As filed with the Securities and Exchange Commission on April 19, 2007
-----------------------------------------------------------------------

                               FILE NO. 333-100068

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 5

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         ALLSTATE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)


             ILLINOIS                               36-2554642
   (State or Other Jurisdiction of               (I.R.S. Employer
    Incorporation or Organization)             Identification Number)



                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

            (Address and Phone Number of Principal Executive Office)


                               MICHAEL J. VELOTTA
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                         ALLSTATE LIFE INSURANCE COMPANY
                          3100 SANDERS ROAD, SUITE J5B
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

                              JOCELYN LIU, ESQUIRE
                         ALLSTATE LIFE INSURANCE COMPANY
                           3100 SANDERS ROAD SUITE J5B
                              NORTHBROOK, IL 60062


Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/


THE ALLSTATE ADVISOR VARIABLE ANNUITIES
(ADVISOR, ADVISOR PLUS, ADVISOR PREFERRED)

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142
MAILING ADDRESS: P.O. BOX 80469, LINCOLN, NE 68501-0469
TELEPHONE NUMBER: 1-800-203-0068
FAX NUMBER: 1-866-628-1006                         PROSPECTUS DATED MAY 1, 2007
 -------------------------------------------------------------------------------
Allstate Life Insurance Company ("ALLSTATE LIFE") is offering the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):


.. ALLSTATE ADVISOR
.. ALLSTATE ADVISOR PLUS

.. ALLSTATE ADVISOR PREFERRED


This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 54* variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following funds ("FUNDS"):

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2)      PUTNAM VARIABLE TRUST (CLASS IB)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS    VAN KAMPEN LIFE INVESTMENT TRUST (CLASS
 2)                                                             II)
LORD ABBETT SERIES FUND, INC. (CLASS VC)                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)             (CLASS I & II)


*Up to 61 Variable Sub-Accounts may be available depending on the date you purchased your Contract. Please see page 46-50 for information about Variable Sub-Account and/or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

For ALLSTATE ADVISOR PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract value ("CONTRACT VALUE") a credit enhancement ("CREDIT ENHANCEMENT") of up to 5% (depending on the issue age and your total purchase payments) of such purchase payment. Expenses for this Contract may be higher than a Contract without the Credit Enhancement. Over time, the amount of the Credit Enhancement may be more than offset by the fees associated with the Credit Enhancement.

WE (Allstate Life) have filed a Statement of Additional Information, dated May 1, 2007, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 94 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.




                                 1  PROSPECTUS

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                FEDERAL CRIME.

  IMPORTANT     THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
                HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS
   NOTICES      OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT
                DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
                SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT
                IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE
                LOSS OF PRINCIPAL.

                THE CONTRACTS ARE NOT FDIC INSURED.





                                 2  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                         PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                                       4
--------------------------------------------------------------------------------
  Overview of Contracts                                                 6
--------------------------------------------------------------------------------
  The Contracts at a Glance                                             7
--------------------------------------------------------------------------------
  How the Contracts Work                                                12
--------------------------------------------------------------------------------
  Expense Table                                                         13
--------------------------------------------------------------------------------
  Financial Information                                                 19
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contracts                                                         19
--------------------------------------------------------------------------------
  Purchases                                                             22
--------------------------------------------------------------------------------
  Contract Value                                                        23
--------------------------------------------------------------------------------
  Investment Alternatives                                               46
--------------------------------------------------------------------------------
     The Variable Sub-Accounts                                          46
--------------------------------------------------------------------------------
     The Fixed Account Options                                          53
--------------------------------------------------------------------------------
     Transfers                                                          57
--------------------------------------------------------------------------------
  Expenses                                                              60
--------------------------------------------------------------------------------
  Access to Your Money                                                  65
--------------------------------------------------------------------------------
  Income Payments                                                       66
--------------------------------------------------------------------------------
  Death Benefits                                                        75
--------------------------------------------------------------------------------

                                                                        PAGE

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information                                                      83
--------------------------------------------------------------------------------
  Taxes                                                                 86
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                                    93
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                   94
--------------------------------------------------------------------------------
APPENDIX A-ALLSTATE ADVISOR CONTRACT COMPARISON CHART                   95
--------------------------------------------------------------------------------
APPENDIX B-MARKET VALUE ADJUSTMENT                                      97
--------------------------------------------------------------------------------
APPENDIX C-CALCULATION OF INCOME PROTECTION BENEFIT                     99
--------------------------------------------------------------------------------
APPENDIX D-WITHDRAWAL ADJUSTMENT EXAMPLE-INCOME
BENEFITS                                                                100
--------------------------------------------------------------------------------
APPENDIX E-WITHDRAWAL ADJUSTMENT EXAMPLE-DEATH BENEFITS                 101
--------------------------------------------------------------------------------
APPENDIX F-CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT             102
--------------------------------------------------------------------------------
APPENDIX G-WITHDRAWAL ADJUSTMENT EXAMPLE-TRUERETURN ACCUMULATION
BENEFIT                                                                 105
--------------------------------------------------------------------------------
APPENDIX H-SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES    106
--------------------------------------------------------------------------------
APPENDIX I-SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION
EXAMPLES                                                                108
--------------------------------------------------------------------------------
APPENDIX J-SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION
EXAMPLES                                                                111
--------------------------------------------------------------------------------
APPENDIX K-ACCUMULATION UNIT VALUES                                     115
--------------------------------------------------------------------------------


                                 3  PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                        PAGE

--------------------------------------------------------------------------------
AB Factor                                                               24
--------------------------------------------------------------------------------
Accumulation Benefit                                                    24
--------------------------------------------------------------------------------
Accumulation Phase                                                      12
--------------------------------------------------------------------------------
Accumulation Unit                                                       19
--------------------------------------------------------------------------------
Accumulation Unit Value                                                 19
--------------------------------------------------------------------------------
Allstate Life ("We")                                                    83
--------------------------------------------------------------------------------
Annuitant                                                               20
--------------------------------------------------------------------------------
Automatic Additions Program                                             22
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                                 59
--------------------------------------------------------------------------------
Beneficiary                                                             20
--------------------------------------------------------------------------------
Benefit Base (for the TrueReturn Accumulation Benefit Option)           25
--------------------------------------------------------------------------------
Benefit Base (for the SureIncome Withdrawal Benefit Option)             34
--------------------------------------------------------------------------------
Benefit Base (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 38
--------------------------------------------------------------------------------
Benefit Base (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 42
--------------------------------------------------------------------------------
Benefit Payment (for the SureIncome Withdrawal Benefit
Option)                                                                 34
--------------------------------------------------------------------------------
Benefit Payment (for the SureIncome Plus Withdrawal
Benefit Option)                                                         37
--------------------------------------------------------------------------------
Benefit Payment (for the SureIncome For Life Withdrawal
Benefit Option)                                                         41
--------------------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Withdrawal
Benefit Option)                                                         34
--------------------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 37
--------------------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome For Life
Withdrawal Benefit Option)                                              41
--------------------------------------------------------------------------------
Benefit Year (for the SureIncome Withdrawal Benefit Option)             33
--------------------------------------------------------------------------------
Benefit Year (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 37
--------------------------------------------------------------------------------
Benefit Year (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 40
--------------------------------------------------------------------------------
Co-Annuitant                                                            20
--------------------------------------------------------------------------------
*Contract                                                               19
--------------------------------------------------------------------------------
Contract Anniversary                                                    8
--------------------------------------------------------------------------------
Contract Owner ("You")                                                  19
--------------------------------------------------------------------------------
Contract Value                                                          23
--------------------------------------------------------------------------------
Contract Year                                                           9
--------------------------------------------------------------------------------
Credit Enhancement                                                      22
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                           59
--------------------------------------------------------------------------------
Due Proof of Death                                                      75
--------------------------------------------------------------------------------
Earnings Protection Death Benefit Option                                77
--------------------------------------------------------------------------------
Enhanced Beneficiary Protection (Annual Increase) Option                77
--------------------------------------------------------------------------------
Excess of Earnings Withdrawal                                           78
--------------------------------------------------------------------------------

                                                                        PAGE

--------------------------------------------------------------------------------
Fixed Account Options                                                   53
--------------------------------------------------------------------------------
Free Withdrawal Amount                                                  63
--------------------------------------------------------------------------------
Funds                                                                   1
--------------------------------------------------------------------------------
Guarantee Option                                                        24
--------------------------------------------------------------------------------
Guarantee Period Accounts                                               55
--------------------------------------------------------------------------------
Income Base                                                             9
--------------------------------------------------------------------------------
Income Plan                                                             66
--------------------------------------------------------------------------------
Income Protection Benefit Option                                        70
--------------------------------------------------------------------------------
In-Force Earnings                                                       78
--------------------------------------------------------------------------------
In-Force Premium                                                        77
--------------------------------------------------------------------------------
Investment Alternatives                                                 46
--------------------------------------------------------------------------------
IRA Contract                                                            9
--------------------------------------------------------------------------------
Issue Date                                                              12
--------------------------------------------------------------------------------
Market Value Adjustment                                                 55
--------------------------------------------------------------------------------
Maximum Anniversary Value                                               76
--------------------------------------------------------------------------------
Maximum Anniversary Value (MAV) Death Benefit Option                    76
--------------------------------------------------------------------------------
Payout Phase                                                            12
--------------------------------------------------------------------------------
Payout Start Date                                                       66
--------------------------------------------------------------------------------
Portfolios                                                              83
--------------------------------------------------------------------------------
Qualified Contract                                                      19
--------------------------------------------------------------------------------
Retirement Income Guarantee Options                                     73
--------------------------------------------------------------------------------
Return of Premium Death Benefit                                         76
--------------------------------------------------------------------------------
Rider Anniversary                                                       24
--------------------------------------------------------------------------------
Rider Application Date                                                  8
--------------------------------------------------------------------------------
Rider Date (for the TrueReturn Accumulation Benefit Option)             24
--------------------------------------------------------------------------------
Rider Date (for the SureIncome Withdrawal Benefit Option)               33
--------------------------------------------------------------------------------
Rider Date (for the SureIncome Plus Withdrawal Benefit Option)          37
--------------------------------------------------------------------------------
Rider Date (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 40
--------------------------------------------------------------------------------
Rider Fee (for the TrueReturn Accumulation Benefit Option)              8
--------------------------------------------------------------------------------
Rider Fee (for the SureIncome Withdrawal Benefit Option)                8
--------------------------------------------------------------------------------
Rider Fee (for the SureIncome Plus Withdrawal Benefit Option)           8
--------------------------------------------------------------------------------
Rider Fee (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 8
--------------------------------------------------------------------------------
Rider Fee Percentage                                                    61
--------------------------------------------------------------------------------
Rider Maturity Date                                                     24
--------------------------------------------------------------------------------
Rider Period                                                            24
--------------------------------------------------------------------------------
Rider Trade-In Option (for the TrueReturn Accumulation Benefit Option)  32
--------------------------------------------------------------------------------
Rider Trade-In Option (for the SureIncome Withdrawal Benefit Option)    36
--------------------------------------------------------------------------------
Right to Cancel                                                         23
--------------------------------------------------------------------------------
SEC                                                                     1
--------------------------------------------------------------------------------


                                 4  PROSPECTUS

--------------------------------------------------------------------------------
Settlement Value                                                        76
--------------------------------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option                        20
--------------------------------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual
Retirements Accounts                                                    20
--------------------------------------------------------------------------------
Standard Fixed Account Option                                           54
--------------------------------------------------------------------------------
SureIncome Covered Life                                                 40
--------------------------------------------------------------------------------
SureIncome Option Fee                                                   62
--------------------------------------------------------------------------------
SureIncome Plus Option                                                  8
--------------------------------------------------------------------------------
SureIncome Plus Option Fee                                              8
--------------------------------------------------------------------------------
SureIncome Plus Withdrawal Benefit Option                               8
--------------------------------------------------------------------------------
SureIncome For Life Option                                              8
--------------------------------------------------------------------------------
SureIncome For Life Option Fee                                          8
--------------------------------------------------------------------------------
SureIncome For Life Withdrawal Benefit Option                           8
--------------------------------------------------------------------------------
SureIncome ROP Death Benefit                                            11
--------------------------------------------------------------------------------
SureIncome Withdrawal Benefit Option                                    33
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                           66
--------------------------------------------------------------------------------
Tax Qualified Contract                                                  89
--------------------------------------------------------------------------------
Transfer Period Accounts                                                26
--------------------------------------------------------------------------------
Trial Examination Period                                                23
--------------------------------------------------------------------------------
TrueBalance/SM/ Asset Allocation Program                                51
--------------------------------------------------------------------------------
TrueReturn/SM/ Accumulation Benefit Option                              24
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Valuation Date                                                          22
--------------------------------------------------------------------------------
Variable Account                                                        83
--------------------------------------------------------------------------------
Variable Sub-Account                                                    46
--------------------------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome Withdrawal
Benefit Option)                                                         34
--------------------------------------------------------------------------------
Withdrawal Benefit Factor (For the SureIncome Plus
Withdrawal Benefit Option)                                              37
--------------------------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome For Life
Withdrawal Benefit Option)                                              41
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome
Withdrawal Benefit Option)                                              35
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome Plus
Withdrawal Benefit Option)                                              39
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 42
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome
Withdrawal Benefit Option)                                              35
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 39
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome For Life Withdrawal
Benefit Option)                                                         42
--------------------------------------------------------------------------------
Withdrawal Benefit Option                                               33
--------------------------------------------------------------------------------
Withdrawal Benefit Option Fee                                           62
--------------------------------------------------------------------------------


* In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include all three Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.


                                 5  PROSPECTUS

OVERVIEW OF CONTRACTS
--------------------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits./+/ They differ primarily with respect to the charges imposed, as follows:

.. The ALLSTATE ADVISOR CONTRACT has a mortality and expense risk charge of 1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

.. The ALLSTATE ADVISOR PLUS CONTRACT offers Credit Enhancement of up to 5% on purchase payments, a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 8.5% with an 8-year withdrawal charge period;

.. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 5-YEAR WITHDRAWAL CHARGE OPTION
  ("Package III") has a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 5-year withdrawal charge period;

.. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 3-YEAR WITHDRAWAL CHARGE OPTION
  ("Package II") has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period; and

.. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION
  ("Package I") has a mortality and expense risk charge of 1.60%, an administrative expense charge of 0.19%*, and no withdrawal charges.

Other differences among the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

+
   Some broker/dealers and banks may limit the purchase of optional benefits and may limit participation in certain programs. Your individual sales representative will describe any such limitations to you.

* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract.


                                 6  PROSPECTUS

THE CONTRACTS AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS               You can purchase each Contract with as little as
                                $10,000 ($2,000 for Contracts issued with an IRA or
                                TSA). You can add to your Contract as often and as much
                                as you like, but each subsequent payment must be at
                                least $1,000 ($50 for automatic payments).

                                We reserve the right to accept a lesser initial
                                purchase payment amount for each Contract. We may limit
                                the cumulative amount of purchase payments to a maximum
                                of $1,000,000 in any Contract.

                                For ALLSTATE ADVISOR PLUS CONTRACTS, each time you make
                                a purchase payment, we will add to your Contract Value
                                a Credit Enhancement of up to 5% of such purchase
                                payment.
---------------------------------------------------------------------------------------
TRIAL EXAMINATION PERIOD        You may cancel your Contract within 20 days of receipt
                                or any longer period as your state may require ("TRIAL
                                EXAMINATION PERIOD"). Upon cancellation, we will return
                                your purchase payments adjusted, to the extent federal
                                or state law permits, to reflect the investment
                                experience of any amounts allocated to the Variable
                                Account, including the deduction of mortality and
                                expense risk charges and administrative expense
                                charges. If you cancel your Contract during the TRIAL
                                EXAMINATION PERIOD, the amount we refund to you will
                                not include any Credit Enhancement. See "Trial
                                Examination Period" for details.
---------------------------------------------------------------------------------------
EXPENSES                        Each Portfolio pays expenses that you will bear
                                indirectly if you invest in a Variable Sub-Account. You
                                also will bear the following expenses:

                                ALLSTATE ADVISOR CONTRACTS

                                .Annual mortality and expense risk charge equal to
                                  1.10% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.

                                ALLSTATE ADVISOR PLUS CONTRACTS

                                .Annual mortality and expense risk charge equal to
                                  1.40% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 8.5% of
                                  purchase payments withdrawn.

                                ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 5-YEAR
                                WITHDRAWAL CHARGE OPTION)

                                .Annual mortality and expense risk charge equal to
                                  1.40% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.


                                  7 PROSPECTUS

                                ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 3-YEAR
                                WITHDRAWAL CHARGE OPTION)

                                .Annual mortality and expense risk charge equal to
                                  1.50% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.


                                ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH NO
                                WITHDRAWAL CHARGE OPTION)

                                .Annual mortality and expense risk charge equal to
                                  1.60% of average daily net assets.

                                . No withdrawal charge.

                                ALL CONTRACTS

                                .Annual administrative expense charge of 0.19% (up to
                                  0.35% for future Contracts).

                                .Annual contract maintenance charge of $30 (waived in
                                  certain cases).

                                .If you select the MAXIMUM ANNIVERSARY VALUE (MAV)
                                  DEATH BENEFIT OPTION ("MAV DEATH BENEFIT OPTION") you
                                  will pay an additional mortality and expense risk
                                  charge of 0.20%* (up to 0.30% for Options added in
                                  the future).

                                .If you select ENHANCED BENEFICIARY PROTECTION (ANNUAL
                                  INCREASE) OPTION, you will pay an additional
                                  mortality and expense risk charge of 0.30%*.

                                .If you select the EARNINGS PROTECTION DEATH BENEFIT
                                  OPTION you will pay an additional mortality and
                                  expense risk charge of 0.25% or 0.40% (up to 0.35% or
                                  0.50% for Options added in the future) depending on
                                  the age of the oldest Owner and oldest Annuitant on
                                  the date we receive the completed application or
                                  request to add the benefit, whichever is later
                                  ("RIDER APPLICATION DATE").

                                .If you select the TRUERETURN/SM/ ACCUMULATION BENEFIT
                                  OPTION ("TRUERETURN OPTION") you would pay an
                                  additional annual fee ("RIDER FEE") of 0.50% (up to
                                  1.25% for Options added in the future) of the BENEFIT
                                  BASE in effect on each Contract anniversary
                                  ("CONTRACT ANNIVERSARY") during the Rider Period. You
                                  may not select the TrueReturn Option together with a
                                  Retirement Income Guarantee Option or any Withdrawal
                                  Benefit Option.

                                .If you select the SUREINCOME OPTION, you would pay an
                                  additional annual fee ("SUREINCOME OPTION FEE") of
                                  0.50% of the BENEFIT BASE on each Contract
                                  Anniversary (see the SureIncome Option Fee section).
                                   You may not select the SureIncome Option together
                                  with a Retirement Income Guarantee Option, a
                                  TrueReturn Option or any other Withdrawal Benefit
                                  Option.

                                .If you select the SUREINCOME PLUS WITHDRAWAL BENEFIT
                                  OPTION  ("SUREINCOME PLUS OPTION")  you would pay an
                                  additional annual fee ("SUREINCOME PLUS OPTION FEE")
                                  of 0.65% (up to 1.25% for Options added in the
                                  future) of the BENEFIT BASE on each Contract
                                  Anniversary (see the SureIncome Plus Option Fee
                                  section).  You may not select the SureIncome Plus
                                  Option together with a Retirement Income Guarantee
                                  Option, a TrueReturn Option or any other Withdrawal
                                  Benefit Option.

                                .If you select the SUREINCOME FOR LIFE WITHDRAWAL
                                  BENEFIT OPTION  ("SUREINCOME FOR LIFE OPTION") you
                                  would pay an additional annual fee ("SUREINCOME FOR
                                  LIFE OPTION FEE") of 0.65% (up to 1.25% for Options
                                  added in the future) of the BENEFIT BASE on each
                                  Contract Anniversary (see the SureIncome For Life
                                  Option Fee section).  You may not select the
                                  SureIncome For Life Option together with a Retirement
                                  Income Guarantee Option, a TrueReturn Option or any
                                  other Withdrawal Benefit Option.

                                  8 PROSPECTUS

                                .We discontinued offering RETIREMENT INCOME GUARANTEE
                                  OPTION 1 ("RIG 1") as of January 1, 2004 (up to May
                                  1, 2004 in certain states). If you elected RIG 1
                                  prior to May 1, 2004, you will pay an additional
                                  annual fee ("Rider Fee") of 0.40%* of the INCOME BASE
                                  in effect on a Contract Anniversary.

                                  We discontinued offering RETIREMENT INCOME GUARANTEE
                                  OPTION 2 ("RIG 2") as of January 1, 2004 (up to May
                                  1, 2004 in certain states). If you elected RIG 2
                                  prior to May 1, 2004, you will pay an additional
                                  annual Rider Fee of 0.55%* of the INCOME BASE in
                                  effect on a Contract Anniversary.

                                .If you select the INCOME PROTECTION BENEFIT OPTION
                                  you will pay an additional mortality and expense risk
                                  charge of 0.50% (up to 0.75% for Options added in the
                                  future) during the Payout Phase of your Contract.

                                .If you select the SPOUSAL PROTECTION BENEFIT
                                  (CO-ANNUITANT) OPTION OR SPOUSAL PROTECTION BENEFIT
                                  (CO-ANNUITANT OPTION FOR CUSTODIAL INDIVIDUAL
                                  RETIREMENT ACCOUNTS ("CSP") you would pay an
                                  additional annual fee ("RIDER FEE") of 0.10%** (up to
                                  0.15% for Options added in the future) of the
                                  Contract Value ("CONTRACT VALUE") on each Contract
                                  Anniversary. These Options are only available for
                                  certain types of IRA Contracts, which are Contracts
                                  issued with an Individual Retirement Annuity or
                                  Account ("IRA") under Section 408 of the Internal
                                  Revenue Code. The CSP is only available for certain
                                  Custodial Individual Retirement Accounts established
                                  under Section 408 of the Internal Revenue Code. For
                                  Contracts purchased on or after January 1, 2005, we
                                  may discontinue offering the Spousal Protection
                                  Benefit (Co-Annuitant) Option at any time prior to
                                  the time you elect to receive it.**

                                  **NO RIDER FEE WAS CHARGED FOR THESE OPTIONS FOR
                                  CONTRACT OWNERS WHO ADDED THESE OPTIONS PRIOR TO
                                  JANUARY 1, 2005. SEE PAGE 15 FOR DETAILS.

                                .Transfer fee equal to 1.00% (subject to increase to
                                  up to 2.00%) of the amount transferred after the
                                  12/th/ transfer in any Contract Year ("CONTRACT
                                  YEAR"), which we measure from the date we issue your
                                  Contract or a Contract Anniversary.

                                . State premium tax (if your state imposes one)

                                . NOT ALL OPTIONS ARE AVAILABLE IN ALL STATES.

                                  WE MAY DISCONTINUE ANY OF THESE OPTIONS AT ANY TIME
                                  PRIOR TO THE TIME YOU ELECT TO RECEIVE IT.

                                  *DIFFERENT RATES APPLY TO CONTRACT OWNERS WHO ADDED
                                  THESE OPTIONS PRIOR TO MAY 1, 2003. SEE PAGE 14-15
                                  FOR DETAILS.
---------------------------------------------------------------------------------------

                                  9 PROSPECTUS

INVESTMENT ALTERNATIVES         Each Contract offers several investment alternatives
                                including:

                                .up to 3 Fixed Account Options that credit interest at
                                  rates we guarantee, and

                                .54* Variable Sub-Accounts investing in Portfolios
                                  offering professional money management by these investment advisers:

                                  . Fidelity Management & Research Company

                                  . Franklin Advisers, Inc.

                                  . Franklin Advisory Services, LLC

                                  . Franklin Mutual Advisers, LLC

                                  . Lord, Abbett & Co. LLC

                                  . OppenheimerFunds, Inc.

                                  . Putnam Investment Management, LLC

                                  . Templeton Asset Management Ltd.

                                  . Templeton Investment Counsel, LLC

                                  . Van Kampen Asset Management

                                  . Van Kampen**

                                  *Up to 61 Variable Sub-Accounts may be available
                                  depending on the date your purchased your Contract.
                                  Please see page 46-50 for information about
                                  Sub-Account and/or Portfolio liquidations, mergers,
                                  closures and name changes.

                                  **Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

                                NOT ALL FIXED ACCOUNT OPTIONS ARE AVAILABLE IN ALL
                                STATES OR WITH ALL CONTRACTS.

                                To find out current rates being paid on the Fixed
                                Account Option(s), or to find out how the Variable
                                Sub-Accounts have performed, please call us at
                                1-800-203-0068.
---------------------------------------------------------------------------------------
                                 10 PROSPECTUS

SPECIAL SERVICES                For your convenience, we offer these special services:

                                . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                                . AUTOMATIC ADDITIONS PROGRAM

                                . DOLLAR COST AVERAGING PROGRAM

                                . SYSTEMATIC WITHDRAWAL PROGRAM

                                . TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
---------------------------------------------------------------------------------------
INCOME PAYMENTS                 You can choose fixed income payments, variable income
                                payments, or a combination of the two. You can receive
                                your income payments in one of the following ways (you
                                may select more than one income plan):

                                . life income with guaranteed number of payments

                                . joint and survivor life income with guaranteed number
                                  of payments

                                . guaranteed number of payments for a specified period

                                . life income with cash refund

                                . joint life income with cash refund

                                . life income with installment refund

                                . joint life income with installment refund

                                Prior to May 1, 2004, Allstate Life also offered two
                                Retirement Income Guarantee Options that guarantee a
                                minimum amount of fixed income payments you can receive
                                if you elect to receive income payments.

                                In addition, we offer an Income Protection Benefit
                                Option that guarantees that your variable income
                                payments will not fall below a certain level.
----------------------------------------------------------------------------------------
DEATH BENEFITS                  If you, the Annuitant, or Co-Annuitant die before the
                                Payout Start Date, we will pay a death benefit subject
                                to the conditions described in the Contract. In
                                addition to the death benefit included in your Contract
                                ("RETURN OF PREMIUM DEATH BENEFIT" or "ROP Death
                                Benefit"), the death benefit options we currently offer
                                include:

                                . MAV DEATH BENEFIT OPTION;

                                .ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE)
                                  OPTION; and

                                . EARNINGS PROTECTION DEATH BENEFIT OPTION

                                The SureIncome Plus Option and SureIncome For Life
                                Option also include a death benefit option, the
                                SureIncome Return of Premium Death Benefit,
                                ("SUREINCOME ROP DEATH BENEFIT").
---------------------------------------------------------------------------------------
TRANSFERS                       Before the Payout Start Date, you may transfer your
                                Contract Value among the investment alternatives, with
                                certain restrictions. The minimum amount you may
                                transfer is $100 or the amount remaining in the
                                investment alternative, if less. The minimum amount
                                that can be transferred into the Standard Fixed Account
                                or Market Value Adjusted Account Options is $100.

                                A charge may apply after the 12/th/ transfer in each
                                Contract Year.
---------------------------------------------------------------------------------------
WITHDRAWALS                     You may withdraw some or all of your Contract Value at
                                any time during the Accumulation Phase and during the
                                Payout Phase in certain cases. In general, you must
                                withdraw at least $50 at a time. Withdrawals taken
                                prior to the Payout Start Date are generally considered
                                to come from the earnings in the Contract first. If the
                                Contract is tax-qualified, generally all withdrawals
                                are treated as distributions of earnings. Withdrawals
                                of earnings are taxed as ordinary income and, if taken
                                prior to age 59 1/2, may be subject to an additional
                                10% federal tax penalty. A withdrawal charge and a
                                MARKET VALUE ADJUSTMENT may also apply.

                                If any withdrawal reduces your Contract Value to less
                                than $1,000, we will treat the request as a withdrawal
                                of the entire Contract Value, unless a Withdrawal
                                Benefit Option is in effect under your Contract. Your
                                Contract will terminate if you withdraw all of your
                                Contract Value.




                                 11  PROSPECTUS

HOW THE CONTRACTS WORK
--------------------------------------------------------------------------------

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 66. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment




Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-203-0068 if you have any question about how the Contracts work.


                                 12  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the prospectuses for the Portfolios.


CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments withdrawn)/* /

                         Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable  Charge:
-----------------------------------------------------------------------------------------------------------------------------------
Contract:                    0           1           2           3           4           5           6          7           8+
Allstate Advisor              7%          7%          6%          5%          4%          3%        2%           0%         0%
Allstate Advisor Plus       8.5%        8.5%        8.5%        7.5%        6.5%        5.5%        4%         2.5%         0%
Allstate Advisor
 Preferred with:
 5-Year Withdrawal
 Charge Option                7%          6%          5%          4%          3%          0%
 3-Year Withdrawal
 Charge Option                7%          6%          5%          0%
 No Withdrawal Charge
 Option                                                                    None

All Contracts:
-----------------------------------------------------------------------------------------------------------------------------------
Annual Contract
 Maintenance Charge                                                       $30**
Transfer Fee                                             up to 2.00% of the amount transferred***


* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

** Waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.


                                 13  PROSPECTUS

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)


If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:


                                                                   Mortality and Expense Risk             Administrative
Basic Contract (without any optional benefit)                               Charge                       Expense Charge*
----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                           1.10%                           0.19%
----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Plus                                                                      1.40%                           0.19%
----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5- year Withdrawal Charge Option)                              1.40%                           0.19%
----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3- year Withdrawal Charge Option)                              1.50%                           0.19%
----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)                                   1.60%                           0.19%
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Total Variable Account
                                                                           Annual Expense
Basic Contract (without any optional benefit)
------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                                1.29%
------------------------------------------------------------------------------------------------------
Allstate Advisor Plus                                                                           1.59%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5- year Withdrawal Charge Option)                                   1.59%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3- year Withdrawal Charge Option)                                   1.69%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)                                        1.79%
------------------------------------------------------------------------------------------------------


  * We reserve the right to raise the administrative expense charge to 0.35%. However, we will not increase the charge once we issue your Contract.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.


                                                   0.20%* (up to 0.30% for Options added in
MAV Death Benefit Option                           the future)
Enhanced Beneficiary Protection (Annual Increase)
Option                                             0.30 %*

Earnings Protection Death Benefit Option (issue    0.25% (up to 0.35% for Options added in
age 0-70)                                          the future)

Earnings Protection Death Benefit Option (issue    0.40% (up to 0.50% for Options added in
age 71-79)                                         the future)


  *For Contract Owners who added the MAV Death Benefit Option or Enhanced
   Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the additional mortality and expense risk charge associated with each Option is 0.15%.

If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, and Earnings           Mortality and Expense
Protection Death Benefit Option (issue age 71-79)                           Risk Charge*
-------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                                2.00%
-------------------------------------------------------------------------------------------------------
Allstate Advisor Plus                                                                           2.30%
-------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5- year Withdrawal Charge Option)                                   2.30%
-------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3- year Withdrawal Charge Option)                                   2.40%
-------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)                                        2.50%
-------------------------------------------------------------------------------------------------------
Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, and Earnings          Administrative
Protection Death Benefit Option (issue age 71-79)                     Expense Charge*
-----------------------------------------------------------------------------------------------
Allstate Advisor                                                                        0.19%
-----------------------------------------------------------------------------------------------
Allstate Advisor Plus                                                                   0.19%
-----------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5- year Withdrawal Charge Option)                           0.19%
-----------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3- year Withdrawal Charge Option)                           0.19%
-----------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)                                0.19%
-----------------------------------------------------------------------------------------------
Contract with the MAV Death Benefit Option, Enhanced                    Total Variable Account
Beneficiary Protection (Annual Increase) Option, and Earnings              Annual Expense
Protection Death Benefit Option (issue age 71-79)
------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                                2.19%
------------------------------------------------------------------------------------------------------
Allstate Advisor Plus                                                                           2.49%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5- year Withdrawal Charge Option)                                   2.49%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3- year Withdrawal Charge Option)                                   2.59%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)                                        2.69%
------------------------------------------------------------------------------------------------------


  *As described above the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

TrueReturn/SM/ Accumulation Benefit Option                                                0.50 %*
-----------------------------------------------------------------------------------------------------------------


*Up to 1.25% for Options added in the future. See "TrueReturn/SM/ Accumulation Benefit Option" for details.

SUREINCOME WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

SureIncome Withdrawal Benefit Option                                                      0.50 %*
------------------------------------------------------------------------------------------------------------------


* Up to 1.25% for SureIncome Options added in the future. See "SureIncome Withdrawal Benefit Option" for details.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION FEE


(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

SureIncome Plus Withdrawal Benefit Option                                                  0.65%*
-----------------------------------------------------------------------------------------------------------------


                                 14  PROSPECTUS

*Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome Plus Withdrawal Benefit Option" for details.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

SureIncome For Life Withdrawal Benefit Option                                             0.65%*
---------------------------------------------------------------------------------------------------------------


*Up to 1.25% for SureIncome For Life Options added in the future. See "SureIncome For Life Withdrawal Benefit Option" for details.



RETIREMENT INCOME GUARANTEE OPTION FEE*

If you selected RIG 1, you would pay a Rider Fee at the annual rate of 0.40%** of the Income Base in effect on a Contract Anniversary. If you selected RIG 2, you would pay an additional Rider Fee at the annual rate of 0.55%** of the Income Base in effect on a Contract Anniversary. See "Retirement Income Guarantee Options" for details.

*We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

**For Contract Owners who added RIG 1 prior to May 1, 2003, the annual rate is 0.25%. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual rate is 0.45%.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option                              0.10 %*
----------------------------------------------------------------------------------------------------


*Applies to Contract Owners who select the Option on or after January 1, 2005. Up to 0.15% for options added in the future.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option                              0.10 %*
----------------------------------------------------------------------------------------------------


*Applies to Contract Owners who select the Option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit (Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee" for details.





INCOME PROTECTION BENEFIT OPTION

The Contracts are also available with the Income Protection Benefit Option. See "Income Payments - Income Protection Benefit Option," below, for a description of the Option. The charge for the Income Protection Benefit Option is currently 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the Income Protection Benefit Option charge to up to 0.75%. Once your Income Protection Benefit Option is in effect, however, we may not change the fee that applies to your Contract. See "Expenses - Mortality and Expense Risk Charge," below, for details.


                                 15  PROSPECTUS

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.


                           PORTFOLIO ANNUAL EXPENSES
----------------------------------------------------------------------------------
                                 Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio
Operating
Expenses/(1)/
(expenses that are
deducted from
Portfolio assets,
which may include
management fees,
distribution and/or
services (12b-1) fees,              0.35%                         1.73%
and other expenses)
----------------------------------------------------------------------------------



(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2006 (except as otherwise noted).






                                 16  PROSPECTUS

EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated;

.. earned a 5% annual return on your investment;

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

.. elected the MAV Death Benefit Option and the Enhanced Beneficiary Protection
  (Annual Increase) Option;

.. elected the Earnings Protection Death Benefit Option (assuming issue age
  71-79);

.. elected the Spousal Protection Benefit (Co-Annuitant) Option; and

.. elected the SureIncome Plus Withdrawal Benefit Option.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.



                                                                Allstate Advisor                 Allstate Advisor Plus
                                                       1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio Expenses       $1,105  $1,964   $2,835   $5,238    $1,263  $2,265   $3,187   $5,481
-------------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio Expenses       $964    $1,552   $2,170   $4,021    $1,122  $1,855   $2,531   $4,300
-------------------------------------------------------------------------------------------------------------------------------
                                                           Allstate Advisor Preferred
                                                                  (with 5 Year
                                                           Withdrawal Charge Option)
                                                       1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio Expenses       $1,051  $1,967   $2,720   $5,481
-------------------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio Expenses       $909    $1,558   $2,063   $4,300
-------------------------------------------------------------------------------------------


                            Allstate Advisor Preferred          Allstate Advisor Preferred
                                   (with 3-Year                          (with No
                            Withdrawal Charge Option)           Withdrawal Charge Option)
                        1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio        $1,061  $1,656   $2,766    $5,560   $561    $1,685   $2,812   $5,638
Expenses
------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio          $920  $1,248   $2,112    $4,392   $420    $1,278   $2,161   $4,482
Expenses
------------------------------------------------------------------------------------------------








                                 17  PROSPECTUS

EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.



                                 Allstate Advisor                 Allstate Advisor Plus
                        1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio         $510   $1,539   $2,580    $5,238    $541   $1,627   $2,720    $5,481
Expenses
------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio         $369   $1,127   $1,915    $4,021    $399   $1,218   $2,063    $4,300
Expenses
------------------------------------------------------------------------------------------------
                            Allstate Advisor Preferred
                                   (with 5 Year
                            Withdrawal Charge Option)
                        1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------
Costs Based on Maximum   $541   $1,627   $2,720    $5,481
Annual Portfolio
Expenses
------------------------------------------------------------
Costs Based on Minimum   $399   $1,218   $2,063    $4,300
Annual Portfolio
Expenses
------------------------------------------------------------


                            Allstate Advisor Preferred          Allstate Advisor Preferred
                                   (with 3-Year                          (with No
                            Withdrawal Charge Option)           Withdrawal Charge Option)
                        1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio          $551  $1,656   $2,766    $5,560   $561    $1,685   $2,812   $5,638
Expenses
------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio          $410  $1,248   $2,112    $4,392   $420    $1,278   $2,161   $4,482
Expenses
------------------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED.
 THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT OPTION AND THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER OR ANNUITANT IS AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), AND THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND THE SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION. EXAMPLES FOR THE ALLSTATE ADVISOR PREFERRED CONTRACTS ASSUME THE ELECTION OF THE 5-YEAR WITHDRAWAL CHARGE OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.


                                 18  PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K of this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract.


THE CONTRACTS
--------------------------------------------------------------------------------


CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan(s) you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

.. any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)).
 The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.


                                 19  PROSPECTUS

ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.


CO-ANNUITANT
SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

.. the individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA;

.. the Contract Owner must be age 90 or younger on the Rider Application Date;

.. the Co-Annuitant must be age 79 or younger on the Rider Application Date; and

.. the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

.. the beneficially owned Contract must be a Custodial traditional IRA, Custodial
  Roth IRA, or a Custodial Simplified Employee Pension IRA;

.. the Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

.. the Co-Annuitant must be the legal spouse of the Annuitant and only one
  Co-Annuitant may be named;

.. the Co-Annuitant must be the sole beneficiary of the Custodial traditional
  IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

.. the Annuitant must be age 90 or younger on the Rider Application Date; and

.. the Co-Annuitant must be age 79 or younger on the Rider Application Date.

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant" for more information.


BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new


                                 20  PROSPECTUS

Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours.
 Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.


MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.


                                 21  PROSPECTUS

PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for Non- Qualified Contracts is $10,000, ($2,000 for Contracts issued with an IRA or TSA). All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). For ALLSTATE ADVISOR PLUS CONTRACTS, purchase payments do not include any Credit Enhancements. You may make purchase payments at any time prior to the Payout Start Date; however, any additional payments after the initial purchase payment may be limited in some states. Please consult with your representative for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-203-0068.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central
Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.


CREDIT ENHANCEMENT
For ALLSTATE ADVISOR PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the date we receive the completed application for the Contract ("Application Date"). If the oldest Contract Owner or oldest Annuitant is age 86 or older and both are 90 or younger on the Application Date, we will add to your Contract Value a Credit Enhancement equal to 2% of the purchase payment. An additional Credit Enhancement will be added to your Contract if the cumulative purchase payments (including the purchase payment being made) less cumulative withdrawals exceed a certain threshold. The thresholds apply individually to each Allstate Advisor Plus Contract you own. The additional Credit Enhancements and their corresponding thresholds are as follows:

          ADDITIONAL CREDIT                CUMULATIVE PURCHASE
        ENHANCEMENT FOR LARGE            PAYMENTS LESS CUMULATIVE
              CONTRACTS                  WITHDRAWALS MUST EXCEED:

    0.50% of the purchase payment       $500,000

    1.00% of the purchase payment       $1,000,000


If you exercise your right to cancel the Contract during the Trial Examination Period, the amount we refund to you will not include any Credit Enhancement. See "TRIAL EXAMINATION PERIOD" below for details. The ALLSTATE ADVISOR PLUS CONTRACT may not be available in all states.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.


                                 22  PROSPECTUS

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "Expenses." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

TRIAL EXAMINATION PERIOD

You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

For ALLSTATE ADVISOR PLUS CONTRACTS, we have received regulatory relief to enable us to recover the amount of any Credit Enhancement applied to Contracts that are cancelled during the Trial Examination Period. The amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement or the amount of charges deducted prior to cancellation, but will reflect, except in states where we are required to return the amount of your purchase payments, any investment gain or loss associated with your Variable Account purchase payments and with the full amount of the Credit Enhancement, including the deduction of mortality and expense risk charges and administrative expense charges.

We reserve the right to allocate your purchase payments to the Putnam VT Money Market - Class IB Sub-Account during the Trial Examination Period.

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Putnam VT Money Market - Class IB Sub-Account. On the next Valuation Date 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for any state specific information.


CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to your initial purchase payment (for ALLSTATE ADVISOR PLUS CONTRACTS, your initial purchase payment plus the Credit Enhancement).

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. For ALLSTATE ADVISOR PLUS CONTRACTS, we would credit your Contract additional Accumulation Units of the Variable Sub-Account to reflect the Credit Enhancement paid on your purchase payment. See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of


                                 23  PROSPECTUS

Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.


TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION
We offer the TrueReturn/SM/ Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.


ACCUMULATION BENEFIT.
On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the Putnam VT Money Market - Class IB Sub-Account. You may transfer the excess amount out of the Putnam VT Money Market - Class IB Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB Factor" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                AB FACTORS
  RIDER PERIOD      GUARANTEE     GUARANTEE
(NUMBER OF YEARS)   OPTION 1      OPTION 2
---------------------------------------------
        8            100.0%           NA
---------------------------------------------
        9            112.5%           NA
---------------------------------------------
       10            125.0%        100.0%
---------------------------------------------
       11            137.5%        110.0%
---------------------------------------------
       12            150.0%        120.0%
---------------------------------------------
       13            162.5%        130.0%
---------------------------------------------
       14            175.0%        140.0%
---------------------------------------------
       15            187.5%        150.0%
---------------------------------------------
       16            200.0%        160.0%
---------------------------------------------
       17            212.5%        170.0%
---------------------------------------------
       18            225.0%        180.0%
---------------------------------------------
       19            237.5%        190.0%
---------------------------------------------
       20            250.0%        200.0%
---------------------------------------------




                                 24  PROSPECTUS

The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

 Example 1: Guarantee Option 1

Guarantee Option:                            1
Rider Period:                               15
AB Factor:                                187.5%
Rider Date:                               1/2/04
Rider Maturity Date:                      1/2/19
Benefit Base on Rider Date:               $50,000
Benefit Base on rider Maturity Date:      $50,000


On the Rider Maturity Date (1/2/19):
Accumulation Benefit  = Benefit Base on Rider Maturity
                       Date X AB Factor
                       = $50,000 X 187.5%
                       = $93,750


Example 2: Guarantee Option 2

Guarantee Option:                            2
Rider Period:                               15
AB Factor:                                150.0%
Rider Date:                               1/2/04
Rider Maturity Date:                      1/2/19
Benefit Base on Rider Date:               $50,000
Benefit Base on rider Maturity Date:      $50,000


On the Rider Maturity Date (1/2/19):
Accumulation Benefit  = Benefit Base on Rider Maturity
                       Date X AB Factor
                       = $50,000 X 150.0%
                       = $75,000


Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.


BENEFIT BASE.
The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

.. The Benefit Base will be increased by purchase payments (and Credit
  Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base.
   THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

.. The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by
  (b), with the result multiplied by (c), where:

  (a) = the withdrawal amount;

  (b) = the Contract Value immediately prior to the withdrawal; and

  (c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.


INVESTMENT REQUIREMENTS.
If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a


                                 25  PROSPECTUS

TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2, TrueBalance/SM/ Model Portfolio Options, and Fidelity VIP Freedom Funds Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn Option:

               GUARANTEE OPTION 1                         GUARANTEE OPTION 2
------------------------------------------------------------------------------------
*Model Portfolio Option 1                         *Model Portfolio Option 2
*TrueBalance Conservative Model Portfolio Option  *TrueBalance Conservative Model
*TrueBalance Moderately Conservative Model         Portfolio Option
 Portfolio Option                                 *TrueBalance Moderately
*Fidelity VIP Freedom Income Fund Model            Conservative Model Portfolio
 Portfolio Option                                  Option
*Fidelity VIP Freedom 2010 Fund Model Portfolio   *TrueBalance Moderate Model
 Option                                            Portfolio Option
                                                  *TrueBalance Moderately Aggressive
                                                   Model Portfolio Option
                                                  *TrueBalance Aggressive Model
                                                   Portfolio Option
                                                  *Fidelity VIP Freedom Income Fund
                                                   Model Portfolio Option
                                                  *Fidelity VIP Freedom 2010 Fund
                                                   Model Portfolio Option
                                                  *Fidelity VIP Freedom 2020 Fund
                                                   Model Portfolio Option
                                                  *Fidelity VIP Freedom 2030 Fund
                                                   Model Portfolio Option
------------------------------------------------------------------------------------


NOTE:  THE TRUEBALANCE MODEL PORTFOLIO OPTIONS WERE ADDED TO THE TRUERETURN
OPTION ON MAY 1, 2005.   TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1,
2005, MAY NOT BE USED WITH THE TRUERETURN OPTION. THE FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS UNDER GUARANTEE OPTION 1 AND GUARANTEE OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). FOR GUARANTEE OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004), THE FIDELITY VIP FREEDOM FUNDS ARE PART OF THE AVAILABLE VARIABLE SUB-ACCOUNTS LISTED UNDER MODEL PORTFOLIO OPTION 2. PLEASE NOTE THAT ONLY CERTAIN FIDELITY VIP FREEDOM FUNDS
                                      ------------
MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE ABOVE.

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period


                                 26  PROSPECTUS

Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for Allstate Advisor Plus Contracts) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.


MODEL PORTFOLIO OPTION 1
If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories.
 Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio 1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004. The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category/(1)/:

                            MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
                                 20% Category A
                                 50% Category B
                                 30% Category C
                                 0% Category D
--------------------------------------------------------------------------------
CATEGORY A
Putnam VT Money Market - Class IB Sub-Account
Van Kampen LIT Money Market, Class II Sub-Account
--------------------------------------------------------------------------------
CATEGORY B
FTVIP Franklin U.S. Government - Class 2 Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (2)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)
--------------------------------------------------------------------------------
CATEGORY C
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - All Value Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account



                                 27  PROSPECTUS

                            MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
                                 20% Category A
                                 50% Category B
                                 30% Category C
                                 0% Category D
--------------------------------------------------------------------------------

Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account (3)
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT Utilities Growth and Income - Class IB Sub-Account (3)
Putnam VT Voyager - Class IB Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen UIF Equity and Income, Class II Sub-Account (2)
Van Kampen UIF Global Franchise, Class II Sub-Account (2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2)
Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account &
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (2)(4)
--------------------------------------------------------------------------------
CATEGORY D (VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 1)
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Putnam VT Health Sciences - Class IB Sub-Account (3)
Putnam VT New Opportunities - Class IB Sub-Account (3)
Putnam VT Vista - Class IB Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account (5)
Van Kampen UIF Equity Growth, Class I Sub-Account & Van Kampen UIF Equity
 Growth, Class II Sub-Account (2)(4)
Van Kampen UIF Small Company Growth, Class II Sub-Account (2)
--------------------------------------------------------------------------------


EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION
1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

(1) The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(3) The Putnam VT Health Sciences - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT New Opportunities - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Research - Class IB Sub-Account (Category C under TrueReturn), and the Putnam VT Utilities Growth and Income - Class IB Sub-Account (Category C under TrueReturn) were offered only with Contracts issued prior to October 1, 2004, and closed to new investments effective October 1, 2004. If you add the TrueReturn Option to your Contract on or after October 1, 2004, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(4)The Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.

(5) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth Portfolio, Class II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment.
 If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.   IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION
ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.


MODEL PORTFOLIO OPTION 2
The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.


                                 28  PROSPECTUS

Model Portfolio Option 2 (Rider Date prior to October 1, 2004)

If your TrueReturn Option Rider Date is prior to October 1, 2004 and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to October 1, 2004) and the Variable Sub-Accounts available under each category/(1)/:

                     MODEL PORTFOLIO OPTION 2
               (RIDER DATE PRIOR TO OCTOBER 1, 2004)
-------------------------------------------------------------------
                          10% Category A
                          20% Category B
                          50% Category C
                          20% Category D
-------------------------------------------------------------------
CATEGORY A
Putnam VT Money Market - Class IB Sub-Account
Van Kampen LIT Money Market, Class II Sub-Account
-------------------------------------------------------------------
CATEGORY B
FTVIP Franklin U.S. Government - Class 2 Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (2)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)
-------------------------------------------------------------------
CATEGORY C
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
Lord Abbett Series - All Value Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account (3)
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT Utilities Growth and Income - Class IB Sub-Account (3)
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen UIF Equity and Income, Class II Sub-Account (2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2)
Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account & Van Kampen
UIF U.S. Mid Cap Value, Class II Sub-Account (2)(4)
-------------------------------------------------------------------
CATEGORY D
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
 Sub-Account
Putnam VT Health Sciences - Class IB Sub-Account (3)
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT New Opportunities - Class IB Sub-Account (3)
Putnam VT Vista - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account (5)
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen UIF Equity Growth, Class I Sub-Account &
Van Kampen UIF Equity Growth, Class II Sub-Account (2)(4)
Van Kampen UIF Global Franchise, Class II Sub-Account (2)
Van Kampen UIF Small Company Growth, Class II Sub-Account (2)
-------------------------------------------------------------------


THE FOLLOWING VARIABLE SUB-ACCOUNTS ARE NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004): FIDELITY VIP FREEDOM INCOME - SERVICE CLASS 2 SUB-ACCOUNT, FIDELITY VIP FREEDOM 2010 - SERVICE CLASS 2 SUB-ACCOUNT, FIDELITY VIP FREEDOM 2020 - SERVICE CLASS 2 SUB-ACCOUNT AND
FIDELITY VIP FREEDOM 2030 - SERVICE CLASS 2 SUB-ACCOUNT.   INSTEAD, THE FIDELITY
VIP FREEDOM FUNDS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS (SEE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE).


                                 29  PROSPECTUS

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

(1) The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(3) The Putnam VT Health Sciences - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT New Opportunities - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Research - Class IB Sub-Account (Category C under TrueReturn), and the Putnam VT Utilities Growth and Income - Class IB Sub-Account (Category C under TrueReturn) were offered only with Contracts issued prior to October 1, 2004, and closed to new investments effective October 1, 2004.*

(4)The Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may invest only in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.

(5) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth Portfolio, Class II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment.
 If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.

Rider Date on or after October 1, 2004

If your TrueReturn Option Rider Date is on or after October 1, 2004, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after October 1, 2004)(1):

                      MODEL PORTFOLIO OPTION 2
              (RIDER DATE ON OR AFTER OCTOBER 1, 2004)
---------------------------------------------------------------------
                              Available
---------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Franklin U.S. Government - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - All Value Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account



                                 30  PROSPECTUS

                      MODEL PORTFOLIO OPTION 2
              (RIDER DATE ON OR AFTER OCTOBER 1, 2004)
---------------------------------------------------------------------

Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen LIT Money Market, Class II Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (2)
Van Kampen UIF Equity and Income, Class II Sub-Account (2)
Van Kampen UIF Global Franchise, Class II Sub-Account (2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2)
Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account & Van Kampen
UIF U.S. Mid Cap Value, Class II Sub-Account (2)(3)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)
---------------------------------------------------------------------
                              Excluded
---------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Putnam VT Vista - Class IB Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account (4)
Van Kampen UIF Equity Growth, Class I Sub-Account &
Van Kampen UIF Equity Growth, Class II Sub-Account (2)(3)
Van Kampen UIF Small Company Growth, Class II Sub-Account (2)
---------------------------------------------------------------------


(1) The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(3)The Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may invest only in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.

(4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth Portfolio, Class II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment.
 If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.   IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION
ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.


TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.
If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

PLEASE NOTE ONLY CERTAIN TRUEBALANCE MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE.


CANCELLATION OF THE TRUERETURN OPTION.
You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or


                                 31  PROSPECTUS
changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.


DEATH OF OWNER OR ANNUITANT.
If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 79 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.


RIDER TRADE-IN OPTION.
We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("NEW OPTION"), provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

.. The New Option will be made a part of your Contract on the date the existing
  TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

.. The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

.. the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

.. the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

.. the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

.. the Model Portfolio Options will be determined by the Model Portfolio Options offered with the Guarantee Options available with the New Option;

.. any waiting period for canceling the New Option will start again on the new
  Rider Date;

.. any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

.. the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering any of these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Option and immediately add a new SureIncome Option, a new SureIncome Plus Option, or a new SureIncome For Life Option, provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

.. The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.

.. The issue requirements and terms and conditions of the new Withdrawal Benefit
  Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you select the SureIncome or SureIncome Plus Withdrawal Benefit Option by utilizing the Rider


                                 32  PROSPECTUS

  Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your sales representative before trading in your TrueReturn Option.


TERMINATION OF THE TRUERETURN OPTION.
The TrueReturn Option will terminate on the earliest of the following to occur:

.. on the Rider Maturity Date;

.. on the Payout Start Date;

.. on the date your Contract is terminated;

.. on the date the Option is cancelled;

.. on the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. on the date the Option is replaced with a New Option under the Rider Trade-In
  Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.


FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS.
If you choose one of the Fidelity VIP Freedom Funds Model Portfolio Options or transfer your entire Contract Value into one of the Fidelity VIP Freedom Funds Model Portfolio Options we will invest your Contract Value entirely into the Fidelity VIP Freedom Sub-Account associated with the Fidelity VIP Freedom Funds Model Portfolio Option you have currently selected. The following table lists the Fidelity VIP Freedom Sub-Account associated with each Fidelity VIP Freedom Funds Model Portfolio Option:

  FIDELITY VIP FREEDOM FUNDS           FIDELITY VIP FREEDOM
    MODEL PORTFOLIO OPTIONS                SUB-ACCOUNT
-----------------------------------------------------------------
  Fidelity VIP Freedom Income     Fidelity VIP Freedom Income -
  Fund Model Portfolio Option      Service Class 2 Sub-Account
-----------------------------------------------------------------
Fidelity VIP Freedom 2010 Fund     Fidelity VIP Freedom 2010 -
    Model Portfolio Option         Service Class 2 Sub-Account
-----------------------------------------------------------------
Fidelity VIP Freedom 2020 Fund     Fidelity VIP Freedom 2020 -
    Model Portfolio Option         Service Class 2 Sub-Account
-----------------------------------------------------------------
Fidelity VIP Freedom 2030 Fund     Fidelity VIP Freedom 2030 -
    Model Portfolio Option         Service Class 2 Sub-Account
-----------------------------------------------------------------


The Fidelity VIP Freedom Funds Model Portfolio Options are available as Model Portfolio Options under Guarantee Option 1 and Guarantee Option 2 (Rider Date prior to October 1, 2004). For Guarantee Option 2 (Rider Date on or after October 1, 2004), the Fidelity VIP Freedom Funds are part of the available Variable Sub-Accounts listed under Model Portfolio Option 2. Please note only certain Fidelity VIP Freedom Funds Model Portfolio Options are available with your TrueReturn Option as summarized in the table under Investment Requirements above.


WITHDRAWAL BENEFIT OPTIONS
"WITHDRAWAL BENEFIT OPTIONS" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.

Some broker-dealers or banks may limit the availability of one or more Withdrawal Benefit Option. Your individual sales representative will describe any limitations to you.


SUREINCOME WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Withdrawal Benefit Option ("SureIncome Option"), which is available for an additional fee.

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any applicable credit enhancements (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue


                                 33  PROSPECTUS
without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For
Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

We may discontinue offering, at any time without prior notice, the SureIncome Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.


BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

.. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options); or

.. The value of the Benefit Payment of the previous Withdrawal Benefit Option
  (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

  .  The Benefit Payment immediately prior to the withdrawal; or

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.


BENEFIT BASE
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be


                                 34  PROSPECTUS
withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.


CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST
If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.


CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.


INVESTMENT REQUIREMENTS
If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest.
 These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.


                                 35  PROSPECTUS

CANCELLATION OF THE SUREINCOME OPTION
You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.


RIDER TRADE-IN OPTION
We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). We currently offer the SureIncome Option or SureIncome Plus Withdrawal Benefit Option as New SureIncome Options available under the Rider Trade-In Option. We may also offer other Options ("New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a Withdrawal Benefit Option and TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

.. The New SureIncome Option or any New Option will be made a part of your Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

.. The issue requirements and terms and conditions of the New SureIncome Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome or SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85.
   For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your sales representative before trading in your SureIncome Option.


DEATH OF OWNER OR ANNUITANT
If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.


TERMINATION OF THE SUREINCOME OPTION
The SureIncome Option will terminate on the earliest of the following to occur:

.. The Benefit Base is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Option is cancelled;

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. On the date the SureIncome Option is replaced with a New Option under the Rider Trade-In Option.


                                 36  PROSPECTUS

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments plus any applicable credit enhancements, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract
Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".   Prior to
the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This death benefit option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 79.

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion.
 Once added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.


BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:


                                 37  PROSPECTUS

.. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options); or

.. The value of the Benefit Payment of the previous Withdrawal Benefit Option
  (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See RIDER TRADE-IN OPTION, above, under SUREINCOME WITHDRAWAL BENEFIT OPTION for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

.. The Benefit Payment immediately prior to the withdrawal; or

.. The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

.. The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.


BENEFIT BASE
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option.
 On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  . The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

  . The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

.. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.


                                 38  PROSPECTUS

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME PLUS OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.


CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST
If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.


CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.


INVESTMENT REQUIREMENTS
If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest.
 These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.


DEATH OF OWNER OR ANNUITANT
If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.


                                 39  PROSPECTUS

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section (page 76) for more details on the SureIncome ROP Death Benefit.


TERMINATION OF THE SUREINCOME PLUS OPTION
The SureIncome Plus Option will terminate on the earliest of the following to occur:

.. The Benefit Base is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds.


SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions.
 Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain
restrictions.   The SureIncome For Life Option also provides an additional death benefit option.

The SureIncome For Life Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SUREINCOME COVERED LIFE" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE" as long as the SureIncome Covered Life is
alive.   Prior to the commencement of the Withdrawal Benefit Payout Phase, the
SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT").
 This Option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 79.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you
choose to add the SureIncome For Life Option.   Currently, you may have


                                 40  PROSPECTUS
only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. AFTER THIS
                                                                    ----------
DATE THE WITHDRAWAL BENEFIT FACTOR WILL NOT CHANGE.
---------------------------------------------------

We currently offer the following Withdrawal Benefit Factors:

                     Attained Age of
                 SureIncome Covered Life                     Withdrawal Benefit Factor
                 -----------------------                     -------------------------
                          50-59                                         4%
                          60-69                                         5%
                          70+                                           6%


The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.


BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. THE WITHDRAWAL BENEFIT FACTOR USED IN ALL FUTURE CALCULATIONS WILL NOT
       ----------------------------------------------------------------------
CHANGE.
-------

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

.. If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.


                                 41  PROSPECTUS

.. If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

  .  The Benefit Payment immediately prior to the withdrawal; or

  . The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

IF THE BENEFIT PAYMENT IS REDUCED TO ZERO, THE SUREINCOME FOR LIFE OPTION WILL TERMINATE.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

.. The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.


BENEFIT BASE
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value.
 After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

.. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.


CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.


                                 42  PROSPECTUS

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.


INVESTMENT REQUIREMENTS
If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.


DEATH OF OWNER OR ANNUITANT
If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the DEATH BENEFITS section page 66 for more details on the SureIncome ROP Death Benefit.


                                 43  PROSPECTUS

TERMINATION OF THE SUREINCOME FOR LIFE OPTION
The SureIncome For Life Option will terminate on the earliest of the following to occur:

.. The Benefit Payment is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

.. On the date the SureIncome For Life Option is cancelled as detailed under Death of Owner or Annuitant section above;

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.


INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)
If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.

When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a MODEL PORTFOLIO OPTION available as described below;

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and interest to an available Model Portfolio Option; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options to which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor.
 Please refer to the Model Portfolio Option and TrueBalance/SM/ Model Portfolio Options sections of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

*Model Portfolio Option 1
*TrueBalance Conservative Model Portfolio Option
*TrueBalance Moderately Conservative Model Portfolio Option
*TrueBalance Moderate Model Portfolio Option
*TrueBalance Moderately Aggressive Model Portfolio Option
*TrueBalance Aggressive Model Portfolio Option
-------------------------------------------------------------




NOTE:  THE TRUEBALANCE MODEL PORTFOLIO OPTIONS WERE FIRST MADE AVAILABLE IN
CONNECTION WITH A WITHDRAWAL BENEFIT OPTION ON MAY 1, 2005.   ANY TRUEBALANCE
MODEL PORTFOLIOS OFFERED UNDER THE TRUEBALANCE ASSET ALLOCATION PROGRAM PRIOR TO MAY 1, 2005, MAY NOT BE USED IN CONNECTION WITH A WITHDRAWAL BENEFIT OPTION.

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to


                                 44  PROSPECTUS
your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.

Any subsequent purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACTS) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available" and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows (1):

                             Available
-------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Franklin U.S. Government - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - All Value Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen LIT Money Market, Class II Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account(2)
Van Kampen UIF Equity and Income, Class II Sub-Account(2)
Van Kampen UIF Global Franchise, Class II Sub-Account(2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account(2)
Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account &
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account(2)(3)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account(2)
-------------------------------------------------------------------
                             Excluded
-------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Putnam VT Vista - Class IB Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account (4)
Van Kampen UIF Equity Growth, Class I Sub-Account &
Van Kampen UIF Equity Growth, Class II Sub-Account(2)(3)
Van Kampen UIF Small Company Growth, Class II Sub-Account(2)
-------------------------------------------------------------------




                                 45  PROSPECTUS

(1) The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the SureIncome Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the SureIncome Option prior to adding the SureIncome Option to your Contract.*

(2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(3) The Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may invest only in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.

(4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth Portfolio, Class II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment.
 If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.   IF YOU CHOOSE TO ADD ANY WITHDRAWAL BENEFIT
OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH A WITHDRAWAL BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.



TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts that comprise that TrueBalance Model Portfolio Option.
 Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added a Withdrawal Benefit Option to your Contract.


INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 54* Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES, PLEASE CONTACT US AT 1-800-203-0068 OR GO TO
WWW.ACCESSALLSTATE.COM.

*Up to 61 Variable Sub-Accounts may be available depending on the date you purchased your Contract. Please see page 50 for information about Sub-Account and/or Portfolio liquidations, mergers and name changes.


                                 46  PROSPECTUS

PORTFOLIO:                EACH PORTFOLIO SEEKS:         INVESTMENT ADVISER:
Fidelity VIP              Long-term capital
 Contrafund(R) Portfolio   appreciation
 - Service Class 2
-------------------------------------------------------
Fidelity VIP Freedom      High total return with a
 2010 Portfolio -          secondary objective of
 Service Class 2           principal preservation as
                           the fund approaches its
                           target date and beyond
-------------------------------------------------------
Fidelity VIP Freedom      High total return with a
 2020 Portfolio -          secondary objective of
 Service Class 2           principal preservation as
                           the fund approaches its
                           target date and beyond
-------------------------------------------------------
Fidelity VIP Freedom      High total return with a
 2030 Portfolio -          secondary objective of
 Service Class 2           principal preservation as
                           the fund approaches its
                           target date and beyond
-------------------------------------------------------
Fidelity VIP Freedom      High total return with a     FIDELITY MANAGEMENT &
 Income Portfolio -        secondary objective of      RESEARCH COMPANY
 Service Class 2           principal preservation
-------------------------------------------------------
Fidelity VIP Growth       To achieve capital
 Stock Portfolio -         appreciation
 Service Class 2
-------------------------------------------------------
Fidelity VIP Index 500    Investment results that
 Portfolio - Service       correspond to the total
 Class 2                   return of common stocks
                           publicly traded in the
                           United States as
                           represented by the
                           Standard & Poor's 500(SM)
                           Index (S&P 500(R))
-------------------------------------------------------
Fidelity VIP Mid Cap      Long-term growth of capital
 Portfolio - Service
 Class 2
-------------------------------------------------------
FTVIP Franklin Growth     Capital appreciation with
 and Income Securities     current income as a
 Fund - Class 2            secondary goal.
-------------------------------------------------------
FTVIP Franklin Income     To maximize income while
 Securities Fund - Class   maintaining prospects for
 2                         capital appreciation.
-------------------------------------------------------
FTVIP Franklin Large Cap  Capital appreciation
 Growth Securities Fund
 - Class 2                                             FRANKLIN ADVISERS, INC.
FTVIP Franklin Small-Mid  Long-term capital growth.
 Cap Growth Securities
 Fund - Class 2 (1)
FTVIP Franklin U.S.       Income
 Government Fund - Class
 2
FTVIP Templeton Global    High current income,
 Income Securities Fund    consistent with
 - Class 2 (1)             preservation of capital,
                           with capital appreciation
                           as a secondary
                           consideration.
FTVIP Franklin Small Cap  Long-term total return.      FRANKLIN ADVISORY
 Value Securities Fund -                               SERVICES, LLC
 Class 2
-------------------------------------------------------------------------------
                                 47 PROSPECTUS


FTVIP Mutual Discovery    Capital appreciation
 Securities Fund - Class
 2
FTVIP Mutual Shares       Capital appreciation with    FRANKLIN MUTUAL
 Securities Fund - Class   income as a secondary goal  ADVISERS, LLC
 2
FTVIP Templeton           Long-term capital
 Developing Markets        appreciation.               TEMPLETON ASSET
 Securities Fund - Class                               MANAGEMENT LTD.
 2
FTVIP Templeton Foreign   Long-term capital growth.    TEMPLETON INVESTMENT
 Securities Fund - Class                               COUNSEL, LLC
 2
-------------------------------------------------------------------------------
Lord Abbett Series Fund   Long-term growth of capital
 - All Value Portfolio     and income without
                           excessive fluctuations in
                           market value
-------------------------------------------------------
Lord Abbett Series Fund   High current income and the
 - Bond-Debenture          opportunity for capital
 Portfolio                 appreciation to produce a
                           high total return
-------------------------------------------------------
Lord Abbett Series Fund   Long-term growth of capital
 - Growth and Income       and income without          LORD, ABBETT & CO. LLC
 Portfolio                 excessive fluctuations in
                           market value
-------------------------------------------------------
Lord Abbett Series Fund   Capital appreciation
 - Growth Opportunities
 Portfolio
-------------------------------------------------------
Lord Abbett Series Fund   Capital appreciation
 - Mid-Cap Value           through investments,
 Portfolio                 primarily in equity
                           securities, which are
                           believed to be undervalued
                           in the marketplace
-------------------------------------------------------------------------------
Oppenheimer MidCap        Capital appreciation by
 Fund/VA - Service         investing in ''growth
 Shares                    type'' companies.
-------------------------------------------------------
Oppenheimer Balanced      A high total investment
 Fund/VA - Service         return, which includes
 Shares                    current income and capital
                           appreciation in the value
                           of its shares.
Oppenheimer Core Bond     High level of current
 Fund/VA - Service         income. As a secondary
 Shares                    objective, the Portfolio
                           seeks capital appreciation
                           when consistent with its
                           primary objective.
-------------------------------------------------------
Oppenheimer Capital       Capital appreciation by
 Appreciation Fund/VA -    investing in securities of
 Service Shares            well-known, established
                           companies.
-------------------------------------------------------
Oppenheimer Global        Long-term capital
 Securities Fund/VA -      appreciation by investing   OPPENHEIMERFUNDS, INC.
 Service Shares            a substantial portion of
                           assets in securities of
                           foreign issuers,
                           growth-type companies,
                           cyclical industries and
                           special situations that
                           are considered to have
                           appreciation
                           possibilities.
Oppenheimer High Income   A high level of current
 Fund/VA - Service         income from investment in
 Shares                    high-yield fixed-income
                           securities.
-------------------------------------------------------
Oppenheimer Main Street   High total return (which
 Fund(R)/VA - Service      includes growth in the
 Shares                    value of its shares as
                           well as current income)
                           from equity and debt
                           securities.
Oppenheimer Main Street   Capital appreciation.
 Small Cap Fund(R)/VA -
 Service Shares
-------------------------------------------------------------------------------
Oppenheimer Strategic     A high level of current
 Bond Fund/VA - Service    income principally derived
 Shares                    from interest on debt
                           securities.
-------------------------------------------------------
                                 48 PROSPECTUS

Putnam VT The George      To provide a balanced
 Putnam Fund of Boston -   investment composed of a
 Class IB                  well diversified portfolio
                           of value stocks and bonds,
                           which produce both capital
                           growth and current income.
Putnam VT Global Asset    A high level of long-term
 Allocation Fund - Class   total return consistent
 IB                        with preservation of
                           capital.
-------------------------------------------------------
Putnam VT Growth and      Capital growth and current
 Income Fund - Class IB    income.
-------------------------------------------------------
Putnam VT Health          Capital appreciation.
 Sciences Fund - Class
 IB (2)
-------------------------------------------------------
Putnam VT High Yield      High current income.
 Fund - Class IB           Capital growth is a
                           secondary goal when
                           consistent with achieving
                           high current income.
-------------------------------------------------------Putnam Investment
Putnam VT Income Fund -   High current income          Management, LLC
 Class IB                  consistent with what        ("PUTNAM MANAGEMENT")
                           Putnam Management believes
                           to be prudent risk.
-------------------------------------------------------
Putnam VT International   Capital appreciation.
 Equity Fund - Class IB
-------------------------------------------------------
Putnam VT Investors Fund  Long-term growth of capital
 - Class IB                and any increased income
                           that results from this
                           growth.
-------------------------------------------------------
Putnam VT Money Market    As high a rate of current
 Fund - Class IB           income as Putnam
                           Management believes is
                           consistent with
                           preservation of capital
                           and maintenance of
                           liquidity.
-------------------------------------------------------
Putnam VT New             Long-term capital
 Opportunities Fund -      appreciation.
 Class IB (2)
-------------------------------------------------------
Putnam VT New Value Fund  Long-term capital
 - Class IB                appreciation.
-------------------------------------------------------------------------------
Putnam VT Research Fund   Capital appreciation.
 - Class IB (2)
-------------------------------------------------------
Putnam VT Utilities       Capital growth and current
 Growth and Income Fund    income.
 - Class IB (2)
-------------------------------------------------------
Putnam VT Vista Fund -    Capital appreciation.
 Class IB
-------------------------------------------------------
Putnam VT Voyager Fund -  Capital appreciation.
 Class IB
-------------------------------------------------------
Van Kampen LIT            Capital growth
 Aggressive Growth
 Portfolio, Class II (3)
-------------------------------------------------------
Van Kampen LIT Comstock   Capital growth and income
 Portfolio, Class II       through investments in
                           equity securities,
                           including common stocks,
                           preferred stocks and
                           securities convertible      VAN KAMPEN ASSET
                           into common and preferred   MANAGEMENT
                           stocks.
Van Kampen LIT Strategic  Capital appreciation.
 Growth Portfolio, Class
 II
Van Kampen LIT Growth     Long-term growth of capital
 and Income Portfolio,     and income.
 Class II
Van Kampen LIT Money      Protection of capital and
 Market Portfolio, Class   high current income
 II                        through investments in
                           money market instruments.   ------------------------
-------------------------------------------------------
                                 49 PROSPECTUS


Van Kampen UIF Emerging   High total return by
 Markets Debt Portfolio,   investing primarily in
 Class II                  fixed income securities of
                           government and
                           government-related issuers
                           and, to a lesser extent,
                           of corporate issuers in
                           emerging market countries.
Van Kampen UIF Equity     Long-term capital
 Growth Portfolio, Class   appreciation by investing
 I & Van Kampen UIF        primarily in
 Equity Growth             growth-oriented equity
 Portfolio, Class II (5)   securities of large
                           capitalization companies.
-------------------------------------------------------
Van Kampen UIF Equity     Capital appreciation and
 and Income Portfolio,     current income.
 Class II
-------------------------------------------------------
Van Kampen UIF Global     Long-term capital
 Franchise Portfolio,      appreciation.
 Class II                                              VAN KAMPEN (4)
-------------------------------------------------------
Van Kampen UIF Mid Cap    Long-term capital growth by
 Growth Portfolio, Class   investing primarily in
 II                        common stocks and other
                           equity securities.
-------------------------------------------------------
Van Kampen UIF Small      Long-term capital
 Company Growth            appreciation by investing
 Portfolio, Class II       primarily in
                           growth-oriented equity
                           securities of small
                           companies.
-------------------------------------------------------
Van Kampen UIF U.S. Mid   Above-average total return
 Cap Value Portfolio,      over a market cycle of
 Class I & Van Kampen      three to five years by
 UIF U.S. Mid Cap Value    investing in common stocks
 Portfolio, Class II (5)   and other equity
                           securities.
-------------------------------------------------------
Van Kampen UIF U.S. Real  Above average current
 Estate Portfolio, Class   income and long-term
 II                        capital appreciation by
                           investing primarily in      ------------------------
                           equity securities of
                           companies in the U.S. real
                           estate industry, including
                           real estate investment
                           trusts.
-------------------------------------------------------

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts you may continue those investments. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth Portfolio, Class II and the Van Kampen UIF U.S. Mid Cap Value Portfolio, Class II are offered with Contracts issued on or after May 1, 2004. Contracts issued prior to May 1, 2004, may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth Portfolio, Class I and the Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                                 50  PROSPECTUS

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.


TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
As a Contract Owner, you may elect to participate in the TrueBalance asset allocation program ("TrueBalance program") for no additional charge. Participation in the TrueBalance program may be limited if you have elected certain Contract Options impose restrictions on the investment alternatives which you may invest, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your sales representative will help you determine whether participating in an
asset allocation program is appropriate for you.   If you decide to participate
in the TrueBalance program, your sales representative may ask you to complete an investment style questionnaire to help you and your sales representative identify your investment style. Once you and your sales representative have identified your investment style, you may select one of five currently available asset allocation model portfolios, each with different levels of risk. The model portfolios represent five different investment styles: conservative, moderately conservative, moderate, moderately aggressive and aggressive. Once you select a model portfolio, your Contract Value will be allocated among the Variable Sub-Accounts according to that model portfolio. If you wish to allocate any of your Contract Value to any Variable Sub-Accounts not included in that model portfolio, or if you do not wish to allocate any of your Contract Value to any Variable Sub-Accounts included in that model portfolio, you should not elect the TrueBalance program. We recommend that you consult with your sales representative before selecting a TrueBalance model portfolio.

Allstate Life and the principal underwriter of the Contracts, Allstate Distributors, L.L.C. ("Allstate Distributors"), do not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Allstate Life retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Allstate Life's Contract Owners. Neither Allstate Life nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Allstate Life nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we will automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. For TrueBalance model portfolios selected on or after May 1, 2005, at the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Account according to the percentage allocation for the model portfolio you selected.


                                 51  PROSPECTUS

Allstate Life may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Allstate Life will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are invested in the TrueBalance model portfolio, your Morgan Stanley Financial Advisor will notify you of any new or revised TrueBalance model portfolios that may be available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio in accordance with the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may select only one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your sales representative before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005. TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005, ARE NOT AVAILABLE WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected prior to May 1, 2005, you may make transfers to any of the available investment alternatives, except the DCA Fixed Account Option. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. Transfers to investment alternatives that are not included in the model portfolio you selected may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. You should consult with your sales representative before making transfers outside the model portfolio allocations.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED ON OR AFTER MAY 1, 2005, WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected on or after May 1, 2005, with the TrueReturn Option or SureIncome Option, you must allocate all of your Contract Value to a TrueBalance Model Portfolio Option, and you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. You may, however, elect to reallocate your entire Contract Value from one Model Portfolio Option to another Model Portfolio Option available with your Option.

If you own the TrueReturn Accumulation Benefit Option, on the Rider Maturity Date the Contract Value may be increased due to the Option. Any increase will be allocated to the Putnam VT Money Market. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED ON OR AFTER MAY 1, 2005, WITHOUT THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected on or after May 1, 2005, without the TrueReturn or SureIncome Option, you may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the contract, from the Fixed Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in


                                 52  PROSPECTUS
your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your sales representative before making transfers.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio allocations. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your sales representative.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.


INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account Options. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in the
future. Some Options are not available in all states.   In addition, Allstate
Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 59.

This option allows you to allocate purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you
must specify the term length over which the transfers are to take place.   We
use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future.
 Refer to Appendix A for more information.

Your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have.
 The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Putnam VT Money Market Variable Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Putnam VT Money Market Variable Sub-Account unless you request a different investment alternative. Transferring Contract


                                 53  PROSPECTUS

Value to the Putnam VT Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 59.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Putnam VT Money Market Variable Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option currently is not available if you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

The DCA Fixed Account Option may not be available in your state. Please check with your representative for availability.


STANDARD FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("STANDARD FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For ALLSTATE ADVISOR CONTRACTS, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. FOR ALLSTATE ADVISOR PLUS AND ALLSTATE ADVISOR PREFERRED CONTRACTS, WE CURRENTLY ARE NOT OFFERING THE STANDARD FIXED ACCOUNT OPTION. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your representative for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year.
 Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

.. transfer all or part of the money from the Standard Fixed Guarantee Period
  Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or


                                 54  PROSPECTUS

.. transfer all or part of the money from the Standard Fixed Guarantee Period
  Account to other investment alternatives available at the time; or

.. withdraw all or part of the money from the Standard Fixed Guarantee Period
  Account.  Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

.. you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

.. you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with ALLSTATE ADVISOR PLUS and ALLSTATE ADVISOR PREFERRED CONTRACTS.


MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods").
 We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other
 Guarantee Periods in the future.   If you allocate a purchase payment to the
Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered.
 If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states.
 Please check with your sales representative for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that


                                 55  PROSPECTUS

Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("TREASURY RATE") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

.. transfer all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

.. transfer all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account to other investment alternatives available at the time; or

.. withdraw all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account.  Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account.
 If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market


                                 56  PROSPECTUS

Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.


INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn/SM/ Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.


TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-203-0068. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


                                 57  PROSPECTUS

MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

.. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

.. the investment objectives and/or size of the Variable Sub-Account underlying
  Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


                                 58  PROSPECTUS

SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio.
 Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.


DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam VT Income - Class IB Sub-Account and 60% to be in the Oppenheimer MidCap/VA - Service Shares Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam VT Income - Class IB Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam VT Income - Class IB Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Oppenheimer MidCap/VA - Service Shares Sub-Account so that the percentage allocations would again be 40% and 60%, respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.


                                 59  PROSPECTUS

EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam VT Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

.. for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

.. for a Contract Anniversary if, on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.


ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

ALLSTATE ADVISOR                             1.10%
---------------------------------------------------
ALLSTATE ADVISOR PLUS                        1.40%
---------------------------------------------------
ALLSTATE ADVISOR PREFERRED
(5-YEAR WITHDRAWAL CHARGE OPTION)            1.40%
---------------------------------------------------
ALLSTATE ADVISOR PREFERRED
(3-YEAR WITHDRAWAL CHARGE OPTION)            1.50%
---------------------------------------------------
ALLSTATE ADVISOR PREFERRED                   1.60%
(NO WITHDRAWAL CHARGE OPTION)
---------------------------------------------------


The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps pay for the cost of the Credit Enhancement under the ALLSTATE ADVISOR PLUS CONTRACT. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

.. MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. For Contract Owners who added the MAV Death Benefit Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

.. Enhanced Beneficiary Protection (Annual Increase) Option:  The current mortality and expense risk charge for this option is 0.30%. For Contract Owners who added the Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This
   charge will never exceed 0.30%.   We  guarantee that we will not increase the
  mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.


                                 60  PROSPECTUS

.. Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

  . 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

  . 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

  The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death
  Benefit Payments provision in this prospectus for more information.   We
  deduct the charge for this option only during  the Accumulation Phase.

.. Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.


TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select; however, we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn/SM/ Accumulation Benefit Option" section of this prospectus for more information.


SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE
We charge a separate annual Rider Fee for both the Spousal Protection Benefit(Co-Annuitant) Option and Spousal Protection Benefit(Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit(Co-Annuitant) Options and/ or new Spousal Protection Benefit(Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.


                                 61  PROSPECTUS

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.


RETIREMENT INCOME GUARANTEE OPTION FEE
We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). We impose a separate annual Rider Fee for RIG 1 and RIG
2. The current annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. For Contract Owners who added RIG 1 prior to May 1, 2003, the annual Rider Fee is 0.25%. The current annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual Rider Fee is 0.45%. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.


WITHDRAWAL BENEFIT OPTION FEE
We charge separate annual Rider Fees for each of the SureIncome Option (the "SUREINCOME OPTION FEE"), the SureIncome Plus Option (the "SUREINCOME PLUS OPTION FEE"), and the SureIncome For Life Option (the "SUREINCOME FOR LIFE OPTION FEE"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee as the "WITHDRAWAL BENEFIT OPTION FEES". "WITHDRAWAL BENEFIT OPTION FEE" is used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base.
 We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on


                                 62  PROSPECTUS
the first Contract Anniversary increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value.
 For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date.
 As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.


TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw.
 The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 13. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 55 for more information on market value adjustments.


FREE WITHDRAWAL AMOUNT
You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments (excluding Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to         withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;


                                 63  PROSPECTUS

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

.. The Free Withdrawal Amount described above; or

.. Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

If you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION, there are no withdrawal charges applicable and, therefore, no Free Withdrawal Amount. Amounts withdrawn may be subject to a Market Value Adjustment or applicable taxes.


ALL CONTRACTS
We do not apply a withdrawal charge in the following situations:

.. the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

.. withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts, and to help defray the cost of the Credit Enhancement for the ALLSTATE ADVISOR PLUS CONTRACTS. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.


CONFINEMENT WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and

3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.


TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any applicable withdrawal under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.


UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation for at least 30 consecutive days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the


                                 64  PROSPECTUS
withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF" includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

These waivers do not apply under the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.


DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.


OTHER EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses see page 16. Allstate Life or the principal underwriter of the Contracts, Allstate Distributors, may receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services Allstate Distributors or we provide to the Portfolios.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


WITHDRAWALS
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 66.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 53.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally


                                 65  PROSPECTUS
all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. An emergency exists as defined by the SEC, or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-203-0068 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals.
 Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.


INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

.. the Annuitant's 99th birthday, or

.. the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option,"


                                 66  PROSPECTUS
below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 591/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:


INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF

PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.


INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3.
 See "Modifying Payments" and "Payout Withdrawals" below for more details.


INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.


INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.


INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.


INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced


                                 67  PROSPECTUS
survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.


MODIFYING PAYMENTS
After the Payout Start Date, you may make the following changes under Income Plan 3:

.. You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date.
   However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

.. You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Plans. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.


PAYOUT WITHDRAWAL
You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.


PAYOUT WITHDRAWAL CHARGE
To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional


                                 68  PROSPECTUS
withdrawals will not be assessed a Payout Withdrawal Charge.



Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                        Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable Charge:
Contract:                    0           1           2           3           4           5           6          7           8+
-----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor              7%          7%          6%          5%          4%          3%        2%           0%         0%
Allstate Advisor Plus       8.5%        8.5%        8.5%        7.5%        6.5%        5.5%        4%         2.5%         0%
Allstate Advisor
 Preferred with:
 5-Year Withdrawal
 Charge Option                7%          6%          5%          4%          3%          0%
 3-Year Withdrawal
 Charge Option                7%          6%          5%          0%
 No Withdrawal Charge
 Option                                                                   None


ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

.. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

.. reduce the frequency of your payments so that each payment will be at least
  $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply.
 The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level


                                 69  PROSPECTUS
payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.


INCOME PROTECTION BENEFIT OPTION
We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

.. The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

.. You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

.. You may apply the Income Protection Benefit Option to more than one Income
  Plan.

.. The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

.. You may only add the Income Protection Benefit Option on the Payout Start Date and, once added, the option cannot be cancelled.

.. You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

.. You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of
1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("INCOME PROTECTION DIVERSIFICATION REQUIREMENT"), we reserve the right, in our sole discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate ANY PORTION of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.


                                 70  PROSPECTUS

In the following three tables, we list our current Income Protection Diversification Requirement (1):


UNRESTRICTED VARIABLE SUB-ACCOUNTS. There is no limit to the amount of assets supporting your variable income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate AT LEAST 30% of the assets supporting your variable income payments to this category.

  Fidelity VIP Freedom Income - Service Class 2 Sub-Account

  FTVIP Franklin U.S. Government - Class 2 Sub-Account

  Oppenheimer Core Bond/VA - Service Shares Sub-Account

  Oppenheimer Strategic Bond/VA - Service Shares Sub-Account

  Putnam VT Income - Class IB Sub-Account

  Putnam VT Money Market - Class IB Sub-Account

  Van Kampen LIT Money Market, Class II Sub-Account


RESTRICTED VARIABLE SUB-ACCOUNTS. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

  Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account

  Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account

  Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account

  Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account

  Fidelity VIP Index 500 - Service Class 2 Sub-Account

  Fidelity VIP Mid Cap - Service Class 2 Sub-Account

  FTVIP Franklin Income Securities - Class 2 Sub-Account

  FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account

  FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account

  FTVIP Mutual Discovery Securities - Class 2 Sub-Account

  FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account

  FTVIP Mutual Shares Securities - Class 2 Sub-Account

  FTVIP Templeton Foreign Securities - Class 2 Sub-Account

  Lord Abbett Series - All Value Sub-Account

  Lord Abbett Series - Bond-Debenture Sub-Account

  Lord Abbett Series - Growth and Income Sub-Account

  Lord Abbett Series - Growth Opportunities Sub-Account

  Lord Abbett Series - Mid-Cap Value Sub-Account

  Oppenheimer Balanced/VA - Service Shares Sub-Account

  Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account

  Oppenheimer Global Securities/VA - Service Shares Sub-Account

  Oppenheimer High Income/VA Sub-Account

  Oppenheimer Main Street(R)/VA - Service Shares Sub-Account

  Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account

  Putnam VT Global Asset Allocation - Class IB Sub-Account

  Putnam VT Growth and Income - Class IB Sub-Account

  Putnam VT High Yield - Class IB Sub-Account

  Putnam VT International Equity - Class IB Sub-Account

  Putnam VT Investors - Class IB Sub-Account

  Putnam VT New Value - Class IB Sub-Account

  Putnam VT Research - Class IB Sub-Account(5)

  Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account

  Putnam VT Utilities Growth and Income - Class IB Sub-Account (5)

  Putnam VT Voyager - Class IB Sub-Account

  Van Kampen LIT Comstock, Class II Sub-Account

  Van Kampen LIT Growth and Income, Class II Sub-Account

  Van Kampen UIF Equity and Income, Class II Sub-Account (4)

  Van Kampen UIF Equity Growth, Class II Sub-Account (Class I & II)(2)(4)

  Van Kampen UIF Global Franchise, Class II Sub-Account (4)


                                 71  PROSPECTUS

  Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (Class I & II)(2)(4)

  Van Kampen UIF U.S. Real Estate, Class II Sub-Account (4)


EXCLUDED VARIABLE SUB-ACCOUNTS. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

  Fidelity VIP Growth Stock - Service Class 2 Sub-Account

  FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account

  Oppenheimer MidCap/VA - Service Shares Sub-Account

  Putnam VT Health Sciences - Class IB Sub-Account (5)

  Putnam VT New Opportunities - Class IB Sub-Account (5)

  Putnam VT Vista - Class IB Sub-Account

  Van Kampen LIT Aggressive Growth, Class II Sub-Account (3)

  Van Kampen LIT Strategic Growth, Class II Sub-Account

  Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (4)

  Van Kampen UIF Mid Cap Growth, Class II Sub-Account (4)

  Van Kampen UIF Small Company Growth, Class II Sub-Account (4)

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account, and the FTVIP Templeton Global Income Securities - Class 2 Sub-Account are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If you are currently enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Portfolios in accordance with that program.*

(2)The Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004, may only invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth Portfolio, Class II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment.*

(4)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5)Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account closed to new investments.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF YOU CHOOSE TO ADD THE INCOME PROTECTION BENEFIT OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THE INCOME PROTECTION BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each


                                 72  PROSPECTUS

Contract Year. See "Investment Alternatives: Transfers," above, for additional information.


FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

.. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

.. deducting any applicable taxes; and

.. applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE OPTIONS Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"), except in a limited number of states. Effective May 1, 2004, the RIG 1 and RIG 2 Options are no longer available in any state. If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004 (up to May 1, 2004 in certain states), your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program, except for Contract Owners who added RIG 1 or RIG 2 prior to May 1, 2003. For Contract Owners who added RIG 1 or RIG 2 on or after May 1, 2003, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your sales representative for details. The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

We refer to the issue date of the option as the "RIDER DATE." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except during the 60-day period following the next 3/RD/ Contract Anniversary after January 1, 2004, as described above.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

For each option, an "INCOME BASE" is calculated, which is used only for the purpose of calculating the "GUARANTEED RETIREMENT INCOME BENEFIT" and the appropriate "RIDER FEE," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

.. The Payout Start Date must be on or after the 10/th/ Contract Anniversary of the Rider Date.

.. The Payout Start Date must occur during the 30-day period following a Contract
  Anniversary.

.. The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

.. You must select Fixed Amount Income Payments only.

.. You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

  . 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

  . 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.

The "GUARANTEED RETIREMENT INCOME BENEFIT" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

.. The Guaranteed Retirement Income Benefit; or

.. For fixed income payments, the Contract Value, adjusted by any applicable
  Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor


                                 73  PROSPECTUS
  for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

The current Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary (0.25% for Contract Owners who added RIG 1 prior to May 1, 2003). The current Rider Fee for the RIG 2 is 0.55% of the Income Base on each Contract Anniversary (0.45% for Contract Owners who added RIG 2 prior to May 1, 2003). These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

.. The date the Contract is terminated;

.. If the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

.. The Payout Start Date; or

.. For Contract Owners who added a RIG 1 or RIG 2 Option on or after May 1, 2003, if you elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3/RD /Contract Anniversary after January 1, 2004 (since we discontinued offering the Trade-In Program as of that date).

Otherwise, the options may not be terminated or cancelled.


CALCULATION OF INCOME BASE.
On the Rider Date, the "RIG 1 INCOME BASE" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends (3% in certain states), the RIG 1 Income Base will continue to be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 WITHDRAWAL ADJUSTMENT" is defined below.

The RIG 1 Income Base will not exceed a CAP equal to:

.. 200% of the Contract Value as of the Rider Date; plus

.. 200% of purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS
  CONTRACTS) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made in the 12-month period immediately prior to the Payout Start Date; minus

.. RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.


RIG 1 WITHDRAWAL ADJUSTMENT. Prior to the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

.. In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate (3% in certain states) and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

.. In each Contract Year, for the portion of withdrawals that cumulatively exceed
  5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the withdrawal and reduced for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states), and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that do not cummulatively exceed 5% (3% in certain states).

On or after the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value


                                 74  PROSPECTUS
immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 INCOME BASE" is defined as the greater of "INCOME BASE A" or "INCOME BASE B."

"INCOME BASE A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "INCOME BASE B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

.. Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment (and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACTS).

.. Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

.. On each Contract Anniversary until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85/th/ birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.


DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH PROCEEDS
Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

.. A certified copy of the death certificate;

.. A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

.. Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for
Settlement:

.. If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds is equal to the "DEATH BENEFIT."

.. If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.


DEATH BENEFIT OPTIONS
In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

.. MAV Death Benefit Option


                                 75  PROSPECTUS

.. Enhanced Beneficiary Protection (Annual Increase) Option

.. Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "DEATH BENEFIT" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

.. The Contract Value;

.. The Settlement Value;

.. The ROP Death Benefit;

.. The MAV Death Benefit Option (if selected);

.. The Enhanced Beneficiary Protection (Annual Increase) Option (if selected); or

.. The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* The SureIncome ROP Death Benefit under the SureIncome For Life Option is only included in the calculation of the Death Benefit upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS), reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

  The sum of all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made prior to the withdrawal, less any prior withdrawal adjustments.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.
The "MAV DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20% (0.15% for Contract Owners who added this option prior to May 1, 2003). We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds" on page 75), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

.. Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment (and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACTS).

.. Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

.. On each Contract Anniversary until the first Contract Anniversary following the 80/TH/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 79, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS), withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

.. The first Contract Anniversary following the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and withdrawals); or

.. The date we next determine the Death Proceeds.


                                 76  PROSPECTUS

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION.
The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30% (0.15% for Contract Owners who added this option prior to May 1, 2003). We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value.
 The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below.
This accumulation will continue until the earlier of:

  (a) the first Contract Anniversary following the 80/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

  (b) the date we determine the Death Proceeds.

After the 5% interest accumulation ends (3% in certain states), the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit CAP is equal to:

.. 200% of the Contract Value as of the Rider Date; plus

.. 200% of purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS
  CONTRACTS) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

.. Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 79, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS), less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

.. The first Contract Anniversary following the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80/th/ birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS); or

.. The date we next determine the Death Proceeds.


EARNINGS PROTECTION DEATH BENEFIT OPTION.
The "EARNINGS PROTECTION DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

.. 0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

.. 0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

.. 100% of "IN-FORCE PREMIUM" (excluding purchase payments (and Credit
  Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the date we issue


                                 77  PROSPECTUS
  the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

.. 40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

.. 50% of "IN-FORCE PREMIUM" (excluding purchase payments (and Credit
  Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

.. 25% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

IN-FORCE EARNINGS are equal to the current Contract Value less In-Force Premium.
 If this quantity is negative, then In-Force Earnings are equal to zero.

IN-FORCE PREMIUM is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 79 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

.. The Rider Date will be changed to the date we determine the Death Proceeds;

.. The In-Force Premium is equal to the Contract Value as of the new Rider Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

.. The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

.. The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.


ALL OPTIONS.
WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

.. the date the Contract is terminated;

.. if, upon the death of the Contract Owner, the Contract is continued under Option D as described in the Death of Owner section on page 79, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

.. if the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

.. on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

.. on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

.. the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death


                                 78  PROSPECTUS
of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.


DEATH BENEFIT PAYMENTS

DEATH OF CONTRACT OWNER
If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "NEW CONTRACT OWNERS". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

NEW CONTRACT OWNER CATEGORIES


CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.


CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.


CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:


OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.


OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

.. Over the life of the New Contract Owner; or

.. For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

.. Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.


OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market
- Class IB Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.


OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Putnam VT Money Market - Class IB Sub-Account.


                                 79  PROSPECTUS

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee, provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.


OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

.. One year of the date of death;

.. The same calendar year as the date we receive the first Complete Request for Settlement; and

.. One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.


DEATH OF ANNUITANT
If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

.. The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

.. The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

SURVIVING CONTRACT OWNER CATEGORIES


CATEGORY 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.


CATEGORY 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:


OPTION A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.


OPTION B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.


OPTION C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market
- Class IB Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal


                                 80  PROSPECTUS
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charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.


OPTION D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Plans, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Plan. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

.. The individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA.

.. The Contract Owner's spouse must be the sole Primary Beneficiary of the Contract and will be the named Co-Annuitant.

.. The Contract Owner must be age 90 or younger on the Rider Application Date;
  and the Co-Annuitant must be age 79 or younger on the Rider Application Date.

.. On or after May 1, 2005, the Option may be added only when we issue the Contract or within 6 months of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:

.. upon the death of the Co-Annuitant (as of the date we determine the Death
  Proceeds);

.. upon the death of the Contract Owner (as of the date we determine the Death
  Proceeds);

.. on the date the Contract is terminated;

.. on the Payout Start Date; or

.. on the date you change the beneficiary of the Contract and the change is accepted by us;

.. for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

.. for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.


DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

.. The Co-Annuitant must have been your legal spouse on the date of his or her death; and

.. Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.


                                 81  PROSPECTUS
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SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL
RETIREMENT ACCOUNTS AND DEATH OF CO-ANNUITANT
We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states.
 CSP is subject to the following conditions ("CSP Conditions"):

.. The beneficially owned Contract must be a Custodial traditional IRA, Custodial
  Roth IRA, or a Custodial Simplified Employee Pension IRA.

.. The Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

.. The Co-Annuitant must be the legal spouse of the Annuitant. Only one
  Co-Annuitant may be named.

.. The Co-Annuitant must be the sole beneficiary of the Custodial traditional
  IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

.. The Annuitant must be age 90 or younger on the CSP Application Date.

.. The Co-Annuitant must be age 79 or younger on the CSP Application Date.

.. On or after May 1, 2005, the CSP may be added only when we issue the Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

.. We have made no payments under any Income Plan.

.. There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

.. The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

.. The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

.. The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

.. On the date CSP is terminated as described above; or

.. Upon the death of the Annuitant; or

.. Upon the death of the Co-Annuitant; or

.. On the date the Contract is terminated; or

.. On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

DEATH OF CO-ANNUITANT.  This section applies if:

.. The CSP Conditions are met.

  . The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

  .  We have received proof satisfactory to us that the Co-Annuitant has died.

  . The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

  . the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following


                                 82  PROSPECTUS
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conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

.. The Co-Annuitant was the legal spouse of the Annuitant on the date of Annuitant's death.

.. The Owner does not thereafter name a new Co-Annuitant; and

.. The Owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial
  Simplified Employee Pension IRA remains the Custodian; and

.. The Contract may only be continued once.


MORE INFORMATION
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ALLSTATE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also have entered into an administrative services agreement which provides that PICA or an affiliate will administer the Variable Account and the Contracts after a transition period that may last up to two years. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.


VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I ("Variable Account") in 1999. The Contracts were previously issued through Allstate Life Insurance Company Separate Account A. Effective May 1, 2004, the Variable Account combined with Allstate Life Insurance Company Separate Account A and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the "Consolidation"). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.


VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be


                                 83  PROSPECTUS
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determined by dividing the Contract Value allocated to the applicable Variable
Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT

DISTRIBUTION. Allstate Distributors, L.L.C., located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Contract. Allstate Distributors is a wholly owned subsidiary of Allstate Life.
 Allstate Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc ("NASD").

Allstate Distributors does not sell Contracts directly to purchasers. Allstate Distributors enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Contracts through their registered
representatives.   The broker-dealers are registered with the SEC and are NASD member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts. Contracts also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks which sell the Contracts.
 Commissions paid vary, but we may pay up to a maximum sales commission of 7.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.25% of Contract Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Contract Value and the number of years the Contract is held.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Contracts on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that Allstate Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed


                                 84  PROSPECTUS
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on the front page of this prospectus, or go to the SEC's Web site
(http://www.sec.gov).

To the extent permitted by NASD rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate Life does not pay Allstate Distributors a commission for distribution of the Contracts. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For Allstate Advisor Contracts issued to employees of Allstate Life and certain other eligible organizations, and in lieu of Allstate Life paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate Life will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes.


ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. Pursuant to the Agreement, we entered into an administrative services agreement with PICA whereby, after a transition period that may last up to two years, PICA or an affiliate will provide administrative services to the Variable Account and the Contracts on our behalf.

We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract Owner records;

.. Contract Owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

 We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.


LEGAL MATTERS
LeBoeuf, Lamb, Greene & MacRae, L.L.P., Washington, D.C., has advised Allstate Life on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.


                                 85  PROSPECTUS
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TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future


                                 86  PROSPECTUS
guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:


                                 87  PROSPECTUS
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.. if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue


                                 88  PROSPECTUS
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to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

.. Individual Retirement Annuities (IRAs) under Code Section 408(b);

.. Roth IRAs under Code Section 408A;

.. Simplified Employee Pension (SEP IRA) under Code Section 408(k);

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
  408(p);

.. Tax Sheltered Annuities under Code Section 403(b);

.. Corporate and Self Employed Pension and Profit Sharing Plans under Code
  Section 401; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount.
 These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code


                                 89  PROSPECTUS
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and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs)

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

.. from an IRA or attributable to elective deferrals under a 401(k) plan,
    403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, and before Dec. 31, 2007, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.


                                 90  PROSPECTUS
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For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 Included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes.

For distributions in tax years beginning after 2005 and before 2008, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to a certain qualified charitable organizations and (2) on or after the date the IRA owner attains age
701/2.   Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.


INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. An individual with adjusted gross income (AGI) of $100,000 or more won't be able to rollover amounts from an eligible retirement plan into a Roth IRA. Please note, however, that the $100,000 AGI limit will be eliminated for tax years beginning after December 31, 2009. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving


                                 91  PROSPECTUS
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spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.


Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

.. A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

.. An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the


                                 92  PROSPECTUS
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required IRS language for qualified plans under Section 401(a). A completed
Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.


ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2006, is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 80469, Lincoln, NE 68501-0469 or 1-800-203-0068.


                                 93  PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Additions, Deletions, or Substitutions of Investments
--------------------------------------------------------------------------------
  The Contracts
--------------------------------------------------------------------------------
  Calculation of Accumulation Unit Values
--------------------------------------------------------------------------------
  Calculation of Variable Income Payments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  General Matters
--------------------------------------------------------------------------------
  Experts
--------------------------------------------------------------------------------
  Financial Statements
--------------------------------------------------------------------------------
  Appendix A
--------------------------------------------------------------------------------


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.


                                 94  PROSPECTUS

APPENDIX A
ALLSTATE ADVISOR CONTRACT COMPARISON CHART

                FEATURE                          ADVISOR               ADVISOR PLUS                               ADVISOR PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            5-YEAR WITHDRAWAL     3-YEAR WITHDRAWAL
                                                                                              CHARGE OPTION         CHARGE OPTION
------------------------------------------------------------------------------------------------------------------------------------
                                                                  up to 5% depending on
                                                                  issue age and amount
Credit Enhancement                                 None           of                              None                  None
                                                                  purchase payments
------------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense
Risk Charge                                       1.10%                   1.40%                   1.40%                 1.50%
(Base Contract)
------------------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge                           7/ 7/ 6/ 5/ 4/ 3/ 2    8.5/ 8.5/ 8.5/ 7.5/
(% of purchase payment)                                             6.5/ 5.5/ 4/2.5           7/ 6/ 5/ 4/ 3            7/ 6/ 5

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Confinement,
Withdrawal Charge                         Confinement, Terminal   Confinement, Terminal   Confinement, Terminal  Terminal
Waivers                                   Illness, Unemployment   Illness, Unemployment   Illness, Unemployment  Illness,
                                                                                                                 Unemployment
------------------------------------------------------------------------------------------------------------------------------------
                FEATURE
---------------------------------------------------------
                                           NO WITHDRAWAL
                                           CHARGE OPTION
---------------------------------------------------------
Credit Enhancement                             None
---------------------------------------------------------
Mortality and Expense                          1.60%
Risk Charge
(Base Contract)
---------------------------------------------------------
Withdrawal Charge                              None
(% of purchase payment)
---------------------------------------------------------
Withdrawal Charge                               N/A
Waivers
---------------------------------------------------------

--------------------------------------------------------------------------------

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The following tables summarize the availability of the Fixed Account Options in general. Please check with your representative for specific details for your state.

                                     DCA FIXED ACCOUNT OPTION
-----------------------------------------------------------------------------------------------------
                     Advisor     Advisor Plus                    Advisor Preferred
                                                -----------------------------------------------------
                                                     5-YEAR             3-YEAR         NO WITHDRAWAL
                                                WITHDRAWAL CHARGE  WITHDRAWAL CHARGE   CHARGE OPTION
------------------------------------------------     OPTION             OPTION
                                                -----------------------------------------------------
TRANSFER PERIODS  3 to  6-month  3 to  6-month    3 to  6-month      3 to  6-month          N/A

-----------------------------------------------------------------------------------------------------
                  7 to 12-month  7 to 12-month   7 to  12-month      7 to 12-month          N/A
                  -----------------------------------------------------------------------------------



               STANDARD FIXED ACCOUNT OPTION (SOME OPTIONS NOT AVAILABLE IN ALL STATES)
--------------------------------------------------------------------------------------------------------
                     Advisor     AdvisorPlus                      Advisor Preferred
                                               ---------------------------------------------------------
                                                    5-YEAR             3-YEAR                NO
                                               WITHDRAWAL CHARGE  WITHDRAWAL CHARGE   WITHDRAWAL CHARGE
                   ----------------------------     OPTION             OPTION              OPTION
                                               ---------------------------------------------------------

GUARANTEE PERIODS     1-year         N/A              N/A                N/A                 N/A




--------------------------------------------------------------------------------------------------------
                     3-year*         N/A              N/A                N/A                 N/A
                   -------------------------------------------------------------------------------------
                     5-year*         N/A              N/A                N/A                 N/A
                   -------------------------------------------------------------------------------------
                     7-year*         N/A              N/A                N/A                 N/A
                   -------------------------------------------------------------------------------------



* Available only in states in which the MVA Fixed Account Option is not offered.


                                 95  PROSPECTUS

                       MVA FIXED ACCOUNT OPTION (NOT AVAILABLE IN ALL STATES)**
--------------------------------------------------------------------------------------------------------
                     Advisor     Advisor Plus                     Advisor Preferred
                                               ---------------------------------------------------------
                                                    5-YEAR             3-YEAR                NO
                                               WITHDRAWAL CHARGE  WITHDRAWAL CHARGE   WITHDRAWAL CHARGE
                   ----------------------------     OPTION             OPTION              OPTION
                                               ---------------------------------------------------------
GUARANTEE PERIODS     3-year        3-year          3-year             3-year              3-year




--------------------------------------------------------------------------------------------------------
                      5-year        5-year          5-year             5-year              5-year
                   -------------------------------------------------------------------------------------
                      7-year        7-year          7-year             7-year              7-year
                   -------------------------------------------------------------------------------------
                     10-year       10-year          10-year            10-year             10-year
                   -------------------------------------------------------------------------------------


** Not available in states in which the 3-, 5-, or 7-year Standard Fixed Account
   Options are offered.


                                 96  PROSPECTUS

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

 I                                                    =    the Treasury Rate for a maturity equal to the term length of the
                                                           Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;
J                                                     =    the Treasury Rate for a maturity equal to the term length of the
                                                           Market Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the
                                                           Market Value Adjusted Fixed Guarantee Period Account, the date we determine the Death Proceeds, or the Payout Start Date, as the case may be ("Market Value Adjustment Date").
N                                                     =    the number of whole and partial years from the Market Value
                                                           Adjustment Date to the expiration of the term length of the Market
                                                           Value Adjusted Fixed Guarantee Period Account.


Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

                            .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

                     EXAMPLES OF MARKET VALUE ADJUSTMENT
                   $10,000 allocated to a Market Value Adjusted Fixed Guarantee
Purchase Payment:  Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Allstate Advisor*



                EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Contract Value at  = $10,000.00 X (1.045) /3/ = $11,411.66
 End of Contract Year 3:
Step 2: Calculate the Free           = .15 X $10,000 = $1500
 Withdrawal Amount:
Step 3: Calculate the Withdrawal     = .06 X ($10,000 - $1,500) = $510
 Charge:
Step 4: Calculate the Market Value   I   =   4.50%
 Adjustment:                         J   =   4.20%
                                              730 DAYS
                                     N  =   --------   =   2
                                              365 DAYS
                                     Market Value Adjustment Factor: .9 X [I -
                                     (J + .0025)] X N
                                     = .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                     Market Value Adjustment = Market Value
                                     Adjustment Factor X Amount
                                     Subject To Market Value Adjustment:
                                     = .0009 X $11,411.66  = $10.27
Step 5: Calculate the amount          = $11,411.66 - $510 + $10.27 = $10,911.93
 received by Contract owner as a
 result of full withdrawal at the
 end of Contract Year 3:


                                         EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1: Calculate Contract Value at End of Contract Year 3:        = $10,000.00 X (1.045) /3/ = $11,411.66
Step 2: Calculate The Free Withdrawal Amount:                     = .15 X $10,000 =  $1,500
Step 3: Calculate the Withdrawal Charge:                          = 0.6 X ($10,000 - $1,500) = $510
Step 4: Calculate the Market Value Adjustment:                    I   =   4.50%
                                                                  J   =   4.80%
                                                                           730 DAYS
                                                                  N  =    -----------   =   2
                                                                            365 DAYS
                                                                  Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
                                                                  = .9 X [(.045 - (.048 + .0025)] X (2) = -.0099
                                                                  Market Value Adjustment = Market Value Adjustment Factor X
                                                                  Amount Subject To Market Value Adjustment:
                                                                  = -.0099 X $11,411.66 = -($112.98)
Step    5: Calculate the amount received by Contract owner as a   = $11,411.66 - $510 -  $112.98 = $10,788.68
 result of full withdrawal at the end of Contract Year 3:





                                 97  PROSPECTUS

   *These examples assume the election of the ALLSTATE ADVISOR CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under ALLSTATE ADVISOR PLUS and ALLSTATE ADVISOR PREFERRED CONTRACTS, which have different expenses and withdrawal charges.




                                 98  PROSPECTUS

APPENDIX C
EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT
--------------------------------------------------------------------------------

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:


Adjusted age of Annuitant on the Payout Start                   65
Date:
-------------------------------------------------------------------------------
Sex of Annuitant:                                              male
-------------------------------------------------------------------------------
Income Plan selected:                                            1
-------------------------------------------------------------------------------
Payment frequency:                                            monthly
-------------------------------------------------------------------------------
Amount applied to variable income payments under            $100,000.00
the Income Plan:
-------------------------------------------------------------------------------





The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:                                 3%
-------------------------------------------------------------------------------
Guaranteed minimum variable income   85% of the initial variable amount income
payment:                                               value
-------------------------------------------------------------------------------


STEP 1 -  CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.




                                 99  PROSPECTUS

APPENDIX D
WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2003

Initial Purchase Payment: $50,000 (For Allstate Advisor Plus Contracts, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

                                                                                                                 Income Benefit
                                                                                                                        Amount
                                                                                                                                 5%
                                                                                                                               Roll-
                                                                                                                               Value
                                                                               Beginning  Transactio   Contract      Maximum    ----
                                                               Type of         Contract       n       Value After  Anniversary Advis
                         Date                                 Occurrence         Value      Amount    Occurrence      Value     and
                                                                                                                              Prefer
------------------------------------------------------------------------------------------------------------------------------------
                        1/1/04                                                  $55,000          _      $55,000      $55,000   $52,5
                                                         Contract Anniversary
------------------------------------------------------------------------------------------------------------------------------------
                        7/1/04                            Partial Withdrawal    $60,000    $15,000      $45,000      $41,250   $40,1
------------------------------------------------------------------------------------------------------------------------------------


The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.

                                                                Advisor and Preferred     Plus
-------------------------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                         (a)                  $15,000           $15,000
-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to               (b)                  $60,000           $60,000
Partial Withdrawal
-------------------------------------------------------------------------------------------------
Value of Income Benefit Amount                    (c)                  $55,000           $55,000
Immediately Prior to Partial Withdrawal
-------------------------------------------------------------------------------------------------
Withdrawal Adjustment                        [(a)/(b)]*(c)             $13,750           $13,750
-------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                $41,250           $41,250
-------------------------------------------------------------------------------------------------

5 % ROLL-UP VALUE INCOME BENEFIT**
-------------------------------------------------------------------------------------------------
Total Partial Withdrawal Amount                   (a)                  $15,000           $15,000
-------------------------------------------------------------------------------------------------
STEP I - DOLLAR FOR DOLLAR PORTION

-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to               (b)                  $60,000           $60,000
Partial Withdrawal
-------------------------------------------------------------------------------------------------
Value of Income Benefit Amount
Immediately Prior to Partial Withdrawal
(assumes 181 days worth of interest on            (c)                  $53,786           $55,937
$52,500 and $54,600, respectively)
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount (Corridor = 5%          (d)
of Roll-Up Value on 1/1/04)
-------------------------------------------------------------------------------------------------
Dollar for Dollar Withdrawal Adjustment
(discounted for a half year's worth of    (e)=(d) * 1.05^ -0.5
interest)
-------------------------------------------------------------------------------------------------
Contract Value After Step 1                  (b')=(b) - (d)
-------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 1         (c')=(c) - (e)
-------------------------------------------------------------------------------------------------
STEP 2 - PROPORTIONAL PORTION

-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                    (a')=(a) - (d)
-------------------------------------------------------------------------------------------------
Proportional Adjustment                      (a')/(b')*(c')            $11,048           $11,414
-------------------------------------------------------------------------------------------------
Contract Value After Step 2                   (b') - (a')
-------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 2                                   $40,176           $41,859
-------------------------------------------------------------------------------------------------



 * For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**In certain states, the Roll-Up Value Income Benefit accumulates interest on a daily basis at a rate equivalent to 3% per year rather than 5%. If calculations assumed an interest rate of 3% per year, the adjusted income benefit would be lower.


                                100  PROSPECTUS

APPENDIX E
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2005

Initial Purchase Payment: $50,000 (For ALLSTATE ADVISOR PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))


                                                                                 Death Benefit Amount

                                                                   -------Purchase----------------------------Enhanced--------
                                                                       Payment Value                    Beneficiary Value**

                               Beginning  Transactio   Contract    ------------------------  Maximum    ----------------------
               Type of         Contract       n       Value After  Advisor and             Anniversary  Advisor and
 Date         Occurrence         Value      Amount    Occurrence    Preferred      Plus       Value      Preferred     Plus

------------------------------------------------------------------------------------------------------------------------------
1/1/06   Contract Anniversary   $55,000          _      $55,000      $50,000     $52,000     $55,000      $52,500     $54,600
------------------------------------------------------------------------------------------------------------------------------
7/1/06    Partial Withdrawal    $60,000    $15,000      $45,000      $37,500     $39,000     $41,250      $40,339     $41,953
------------------------------------------------------------------------------------------------------------------------------



The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

                                                                          Advisor and
                                                                           Preferred     Plus
------------------------------------------------------------------------------------------------
PURCHASE PAYMENT VALUE DEATH BENEFIT
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)           $15,000     $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)           $60,000     $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to            (c)           $50,000     $52,000
Partial Withdrawal
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                      $37,500     $39,000
------------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)           $15,000     $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)           $60,000     $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to            (c)           $55,000     $55,000
Partial Withdrawal
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)      $13,750     $13,750
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                      $41,250     $41,250
------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE)
BENEFIT**
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)           $15,000     $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)           $60,000     $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to
Partial Withdrawal (assumes 181 days worth of interest        (c)           $53,786     $55,937
on $52,500 and $54,600, respectively)
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)      $13,446     $13,984
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                      $40,339     $41,953
------------------------------------------------------------------------------------------------



 * For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**Calculations for the Enhanced Beneficiary Protection (Annual Increase) Benefit assume that interest accumulates on a daily basis at a rate equivalent to 5% per year. In certain states, the Benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.


                                101  PROSPECTUS

APPENDIX F
CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT*
--------------------------------------------------------------------------------

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.


Excess of Earnings Withdrawals                    =    $0
Purchase Payments in the 12 months prior to       =    $0
 death
In-Force Premium                                  =    $100,000
                                                       ($100,000 + $0 - $0)
In-Force Earnings                                 =    $25,000
                                                       ($125,000 - $100,000)
EARNINGS PROTECTION DEATH BENEFIT**               =    40 % * $25,000 = $10,000





Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).




EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                        =    $5,000
                                                           ($10,000-$5,000)
Purchase Payments in the 12 months prior to death     =    $0
In-Force Premium                                      =    $95,000
                                                           ($100,000+$0-$5,000)
In-Force Earnings                                     =    $19,000
                                                           ($114,000-$95,000)
EARNINGS PROTECTION DEATH BENEFIT**                   =    40%*$19,000=$7,600


Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts


                                102  PROSPECTUS
will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).




EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                                                =    $30,000
                                                                                   ($50,000-$20,000)
Purchase Payments in the 12 months prior to death                             =    $0
In-Force Premium                                                              =    $120,000
                                                                                    ($110,000+$40,000-$30,000)
In-Force Earnings                                                             =    $20,000
                                                                                   ($140,000-$120,000)
EARNINGS PROTECTION DEATH BENEFIT**                                           =    25%*$20,000=$5,000


In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since In-Force Earnings are less than 50% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death ), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00) and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACT.




EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and MAV Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies


                                103  PROSPECTUS
and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                                                 =    $0
Purchase Payments in the 12 months prior to death                              =    $0
In-Force Premium                                                               =    $100,000
                                                                                    ($100,000+$0-$0)
In-Force Earnings                                                              =    $50,000
                                                                                    ($150,000-$100,000)
EARNINGS PROTECTION DEATH BENEFIT**                                            =    40%*$50,000=$20,000

Contract Value                                                                 =    $150,000
Death Benefit                                                                  =    $160,000
Earnings Protection Death Benefit                                              =    $20,000
Continuing Contract Value                                                      =    $180,000
                                                                                    ($160,000+$20,000)


Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been over age 70 , and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).


                                104  PROSPECTUS

APPENDIX G - WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION BENEFIT*
--------------------------------------------------------------------------------

Issue Date: January 2, 2005

Initial Purchase Payment: $50,000 (For ALLSTATE ADVISOR PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

Initial Benefit Base: $50,000 for ALLSTATE ADVISOR AND ALLSTATE ADVISOR PREFERRED CONTRACTS, $52,000 for ALLSTATE ADVISOR PLUS CONTRACTS (assuming issue age 85 or younger)


                                                                        Benefit Base

                                                                     ------Purchase--------
                                                                        Payment Value

                                 Beginning  Transactio   Contract    ----------------------
                Type of          Contract       n       Value After  Advisor and
 Date          Occurrence          Value      Amount    Occurrence    Preferred     Plus

-------------------------------------------------------------------------------------------
1/2/06    Contract Anniversary    $55,000          _      $55,000      $50,000     $52,000
-------------------------------------------------------------------------------------------
7/2/06     Partial Withdrawal     $60,000    $15,000      $45,000      $37,500     $39,000
-------------------------------------------------------------------------------------------



The following shows how we compute the adjusted Benefit Bases in the example above. Please note that the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

                                                                          Advisor and
                                                                           Preferred     Plus
------------------------------------------------------------------------------------------------
BENEFIT BASE
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)           $15,000     $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)           $60,000     $60,000
------------------------------------------------------------------------------------------------
Value of Benefit Base Immediately Prior to Partial            (c)           $50,000     $52,000
Withdrawal
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)      $12,500     $13,000
------------------------------------------------------------------------------------------------
Adjusted Benefit Base                                                       $37,500     $39,000
------------------------------------------------------------------------------------------------



 * For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.


                                105  PROSPECTUS

APPENDIX H-SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Advisor contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of
---------
$40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made
---------
during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made
---------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000-$25,000))=$8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume example 3 is continued and an additional withdrawal of $5,000
---------
is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000-$5,000))=$4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume example 5 is continued and an additional Purchase Payment of
---------
40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

 The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).


                                106  PROSPECTUS

Example 7: Assume example 6 is continued and an additional withdrawal of $3,200
---------
is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).


                                107  PROSPECTUS

APPENDIX I-SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1:  Assume you purchase an Allstate Advisor contract with a $100,000
----------
initial purchase payment and add the SureIncome Plus Option at issue.



Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.



Example 2:  Assume Example 1 is continued and an additional purchase payment of
----------
$40,000 is made in the first Benefit Year.



The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment
 ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).



Example 3:  Assume Example 1 is continued and a withdrawal of $8,000 is made
----------
during the first Benefit Year.



The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).



Example 4:  Assume Example 1 is continued and a withdrawal of $25,000 is made
----------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000-$25,000))=$8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.


                                108  PROSPECTUS

Example 5:  Assume Example 3 is continued and an additional withdrawal of $5,000
----------
is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000-$5,000))=$4,400.

The Benefit Payment Remaining is unchanged at $0.



Example 6:  Assume Example 5 is continued and an additional Purchase Payment of
----------
40,000 is made in the same year (the first Benefit Year).



The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment
 ($4,400) plus 8% of your additional purchase payment ($40,000).

 The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).



Example 7:  Assume Example 6 is continued and an additional withdrawal of $3,200
----------
is taken in the same year (the first Benefit Year).



The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).



Example 8:  Assume Example 1 is continued and on the first Contract Anniversary
----------
the Contract Value prior to deduction of annual fees is $160,000.



The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).


                                109  PROSPECTUS

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.



Example 9:  Assume Example 8 is continued, no withdrawals or purchase payments
----------
are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.



The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.


                                110  PROSPECTUS

APPENDIX J-SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1:  Assume you purchase an Allstate Advisor contract with $100,000
----------
initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).



Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.



Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($5,000 = 5% X $100,000, assuming your Benefit Base is still $100,000).



Example 2:  Assume Example 1 is continued and an additional purchase payment of
----------
$40,000 is made in the first Benefit Year.



The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment
 ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).



Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,000 = 5% X $140,000, assuming your Benefit Base is still $140,000).



Example 3a:  Assume Example 1 is continued and the first withdrawal, equal to
-----------
$4,000, is made during the first Benefit Year.



The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).



Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.


                                111  PROSPECTUS

Example 3b:  Assume Example 1 is continued and the first withdrawal, equal to
-----------
$5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).



The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base (5% X $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).



Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.



Example 3c:  Assume Example 1 is continued and the first withdrawal, equal to
-----------
$6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).



The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% X current Benefit Base (6% X $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).



Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.



Example 4a:  Assume Example 1 is continued and a withdrawal of $25,000 is made
-----------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% X $75,000)=$3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.



Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.


                                112  PROSPECTUS

Example 4b:  Assume Example 1 is continued and a withdrawal of $25,000 is made
-----------
during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).
 Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base prior to the withdrawal (5% X $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% X $75,000)=$3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.



Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.



Example 5:  Assume Example 3a is continued and an additional withdrawal of
----------
$5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000)=$55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula: the lesser of ($4,000) and (4% X $55,000)=$2,200.



Example 6:  Assume Example 5 is continued and an additional Purchase Payment of
----------
40,000 is made in the same year (the first Benefit Year).



The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment
 ($2,200) plus 4% of your additional purchase payment ($40,000).

 The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).



Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600
----------
is taken in the same year (the first Benefit Year).




                                113  PROSPECTUS

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).



Example 8:  Assume Example 1 is continued and on the first Contract Anniversary
----------
the Contract Value prior to deduction of annual fees is $160,000.



The SureIncome For Life Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.



Note: The Benefit Payment remains $6,374 until you turn age 60 (as long as the Contract Values on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,967.50 = 5% X $159,350, assuming your Benefit Base is still $159,350).



Example 9:  Assume Example 8 is continued, no withdrawals or purchase payments
----------
are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.



The SureIncome For Life Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.


                                114  PROSPECTUS

APPENDIX K- ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contract us at 1-800-203-0068 to obtain a copy of the Statement of Additional Information.




ALLSTATE ADVISOR CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------


For the Years
Beginning January 1*
and Ending December
31,
------------------------------------------------------------------------------------
SUB-ACCOUNTS               2002      2003        2004        2005        2006
------------------------------------------------------------------------------------
Fidelity VIP
Contrafund(R)  -
Service Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $   10.291
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --     516,451
 Period
------------------------------------------------------------------------------------
Fidelity VIP Freedom
2010 - Service Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $   10.483
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --      24,455
 Period
------------------------------------------------------------------------------------
Fidelity VIP Freedom
2020 - Service Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $   10.513
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --      54,334
 Period
------------------------------------------------------------------------------------
Fidelity VIP Freedom
2030 - Service Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $   10.522
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --      14,031
 Period
------------------------------------------------------------------------------------
Fidelity VIP Freedom
Income - Service Class
2 Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $   10.373
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --      16,899
 Period
------------------------------------------------------------------------------------
Fidelity VIP Growth
Stock - Service Class
2 Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $    9.766
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --      19,226
 Period
------------------------------------------------------------------------------------
Fidelity VIP Index 500
- Service Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $   10.846
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --      45,567
 Period
------------------------------------------------------------------------------------
Fidelity VIP Mid Cap -
Service Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $    9.899
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --     102,347
 Period
------------------------------------------------------------------------------------
FTVIP Franklin Growth
and Income Securities
- Class 2 Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.860  $   13.475  $   14.713  $   15.034
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.860  $ 13.475  $   14.713  $   15.034  $   17.328
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      4,339   576,019   1,237,251   1,509,644   1,376,859
 Period
------------------------------------------------------------------------------------

                                 115 PROSPECTUS

FTVIP Franklin Income
Securities - Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   11.263  $   11.297
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   11.263  $   11.297  $   13.185
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     550,454   2,186,987   3,300,784
 Period
------------------------------------------------------------------------------------
FTVIP Franklin Large
Cap Growth Securities
- Class 2 Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   10.533  $   10.508
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   10.533  $   10.508  $   11.503
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --      43,535     812,179   1,735,490
 Period
------------------------------------------------------------------------------------
FTVIP Franklin
Small-Mid Cap Growth
Securities - Class 2
Sub-Account (1)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 11.545  $   15.641  $   17.211  $   17.803
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $11.545  $ 15.641  $   17.211  $   17.803  $   19.101
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        882    21,349      21,824      21,130      20,318
 Period
------------------------------------------------------------------------------------
FTVIP Franklin Small
Cap Value Securities -
Class 2 Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 11.235  $   14.653  $   17.899  $   19.217
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $11.235  $ 14.653  $   17.899  $   19.217  $   22.191
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      2,864   211,298     454,938     704,731     787,501
 Period
------------------------------------------------------------------------------------
FTVIP Franklin U.S.
Government - Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   10.274  $   10.385
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   10.274  $   10.385  $   10.664
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     268,158     454,107     553,564
 Period
------------------------------------------------------------------------------------
FTVIP Mutual Discovery
Securities - Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $   11.041
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --     179,990
 Period
------------------------------------------------------------------------------------
FTVIP Mutual Shares
Securities - Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.333  $   12.765  $   14.192  $   15.488
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.333  $ 12.765  $   14.192  $   15.488  $   18.099
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      6,303   442,689   1,161,162   1,757,967   2,186,968
 Period
------------------------------------------------------------------------------------
FTVIP Templeton
Developing Markets
Securities - Class 2
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 11.243  $   16.979  $   20.902  $   26.292
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $11.243  $ 16.979  $   20.902  $   26.292  $   33.244
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        112    43,987     127,960     215,039     254,473
 Period
------------------------------------------------------------------------------------
FTVIP Templeton
Foreign Securities -
Class 2 Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.484  $   13.683  $   16.009  $   17.410
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.484  $ 13.683  $   16.009  $   17.410  $   20.872
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      1,995   141,338     352,761     841,251   1,384,661
 Period
------------------------------------------------------------------------------------
FTVIP Templeton Global
Income Securities -
Class 2 Sub-Account
(1)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.730  $   12.969  $   14.688  $   14.052
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.730  $ 12.969  $   14.688  $   14.052  $   15.643
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      1,065    27,419      28,702      29,443      24,121
 Period
------------------------------------------------------------------------------------
Lord Abbett Series -
All Value Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   10.920  $   11.529
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   10.920  $   11.529  $   13.047
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --      15,276     148,760     258,059
 Period
------------------------------------------------------------------------------------
Lord Abbett Series -
Bond-Debenture
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   10.370  $   10.371
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   10.370  $   10.371  $   11.192
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --      81,198     533,540     959,024
 Period
------------------------------------------------------------------------------------
Lord Abbett Series -
Growth and Income
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   10.904  $   11.114
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   10.904  $   11.114  $   12.866
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     142,509     674,689     977,874
 Period
------------------------------------------------------------------------------------
Lord Abbett Series -
Growth Opportunities
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   11.153  $   11.518
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   11.153  $   11.518  $   12.268
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --      16,581     103,190     307,914
 Period
------------------------------------------------------------------------------------
                                 116 PROSPECTUS


Lord Abbett Series -
Mid-Cap Value
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   11.136  $   11.896
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   11.136  $   11.896  $   13.179
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     136,025     867,902   1,058,446
 Period
------------------------------------------------------------------------------------
Oppenheimer MidCap/VA
- Service Shares
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.069  $   12.468  $   14.698  $   16.248
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.069  $ 12.468  $   14.698  $   16.248  $   16.472
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      1,697   147,767     230,665     310,149     334,836
 Period
------------------------------------------------------------------------------------
Oppenheimer
Balanced/VA - Service
Shares Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.706  $   13.176  $   14.280  $   14.614
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.706  $ 13.176  $   14.280  $   14.614  $   15.992
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      2,115   259,159     562,275     694,753     687,270
 Period
------------------------------------------------------------------------------------
Oppenheimer Core
Bond/VA - Service
Shares Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   10.118  $   10.221
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   10.118  $   10.221  $   10.587
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --      16,015     198,046   1,022,486
 Period
------------------------------------------------------------------------------------
Oppenheimer Capital
Appreciation/VA -
Service Shares
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --  $ 10.000  $   12.323  $   12.968  $   13.424
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --  $ 12.323  $   12.968  $   13.424  $   14.269
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --   250,178     723,531   1,303,079   1,418,096
 Period
------------------------------------------------------------------------------------
Oppenheimer Global
Securities/VA -
Service Shares
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.157  $   14.323  $   16.808  $   18.924
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.157  $ 14.323  $   16.808  $   18.924  $   21.924
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         45   200,904     384,682     533,061     560,411
 Period
------------------------------------------------------------------------------------
Oppenheimer High
Income/VA - Service
Shares Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.670  $   13.039  $   13.995  $   14.092
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.670  $ 13.039  $   13.995  $   14.092  $   15.194
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      1,293   199,763     512,385     642,887     651,221
 Period
------------------------------------------------------------------------------------
Oppenheimer Main
Street(R)/VA - Service
Shares Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.186  $   12.713  $   13.696  $   14.296
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.186  $ 12.713  $   13.696  $   14.296  $   16.195
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      4,827   432,829     752,941   1,271,750   1,689,212
 Period
------------------------------------------------------------------------------------
Oppenheimer Main
Street Small Cap(R)/VA
- Service Shares
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.363  $   14.755  $   17.358  $   18.799
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.363  $ 14.755  $   17.358  $   18.799  $   21.278
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        944   156,683     294,993     490,871     570,415
 Period
------------------------------------------------------------------------------------
Oppenheimer Strategic
Bond/VA - Service
Shares Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.560  $   12.213  $   13.072  $   13.224
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.560  $ 12.213  $   13.072  $   13.224  $   13.998
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of     10,218   432,449   1,265,037   2,210,765   2,542,348
 Period
------------------------------------------------------------------------------------
Putnam VT Global Asset
Allocation - Class IB
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.397  $   12.510  $   13.473  $   14.227
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.397  $ 12.510  $   13.473  $   14.227  $   15.850
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         46    27,406     100,508     225,972     289,761
 Period
------------------------------------------------------------------------------------
Putnam VT Growth and
Income - Class IB
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.807  $   13.589  $   14.904  $   15.482
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.807  $ 13.589  $   14.904  $   15.482  $   17.714
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of     10,128   581,918     872,350     894,861     859,159
 Period
------------------------------------------------------------------------------------
Putnam VT Health
Sciences - Class IB
Sub-Account (2)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $  9.732  $   11.373  $   12.026  $   13.438
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $ 9.732  $ 11.373  $   12.026  $   13.438  $   13.636
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      4,020    87,288     143,322     121,045     106,651
 Period
------------------------------------------------------------------------------------
Putnam VT High Yield -
Class IB Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.750  $   13.428  $   14.652  $   14.911
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.750  $ 13.428  $   14.652  $   14.911  $   16.269
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      2,077   238,535     421,723     615,143     729,961
 Period
------------------------------------------------------------------------------------

                                 117 PROSPECTUS

Putnam VT Income -
Class IB Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.194  $   10.507  $   10.832  $   10.945
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.194  $ 10.507  $   10.832  $   10.945  $   11.292
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of     10,364   486,154     887,522   1,526,481   2,193,099
 Period
------------------------------------------------------------------------------------
Putnam VT
International Equity -
Class IB Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.613  $   13.465  $   15.444  $   17.105
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.613  $ 13.465  $   15.444  $   17.105  $   21.566
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      3,753   172,681     250,483     336,711     486,115
 Period
------------------------------------------------------------------------------------
Putnam VT Investors -
Class IB Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.416  $   13.072  $   14.535  $   15.611
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.416  $ 13.072  $   14.535  $   15.611  $   17.558
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      3,968    94,549     111,067     170,882     226,431
 Period
------------------------------------------------------------------------------------
Putnam VT Money Market
- Class IB Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $  9.993  $    9.914  $    9.851  $    9.970
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $ 9.993  $  9.914  $    9.851  $    9.970  $   10.274
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      5,773   239,378     611,958   1,639,066   3,059,102
 Period
------------------------------------------------------------------------------------
Putnam VT New
Opportunities - Class
IB Sub-Account (2)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.388  $   13.580  $   14.787  $   16.056
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.388  $ 13.580  $   14.787  $   16.056  $   17.206
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      2,917   115,558     110,548      99,940      86,751
 Period
------------------------------------------------------------------------------------
Putnam VT New Value -
Class IB Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 11.214  $   14.664  $   16.708  $   17.465
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $11.214  $ 14.664  $   16.708  $   17.465  $   20.001
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        114    77,578     251,024     540,431     692,321
 Period
------------------------------------------------------------------------------------
Putnam VT Research -
Class IB Sub-Account
(2)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.651  $   13.177  $   13.990  $   14.502
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.651  $ 13.177  $   13.990  $   14.502  $   15.935
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          5    56,293      84,821      82,817      78,283
 Period
------------------------------------------------------------------------------------
Putnam VT The George
Putnam Fund of Boston
- Class IB Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.524  $   12.158  $   12.986  $   13.332
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.524  $ 12.158  $   12.986  $   13.332  $   14.729
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      6,824   384,959     698,080     897,148   1,002,203
 Period
------------------------------------------------------------------------------------
Putnam VT Utilities
Growth and Income -
Class IB Sub-Account
(2)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 11.480  $   14.145  $   16.978  $   18.197
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $11.480  $ 14.145  $   16.978  $   18.197  $   22.819
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        377    50,148      84,872      74,344      58,275
 Period
------------------------------------------------------------------------------------
Putnam VT Vista -
Class IB Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.381  $   13.646  $   15.976  $   17.687
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.381  $ 13.646  $   15.976  $   17.687  $   18.411
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      2,612    97,780     138,680     165,471     161,338
 Period
------------------------------------------------------------------------------------
Putnam VT Voyager -
Class IB Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.118  $   12.475  $   12.934  $   13.494
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.118  $ 12.475  $   12.934  $   13.494  $   14.045
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      8,458   496,984     797,854     889,274     777,631
 Period
------------------------------------------------------------------------------------
Van Kampen LIT
Aggressive Growth,
Class II Sub-Account
(3)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   11.153  $   12.233
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   11.153  $   12.233  $   12.670
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     148,068     145,429     126,259
 Period
------------------------------------------------------------------------------------
Van Kampen LIT
Comstock, Class II
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   11.366  $   11.681
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   11.366  $   11.681  $   13.381
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     214,722   1,023,815   1,184,603
 Period
------------------------------------------------------------------------------------
Van Kampen LIT
Strategic Growth,
Class II Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $  9.418  $   11.811  $   12.448  $   13.227
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $ 9.418  $ 11.811  $   12.448  $   13.227  $   13.399
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         62   128,295     253,189     318,205     325,314
 Period
------------------------------------------------------------------------------------

                                 118 PROSPECTUS

Van Kampen LIT Growth
and Income, Class II
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.662  $   13.437  $   15.137  $   16.394
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.662  $ 13.437  $   15.137  $   16.394  $   18.769
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      3,897   400,708     755,669   1,052,880   1,148,378
 Period
------------------------------------------------------------------------------------
Van Kampen LIT Money
Market, Class II
Sub-Account
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --  $ 10.000  $   10.000  $    9.925  $   10.036
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --  $ 10.000  $    9.925  $   10.036  $   10.319
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --         0     437,391     679,120     805,399
 Period
------------------------------------------------------------------------------------
Van Kampen UIF
Emerging Markets Debt,
Class II Sub-Account
(4)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 11.069  $   13.960  $   15.169  $   16.791
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $11.069  $ 13.960  $   15.169  $   16.791  $   18.365
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         33    23,912     159,393     269,922     347,798
 Period
------------------------------------------------------------------------------------
Van Kampen UIF Equity
and Income, Class II
Sub-Account (4)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   10.989  $   11.648
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   10.989  $   11.648  $   12.945
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     202,603     888,555     950,381
 Period
------------------------------------------------------------------------------------
Van Kampen UIF Equity
Growth, Class I
Sub-Account (4)(5)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   10.785  $   12.319
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   10.785  $   12.319  $   12.660
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     242,720     220,659     194,105
 Period
------------------------------------------------------------------------------------
Van Kampen UIF Equity
Growth, Class II
Sub-Account (4)(5)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   10.760  $   12.265
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   10.760  $   12.265  $   12.569
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --      76,401     144,014     151,518
 Period
------------------------------------------------------------------------------------
Van Kampen UIF Global
Franchise, Class II
Sub-Account (4)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --  $ 10.000  $   10.000  $   11.131  $   12.304
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --  $ 10.000  $   11.131  $   12.304  $   14.758
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --         0     130,721     391,691     650,901
 Period
------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap
Growth, Class II
Sub-Account (4)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --          --          --  $   10.000
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --          --          --  $    9.853
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --          --          --     356,563
 Period
------------------------------------------------------------------------------------
Van Kampen UIF Small
Company Growth, Class
II Sub-Account (4)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --  $ 10.000  $   13.621  $   15.993  $   17.821
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --  $ 13.621  $   15.993  $   17.821  $   19.674
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --    49,008      76,697     119,544     125,802
 Period
------------------------------------------------------------------------------------
Van Kampen UIF U.S.
Mid Cap Value, Class I
Sub-Account (4)(5)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   11.330  $   12.560
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   11.330  $   12.560  $   14.965
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     226,309     209,221     194,883
 Period
------------------------------------------------------------------------------------
Van Kampen UIF U.S.
Mid Cap Value, Class
II Sub-Account (4)(5)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of         --        --  $   10.000  $   11.323  $   12.535
 Period
------------------------------------------------------------------------------------
 Accumulation Unit           --        --  $   11.323  $   12.535  $   14.926
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of         --        --     123,762     227,659     352,246
 Period
------------------------------------------------------------------------------------
Van Kampen UIF U.S.
Real Estate, Class II
Sub-Account (4)
------------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of    $10.000  $ 10.710  $   14.601  $   19.611  $   22.602
 Period
------------------------------------------------------------------------------------
 Accumulation Unit      $10.710  $ 14.601  $   19.611  $   22.602  $   30.715
 Value, End of Period
------------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of      4,083   143,509       7,395     584,676     637,273
 Period
------------------------------------------------------------------------------------


* The Allstate Advisor Contracts were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Contracts on October 14, 2002, except for the Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account and Van Kampen UIF Small Company Growth, Class II Sub-Accounts which were first offered under the Contracts on May 1, 2003, the Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class I Sub-Account and Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Accounts, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub--


                                119  PROSPECTUS

Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.10% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.




                                120  PROSPECTUS

ALLSTATE ADVISOR CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------


For the Years Beginning January 1*
and Ending December 31,
                                     ------------------------------------------
SUB-ACCOUNTS                         2002     2003     2004     2005      2006
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.228
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.419
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.448
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.457
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom Income -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.310
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.706
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.779
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.838
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --       709
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Growth and Income
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.698  $13.341  $14.434   $14.615
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.341  $14.434  $14.615   $16.691
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    3,763    5,784    5,058     4,637
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Income Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.194   $11.126
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.194  $11.126   $12.868
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --      119    1,886     1,638
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.509   $10.389
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.509  $10.389   $11.269
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       60    1,272     1,792
 of Period
-------------------------------------------------------------------------------

                                 121 PROSPECTUS

FTVIP Franklin Small-Mid Cap Growth
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.821  $15.485  $16.884   $17.306
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $15.485  $16.884  $17.306   $18.400
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.039  $14.507  $17.559   $18.682
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.507  $17.559  $18.682   $21.377
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    7,052    4,525    3,877     3,743
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin U.S. Government -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.211   $10.228
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.211  $10.228   $10.406
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --      518    1,905     1,858
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.974
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Shares Securities -
Class 2 Sub-Account
                                     ------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.599  $12.638  $13.923   $15.057
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.638  $13.923  $15.057   $17.435
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --   12,747   12,480   13,367    12,578
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Developing Markets
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.674  $16.810  $20.505   $25.559
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $16.810  $20.505  $25.559   $32.024
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0      282       282
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities
- Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.377  $13.547  $15.705   $16.925
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.547  $15.705  $16.925   $20.105
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      285      580    1,448     1,415
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Global Income
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.583  $12.839  $14.409   $13.660
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.839  $14.409  $13.660   $15.069
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - All Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.895   $11.398
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.895  $11.398   $12.782
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       58      692       693
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.347   $10.253
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.347  $10.253   $10.965
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0      260       516
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth and
Income Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.880   $10.988
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.880  $10.988   $12.604
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,259    1,565     1,490
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth
Opportunities Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.127   $11.388
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.127  $11.388   $12.018
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0       27         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.110   $11.761
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.110  $11.761   $12.912
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,275    1,271     1,298
 of Period
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.337  $12.344  $14.419   $15.795
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.344  $14.419  $15.795   $15.867
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      678      677      834       832
 of Period
-------------------------------------------------------------------------------

                                 122 PROSPECTUS

Oppenheimer Balanced/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.104  $13.045  $14.009   $14.206
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.045  $14.009  $14.206   $15.405
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      973    3,172    3,195     3,150
 of Period
-------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.095   $10.105
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.095  $10.105   $10.371
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA
- Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $12.248  $12.772   $13.100
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.248  $12.772  $13.100   $13.799
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       33    1,597      838       978
 of Period
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.079  $14.181  $16.489   $18.397
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.181  $16.489  $18.397   $21.119
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      237      227      575       571
 of Period
-------------------------------------------------------------------------------
Oppenheimer High Income/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.727  $12.909  $13.729   $13.698
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.909  $13.729  $13.698   $14.636
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,353    4,420    4,804     4,537
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.460  $12.586  $13.437   $13.898
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.586  $13.437  $13.898   $15.601
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    2,396    4,635    5,645     5,949
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street Small
Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.710  $14.608  $17.029   $18.275
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.608  $17.029  $18.275   $20.496
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    2,493    1,308    1,603     1,193
 of Period
-------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.243  $12.091  $12.824   $12.855
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.091  $12.824  $12.855   $13.484
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    4,270    8,589   10,133    10,777
 of Period
-------------------------------------------------------------------------------
Putnam VT Global Asset Allocation -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.748  $12.385  $13.218   $13.831
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.385  $13.218  $13.831   $15.268
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      116    2,636     2,800
 of Period
-------------------------------------------------------------------------------
Putnam VT Growth and Income - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.989  $13.454  $14.621   $15.050
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.454  $14.621  $15.050   $17.064
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,648    1,792    2,221     2,310
 of Period
-------------------------------------------------------------------------------
Putnam VT Health Sciences - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.230  $11.260  $11.798   $13.063
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.260  $11.798  $13.063   $13.135
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT High Yield - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.861  $13.294  $14.374   $14.495
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.294  $14.374  $14.495   $15.671
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,125    4,411    3,459     3,201
 of Period
-------------------------------------------------------------------------------
Putnam VT Income - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.352  $10.403  $10.626   $10.639
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.403  $10.626  $10.639   $10.877
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    2,859   10,273   11,645    12,594
 of Period
-------------------------------------------------------------------------------
Putnam VT International Equity -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.571  $13.331  $15.151   $16.628
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.331  $15.151  $16.628   $20.774
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    3,933    1,561    1,446     1,480
 of Period
-------------------------------------------------------------------------------

                                 123 PROSPECTUS

Putnam VT Investors - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.688  $12.942  $14.259   $15.176
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.942  $14.259  $15.176   $16.913
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      417    3,302    2,975     2,889
 of Period
-------------------------------------------------------------------------------
Putnam VT Money Market - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.933  $ 9.815  $ 9.664   $ 9.692
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $ 9.815  $ 9.664  $ 9.692   $ 9.897
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      158    7,242    8,142     9,943
 of Period
-------------------------------------------------------------------------------
Putnam VT New Opportunities - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.975  $13.445  $14.506   $15.609
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.445  $14.506  $15.609   $16.574
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      196      489       82        80
 of Period
-------------------------------------------------------------------------------
Putnam VT New Value - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.317  $14.518  $16.391   $16.978
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.518  $16.391  $16.978   $19.267
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      107      948      905     1,051
 of Period
-------------------------------------------------------------------------------
Putnam VT Research - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.837  $13.046  $13.725   $14.098
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.046  $13.725  $14.098   $15.350
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      124      580      619       639
 of Period
-------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of
Boston - Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.678  $12.037  $12.740   $12.960
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.037  $12.740  $12.960   $14.188
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    4,283    5,947    4,812     4,957
 of Period
-------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income - Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.642  $14.004  $16.656   $17.690
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.004  $16.656  $17.690   $21.981
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      118      265      261       253
 of Period
-------------------------------------------------------------------------------
Putnam VT Vista - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.794  $13.510  $15.673   $17.194
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.510  $15.673  $17.194   $17.735
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      434      969      524       528
 of Period
-------------------------------------------------------------------------------
Putnam VT Voyager - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.574  $12.351  $12.688   $13.118
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.351  $12.688  $13.118   $13.529
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    5,778    2,080    2,864     3,165
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth,
Class II Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.084   $12.047
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.084  $12.047   $12.364
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,694    1,655     1,701
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.297   $11.505
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.297  $11.505   $13.059
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0      232       434
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.925  $11.693  $12.212   $12.858
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.693  $12.212  $12.858   $12.907
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,278        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.775  $13.304  $14.850   $15.937
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.304  $14.850  $15.937   $18.080
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,395    1,131      849       980
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class
II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $ 9.835   $ 9.854
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $ 9.835  $ 9.854   $10.040
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0    4,172    3,349     2,852
 of Period
-------------------------------------------------------------------------------

                                 124 PROSPECTUS

Van Kampen UIF Emerging Markets
Debt, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $12.285  $13.821  $14.881   $16.322
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.821  $14.881  $16.322   $17.691
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0    1,477    1,382     1,351
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity and Income,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.922   $11.472
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.922  $11.472   $12.633
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0      222         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
I Sub-Account (Class I) (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.719   $12.133
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.719  $12.133   $12.355
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --      388      407       443
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
II Sub-Account (Class II) (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.694   $12.080
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.694  $12.080   $12.266
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,255    1,700     1,083
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Global Franchise,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $11.030   $12.081
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $11.030  $12.081   $14.359
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0       475
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.793
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Small Company
Growth, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $13.538  $15.751   $17.392
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.538  $15.751  $17.392   $19.025
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,345    1,461    1,402     1,359
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class I Sub-Account (Class I)
(4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.260   $12.370
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.260  $12.370   $14.605
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,108    1,052       952
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class II Sub-Account (Class II)
(4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.254   $12.345
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.254  $12.345   $14.566
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,042    1,564     1,463
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate,
Class II Sub-Account(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.376  $14.455  $19.239   $21.972
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.455  $19.239  $21.972   $29.588
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,499    2,484    2,279     1,822
 of Period
-------------------------------------------------------------------------------


* The Allstate Advisor Contracts were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Allstate Advisor Contracts with the Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.20%, and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30% on May 1, 2003, except for the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006.The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.00% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.


                                125  PROSPECTUS

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.


                                126  PROSPECTUS

ALLSTATE ADVISOR PLUS CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------


For the Years Beginning
January 1* and Ending
December 31,
                            ---------------------------------------------------
SUB-ACCOUNTS                   2002      2003      2004      2005         2006
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)
 - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.270
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --      283,913
 Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2010
- Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.462
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --        4,820
 Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2020
- Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.491
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --        3,082
 Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2030
- Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.500
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --       11,481
 Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom
Income - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.352
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --          519
 Period
-------------------------------------------------------------------------------
Fidelity VIP Growth Stock
- Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $    9.746
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --        5,960
 Period
-------------------------------------------------------------------------------
Fidelity VIP Index 500 -
Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.824
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --       20,407
 Period
-------------------------------------------------------------------------------
Fidelity VIP Mid Cap -
Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $    9.879
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --       86,590
 Period
-------------------------------------------------------------------------------
FTVIP Franklin Growth and
Income Securities - Class
2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.853  $ 13.425  $ 14.614   $   14.888
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.853  $ 13.425  $ 14.614  $ 14.888   $   17.107
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            903   204,532   239,720   216,067      540,890
 Period
-------------------------------------------------------------------------------
FTVIP Franklin Income
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 11.240   $   11.240
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 11.240  $ 11.240   $   13.079
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --    20,529   107,691    1,218,293
 Period
-------------------------------------------------------------------------------
FTVIP Franklin Large Cap
Growth Securities - Class
2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 10.525   $   10.468
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.525  $ 10.468   $   11.425
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --     5,010    53,966      762,291
 Period
-------------------------------------------------------------------------------
FTVIP Franklin Small-Mid
Cap Growth Securities -
Class 2 Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 11.538  $ 15.583  $ 17.095   $   17.630
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $11.538  $ 15.583  $ 17.095  $ 17.630   $   18.858
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            290   12.,058    23,996    21,758       10,502
 Period
-------------------------------------------------------------------------------

                                 127 PROSPECTUS

FTVIP Franklin Small Cap
Value Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 11.228  $ 14.599  $ 17.778   $   19.031
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $11.228  $ 14.599  $ 17.778  $ 19.031   $   21.909
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          1,221   109,873    78,714    91,305      293,264
 Period
-------------------------------------------------------------------------------
FTVIP Franklin U.S.
Government - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 10.253   $   10.333
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.253  $ 10.333   $   10.577
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --     9,294    19,913      187,553
 Period
-------------------------------------------------------------------------------
FTVIP Mutual Discovery
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   11.019
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --      119,365
 Period
-------------------------------------------------------------------------------
FTVIP Mutual Shares
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.327  $ 12.718  $ 14.097   $   15.338
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.327  $ 12.718  $ 14.097  $ 15.338   $   17.869
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          4,512   203,839   154,189   187,550      682,906
 Period
-------------------------------------------------------------------------------
FTVIP Templeton Developing
Markets Securities - Class
2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 11.236  $ 16.917  $ 20.762   $   26.037
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $11.236  $ 16.917  $ 20.762  $ 26.037   $   32.822
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            101    58,107    14,136    17,133      112,374
 Period
-------------------------------------------------------------------------------
FTVIP Templeton Foreign
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.477  $ 13.633  $ 15.902   $   17.241
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.477  $ 13.633  $ 15.902  $ 17.241   $   20.606
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          1,484    79,873    59,175    93,972      530,191
 Period
-------------------------------------------------------------------------------
FTVIP Templeton Global
Income Securities - Class
2 Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.723  $ 12.921  $ 14.589   $   13.916
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.723  $ 12.921  $ 14.589  $ 13.916   $   15.444
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of              0     3,305     8,097     7,980        3,331
 Period
-------------------------------------------------------------------------------
Lord Abbett Series - All
Value Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 10.912   $   11.485
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.912  $ 11.485   $   12.958
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --     5,559     7,084      137,579
 Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Bond-Debenture Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 10.363   $   10.332
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.363  $ 10.332   $   11.116
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --     5,743    42,214      348,673
 Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Growth and Income
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 10.896   $   11.072
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.896  $ 11.072   $   12.778
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --     1,993    40,840      435,257
 Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Growth Opportunities
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 11.144   $   11.475
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 11.144  $ 11.475   $   12.184
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --       268     7,646      104,562
 Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Mid-Cap Value Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 11.127   $   11.851
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 11.127  $ 11.851   $   13.090
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --     1,679    48,962      439,310
 Period
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.063  $ 12.422  $ 14.600   $   16.090
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.063  $ 12.422  $ 14.600  $ 16.090   $   16.263
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of              6    43,239    24,359    27,814       59,133
 Period
-------------------------------------------------------------------------------
Oppenheimer Balanced/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.699  $ 13.128  $ 14.184   $   14.472
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.699  $ 13.128  $ 14.184  $ 14.472   $   15.789
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            381   118,638    99,388   112,333      286,137
 Period
-------------------------------------------------------------------------------

                                 128 PROSPECTUS

Oppenheimer Core Bond/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 10.110   $   10.182
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.110  $ 10.182   $   10.515
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        18     6,577      416,500
 Period
-------------------------------------------------------------------------------
Oppenheimer Capital
Appreciation/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --  $ 10.000  $ 12.298  $ 12.903   $   13.316
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --  $ 12.298  $ 12.903  $ 13.316   $   14.111
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --   127,891    60,080    80,633      831,237
 Period
-------------------------------------------------------------------------------
Oppenheimer Global
Securities/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.150  $ 14.270  $ 16.695   $   18.740
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.150  $ 14.270  $ 16.695  $ 18.740   $   21.645
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          1,468    71,158    79,066    73,144      182,436
 Period
-------------------------------------------------------------------------------
Oppenheimer High Income/VA
- Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.663  $ 12.991  $ 13.901   $   13.955
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.663  $ 12.991  $ 13.901  $ 13.955   $   15.000
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          2,578   158,346   108,252   102,339      226,400
 Period
-------------------------------------------------------------------------------
Oppenheimer Main
Street(R)/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.179  $ 12.666  $ 13.604   $   14.157
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.179  $ 12.666  $ 13.604  $ 14.157   $   15.989
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            776   331,015   209,165   230,257      723,778
 Period
-------------------------------------------------------------------------------
Oppenheimer Main Street
Small Cap(R)/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.356  $ 14.701  $ 17.242   $   18.617
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.356  $ 14.701  $ 17.242  $ 18.617   $   21.007
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          1,102    95,842    57,383    65,352      277,326
 Period
-------------------------------------------------------------------------------
Oppenheimer Strategic
Bond/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.553  $ 12.168  $ 12.984   $   13.095
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.553  $ 12.168  $ 12.984  $ 13.095   $   13.820
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          2,732   218,046   182,539   227,958      936,505
 Period
-------------------------------------------------------------------------------
Putnam VT Global Asset
Allocation - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.390  $ 12.464  $ 13.383   $   14.089
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.390  $ 12.464  $ 13.383  $ 14.089   $   15.649
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of              4    31,401    29,830    40,883      130,113
 Period
-------------------------------------------------------------------------------
Putnam VT Growth and
Income - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.800  $ 13.539  $ 14.804   $   15.331
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.800  $ 13.539  $ 14.804  $ 15.331   $   17.489
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          3,560   241,997   172,124   162,143      266,435
 Period
-------------------------------------------------------------------------------
Putnam VT Health Sciences
- Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $  9.726  $ 11.331  $ 11.945   $   13.308
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $ 9.726  $ 11.331  $ 11.945  $ 13.308   $   13.462
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          1,736    43,250    54,726    49,402       40,028
 Period
-------------------------------------------------------------------------------
Putnam VT High Yield -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.743  $ 13.378  $ 14.554   $   14.766
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.743  $ 13.378  $ 14.554  $ 14.766   $   16.062
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            475   120,256    48,270    57,946      300,762
 Period
-------------------------------------------------------------------------------
Putnam VT Income - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.187  $ 10.469  $ 10.759   $   10.838
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.187  $ 10.469  $ 10.759  $ 10.838   $   11.149
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          5,609   263,037   201,668   232,164    1,001,618
 Period
-------------------------------------------------------------------------------
Putnam VT International
Equity - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.606  $ 13.416  $ 15.341   $   16.939
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.606  $ 13.416  $ 15.341  $ 16.939   $   21.291
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            683    57,398    79,696    90,776      244,922
 Period
-------------------------------------------------------------------------------
Putnam VT Investors -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.409  $ 13.024  $ 14.437   $   15.460
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.409  $ 13.024  $ 14.437  $ 15.460   $   17.334
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            302    46,132    19,447    25,617      114,672
 Period
-------------------------------------------------------------------------------

                                 129 PROSPECTUS

Putnam VT Money Market -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $  9.987  $  9.878  $  9.785   $    9.873
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $ 9.987  $  9.878  $  9.785  $  9.873   $   10.144
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          5,174   199,617    78,052   106,156    1,326,605
 Period
-------------------------------------------------------------------------------
Putnam VT New
Opportunities - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.381  $ 13.530  $ 14.687   $   15.900
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.381  $ 13.530  $ 14.687  $ 15.900   $   16.987
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of              0    57,917    29,678    28,046       56,689
 Period
-------------------------------------------------------------------------------
Putnam VT New Value -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 11.206  $ 14.610  $ 16.596   $   17.296
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $11.206  $ 14.610  $ 16.596  $ 17.296   $   19.747
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          1,048    58,917    47,472    78,202      342,022
 Period
-------------------------------------------------------------------------------
Putnam VT Research - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.644  $ 13.128  $ 13.896   $   14.361
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.644  $ 13.128  $ 13.896  $ 14.361   $   15.733
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             66    38,525    25,803    22,777       17,578
 Period
-------------------------------------------------------------------------------
Putnam VT The George
Putnam Fund of Boston -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.517  $ 12.113  $ 12.899   $   13.202
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.517  $ 12.113  $ 12.899  $ 13.202   $   14.542
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          4,392   147,503   131,257   148,439      234,261
 Period
-------------------------------------------------------------------------------
Putnam VT Utilities Growth
and Income - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 11.472  $ 14.093  $ 16.864   $   18.020
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $11.472  $ 14.093  $ 16.864  $ 18.020   $   22.529
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of              0    14.092     7,591     6,607       37,029
 Period
-------------------------------------------------------------------------------
Putnam VT Vista - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.374  $ 13.596  $ 15.869   $   17.515
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.374  $ 13.596  $ 15.869  $ 17.515   $   18.177
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             66    32,814    37,929    34,660       43,154
 Period
-------------------------------------------------------------------------------
Putnam VT Voyager - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.111  $ 12.429  $ 12.847   $   13.363
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.111  $ 12.429  $ 12.847  $ 13.363   $   13.866
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          2,714   204,603   232,660   220,448      183,695
 Period
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive
Growth, Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 11.130   $   12.171
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 11.130  $ 12.171   $   12.567
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --    46,225    43,238       40,593
 Period
-------------------------------------------------------------------------------
Van Kampen LIT Comstock,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 11.343   $   11.622
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 11.343  $ 11.622   $   13.273
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --    14,269    47,730      633,111
 Period
-------------------------------------------------------------------------------
Van Kampen LIT Strategic
Growth, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $  9.412  $ 11.767  $ 12.365   $   13.098
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $ 9.412  $ 11.767  $ 12.365  $ 13.098   $   13.229
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            226    49,664    54,076    53,013      171,720
 Period
-------------------------------------------------------------------------------
Van Kampen LIT Growth and
Income, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.655  $ 13.388  $ 15.035   $   16.235
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.655  $ 13.388  $ 15.035  $ 16.235   $   18.530
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          3,194   152,359   119,515   127,047      443,130
 Period
-------------------------------------------------------------------------------
Van Kampen LIT Money
Market, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --  $ 10.000  $ 10.000  $  9.895   $    9.975
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --  $ 10.000  $  9.895  $  9.975   $   10.226
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --         0    66,137   118,151      302,731
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Emerging
Markets Debt, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 11.062  $ 13.908  $ 15.067   $   16.627
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $11.062  $ 13.908  $ 15.067  $ 16.627   $   18.131
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of              0    21,280    16,192    18,091      100,034
 Period
-------------------------------------------------------------------------------

                                 130 PROSPECTUS

Van Kampen UIF Equity and
Income, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 10.967   $   11.589
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.967  $ 11.589   $   12.840
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --    16,162    29,002      280,682
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity
Growth, Class I
Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 10.763   $   12.257
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.763  $ 12.257   $   12.558
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --    24,252    26,735      173,605
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity
Growth, Class II
Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 10.738   $   12.203
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.738  $ 12.203   $   12.468
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --     9,011    10,641      124,471
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Global
Franchise, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --  $ 10.000  $ 10.000  $ 11.098   $   12.230
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --  $ 10.000  $ 11.098  $ 12.230   $   14.625
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --         0    14,221    27,462      272,665
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Mid Cap
Growth, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $   10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --        --        --   $    9.833
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --        --        --       92,016
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Small
Company Growth, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --  $ 10.000  $ 13.593  $ 15.912   $   17.677
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --  $ 13.593  $ 15.912  $ 17.677   $   19.456
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --    20,071    19,130    17,888       35,605
 Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid
Cap Value, Class I
Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 11.306   $   12.497
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 11.306  $ 12.497   $   14.844
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --    58,610    51,537      112,320
 Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid
Cap Value, Class II
Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 10.000  $ 11.300   $   12.472
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,        --        --  $ 11.300  $ 12.472   $   14.805
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of             --        --    14,404    20,338      114,995
 Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real
Estate, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.000  $ 10.703  $ 14.547  $ 19.479   $   22.382
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,   $10.703  $ 14.547  $ 19.479  $ 22.382   $   30.325
 End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          1,077    58,906    58,603    68,172      181,974
 Period
-------------------------------------------------------------------------------


* The Allstate Advisor Plus Contracts were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Contracts on October 14, 2002, except for the except for the Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account and Van Kampen UIF Small Company Growth, Class II Sub-Accounts which were first offered under the Contracts on May 1, 2003, the Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for


                                131  PROSPECTUS
new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.


                                132  PROSPECTUS

ALLSTATE ADVISOR PLUS CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------


For the Years Beginning January 1*
and Ending December 31,
-------------------------------------------------------------------------------
SUB-ACCOUNTS                         2002     2003     2004     2005      2006
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.207
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.397
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.427
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.436
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom Income -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.289
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.686
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.757
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.818
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Growth and Income
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.680  $13.292  $14.336   $14.472
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.292  $14.336  $14.472   $16.477
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      794    1,584    1,014       963
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Income Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.171   $11.069
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.171  $11.069   $12.763
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.501   $10.349
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.501  $10.349   $11.192
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0    7,469     6,505
 of Period
-------------------------------------------------------------------------------

                                 133 PROSPECTUS

FTVIP Franklin Small-Mid Cap Growth
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.801  $15.428  $16.770   $17.137
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $15.428  $16.770  $17.137   $18.164
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.021  $14.453  $17.440   $18.498
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.453  $17.440  $18.498   $21.102
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    5,633    5,461    5,412     4,871
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin U.S. Government -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.190   $10.176
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.190  $10.176   $10.322
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.951
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Shares Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.581  $12.591  $13.829   $14.909
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.591  $13.829  $14.909   $17.211
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      404        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Developing Markets
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.655  $16.748  $20.367   $25.309
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $16.748  $20.367  $25.309   $31.613
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      274      241        34
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities
- Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.359  $13.497  $15.599   $16.759
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.497  $15.599  $16.759   $19.847
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      785      785    3,619     3,197
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Global Income
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.563  $12.792  $14.312   $13.526
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.792  $14.312  $13.526   $14.875
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - All Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.887   $11.355
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.887  $11.355   $12.694
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.339   $10.214
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.339  $10.214   $10.890
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0    3,358     3,659
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth and
Income Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.871   $10.946
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.871  $10.946   $12.518
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth
Opportunities Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.119   $11.344
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.119  $11.344   $11.936
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.102   $11.716
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.102  $11.716   $12.823
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0    4,347     3,504
 of Period
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.319  $12.298  $14.322   $15.640
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.298  $14.322  $15.640   $15.664
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    4,939    4,736    4,663     4,465
 of Period
-------------------------------------------------------------------------------

                                 134 PROSPECTUS

Oppenheimer Balanced/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.085  $12.997  $13.914   $14.067
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.997  $13.914  $14.067   $15.207
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      468      468       469
 of Period
-------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.087   $10.066
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.087  $10.066   $10.300
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA
- Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $12.222  $12.707   $12.994
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.222  $12.707  $12.994   $13.644
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0    1,319    3,573     3,427
 of Period
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.062  $14.128  $16.377   $18.216
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.128  $16.377  $18.216   $20.848
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0      152       140
 of Period
-------------------------------------------------------------------------------
Oppenheimer High Income/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.708  $12.861  $13.636   $13.564
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.861  $13.636  $13.564   $14.448
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    3,096    3,274    3,612     3,461
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.442  $12.540  $13.346   $13.761
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.540  $13.346  $13.761   $15.400
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    2,031    1,958    8,119     6,907
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street Small
Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.692  $14.554  $16.914   $18.096
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.554  $16.914  $18.096   $20.234
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      715    1,046    2,028     1,714
 of Period
-------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.224  $12.046  $12.737   $12.729
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.046  $12.737  $12.729   $13.310
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    4,565    6,173    7,837     8,414
 of Period
-------------------------------------------------------------------------------
Putnam VT Global Asset Allocation -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.730  $12.339  $13.128   $13.695
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.339  $13.128  $13.695   $15.072
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0      750       736
 of Period
-------------------------------------------------------------------------------
Putnam VT Growth and Income - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.971  $13.404  $14.522   $14.902
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.404  $14.522  $14.902   $16.845
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      263      212      179       148
 of Period
-------------------------------------------------------------------------------
Putnam VT Health Sciences - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.213  $11.218  $11.718   $12.935
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.218  $11.718  $12.935   $12.966
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      116       96       80        65
 of Period
-------------------------------------------------------------------------------
Putnam VT High Yield - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.841  $13.245  $14.277   $14.353
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.245  $14.277  $14.353   $15.470
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      391      397       387
 of Period
-------------------------------------------------------------------------------
Putnam VT Income - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.335  $10.364  $10.554   $10.535
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.364  $10.554  $10.535   $10.738
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,290    2,104    7,068     7,270
 of Period
-------------------------------------------------------------------------------
Putnam VT International Equity -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.554  $13.282  $15.049   $16.465
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.282  $15.049  $16.465   $20.507
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --   15,292    8,870    8,551     8,194
 of Period
-------------------------------------------------------------------------------

                                 135 PROSPECTUS

Putnam VT Investors - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.670  $12,894  $14.163   $15.027
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12,894  $14.163  $15.027   $16.696
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Money Market - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.917  $ 9.779  $ 9.598   $ 9.597
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $ 9.779  $ 9.598  $ 9.597   $ 9.770
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,411    3,015    8,670     9,762
 of Period
-------------------------------------------------------------------------------
Putnam VT New Opportunities - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.957  $13.395  $14.408   $15.456
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.395  $14.408  $15.456   $16.362
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT New Value - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.298  $14.464  $16.280   $16.812
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.464  $16.280  $16.812   $19.020
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --   12,046   13,910   15,326    14,500
 of Period
-------------------------------------------------------------------------------
Putnam VT Research - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.819  $12.997  $13.632   $13.960
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.997  $13.632  $13.960   $15.153
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of
Boston - Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.660  $11.992  $12.654   $12.833
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.992  $12.654  $12.833   $14.006
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,563    1,561    2,112     1,869
 of Period
-------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income - Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.455  $13.971  $16.543   $17.516
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.971  $16.543  $17.516   $21.699
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Vista - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.776  $13.460  $15.567   $17.025
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.460  $15.567  $17.025   $17.507
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Voyager - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.557  $12.305  $12.603   $12.989
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.305  $12.603  $12.989   $13.355
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      813      915        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth,
Class II Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.062   $11.986
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.062  $11.986   $12.263
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,030    1,030     1,003
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.274   $11.446
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.274  $11.446   $12.952
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0    2,787     2,016
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.909  $11.650  $12.129   $12.732
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.650  $12.129  $12.732   $12.742
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --   14,005   16,837   15,428    14,773
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.757  $13.254  $14.749   $15.781
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.254  $14.749  $15.781   $17.848
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    2,676    2,467    5,528     4,770
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class
II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $ 9.805   $ 9.793
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $ 9.805  $ 9.793   $ 9.948
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------

                                 136 PROSPECTUS

Van Kampen UIF Emerging Markets
Debt, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $12.265  $13.770  $14.780   $16.162
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.770  $14.780  $16.162   $17.464
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity and Income,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.900   $11.413
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.900  $11.413   $12.530
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
I Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.697   $12.071
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.697  $12.071   $12.254
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    3,557    3,407     3,405
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
II Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.672   $12.018
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.672  $12.018   $12.166
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Global Franchise,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $10.996   $12.007
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $10.996  $12.007   $14.228
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.772
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Small Company
Growth, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $13.510  $15.670   $17.250
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.510  $15.670  $17.250   $18.813
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class I Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.237   $12.307
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.237  $12.307   $14.486
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,038    1,038     1,011
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class II Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.231   $12.282
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.231  $12.282   $14.447
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.357  $14.402  $19.109   $21.756
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.402  $19.109  $21.756   $29.208
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    2,467    2,258    2,395     2,198
 of Period
-------------------------------------------------------------------------------



* The Allstate Advisor Plus Contracts were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Allstate Advisor Plus Contracts with the Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.20%, and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30% on May 1, 2003, except for the Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.30% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as


                                137  PROSPECTUS
automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.


                                138  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------


For the Years Beginning
January 1* and Ending December
31,
                                -----------------------------------------------
SUB-ACCOUNTS                       2002     2003     2004      2005       2006
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $ 10.270
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --     58,931
 End of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $ 10.462
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --     22,865
 End of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $ 10.491
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --          0
 End of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $ 10.500
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --      4,936
 End of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom Income -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $ 10.352
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --      2,423
 End of Period
-------------------------------------------------------------------------------
Fidelity VIP Growth Stock -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $  9.746
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --          0
 End of Period
-------------------------------------------------------------------------------
Fidelity VIP Index 500 -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $ 10.824
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --     22,952
 End of Period
-------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $  9.879
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --      9,989
 End of Period
-------------------------------------------------------------------------------
FTVIP Franklin Growth and
Income Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.853  $13.425  $ 14.614   $ 14.888
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.853  $13.425  $14.614  $ 14.888   $ 17.107
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,     1,895   31,028   68,823    79,315     84,562
 End of Period
-------------------------------------------------------------------------------
FTVIP Franklin Income
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 11.240   $ 11.240
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $11.240  $ 11.240   $ 13.079
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --   22,636   258,448    488,323
 End of Period
-------------------------------------------------------------------------------
FTVIP Franklin Large Cap
Growth Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 10.525   $ 10.468
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $10.525  $ 10.468   $ 11.425
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    1,153   106,672    209,179
 End of Period
-------------------------------------------------------------------------------

                                 138 PROSPECTUS

FTVIP Franklin Small-Mid Cap
Growth Securities - Class 2
Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $11.538  $15.583  $ 17.095   $ 17.630
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $11.538  $15.583  $17.095  $ 17.630   $ 18.858
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    2,120    1,457     1,685      1,833
 End of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $11.228  $14.599  $ 17.778   $ 19.031
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $11.228  $14.599  $17.778  $ 19.031   $ 21.909
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   17,710   32,091    56,409     67,453
 End of Period
-------------------------------------------------------------------------------
FTVIP Franklin U.S. Government
- Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 10.253   $ 10.333
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $10.253  $ 10.333   $ 10.577
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    4,788    36,809     69,659
 End of Period
-------------------------------------------------------------------------------
FTVIP Mutual Discovery
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $ 11.019
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --     28,256
 End of Period
-------------------------------------------------------------------------------
FTVIP Mutual Shares Securities
- Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.327  $12.718  $ 14.097   $ 15.338
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.327  $12.718  $14.097  $ 15.338   $ 17.869
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   51,247   89,468   195,874    248,012
 End of Period
-------------------------------------------------------------------------------
FTVIP Templeton Developing
Markets Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $11.236  $16.917  $ 20.762   $ 26.037
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $11.236  $16.917  $20.762  $ 26.037   $ 32.822
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    4,338   10,936    24,121     33,128
 End of Period
-------------------------------------------------------------------------------
FTVIP Templeton Foreign
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.477  $13.633  $ 15.902   $ 17.241
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.477  $13.633  $15.902  $ 17.241   $ 20.606
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   10,738   24,545   131,380    214,900
 End of Period
-------------------------------------------------------------------------------
FTVIP Templeton Global Income
Securities - Class 2
Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.723  $12.920  $ 14.589   $ 13.916
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.723  $12.920  $14.589  $ 13.916   $ 15.444
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,     1,921    1,995    2,561     2,729      2,751
 End of Period
-------------------------------------------------------------------------------
Lord Abbett Series - All Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 10.912   $ 11.485
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $10.912  $ 11.485   $ 12.958
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    2,680    19,434     33,197
 End of Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Bond-Debenture Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 10.363   $ 10.332
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $10.363  $ 10.332   $ 11.116
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    1,954    64,927    124,486
 End of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth
and Income Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 10.896   $ 11.072
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $10.896  $ 11.072   $ 12.778
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    7,786    66,461     96,277
 End of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth
Opportunities Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 11.144   $ 11.475
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $11.144  $ 11.475   $ 12.184
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       86     6,838     31,720
 End of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap
Value Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 11.127   $ 11.851
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $11.127  $ 11.851   $ 13.090
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    2,907    88,785    113,220
 End of Period
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.063  $12.422  $ 14.600   $ 16.090
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.063  $12.422  $14.600  $ 16.090   $ 16.263
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    8,483   22,403    30,987     40,565
 End of Period
-------------------------------------------------------------------------------

                                 140 PROSPECTUS

Oppenheimer Balanced/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.699  $13.128  $ 14.184   $ 14.472
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.699  $13.128  $14.184  $ 14.472   $ 15.789
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   14,806   25,039    40,359     46,580
 End of Period
-------------------------------------------------------------------------------
Oppenheimer Core Bond/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 10.110   $ 10.182
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $10.110  $ 10.182   $ 10.515
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    1,900    19,950    131,838
 End of Period
-------------------------------------------------------------------------------
Oppenheimer Capital
Appreciation/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --  $10.000  $12.298  $ 12.903   $ 13.316
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --  $12.298  $12.903  $ 13.316   $ 14.111
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --   16,293   62,821   119,313    148,739
 End of Period
-------------------------------------------------------------------------------
Oppenheimer Global
Securities/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.150  $14.270  $ 16.695   $ 18.740
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.150  $14.270  $16.695  $ 18.740   $ 21.645
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    4,146   18,071    21,315     21,514
 End of Period
-------------------------------------------------------------------------------
Oppenheimer High Income/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.663  $12.991  $ 13.901   $ 13.955
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.663  $12.991  $13.901  $ 13.955   $ 15.000
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   11.846   41,186    48,901     61,033
 End of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA
- Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.179  $12.666  $ 13.604   $ 14.157
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.179  $12.666  $13.604  $ 14.157   $ 15.989
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,     1,945   26,782   59,125   140,753    202,184
 End of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street Small
Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.356  $14.701  $ 17.242   $ 18.617
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.356  $14.701  $17.242  $ 18.617   $ 21.007
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   14,941   25,485    41,748     54,905
 End of Period
-------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA
- Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.553  $12.168  $ 12.984   $ 13.095
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.553  $12.168  $12.984  $ 13.095   $ 13.820
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,     1,928   41,097   77,772   191,974    247,776
 End of Period
-------------------------------------------------------------------------------
Putnam VT Global Asset
Allocation - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.390  $12.464  $ 13.383   $ 14.089
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.390  $12.464  $13.383  $ 14.089   $ 15.649
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    8,988   14,779    22,697     33,202
 End of Period
-------------------------------------------------------------------------------
Putnam VT Growth and Income -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.800  $14.093  $ 14.804   $ 15.331
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.800  $14.093  $14.804  $ 15.331   $ 17.489
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    2,112   49,986    53,041     51,557
 End of Period
-------------------------------------------------------------------------------
Putnam VT Health Sciences -
Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $ 9.726  $11.331  $ 11.945   $ 13.308
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $ 9.726  $11.331  $11.945  $ 13.308   $ 13.462
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0      978    1,958     2,147      2,250
 End of Period
-------------------------------------------------------------------------------
Putnam VT High Yield - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.743  $13.378  $ 14.554   $ 14.766
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.743  $13.378  $14.554  $ 14.766   $ 16.062
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   20,709   39,241    58,158     84,296
 End of Period
-------------------------------------------------------------------------------
Putnam VT Income - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.187  $10.469  $ 10.759   $ 10.838
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.187  $10.469  $10.759  $ 10.838   $ 11.149
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   33,742   65,425   153,673    278,298
 End of Period
-------------------------------------------------------------------------------
Putnam VT International Equity
- Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.606  $13.416  $ 15.341   $ 16.939
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.606  $13.416  $15.341  $ 16.939   $ 21.291
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   16,560   23,536    34,205     56,149
 End of Period
-------------------------------------------------------------------------------
                                 141 PROSPECTUS


Putnam VT Investors - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.409  $13.024  $ 14.437   $ 15.460
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.409  $13.024  $14.437  $ 15.460   $ 17.334
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    4,222    5,134    14,206     28,439
 End of Period
-------------------------------------------------------------------------------
Putnam VT Money Market - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $ 9.987  $ 9.878  $  9.785   $  9.873
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $ 9.987  $ 9.878  $ 9.785  $  9.873   $ 10.144
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    3,503   25,745   132,095    212,468
 End of Period
-------------------------------------------------------------------------------
Putnam VT New Opportunities -
Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.381  $13.530  $ 14.687   $ 15.900
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.381  $13.530  $14.687  $ 15.900   $ 16.987
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    4,646    4,607     4,534      4,578
 End of Period
-------------------------------------------------------------------------------
Putnam VT New Value - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $11.206  $14.610  $ 16.596   $ 17.296
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $11.206  $14.610  $16.596  $ 17.296   $ 19.747
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    3,413    9,332    52,908     83,473
 End of Period
-------------------------------------------------------------------------------
Putnam VT Research - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.644  $13.128  $ 13.896   $ 14.361
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.644  $13.128  $13.896  $ 14.361   $ 15.733
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    2,239    4,387     4,597      4,443
 End of Period
-------------------------------------------------------------------------------
Putnam VT The George Putnam
Fund of Boston - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.517  $12.113  $ 12.899   $ 13.202
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.517  $12.113  $12.899  $ 13.202   $ 14.542
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   24,540   64,309    58,344     72,048
 End of Period
-------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income - Class IB Sub-Account
(2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $11.472  $14.093  $ 16.864   $ 18.020
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $11.472  $14.093  $16.864  $ 18.020   $ 22.529
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    2,112    5,170     5,057      4,787
 End of Period
-------------------------------------------------------------------------------
Putnam VT Vista - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.374  $13.596  $ 15.869   $ 17.515
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.374  $13.596  $15.869  $ 17.515   $ 18.177
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    9,417   15,619    12,925      9,150
 End of Period
-------------------------------------------------------------------------------
Putnam VT Voyager - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.111  $12.429  $ 12.847   $ 13.363
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.111  $12.429  $12.847  $ 13.363   $ 13.866
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   44,440   54,946    71,627     70,383
 End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive
Growth, Class II Sub-Account
(3)
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 11.130   $ 12.171
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $11.130  $ 12.171   $ 12.567
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    5,000     9,550      7,898
 End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class
II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 11.343   $ 11.622
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $11.343  $ 11.622   $ 13.273
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --   29,089   104,771    162,673
 End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Strategic
Growth, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $ 9.412  $11.767  $ 12.365   $ 13.098
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $ 9.412  $11.767  $12.365  $ 13.098   $ 13.229
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    4,800   16,427    35,171     43,766
 End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Growth and
Income, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.655  $13.388  $ 15.035   $ 16.235
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.655  $13.388  $15.035  $ 16.235   $ 18.530
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   16,041   55,062    97,713    121,276
 End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Money Market,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --  $10.000  $10.000  $  9.895   $  9.975
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --  $10.000  $ 9.895  $  9.975   $ 10.226
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --        0   23,867    76,491     55,566
 End of Period
-------------------------------------------------------------------------------

                                 142 PROSPECTUS

Van Kampen UIF Emerging
Markets Debt, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $11.062  $13.908  $ 15.067   $ 16.627
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $11.062  $13.908  $15.067  $ 16.627   $ 18.131
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0    2,511    7,583    20,297     24,735
 End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity and
Income, Class II Sub-Account
(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 10.967   $ 11.589
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $10.967  $ 11.589   $ 12.840
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --   40,892    82,180    139,142
 End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth,
Class I Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 10.763   $ 12.257
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $10.763  $ 12.257   $ 12.558
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    7,291     6,860      5,209
 End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth,
Class II Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 10.738   $ 12.203
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $10.738  $ 12.203   $ 12.468
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --    4,141     5,702      8,295
 End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Global
Franchise, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --  $10.000  $10.000  $ 11.098   $ 12.230
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --  $10.000  $11.098  $ 12.230   $ 14.625
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --        0   20,294    67,795    126,365
 End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --       --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --       --        --   $  9.833
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --       --        --     33,087
 End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Small Company
Growth, Class II Sub-Account
(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --  $10.000  $13.593  $ 15.912   $ 17.677
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --  $13.593  $15.912  $ 17.677   $ 19.456
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --    1,742    8,905    12,996     11,922
 End of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap
Value, Class I Sub-Account
(4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 11.306   $ 12.497
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $11.306  $ 12.497   $ 14.844
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --   17,454    18,097     17,725
 End of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap
Value, Class II Sub-Account
(4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,            --       --  $10.000  $ 11.300   $ 12.472
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End        --       --  $11.300  $ 12.472   $ 14.805
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,        --       --   18,683    23,225     40,335
 End of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real
Estate, Class II Sub-Account
(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,       $10.000  $10.703  $14.547  $ 19.479   $ 22.382
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End   $10.703  $14.547  $19.479  $ 22.382   $ 30.325
 of Period
-------------------------------------------------------------------------------
 Number of Units Outstanding,         0   10,341   25,715    34,738     37,755
 End of Period
-------------------------------------------------------------------------------



* The Allstate Advisor Preferred Contracts with 5 Year Withdrawal Charge Option were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Contracts on October 14, 2002, except for the Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account and Van Kampen UIF Small Company Growth, Class II Sub-Accounts which were first offered under the Contracts on May 1, 2003, the Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government
- Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account,Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as


                                143  PROSPECTUS
automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.


                                144  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------


For the Years Beginning January 1*
and Ending December 31,
                                     ------------------------------------------
SUB-ACCOUNTS                         2002     2003     2004     2005      2006
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.207
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.397
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.427
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.436
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom Income -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.289
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.686
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.757
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.818
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Growth and Income
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.680  $13.292  $14.336   $14.472
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.292  $14.336  $14.472   $16.477
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Income Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.171   $11.069
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.171  $11.069   $12.763
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------

                                 145 PROSPECTUS

FTVIP Franklin Large Cap Growth
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.501   $10.349
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.501  $10.349   $11.192
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0       40        40
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.801  $15.428  $16.770   $17.137
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $15.428  $16.770  $17.137   $18.164
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.021  $14.453  $17.440   $18.498
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.453  $17.440  $18.498   $21.102
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin U.S. Government -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.190   $10.176
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.190  $10.176   $10.322
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --  $ 0.000   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --  $ 0.000   $10.951
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Shares Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.581  $12.591  $13.829   $14.909
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.591  $13.829  $14.909   $17.211
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0       552
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Developing Markets
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.655  $16.748  $20.367   $25.309
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $16.748  $20.367  $25.309   $31.613
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities
- Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.359  $13.497  $15.599   $16.759
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.497  $15.599  $16.759   $19.847
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0       281
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Global Income
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.563  $12.792  $14.312   $13.526
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.792  $14.312  $13.526   $14.875
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - All Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.887   $11.355
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.887  $11.355   $12.694
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.339   $10.214
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.339  $10.214   $10.890
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth and
Income Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.871   $10.946
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.871  $10.946   $12.518
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth
Opportunities Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.119   $11.344
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.119  $11.344   $11.936
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.102   $11.716
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.102  $11.716   $12.823
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------

                                 146 PROSPECTUS

Oppenheimer MidCap/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.319  $12.298  $14.322   $15.640
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.298  $14.322  $15.640   $15.664
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.085  $12.997  $13.914   $14.067
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.997  $13.914  $14.067   $15.207
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.087   $10.066
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.087  $10.066   $10.300
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA
- Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $12.222  $12.707   $12.994
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.222  $12.707  $12.994   $13.644
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.062  $14.128  $16.377   $18.216
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.128  $16.377  $18.216   $20.848
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer High Income/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.708  $12.861  $13.636   $13.564
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.861  $13.636  $13.564   $14.448
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.442  $12.540  $13.346   $13.761
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.540  $13.346  $13.761   $15.400
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End              370      498      525        29
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street Small
Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.692  $14.554  $16.914   $18.096
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.554  $16.914  $18.096   $20.234
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      321      428      213       211
 of Period
-------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.224  $12.046  $12.737   $12.729
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.046  $12.737  $12.729   $13.310
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Global Asset Allocation -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.730  $12.339  $13.128   $13.695
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.339  $13.128  $13.695   $15.072
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Growth and Income - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.971  $13.404  $14.522   $14.902
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.404  $14.522  $14.902   $16.845
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Health Sciences - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.213  $11.218  $11.718   $12.935
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.218  $11.718  $12.935   $12.966
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT High Yield - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.841  $13.245  $14.277   $14.353
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.245  $14.277  $14.353   $15.470
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Income - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.335  $10.364  $10.554   $10.535
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.364  $10.554  $10.535   $10.738
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------

                                 147 PROSPECTUS

Putnam VT International Equity -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.554  $13.282  $15.049   $16.465
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.282  $15.049  $16.465   $20.507
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Investors - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.670  $12.894  $14.163   $15.027
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.894  $14.163  $15.027   $16.696
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Money Market - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.917  $ 9.779  $ 9.598   $ 9.597
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $ 9.779  $ 9.598  $ 9.597   $ 9.770
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT New Opportunities - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.957  $13.395  $14.408   $15.456
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.395  $14.408  $15.456   $16.362
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT New Value - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.298  $14.464  $16.280   $16.812
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.464  $16.280  $16.812   $19.020
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Research - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.819  $12.997  $13.632   $13.960
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.997  $13.632  $13.960   $15.153
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      356      481      478         0
 of Period
-------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of
Boston - Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.660  $11.992  $12.654   $12.833
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.992  $12.654  $12.833   $14.006
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income - Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.623  $13.975  $16.543   $17.516
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.975  $16.543  $17.516   $21.699
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Vista - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.776  $13.460  $15.567   $17.025
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.460  $15.567  $17.025   $17.507
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Voyager - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.557  $12.305  $12.603   $12.989
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.305  $12.603  $12.989   $13.355
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth,
Class II Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.062   $11.986
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.062  $11.986   $12.263
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.274   $11.446
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.274  $11.446   $12.952
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.909  $11.650  $12.129   $12.732
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.650  $12.129  $12.732   $12.742
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.757  $13.254  $14.749   $15.781
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.254  $14.749  $15.781   $17.848
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      354      476      499       625
 of Period
-------------------------------------------------------------------------------

                                 148 PROSPECTUS

Van Kampen LIT Money Market, Class
II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $ 9.805   $ 9.793
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $ 9.805  $ 9.793   $ 9.948
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets
Debt, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $12.265  $13.770  $14.780   $16.162
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.770  $14.780  $16.162   $17.464
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity and Income,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.900   $11.413
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.900  $11.413   $12.530
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
I Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.697   $12.071
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.697  $12.071   $12.254
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0      688       857
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
II Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.672   $12.018
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.672  $12.018   $12.166
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Global Franchise,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $10.996   $12.007
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $10.996  $12.007   $14.228
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --  $ 0.000   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --  $ 0.000   $ 9.772
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Small Company
Growth, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $13.510  $15.670   $17.250
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.510  $15.670  $17.250   $18.813
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0       211
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class I Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.237   $12.307
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.237  $12.307   $14.486
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --      629      313       311
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class II Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.231   $12.282
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.231  $12.282   $14.447
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.357  $14.402  $19.109   $21.756
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.402  $19.109  $21.756   $29.208
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------



* The Allstate Advisor Preferred Contracts with 5 Year Withdrawal Charge Option were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Allstate Advisor Preferred Contracts with 5 Year Withdrawal Charge Option and with the Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.20%, and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30% on May 1, 2003, except for the Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account,Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen


                                149  PROSPECTUS

UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.30% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.


                                150  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------


For the Years Beginning
January 1* and Ending
December 31,
-------------------------------------------------------------------------------
SUB-ACCOUNTS                 2002      2003      2004        2005         2006
-------------------------------------------------------------------------------
Fidelity VIP
Contrafund(R)  - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $   10.263
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --      414,282
 Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom
2010 - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $   10.454
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --      130,383
 Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom
2020 - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $   10.484
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --       36,399
 Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom
2030 - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $   10.493
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --       42,087
 Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom
Income - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $   10.345
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --        9,730
 Period
-------------------------------------------------------------------------------
Fidelity VIP Growth
Stock - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $    9.739
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --        7,984
 Period
-------------------------------------------------------------------------------
Fidelity VIP Index 500 -
Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $   10.816
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --       37,450
 Period
-------------------------------------------------------------------------------
Fidelity VIP Mid Cap -
Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $    9.872
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --       94,755
 Period
-------------------------------------------------------------------------------
FTVIP Franklin Growth
and Income Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.851  $ 13.409  $   14.582   $   14.840
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.851  $ 13.409  $ 14.582  $   14.840   $   17.034
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          347   117,457   236,098     310,781      302,687
 Period
-------------------------------------------------------------------------------
FTVIP Franklin Income
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   11.233   $   11.221
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 11.233  $   11.221   $   13.044
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    66,922   1,005,366    2,122,022
 Period
-------------------------------------------------------------------------------
FTVIP Franklin Large Cap
Growth Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   10.523   $   10.455
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 10.523  $   10.455   $   11.399
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --     2,116     378,307      825,544
 Period
-------------------------------------------------------------------------------

                                 151 PROSPECTUS

FTVIP Franklin Small-Mid
Cap Growth Securities -
Class 2 Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 11.535  $ 15.564  $   17.057   $   17.572
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $11.535  $ 15.564  $ 17.057  $   17.572   $   18.778
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          434     4,327     3,941       8,813        7,164
 Period
-------------------------------------------------------------------------------
FTVIP Franklin Small Cap
Value Securities - Class
2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 11.225  $ 14.581  $   17.739   $   18.969
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $11.225  $ 14.581  $ 17.739  $   18.969   $   21.816
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          860   101,030   168,475     285,208      356,890
 Period
-------------------------------------------------------------------------------
FTVIP Franklin U.S.
Government - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   10.246   $   10.315
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 10.246  $   10.315   $   10.549
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    42,893     136,448      257,214
 Period
-------------------------------------------------------------------------------
FTVIP Mutual Discovery
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $   11.011
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --      320,169
 Period
-------------------------------------------------------------------------------
FTVIP Mutual Shares
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.324  $ 12.703  $   14.065   $   15.288
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.324  $ 12.703  $ 14.065  $   15.288   $   17.793
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        2,174   148,918   358,905     688,072    1,079,337
 Period
-------------------------------------------------------------------------------
FTVIP Templeton
Developing Markets
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 11.233  $ 16.896  $   20.715   $   25.952
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $11.233  $ 16.896  $ 20.715  $   25.952   $   32.682
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    54,196    85,691     122,683      166,538
 Period
-------------------------------------------------------------------------------
FTVIP Templeton Foreign
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.475  $ 13.616  $   15.866   $   17.185
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.475  $ 13.616  $ 15.866  $   17.185   $   20.518
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          640    53,801   104,501     354,268      733,746
 Period
-------------------------------------------------------------------------------
FTVIP Templeton Global
Income Securities -
Class 2 Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.721  $ 12.905  $   14.556   $   13.871
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.721  $ 12.905  $ 14.556  $   13.871   $   15.378
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          135    12,812     4,209       5,030        5,249
 Period
-------------------------------------------------------------------------------
Lord Abbett Series - All
Value Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   10.909   $   11.471
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 10.909  $   11.471   $   12.929
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --     1,724      75,627      147,228
 Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Bond-Debenture
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   10.360   $   10.319
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 10.360  $   10.319   $   11.091
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --     3,670     188,567      388,338
 Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Growth and Income
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   10.893   $   11.057
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 10.893  $   11.057   $   12.749
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    11,058     149,184      311,007
 Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Growth Opportunities
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   11.141   $   11.460
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 11.141  $   11.460   $   12.156
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --     2,150      37,104      134,749
 Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Mid-Cap Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   11.124   $   11.836
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 11.124  $   11.836   $   13.060
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    16.166     431,792      720,550
 Period
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA -
Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.060  $ 12.406  $   14.567   $   16.038
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.060  $ 12.406  $ 14.567  $   16.038   $   16.193
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    22,549    68,809     102,358      132,006
 Period
-------------------------------------------------------------------------------

                                 152 PROSPECTUS

Oppenheimer Balanced/VA
- Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.696  $ 13.112  $   14.152   $   14.425
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.696  $ 13.112  $ 14.152  $   14.425   $   15.722
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    73,942   124,555     184,065      190,342
 Period
-------------------------------------------------------------------------------
Oppenheimer Core Bond/VA
- Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   10.108   $   10.169
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 10.108  $   10.169   $   10.491
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --       274      55,948      456,364
 Period
-------------------------------------------------------------------------------
Oppenheimer Capital
Appreciation/VA -
Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --  $ 10.000  $ 12.289  $   12.881   $   13.280
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --  $ 12.289  $ 12.881  $   13.280   $   14.059
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --    45,608   124,466     313,104      394,571
 Period
-------------------------------------------------------------------------------
Oppenheimer Global
Securities/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.148  $ 14.253  $   16.657   $   18.679
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.148  $ 14.253  $ 16.657  $   18.679   $   21.553
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    38,933    62,907      59,949       90,930
 Period
-------------------------------------------------------------------------------
Oppenheimer High
Income/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.661  $ 12.975  $   13.869   $   13.909
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.661  $ 12.975  $ 13.869  $   13.909   $   14.936
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          508    81,371   165,436     197,061      160,880
 Period
-------------------------------------------------------------------------------
Oppenheimer Main
Street(R)/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.177  $ 12.650  $   13.574   $   14.111
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.177  $ 12.650  $ 13.574  $   14.111   $   15.921
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        1,007    83,324   196,103     446,470      653,766
 Period
-------------------------------------------------------------------------------
Oppenheimer Main Street
Small Cap(R)/VA -
Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.354  $ 14.682  $   17.203   $   18.556
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.354  $ 14.682  $ 17.203  $   18.556   $   20.918
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          745    58,798   106,502     180,178      260,535
 Period
-------------------------------------------------------------------------------
Oppenheimer Strategic
Bond/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.551  $ 12.153  $   12.955   $   13.052
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.551  $ 12.153  $ 12.955  $   13.052   $   13.761
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0   261,984   475,970     837,415      941,030
 Period
-------------------------------------------------------------------------------
Putnam VT Global Asset
Allocation - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.388  $ 12.448  $   13.353   $   14.043
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.388  $ 12.448  $ 13.353  $   14.043   $   15.582
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    12,054    35,146     132,476      172,913
 Period
-------------------------------------------------------------------------------
Putnam VT Growth and
Income - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.798  $ 14.075  $   14.771   $   15.281
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.798  $ 14.075  $ 14.771  $   15.281   $   17.414
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        1,666    15,549   186,092     223,540      189,319
 Period
-------------------------------------------------------------------------------
Putnam VT Health
Sciences - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $  9.724  $ 11.317  $   11.919   $   13.264
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $ 9.724  $ 11.317  $ 11.919  $   13.264   $   13.405
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    24,389    34,838      31,655       24,547
 Period
-------------------------------------------------------------------------------
Putnam VT High Yield -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.741  $ 13.362  $   14.521   $   14.718
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.741  $ 13.362  $ 14.521  $   14.718   $   15.993
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        1,550   114,140   182,596     293,917      301,544
 Period
-------------------------------------------------------------------------------
Putnam VT Income - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.185  $ 10.456  $   10.735   $   10.803
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.185  $ 10.456  $ 10.735  $   10.803   $   11.101
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        1,811   155,621   329,460     676,821      914,327
 Period
-------------------------------------------------------------------------------
Putnam VT International
Equity - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.604  $ 13.399  $   15.306   $   16.884
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.604  $ 13.399  $ 15.306  $   16.884   $   21.200
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          319    50,972    72,525     136,789      208,019
 Period
-------------------------------------------------------------------------------

                                 153 PROSPECTUS

Putnam VT Investors -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.407  $ 13.008  $   14.405   $   15.409
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.407  $ 13.008  $ 14.405  $   15.409   $   17.260
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          150    41,343    41,743      60,847       59,846
 Period
-------------------------------------------------------------------------------
Putnam VT Money Market -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $  9.985  $  9.865  $    9.763   $    9.841
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $ 9.985  $  9.865  $  9.763  $    9.841   $   10.100
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0   652,592   641,522     952,353    1,202,292
 Period
-------------------------------------------------------------------------------
Putnam VT New
Opportunities - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.379  $ 13.513  $   14.654   $   15.849
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.379  $ 13.513  $ 14.654  $   15.849   $   16.915
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        1,640    20,679    33,167      32,056       20,031
 Period
-------------------------------------------------------------------------------
Putnam VT New Value -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 11.204  $ 14.592  $   16.559   $   17.239
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $11.204  $ 14.592  $ 16.559  $   17.239   $   19.663
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          424    48,650    96,870     252,139      343,255
 Period
-------------------------------------------------------------------------------
Putnam VT Research -
Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.642  $ 13.112  $   13.865   $   14.315
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.642  $ 13.112  $ 13.865  $   14.315   $   15.665
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0     7,152    14,354      14,048       13,472
 Period
-------------------------------------------------------------------------------
Putnam VT The George
Putnam Fund of Boston -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.515  $ 12.098  $   12.870   $   13.159
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.515  $ 12.098  $ 12.870  $   13.159   $   14.480
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        2,030    79,093   157,776     218,982      184,184
 Period
-------------------------------------------------------------------------------
Putnam VT Utilities
Growth and Income -
Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 11.470  $ 14.075  $   16.826   $   17.961
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $11.470  $ 14.075  $ 16.826  $   17.961   $   22.432
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    15,549    25,933      23,337       18,945
 Period
-------------------------------------------------------------------------------
Putnam VT Vista - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.372  $ 13.579  $   15.833   $   17.458
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.372  $ 13.579  $ 15.833  $   17.458   $   18.099
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of        2,547    50,687    82,701      64,526       58,064
 Period
-------------------------------------------------------------------------------
Putnam VT Voyager -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.109  $ 12.414  $   12.818   $   13.320
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.109  $ 12.414  $ 12.818  $   13.320   $   13.807
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of          617   153,342   248,311     317,126      316,832
 Period
-------------------------------------------------------------------------------
Van Kampen LIT
Aggressive Growth, Class
II Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   11.122   $   12.150
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 11.122  $   12.150   $   12.533
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    49,268      62,073       45,545
 Period
-------------------------------------------------------------------------------
Van Kampen LIT Comstock,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   11.336   $   11.603
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 11.336  $   11.603   $   13.237
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    53,964     402,711      647,016
 Period
-------------------------------------------------------------------------------
Van Kampen LIT Strategic
Growth, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $  9.410  $ 11.753  $   12.337   $   13.056
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $ 9.410  $ 11.753  $ 12.337  $   13.056   $   13.172
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    31,986    49,070      81,791       88,072
 Period
-------------------------------------------------------------------------------
Van Kampen LIT Growth
and Income, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.653  $ 13.371  $   15.002   $   16.182
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.653  $ 13.371  $ 15.002  $   16.182   $   18.451
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    74,198   146,747     296,595      387,496
 Period
-------------------------------------------------------------------------------
Van Kampen LIT Money
Market, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --  $ 10.000  $ 10.000  $    9.885   $    9.955
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --  $ 10.000  $  9.885  $    9.955   $   10.195
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --         0    95,428     276,059      280,454
 Period
-------------------------------------------------------------------------------

                                 154 PROSPECTUS

Van Kampen UIF Emerging
Markets Debt, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 11.059  $ 13.891  $   15.033   $   16.573
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $11.059  $ 13.891  $ 15.033  $   16.573   $   18.054
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    12,459    61,335      87,995      103,578
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity
and Income, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   10.959   $   11.570
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 10.959  $   11.570   $   12.805
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    70,540     222,716      415,319
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity
Growth, Class I
Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   10.756   $   12.236
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 10.756  $   12.236   $   12.524
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    63,467      57,712       44,233
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity
Growth, Class II
Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   10.731   $   12.183
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 10.731  $   12.183   $   12.434
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    41,130      39,564       34,463
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Global
Franchise, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --  $ 10.000  $ 10.000  $   11.086   $   12.205
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --  $ 10.000  $ 11.086  $   12.205   $   14.580
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --         0    36,213     306,837      671,532
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Mid Cap
Growth, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --        --          --   $   10.000
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --        --          --   $    9.826
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --        --          --      151,344
 Period
-------------------------------------------------------------------------------
Van Kampen UIF Small
Company Growth, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --  $ 10.000  $ 13.584  $   15.885   $   17.630
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --  $ 13.584  $ 15.885  $   17.630   $   19.384
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --    13,341    33,746      45,386       35,762
 Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid
Cap Value, Class I
Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   11.299   $   12.476
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 11.299  $   12.476   $   14.804
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --   104,318     113,259       85,256
 Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid
Cap Value, Class II
Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of           --        --  $ 10.000  $   11.292   $   12.451
 Period
-------------------------------------------------------------------------------
 Accumulation Unit             --        --  $ 11.292  $   12.451   $   14.765
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of           --        --    33,745      71,563      150,213
 Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real
Estate, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit
 Value, Beginning of      $10.000  $ 10.701  $ 14.529  $   19.436   $   22.309
 Period
-------------------------------------------------------------------------------
 Accumulation Unit        $10.701  $ 14.529  $ 19.436  $   22.309   $   30.195
 Value, End of Period
-------------------------------------------------------------------------------
 Number of Units
 Outstanding, End of            0    19,376   121,865     275,668      378,389
 Period
-------------------------------------------------------------------------------



* The Allstate Advisor Preferred Contracts with 3 Year Withdrawal Charge Option were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Contracts on October 14, 2002, except for the Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account and Van Kampen UIF Small Company Growth, Class II Sub-Accounts which were first offered under the Contracts on May 1, 2003, the Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government
- Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as


                                155  PROSPECTUS
automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.




                                156  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------


For the Years Beginning January 1*
and Ending December 31,
                                     ------------------------------------------
SUB-ACCOUNTS                         2002     2003     2004     2005      2006
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.200
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.390
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.420
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.428
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom Income -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.281
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.680
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.750
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.811
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Growth and Income
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.675  $13.275  $14.304   $14.424
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.275  $14.304  $14.424   $16.406
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      544    1,424    1,453       423
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Income Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.164   $11.050
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.164  $11.050   $12.728
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0      467       508
 of Period
-------------------------------------------------------------------------------

                                 157 PROSPECTUS

FTVIP Franklin Large Cap Growth
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.499   $10.336
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.499  $10.336   $11.166
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.794  $15.409  $16.732   $17.080
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $15.409  $16.732  $17.080   $18.085
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.014  $14.435  $17.401   $18.438
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.435  $17.401  $18.438   $21.012
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    4,865    5,390    5,354       873
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin U.S. Government -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.183   $10.158
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.183  $10.158   $10.294
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.943
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Shares Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.575  $12.576  $13.797   $14.860
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.576  $13.797  $14.860   $17.137
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    3,040    4,637    4,937     1,078
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Developing Markets
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.648  $16.727  $20.321   $25.226
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $16.727  $20.321  $25.226   $31.477
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,444    1,931    1,763       324
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities
- Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.354  $13.480  $15.564   $16.704
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.480  $15.564  $16.704   $19.762
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0       512
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Global Income
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.557  $12.776  $14.279   $13.482
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.776  $14.279  $13.482   $14.811
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - All Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.884   $11.340
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.884  $11.340   $12.665
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0      318       344
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.336   $10.201
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.336  $10.201   $10.865
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0      170       185
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth and
Income Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.868   $10.932
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.868  $10.932   $12.489
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0      324     1,925
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth
Opportunities Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.116   $11.330
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.116  $11.330   $11.908
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.099   $11.701
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.099  $11.701   $12.793
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0      307     1,834
 of Period
-------------------------------------------------------------------------------

                                 158 PROSPECTUS

Oppenheimer MidCap/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.314  $12.283  $14.289   $15.589
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.283  $14.289  $15.589   $15.596
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.079  $12.981  $13.883   $14.021
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.981  $13.883  $14.021   $15.142
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      212      526       300
 of Period
-------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.084   $10.053
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.084  $10.053   $10.277
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA
- Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $12.214  $12.685   $12.958
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.214  $12.685  $12.958   $13.593
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      995    2,545    2,564       896
 of Period
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.056  $14.111  $16.340   $18.156
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.111  $16.340  $18.156   $20.759
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer High Income/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.702  $12.845  $13.605   $13.520
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.845  $13.605  $13.520   $14.385
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      612    1,545       895
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.436  $12.524  $13.315   $13.716
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.524  $13.315  $13.716   $15.334
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End            6,474    7,620    7,865     1,003
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street Small
Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.686  $14.536  $16.875   $18.037
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.536  $16.875  $18.037   $20.146
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      487      802      772       346
 of Period
-------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.218  $11.218  $12.708   $12.687
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.031  $12.708  $12.687   $13.253
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0    1,731    2,773     2,387
 of Period
-------------------------------------------------------------------------------
Putnam VT Global Asset Allocation -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.724  $12.324  $13.098   $13.650
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.324  $13.098  $13.650   $15.007
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    6,221    9,245    9,405       202
 of Period
-------------------------------------------------------------------------------
Putnam VT Growth and Income - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.965  $13.387  $14.490   $14.853
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.387  $14.490  $14.853   $16.772
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    7,904    8,998    9,101       738
 of Period
-------------------------------------------------------------------------------
Putnam VT Health Sciences - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.207  $11.204  $11.691   $12.893
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.204  $11.691  $12.893   $12.910
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT High Yield - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.835  $13.228  $14.244   $14.306
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.228  $14.244  $14.306   $15.403
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      686    1,015       295
 of Period
-------------------------------------------------------------------------------
Putnam VT Income - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.329  $10.351  $10.530   $10.500
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.351  $10.530  $10.500   $10.692
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0    1,298    1,361     1,743
 of Period
-------------------------------------------------------------------------------

                                 159 PROSPECTUS

Putnam VT International Equity -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.548  $13.265  $15.015   $16.411
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.265  $15.015  $16.411   $20.419
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    3,566    4,094    4,031         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Investors - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.664  $12.878  $14.131   $14.978
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.878  $14.131  $14.978   $16.624
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Money Market - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.911  $ 9.767  $ 9.576   $ 9.565
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $ 9.767  $ 9.576  $ 9.565   $ 9.728
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0    1,427    1,494         0
 of Period
-------------------------------------------------------------------------------
Putnam VT New Opportunities - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.951  $13.378  $14.375   $15.405
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.378  $14.375  $15.405   $16.291
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,010      937      885       859
 of Period
-------------------------------------------------------------------------------
Putnam VT New Value - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.292  $14.446  $16.244   $16.757
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.446  $16.244  $16.757   $18.938
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      421      426         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Research - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.813  $12.981  $13.601   $13.914
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.981  $13.601  $13.914   $15.088
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of
Boston - Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.654  $11.977  $12.625   $12.791
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.977  $12.625  $12.791   $13.946
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      427      712    1,171       820
 of Period
-------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income - Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.616  $13.935  $16.506   $17.459
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.935  $16.506  $17.459   $21.606
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Vista - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.770  $13.443  $15.532   $16.969
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.443  $15.532  $16.969   $17.432
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    3,822    4,339    4,183     1,376
 of Period
-------------------------------------------------------------------------------
Putnam VT Voyager - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.551  $12.290  $12.574   $12.947
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.290  $12.574  $12.947   $13.298
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    8,426   10.138   10,159     2,422
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth,
Class II Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.054   $11.965
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.054  $11.965   $12.230
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    4,384    4,325       562
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.266   $11.426
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.266  $11.426   $12.917
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.903  $11.635  $12.102   $12.690
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.635  $12.102  $12.690   $12.687
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,920    2,937    2,926         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.751  $13.238  $14.716   $15.729
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.238  $14.716  $15.729   $17.771
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      938      804      752       699
 of Period
-------------------------------------------------------------------------------

                                 160 PROSPECTUS

Van Kampen LIT Money Market, Class
II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $ 9.794   $ 9.773
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $ 9.794  $ 9.773   $ 9.918
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0    1,001    2,515     1,527
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets
Debt, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $12.258  $13.752  $14.746   $16.109
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.752  $14.746  $16.109   $17.388
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      166      381       772
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity and Income,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.892   $11.394
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.892  $11.394   $12.496
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
I Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.690   $12.050
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.690  $12.050   $12.221
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --      478      422       433
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
II Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.665   $11.998
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.665  $11.998   $12.133
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,922    1,786         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Global Franchise,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $10.985   $11.983
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $10.985  $11.983   $14.184
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.766
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Small Company
Growth, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $13.501  $15.644   $17.203
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.501  $15.644  $17.203   $18.742
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0       941
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class I Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.229   $12.286
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.229  $12.286   $14.446
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,052      975       861
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class II Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.223   $12.261
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.223  $12.261   $14.408
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.351  $14.384  $19.066   $21.685
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.384  $19.066  $21.685   $29.083
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      129      283       498
 of Period
-------------------------------------------------------------------------------


* The Allstate Advisor Preferred Contracts with the 3 Year Withdrawal Charge Option were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Allstate Advisor Preferred Contracts with the Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.20%, and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30% on May 1, 2003, except for the Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account and Van Kampen UIF Small Company Growth, Class II Sub-Accounts which were first offered under the Contracts on May 1, 2003, the Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2


                                161  PROSPECTUS

Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.40% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.


                                162  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------


For the Years Beginning
January 1* and Ending
December 31,
                              -------------------------------------------------
SUB-ACCOUNTS                     2002      2003      2004      2005       2006
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)
 - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.256
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --    101,761
 Outstanding, End of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.447
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --          0
 Outstanding, End of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.477
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --      1,372
 Outstanding, End of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.486
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --          0
 Outstanding, End of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom Income
- Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.338
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --          0
 Outstanding, End of Period
-------------------------------------------------------------------------------
Fidelity VIP Growth Stock -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $  9.733
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --      6,172
 Outstanding, End of Period
-------------------------------------------------------------------------------
Fidelity VIP Index 500 -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.809
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --      1,419
 Outstanding, End of Period
-------------------------------------------------------------------------------
Fidelity VIP Mid Cap -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $  9.865
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --      9,107
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Franklin Growth and
Income Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.849  $ 13.392  $ 14.549   $ 14.791
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.849  $ 13.392  $ 14.549  $ 14.791   $ 16.961
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0    23,469    42,275    60,071     48,538
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Franklin Income
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 11.225   $ 11.202
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 11.225  $ 11.202   $ 13.008
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --    33,355   174,991    300,594
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Franklin Large Cap
Growth Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 10.520   $ 10.442
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.520  $ 10.442   $ 11.373
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --     1,205   104,302    133,393
 Outstanding, End of Period
-------------------------------------------------------------------------------

                                 163 PROSPECTUS

FTVIP Franklin Small-Mid Cap
Growth Securities - Class 2
Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 11.533  $ 15.545  $ 17.018   $ 17.515
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $11.533  $ 15.545  $ 17.018  $ 17.515   $ 18.698
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0         0         0         0          0
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small Cap
Value Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 11.223  $ 14.563  $ 17.699   $ 18.907
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $11.223  $ 14.563  $ 17.699  $ 18.907   $ 21.723
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     7,677    14,403    38,744     31,855
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Franklin U.S.
Government - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 10.239   $ 10.298
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.239  $ 10.298   $ 10.520
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --     7,924    84,783     90,463
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Mutual Discovery
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 11.004
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --     40,999
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Mutual Shares
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.322  $ 12.687  $ 14.034   $ 15.238
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.322  $ 12.687  $ 14.034  $ 15.238   $ 17.717
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0    13,840    35,124    96,633    119,196
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Templeton Developing
Markets Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 11.231  $ 16.875  $ 20.668   $ 25.867
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $11.231  $ 16.875  $ 20.668  $ 25.867   $ 32.542
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     3,012     8,722    18,080     17,441
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Templeton Foreign
Securities - Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.473  $ 13.599  $ 15.830   $ 17.129
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.473  $ 13.599  $ 15.830  $ 17.129   $ 20.431
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     7,819    25,595    72,793     81,328
 Outstanding, End of Period
-------------------------------------------------------------------------------
FTVIP Templeton Global
Income Securities - Class 2
Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.719  $ 12.889  $ 14.524   $ 13.825
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.719  $ 12.889  $ 14.524  $ 13.825   $ 15.313
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0         0         0         0          0
 Outstanding, End of Period
-------------------------------------------------------------------------------
Lord Abbett Series - All
Value Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 10.906   $ 11.456
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.906  $ 11.456   $ 12.899
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --     2,629     8,148     21,461
 Outstanding, End of Period
-------------------------------------------------------------------------------
Lord Abbett Series -
Bond-Debenture Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 10.357   $ 10.305
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.357  $ 10.305   $ 11.066
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --       494    43,664    133,264
 Outstanding, End of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth
and Income Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 10.891   $ 11.043
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.891  $ 11.043   $ 12.720
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --     4,338    52,475     72,238
 Outstanding, End of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth
Opportunities Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 11.139   $ 11.446
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 11.139  $ 11.446   $ 12.129
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --         0    15,159     25,731
 Outstanding, End of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap
Value Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 11.122   $ 11.821
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 11.122  $ 11.821   $ 13.030
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --     4,630    79,110     79,065
 Outstanding, End of Period
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.058  $ 12.391  $ 14.534   $ 15.986
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.058  $ 12.391  $ 14.534  $ 15.986   $ 16.124
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     5,954    15,708    22,636     30,216
 Outstanding, End of Period
-------------------------------------------------------------------------------

                                 164 PROSPECTUS

Oppenheimer Balanced/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.694  $ 13.095  $ 14.121   $ 14.378
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.694  $ 13.095  $ 14.121  $ 14.378   $ 15.654
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     7,233    19,314    17,516     16,614
 Outstanding, End of Period
-------------------------------------------------------------------------------
Oppenheimer Core Bond/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 10.105   $ 10.156
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.105  $ 10.156   $ 10.467
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --     1,761    21,259     56,610
 Outstanding, End of Period
-------------------------------------------------------------------------------
Oppenheimer Capital
Appreciation/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --  $ 10.000  $ 12.281  $ 12.859   $ 13.244
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --  $ 12.281  $ 12.859  $ 13.244   $ 14.006
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --    19,650   139,232   113,526    109,153
 Outstanding, End of Period
-------------------------------------------------------------------------------
Oppenheimer Global
Securities/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.146  $ 14.235  $ 16.620   $ 18.618
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.146  $ 14.235  $ 16.620  $ 18.618   $ 21.461
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     3,483    69,433    13,925     30,533
 Outstanding, End of Period
-------------------------------------------------------------------------------
Oppenheimer High Income/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.659  $ 12.959  $ 13.838   $ 13.864
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.659  $ 12.959  $ 13.838  $ 13.864   $ 14.873
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0    14,596    24,084    34,147     29,168
 Outstanding, End of Period
-------------------------------------------------------------------------------
Oppenheimer Main
Street(R)/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.175  $ 12.635  $ 13.543   $ 14.065
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.175  $ 12.635  $ 13.543  $ 14.065   $ 15.853
 End of Period
-------------------------------------------------------------------------------
 Number of Units                3,180    20,820    44,796   136,243    129,358
 Outstanding, End of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street
Small Cap(R)/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.351  $ 14.664  $ 17.164   $ 18.496
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.351  $ 14.664  $ 17.164  $ 18.496   $ 20.828
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     7,755    16,016    42,092     43,420
 Outstanding, End of Period
-------------------------------------------------------------------------------
Oppenheimer Strategic
Bond/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.549  $ 12.138  $ 12.926   $ 13.010
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.549  $ 12.138  $ 12.926  $ 13.010   $ 13.702
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0    36,470    76,890   181,853    176,737
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT Global Asset
Allocation - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.386  $ 12.433  $ 13.323   $ 13.997
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.386  $ 12.433  $ 13.323  $ 13.997   $ 15.515
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0         0       373    19,300     50,392
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT Growth and Income
- Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.796  $ 13.506  $ 14.738   $ 15.231
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.796  $ 13.506  $ 14.738  $ 15.231   $ 17.340
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0    13,936    20,681    29,879     36,373
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT Health Sciences -
Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $  9.722  $ 11.303  $ 11.892   $ 13.221
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $ 9.722  $ 11.303  $ 11.892  $ 13.221   $ 13.348
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     1,277     1,832     1,747      1,825
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT High Yield - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.738  $ 13.345  $ 14.488   $ 14.670
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.738  $ 13.345  $ 14.488  $ 14.670   $ 15.925
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0   363,012    53,015    49,391     43,697
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT Income - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.183  $ 10.443  $ 10.711   $ 10.768
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.183  $ 10.443  $ 10.711  $ 10.768   $ 11.054
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0   163,346    94,571   149,423    159,430
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT International
Equity - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.602  $ 13.383  $ 15.272   $ 16.829
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.602  $ 13.383  $ 15.272  $ 16.829   $ 21.110
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0   228,069   171,334    53,857     54,094
 Outstanding, End of Period
-------------------------------------------------------------------------------

                                 165 PROSPECTUS

Putnam VT Investors - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.405  $ 12.992  $ 14.373   $ 15.359
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.405  $ 12.992  $ 14.373  $ 15.359   $ 17.187
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     5,187     4,353     4,774     54,996
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT Money Market -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $  9.983  $  9.853  $  9.741   $  9.809
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $ 9.983  $  9.853  $  9.741  $  9.809   $ 10.057
 End of Period
-------------------------------------------------------------------------------
 Number of Units                4,006   776,190   571,779   283,085    213,854
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT New Opportunities
- Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.377  $ 13.497  $ 14.621   $ 15.797
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.377  $ 13.497  $ 14.621  $ 15.797   $ 16.843
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     3,291     3,402       233        234
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT New Value - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 11.202  $ 14.574  $ 16.522   $ 17.183
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $11.202  $ 14.574  $ 16.522  $ 17.183   $ 19.579
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     6,517    18,620    71,713     74,753
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT Research - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.640  $ 13.096  $ 13.834   $ 14.268
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.640  $ 13.096  $ 13.834  $ 14.268   $ 15.599
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     5,620     6,279     1,616      1,566
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT The George Putnam
Fund of Boston - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.512  $ 12.083  $ 12.841   $ 13.117
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.512  $ 12.083  $ 12.841  $ 13.117   $ 14.418
 End of Period
-------------------------------------------------------------------------------
 Number of Units                3,141    17,937    19,997    34,620     30,252
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT Utilities Growth
and Income - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 11.467  $ 14.058  $ 16.789   $ 17.903
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $11.467  $ 14.058  $ 16.789  $ 17.903   $ 22.337
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     3,216     3,706     3,557      3,442
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT Vista - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.370  $ 13.562  $ 15.798   $ 17.401
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.370  $ 13.562  $ 15.798  $ 17.401   $ 18.022
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     2,975     2,606     2,301      3,112
 Outstanding, End of Period
-------------------------------------------------------------------------------
Putnam VT Voyager - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.107  $ 12.398  $ 12.789   $ 13.276
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.107  $ 12.398  $ 12.789  $ 13.276   $ 13.748
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0    27,311    27,234    34,981     33,560
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive
Growth, Class II Sub-Account
(3)
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 11.115   $ 12.129
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 11.115  $ 12.129   $ 12.499
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --     6,523     6,398      2,041
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Comstock,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 11.328   $ 11.583
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 11.328  $ 11.583   $ 13.202
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --    35,103   103,444     96,241
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Strategic
Growth, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $  9.408  $ 13.874  $ 12.309   $ 13.013
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $ 9.408  $ 13.874  $ 12.309  $ 13.013   $ 13.116
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0         0    22,487    17,612     16,490
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Growth and
Income, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.650  $ 13.355  $ 14.968   $ 16.129
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.650  $ 13.355  $ 14.968  $ 16.129   $ 18.372
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0    36,801    81,112   100,032     88,795
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen LIT Money Market,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --  $ 10.000  $ 10.000  $  9.875   $  9.934
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --  $ 10.000  $  9.875  $  9.934   $ 10.164
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --         0   113,071   251,605    133,457
 Outstanding, End of Period
-------------------------------------------------------------------------------

                                 166 PROSPECTUS

Van Kampen UIF Emerging
Markets Debt, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 11.057  $ 13.874  $ 14.999   $ 16.519
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $11.057  $ 13.874  $ 14.999  $ 16.519   $ 17.977
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0         0     6,120    10,110     14,849
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity and
Income, Class II Sub-Account
(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 10.952   $ 11.550
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.952  $ 11.550   $ 12.771
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --    12,560    29,686     72,485
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity
Growth, Class I Sub-Account
(4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 10.749   $ 12.215
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.749  $ 12.215   $ 12.490
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --    18,791    16,554     10,996
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity
Growth, Class II Sub-Account
(4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 10.723   $ 12.162
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.723  $ 12.162   $ 12.400
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --    10,867    12,616     13,657
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Global
Franchise, Class II
Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --  $ 10.000  $ 10.000  $ 11.075   $ 12.180
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --  $ 10.000  $ 11.075  $ 12.180   $ 14.536
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --         0    24,900    47,188    101,345
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Mid Cap
Growth, Class II Sub-Account
(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $ 10.000
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --        --        --   $  9.820
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --        --        --     22,302
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen UIF Small Company
Growth, Class II Sub-Account
(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --  $ 10.000  $ 13.575  $ 15.858   $ 17.582
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --  $ 13.575  $ 15.858  $ 17.582   $ 19.312
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --       504     1,901     1,861      5,220
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap
Value, Class I Sub-Account
(4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 11.291   $ 12.455
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 11.291  $ 12.455   $ 14.764
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --     9,030    11,341      5,289
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap
Value, Class II Sub-Account
(4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 10.000  $ 11.284   $ 12.429
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,          --        --  $ 11.284  $ 12.429   $ 14.725
 End of Period
-------------------------------------------------------------------------------
 Number of Units                   --        --     3,401    11,785     12,220
 Outstanding, End of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real
Estate, Class II Sub-Account
(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.000  $ 10.698  $ 14.511  $ 19.392   $ 22.236
 Beginning of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value,     $10.698  $ 14.511  $ 19.392  $ 22.236   $ 30.066
 End of Period
-------------------------------------------------------------------------------
 Number of Units                    0     6,427    23,013    24,523     29,901
 Outstanding, End of Period
-------------------------------------------------------------------------------



* The Allstate Advisor Preferred Contracts with No Withdrawal Charge Option were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Contracts on October 14, 2002, except for the Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account and Van Kampen UIF Small Company Growth, Class II Sub-Accounts which were first offered under the Contracts on May 1, 2003, the Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government
- Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account,Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.60% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as


                                167  PROSPECTUS
automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.






                                168  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------


For the Years Beginning January 1*
and Ending December 31,
                                     ------------------------------------------
SUB-ACCOUNTS                         2002     2003     2004     2005      2006
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.193
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.383
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.412
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.421
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Freedom Income -
Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.274
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.673
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.742
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.804
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Growth and Income
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.669  $13.259  $14.271   $14.377
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.259  $14.271  $14.377   $16.335
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      576      539      540       497
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Income Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.156   $11.031
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.156  $11.031   $12.693
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------

                                 169 PROSPECTUS

FTVIP Franklin Large Cap Growth
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.496   $10.323
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.496  $10.323   $11.140
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.788  $15.390  $16.694   $17.024
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $15.390  $16.694  $17.024   $18.007
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.008  $14.417  $17.361   $18.377
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.417  $17.361  $18.377   $20.921
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      722      641      630       622
 of Period
-------------------------------------------------------------------------------
FTVIP Franklin U.S. Government -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.176   $10.141
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.176  $10.141   $10.265
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,084    1,084     1,084
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $10.936
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
FTVIP Mutual Shares Securities -
Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.569  $12.560  $13.766   $14.811
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.560  $13.766  $14.811   $17.063
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,429    1,378    1,332     1,250
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Developing Markets
Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.642  $16.706  $20.275   $25.143
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $16.706  $20.275  $25.143   $31.342
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities
- Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.348  $13.463  $15.528   $16.649
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.463  $15.528  $16.649   $19.677
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      608      608       608
 of Period
-------------------------------------------------------------------------------
FTVIP Templeton Global Income
Securities - Class 2 Sub-Account
(1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.550  $12.760  $14.247   $13.438
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.760  $14.247  $13.438   $14.747
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - All Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.881   $11.326
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.881  $11.326   $12.636
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.334   $10.188
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.334  $10.188   $10.840
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth and
Income Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.866   $10.918
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.866  $10.918   $12.460
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Growth
Opportunities Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.113   $11.315
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.113  $11.315   $11.881
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.096   $11.686
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.096  $11.686   $12.764
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------

                                 170 PROSPECTUS

Oppenheimer MidCap/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.308  $12.267  $14.257   $15.538
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.267  $14.257  $15.538   $15.529
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.073  $12.964  $13.851   $13.975
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.964  $13.851  $13.975   $15.077
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service
Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.082   $10.040
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.082  $10.040   $10.253
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA
- Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $12.206  $12.663   $12.923
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.206  $12.663  $12.923   $13.542
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,456    1,465    1,481     1,540
 of Period
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.051  $14.093  $16.303   $18.097
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.093  $16.303  $18.097   $20.669
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer High Income/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.695  $12.829  $13.574   $13.475
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.829  $13.574  $13.475   $14.324
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.431  $12.508  $13.285   $13.671
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.508  $13.285  $13.671   $15.268
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End            1,423    2,527    2,532     2,503
 of Period
-------------------------------------------------------------------------------
Oppenheimer Main Street Small
Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.680  $14.518  $16.837   $17.977
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.518  $16.837  $17.977   $20.060
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA -
Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.212  $12.016  $12.679   $12.645
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.016  $12.679  $12.645   $13.196
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       57       56       56        56
 of Period
-------------------------------------------------------------------------------
Putnam VT Global Asset Allocation -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.717  $12.309  $13.069   $13.605
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.309  $13.069  $13.605   $14.943
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Growth and Income - Class
IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.958  $13.370  $14.457   $14.804
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.370  $14.457  $14.804   $16.700
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,360    2,340    2,355     2,315
 of Period
-------------------------------------------------------------------------------
Putnam VT Health Sciences - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.201  $11.190  $11.665   $12.850
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.190  $11.665  $12.850   $12.855
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT High Yield - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.828  $13.212  $14.212   $14.259
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.212  $14.212  $14.259   $15.337
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Income - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.324  $10.338  $10.506   $10.466
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.338  $10.506  $10.466   $10.645
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------

                                 171 PROSPECTUS

Putnam VT International Equity -
Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.542  $13.249  $14.981   $16.357
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.249  $14.981  $16.357   $20.331
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Investors - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.658  $12.862  $14.098   $14.929
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.862  $14.098  $14.929   $16.552
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Money Market - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.906  $ 9.755  $ 9.555   $ 9.534
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $ 9.755  $ 9.555  $ 9.534   $ 9.686
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT New Opportunities - Class
IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.944  $13.362  $14.343   $15.354
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.362  $14.343  $15.354   $16.221
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,492    1,502    1,449     1,490
 of Period
-------------------------------------------------------------------------------
Putnam VT New Value - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.285  $14.429  $16.207   $16.701
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.429  $16.207  $16.701   $18.856
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT Research - Class IB
Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.807  $12.965  $13.570   $13.868
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.965  $13.570  $13.868   $15.023
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of
Boston - Class IB Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.649  $11.963  $12.596   $12.749
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.963  $12.596  $12.749   $13.886
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      911      960       982
 of Period
-------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income - Class IB Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.450  $13.937  $16.469   $17.401
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.937  $16.469  $17.401   $21.512
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0       44       41        35
 of Period
-------------------------------------------------------------------------------
Putnam VT Vista - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.764  $13.427  $15.497   $16.913
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.427  $15.497  $16.913   $17.357
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --      736      728      691       744
 of Period
-------------------------------------------------------------------------------
Putnam VT Voyager - Class IB
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.545  $12.274  $12.545   $12.904
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $12.274  $12.545  $12.904   $13.240
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,630    1,697    1,709     1,830
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth,
Class II Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.047   $11.945
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.047  $11.945   $12.197
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.258   $11.407
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.258  $11.407   $12.882
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $ 9.898  $11.621  $12.075   $12.648
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $11.621  $12.075  $12.648   $12.632
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income,
Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.754  $13.221  $14.683   $15.677
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.221  $14.683  $15.677   $17.694
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --    1,365    1,280    1,227     1,195
 of Period
-------------------------------------------------------------------------------

                                 172 PROSPECTUS

Van Kampen LIT Money Market, Class
II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $ 9.784   $ 9.753
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $ 9.784  $ 9.753   $ 9.887
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets
Debt, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $12.251  $13.735  $14.713   $16.056
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.735  $14.713  $16.056   $17.313
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity and Income,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.885   $11.374
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.885  $11.374   $12.461
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
I Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.683   $12.029
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.683  $12.029   $12.187
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,685    1,541     1,643
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class
II Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $10.657   $11.977
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $10.657  $11.977   $12.100
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Global Franchise,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $10.000  $10.974   $11.958
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $10.000  $10.974  $11.958   $14.141
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --       --       --   $10.000
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --       --       --   $ 9.759
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --       --       --         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF Small Company
Growth, Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $10.000  $13.492  $15.617   $17.156
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $13.492  $15.617  $17.156   $18.672
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class I Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.222   $12.265
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.222  $12.265   $14.407
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --    1,693    1,587     1,479
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value,
Class II Sub-Account (4)(5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --       --  $10.000  $11.215   $12.240
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --       --  $11.215  $12.240   $14.369
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --       --        0        0         0
 of Period
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate,
Class II Sub-Account (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning    --  $11.344  $14.366  $19.022   $21.613
 of Period
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of       --  $14.366  $19.022  $21.613   $28.957
 Period
-------------------------------------------------------------------------------
 Number of Units Outstanding, End      --        0      510      510       510
 of Period
-------------------------------------------------------------------------------


* The Allstate Advisor Preferred Contracts with No Withdrawal Charge Option were first offered on October 14, 2002. All of the Variable Sub-Accounts shown above were first offered under the Allstate Advisor Preferred Contracts with No Withdrawal Charge Option and with the Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.20%, and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30% on May 1, 2003, except for the Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account, and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Accounts, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - All Value Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account and Van Kampen


                                173  PROSPECTUS

UIF Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.50% and an administrative expense charge of 0.19%.

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Income Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income - Class IB Sub-Accounts are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006 the Van Kampen LIT Aggressive Growth Portfolio, Class II is no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, protfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5) The Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class II Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004 may only invest in the Variable Sub-Accounts that invest in the Van Kampen UIF Equity Growth, Class I Sub-Account and the Van Kampen UIF U.S. Mid Cap Value, Class I Sub-Account.




                                174  PROSPECTUS

THE ALLSTATE VARIABLE ANNUITIES
(ALLSTATE VARIABLE ANNUITY,
ALLSTATE VARIABLE ANNUITY - L SHARE)

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142
MAILING ADDRESS: P.O. BOX 80469, LINCOLN, NE 68501-0469
TELEPHONE NUMBER: 1-800-654-2397
FAX NUMBER: 1-866-628-1006                        PROSPECTUS DATED MAY 1, 2007
 -------------------------------------------------------------------------------
Allstate Life Insurance Company ("ALLSTATE LIFE") has offered the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):


.. ALLSTATE VARIABLE ANNUITY
.. ALLSTATE VARIABLE ANNUITY - L SHARE


This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. These Contracts are no longer offered for new sales.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 47* variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following funds ("FUNDS"):

MORGAN STANLEY VARIABLE INVESTMENT SERIES                      FIDELITY(R) VARIABLE INSURANCE
 (CLASS Y)                                                      PRODUCTS
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS II SHARES)       (SERVICE CLASS 2)
VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)                    FRANKLIN TEMPLETON VARIABLE INSURANCE
AIM VARIABLE INSURANCE FUNDS (SERIES II)                        PRODUCTS TRUST (CLASS 2)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS   GOLDMAN SACHS VARIABLE INSURANCE TRUST
 B)                                                            PIMCO VARIABLE INSURANCE TRUST
                                                               PUTNAM VARIABLE TRUST (CLASS IB)


*Up to 17 additional Variable Sub-Accounts may be available depending on the date you purchased your Contract. Please see page 44 for information about Variable Sub-Account or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your Morgan Stanley Financial Advisor for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

WE (Allstate Life) have filed a Statement of Additional Information, dated May 1, 2007, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 91 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.


                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
  IMPORTANT     HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
   NOTICES      FEDERAL CRIME.

                INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                INCLUDING POSSIBLE LOSS OF PRINCIPAL.





                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                        PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                                       3
--------------------------------------------------------------------------------
  Overview of Contracts                                                 5
--------------------------------------------------------------------------------
  The Contracts at a Glance                                             6
--------------------------------------------------------------------------------
  How the Contracts Work                                                11
--------------------------------------------------------------------------------
  Expense Table                                                         12
--------------------------------------------------------------------------------
  Financial Information                                                 17
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contracts                                                         17
--------------------------------------------------------------------------------
  Purchases                                                             20
--------------------------------------------------------------------------------
  Contract Value                                                        20
--------------------------------------------------------------------------------
  Investment Alternatives                                               44
--------------------------------------------------------------------------------
     The Variable Sub-Accounts                                          44
--------------------------------------------------------------------------------
     The Fixed Account Options                                          51
--------------------------------------------------------------------------------
     Transfers                                                          54
--------------------------------------------------------------------------------
  Expenses                                                              57
--------------------------------------------------------------------------------
  Access to Your Money                                                  63
--------------------------------------------------------------------------------
  Income Payments                                                       64
--------------------------------------------------------------------------------
  Death Benefits                                                        72
--------------------------------------------------------------------------------

                                                                        PAGE

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information                                                      80
--------------------------------------------------------------------------------
  Taxes                                                                 83
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                                    90
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                   91
--------------------------------------------------------------------------------
APPENDIX A - CONTRACT COMPARISON CHART                                  92
--------------------------------------------------------------------------------
APPENDIX B - MARKET VALUE ADJUSTMENT                                    93
--------------------------------------------------------------------------------
APPENDIX C - EXAMPLE OF CALCULATION OF INCOME PROTECTION
BENEFIT                                                                 95
--------------------------------------------------------------------------------
APPENDIX D- WITHDRAWAL ADJUSTMENT EXAMPLE-INCOME
BENEFITS                                                                96
--------------------------------------------------------------------------------
APPENDIX E- WITHDRAWAL ADJUSTMENT EXAMPLE-DEATH BENEFITS                97
--------------------------------------------------------------------------------
APPENDIX F- CALCULATION OF EARNINGS PROTECTION DEATH
BENEFIT                                                                 98
--------------------------------------------------------------------------------
APPENDIX G- WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION
BENEFIT                                                                 101
--------------------------------------------------------------------------------
APPENDIX H- SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES   102
--------------------------------------------------------------------------------
APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION
EXAMPLES                                                                104
--------------------------------------------------------------------------------
APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION
EXAMPLES                                                                107
--------------------------------------------------------------------------------
APPENDIX K- ACCUMULATION UNIT VALUES                                    111
--------------------------------------------------------------------------------


                                 2  PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                        PAGE

--------------------------------------------------------------------------------
AB Factor                                                               22
--------------------------------------------------------------------------------
Accumulation Benefit                                                    22
--------------------------------------------------------------------------------
Accumulation Phase                                                      11
--------------------------------------------------------------------------------
Accumulation Unit                                                       20
--------------------------------------------------------------------------------
Accumulation Unit Value                                                 21
--------------------------------------------------------------------------------
Allstate Life ("We")                                                    80
--------------------------------------------------------------------------------
Annuitant                                                               18
--------------------------------------------------------------------------------
Automatic Additions Program                                             20
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                                 57
--------------------------------------------------------------------------------
Beneficiary                                                             19
--------------------------------------------------------------------------------
Benefit Base (for the TrueReturn Accumulation Benefit Option)           22
--------------------------------------------------------------------------------
Benefit Base (for the SureIncome Withdrawal Benefit Option)             31
--------------------------------------------------------------------------------
Benefit Base (for the SureIncome Plus Withdrawal Benefit Option)        34
--------------------------------------------------------------------------------
Benefit Base (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 38
--------------------------------------------------------------------------------
Benefit Payment (for the SureIncome Withdrawal Benefit Option)          30
--------------------------------------------------------------------------------
Benefit Payment (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 34
--------------------------------------------------------------------------------
Benefit Payment (for the SureIncome For Life Withdrawal Benefit Option) 37
--------------------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Withdrawal Benefit
Option)                                                                 30
--------------------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 34
--------------------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 37
--------------------------------------------------------------------------------
Benefit Year (for the SureIncome Withdrawal Benefit Option)             30
--------------------------------------------------------------------------------
Benefit Year (for the SureIncome Plus Withdrawal Benefit Option)        33
--------------------------------------------------------------------------------
Benefit Year (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 36
--------------------------------------------------------------------------------
Co-Annuitant                                                            18
--------------------------------------------------------------------------------
*Contract                                                               81
--------------------------------------------------------------------------------
Contract Anniversary                                                    7
--------------------------------------------------------------------------------
Contract Owner ("You")                                                  17
--------------------------------------------------------------------------------
Contract Value                                                          8
--------------------------------------------------------------------------------
Contract Year                                                           8
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                           56
--------------------------------------------------------------------------------
Due Proof of Death                                                      73
--------------------------------------------------------------------------------
Earnings Protection Death Benefit Option                                74
--------------------------------------------------------------------------------
Enhanced Beneficiary Protection (Annual Increase) Option                74
--------------------------------------------------------------------------------
Excess of Earnings Withdrawal                                           75
--------------------------------------------------------------------------------
Fixed Account Options                                                   51
--------------------------------------------------------------------------------
Free Withdrawal Amount                                                  61
--------------------------------------------------------------------------------
Funds                                                                   1
--------------------------------------------------------------------------------

                                                                        PAGE

--------------------------------------------------------------------------------
Guarantee Option                                                        22
--------------------------------------------------------------------------------
Guarantee Period Accounts                                               52
--------------------------------------------------------------------------------
Income Base                                                             8
--------------------------------------------------------------------------------
Income Plan                                                             64
--------------------------------------------------------------------------------
Income Protection Benefit Option                                        67
--------------------------------------------------------------------------------
In-Force Earnings                                                       75
--------------------------------------------------------------------------------
In-Force Premium                                                        75
--------------------------------------------------------------------------------
Investment Alternatives                                                 44
--------------------------------------------------------------------------------
IRA Contract                                                            8
--------------------------------------------------------------------------------
Issue Date                                                              11
--------------------------------------------------------------------------------
Market Value Adjustment                                                 53
--------------------------------------------------------------------------------
Maximum Anniversary Value (MAV) Death Benefit Option                    73
--------------------------------------------------------------------------------
Payout Phase                                                            11
--------------------------------------------------------------------------------
Payout Start Date                                                       64
--------------------------------------------------------------------------------
Payout Withdrawal                                                       66
--------------------------------------------------------------------------------
Portfolios                                                              81
--------------------------------------------------------------------------------
Qualified Contract                                                      78
--------------------------------------------------------------------------------
Retirement Income Guarantee Options                                     70
--------------------------------------------------------------------------------
Return of Premium ("ROP") Death Benefit                                 10
--------------------------------------------------------------------------------
Rider Anniversary                                                       21
--------------------------------------------------------------------------------
Rider Application Date                                                  7
--------------------------------------------------------------------------------
Rider Date (for the TrueReturn Accumulation Benefit Option)             21
--------------------------------------------------------------------------------
Rider Date (for the SureIncome Withdrawal Benefit Option)               30
--------------------------------------------------------------------------------
Rider Date (for the SureIncome Plus Withdrawal Benefit Option)          33
--------------------------------------------------------------------------------
Rider Date (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 37
--------------------------------------------------------------------------------
Rider Fee (for the TrueReturn Accumulation Benefit Option)              7
--------------------------------------------------------------------------------
Rider Fee (for the SureIncome Withdrawal Benefit Option)                7
--------------------------------------------------------------------------------
Rider Fee (for the SureIncome Plus Withdrawal Benefit Option)           7
--------------------------------------------------------------------------------
Rider Fee (for the SureIncome For Life Withdrawal Benefit Option)       7
--------------------------------------------------------------------------------
Rider Fee Percentage                                                    7
--------------------------------------------------------------------------------
Rider Maturity Date                                                     21
--------------------------------------------------------------------------------
Rider Period                                                            21
--------------------------------------------------------------------------------
Rider Trade-In Option (for the TrueReturn Accumulation Benefit Option)  28
--------------------------------------------------------------------------------
Rider Trade-In Option (for the SureIncome Withdrawal Benefit Option)    32
--------------------------------------------------------------------------------
Right to Cancel                                                         20
--------------------------------------------------------------------------------
SEC                                                                     1
--------------------------------------------------------------------------------
Settlement Value                                                        73
--------------------------------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option                        18
--------------------------------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual
Retirement Accounts                                                     18
--------------------------------------------------------------------------------


                                 3  PROSPECTUS

--------------------------------------------------------------------------------
Standard Fixed Account Option                                           51
--------------------------------------------------------------------------------
SureIncome Covered Life                                                 36
--------------------------------------------------------------------------------
SureIncome Option Fee                                                   7
--------------------------------------------------------------------------------
SureIncome Plus Option                                                  7
--------------------------------------------------------------------------------
SureIncome Plus Option Fee                                              7
--------------------------------------------------------------------------------
SureIncome Plus Withdrawal Benefit Option                               33
--------------------------------------------------------------------------------
SureIncome For Life Option                                              7
--------------------------------------------------------------------------------
SureIncome For Life Option Fee                                          7
--------------------------------------------------------------------------------
SureIncome For Life Withdrawal Benefit Option                           36
--------------------------------------------------------------------------------
SureIncome ROP Death Benefit                                            10
--------------------------------------------------------------------------------
SureIncome Withdrawal Benefit Option                                    29
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                           63
--------------------------------------------------------------------------------
Tax Qualified Contract                                                  86
--------------------------------------------------------------------------------
Transfer Period Accounts                                                23
--------------------------------------------------------------------------------
Trial Examination Period                                                20
--------------------------------------------------------------------------------
TrueBalance/SM/ Asset Allocation Program                                49
--------------------------------------------------------------------------------
TrueReturn/SM/ Accumulation Benefit Option                              21
--------------------------------------------------------------------------------
Valuation Date                                                          20
--------------------------------------------------------------------------------
Variable Account                                                        80
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Variable Sub-Account                                                    44
--------------------------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome Withdrawal Benefit
Option)                                                                 30
--------------------------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 33
--------------------------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome for Life Withdrawal Benefit
Option)                                                                 37
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome Withdrawal Benefit
Option)                                                                 31
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 35
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome for Life Withdrawal Benefit
Option)                                                                 36
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome Withdrawal Benefit
Option)                                                                 31
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 35
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome for Life Withdrawal
Benefit Option)                                                         39
--------------------------------------------------------------------------------
Withdrawal Benefit Option                                               29
--------------------------------------------------------------------------------
Withdrawal Benefit Option Fee                                           59
--------------------------------------------------------------------------------


* In certain states a Contract was available only as a group Contract. If you purchased a group Contract, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.


                                 4  PROSPECTUS

OVERVIEW OF CONTRACTS
--------------------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

.. The ALLSTATE VARIABLE ANNUITY CONTRACT has a mortality and expense risk charge of 1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

.. The ALLSTATE VARIABLE ANNUITY - L SHARE CONTRACT has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period.

Other differences between the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and 0.19% for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.


                                 5  PROSPECTUS

THE CONTRACTS AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS               WE ARE NO LONGER OFFERING NEW CONTRACTS.

                                You can add to your Contract as often and as much as
                                you like, but each subsequent payment must be at least
                                $1,000 ($50 for automatic payments). We may limit the
                                cumulative amount of purchase payments to a maximum of
                                $1,000,000 in any Contract.
---------------------------------------------------------------------------------------
TRIAL EXAMINATION PERIOD        You may cancel your Contract within 20 days of receipt
                                or any longer period as your state may require ("TRIAL
                                EXAMINATION PERIOD"). Upon cancellation, we will return
                                your purchase payments adjusted, to the extent federal
                                or state law permits, to reflect the investment
                                experience of any amounts allocated to the Variable
                                Account, including the deduction of mortality and
                                expense risk charges and administrative expense
                                charges. See "Trial Examination Period" for details.
---------------------------------------------------------------------------------------
EXPENSES                        Each Portfolio pays expenses that you will bear
                                indirectly if you invest in a Variable Sub-Account. You
                                also will bear the following expenses:

                                ALLSTATE VARIABLE ANNUITY CONTRACTS

                                .Annual mortality and expense risk charge equal to
                                  1.10% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.

                                ALLSTATE VARIABLE ANNUITY - L SHARE CONTRACTS

                                .Annual mortality and expense risk charge equal to
                                  1.50% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.


                                  6 PROSPECTUS

                                ALL CONTRACTS

                                .Annual administrative expense charge of 0.19% for
                                  Contracts issued before January 1, 2005 and for
                                  Contracts issued on or after October 17, 2005 (0.30%
                                  for Contracts issued on or after January 1, 2005 and
                                  prior to October 17, 2005; effective October 17, 2005
                                  and thereafter, the annual administrative expense
                                  charge applied to such Contracts is 0.19%; up to
                                  0.35% for future Contracts).

                                .Annual contract maintenance charge of $30 (waived in
                                  certain cases).

                                .If you select the MAXIMUM ANNIVERSARY VALUE (MAV)
                                  DEATH BENEFIT OPTION ("MAV DEATH BENEFIT OPTION") you
                                  will pay an additional mortality and expense risk
                                  charge of 0.20% (up to 0.30% for Options added in the
                                  future).

                                .If you select ENHANCED BENEFICIARY PROTECTION (ANNUAL
                                  INCREASE) OPTION, you will pay an additional
                                  mortality and expense risk charge of 0.30%.

                                .If you select the EARNINGS PROTECTION DEATH BENEFIT
                                  OPTION you will pay an additional mortality and
                                  expense risk charge of 0.25% or 0.40% (up to 0.35% or
                                  0.50% for Options added in the future) depending on
                                  the age of the oldest Owner and oldest Annuitant on
                                  the date we receive the completed application or
                                  request to add the benefit, whichever is later
                                  ("RIDER APPLICATION DATE").

                                .If you select the TRUERETURN/SM/ ACCUMULATION BENEFIT
                                  OPTION ("TRUERETURN OPTION") you would pay an
                                  additional annual fee ("RIDER FEE") of 0.50% (up to
                                  1.25% for Options added in the future) of the BENEFIT
                                  BASE in effect on each Contract anniversary
                                  ("CONTRACT ANNIVERSARY") during the Rider Period. You
                                  may not select the TrueReturn Option together with a
                                  Retirement Income Guarantee Option or any Withdrawal
                                  Benefit Option.

                                .We discontinued offering the SUREINCOME WITHDRAWAL
                                  BENEFIT OPTION ("SUREINCOME OPTION") as of May 1,
                                  2006, except in a limited number of states.  If you
                                  elected the SureIncome Option prior to May 1, 2006,
                                  you would pay an additional annual fee ("SUREINCOME
                                  OPTION FEE") of 0.50% of the BENEFIT BASE on each
                                  Contract Anniversary (see the SureIncome Option Fee
                                  section).  You may not select the SureIncome Option
                                  together with a Retirement Income Guarantee Option, a
                                  TrueReturn Option or any other Withdrawal Benefit
                                  Option.

                                .If you select the SUREINCOME PLUS WITHDRAWAL BENEFIT
                                  OPTION  ("SUREINCOME PLUS OPTION") you would pay an
                                  additional annual fee ("SUREINCOME PLUS OPTION FEE")
                                  of 0.65% (up to 1.25% for Options added in the
                                  future) of the BENEFIT BASE on each Contract
                                  Anniversary (see the SureIncome Plus Option Fee
                                  section).  You may not select the SureIncome Plus
                                  Option together with a Retirement Income Guarantee
                                  Option, a TrueReturn Option or any other Withdrawal
                                  Benefit Option.

                                .If you select the SUREINCOME FOR LIFE WITHDRAWAL
                                  BENEFIT OPTION  ("SUREINCOME FOR LIFE OPTION") you
                                  would pay an additional annual fee ("SUREINCOME FOR
                                  LIFE OPTION FEE") of 0.65% (up to 1.25% for Options
                                  added in the future) of the BENEFIT BASE on each
                                  Contract Anniversary (see the SureIncome For Life
                                  Option Fee section).  You may not select the
                                  SureIncome For Life Option together with a Retirement
                                  Income Guarantee Option, a TrueReturn Option or any
                                  other Withdrawal Benefit Option.

                                  7 PROSPECTUS

                                .We discontinued offering RETIREMENT INCOME GUARANTEE
                                  OPTION 1 ("RIG 1") as of January 1, 2004 (up to May
                                  1, 2004 in certain states). If you elected RIG 1
                                  prior to May 1, 2004, you will pay an additional
                                  annual fee ("Rider Fee") of 0.40% of the INCOME BASE
                                  in effect on a Contract Anniversary.

                                .We discontinued offering RETIREMENT INCOME GUARANTEE
                                  OPTION 2 ("RIG 2") as of January 1, 2004 (up to May
                                  1, 2004 in certain states). If you elected RIG 2
                                  prior to May 1, 2004, you will pay an additional
                                  annual Rider Fee of 0.55% of the INCOME BASE in
                                  effect on a Contract Anniversary.

                                .If you select the INCOME PROTECTION BENEFIT OPTION
                                  you will pay an additional mortality and expense risk
                                  charge of 0.50% (up to 0.75% for Options added in the
                                  future) during the Payout Phase of your Contract.

                                .If you select the SPOUSAL PROTECTION BENEFIT
                                  (CO-ANNUITANT) OPTION or SPOUSAL PROTECTION BENEFIT
                                  (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL
                                  RETIREMENT ACCOUNTS ("CSP") you would pay an
                                  additional annual fee ("RIDER FEE") of 0.10%* (up to
                                  0.15% for Options added in the future) of the
                                  Contract Value ("CONTRACT VALUE") on each Contract
                                  Anniversary. These Options are only available for
                                  certain types of IRA Contracts, which are Contracts
                                  issued with an Individual Retirement Annuity or
                                  Account ("IRA") under Section 408 of the Internal
                                  Revenue Code. The CSP is only available for certain
                                  Custodial Individual Retirement Accounts established
                                  under Section 408 of the Internal Revenue Code. For
                                  Contracts purchased on or after January 1, 2005, we
                                  may discontinue offering the Spousal Protection
                                  Benefit (Co-Annuitant) Option at any time prior to
                                  the time you elect to receive it.

                                  *NO RIDER FEE WAS CHARGED FOR THESE OPTIONS FOR
                                  CONTRACT OWNERS WHO ADDED THESE OPTIONS PRIOR TO
                                  JANUARY 1, 2005. SEE PAGE 13 FOR DETAILS.

                                .Transfer fee equal to 1.00% (subject to increase to
                                  up to 2.00%) of the amount transferred after the
                                  12/th/ transfer in any Contract Year ("CONTRACT
                                  YEAR"), which we measure from the date we issue your
                                  Contract or a Contract Anniversary.

                                . State premium tax (if your state imposes one)

                                . NOT ALL OPTIONS ARE AVAILABLE IN ALL STATES

                                WE MAY DISCONTINUE OFFERING ANY OF THESE OPTIONS AT ANY
                                TIME PRIOR TO THE TIME YOU ELECT TO RECEIVE IT.
---------------------------------------------------------------------------------------

                                  8 PROSPECTUS

INVESTMENT ALTERNATIVES         Each Contract offers several investment alternatives
                                including:

                                . up to 3 Fixed Account Options that credit interest at
                                  rates we guarantee, and

                                .47* Variable Sub-Accounts investing in Portfolios
                                  offering professional money management by these investment advisers:

                                . Morgan Stanley Investment Advisors Inc.

                                . Van Kampen**

                                . Van Kampen Asset Management

                                . A I M Advisors, Inc.

                                . AllianceBernstein L.P.

                                . Fidelity Management & Research Company

                                . Franklin Advisers, Inc.

                                . Franklin Mutual Advisers, LLC

                                . Goldman Sachs Asset Management, L.P.

                                . Pacific Investment Management Company LLC

                                . Putnam Investment Management, LLC

                                . Templeton Investment Counsel, LLC

                                *Up to 17 additional Variable Sub-Accounts may be
                                available depending on the date you purchased your
                                Contract. Please see page 44 for information about
                                Sub-Accounts and/or Portfolio liquidations, mergers,
                                closures and name changes.

                                ** Morgan Stanley Investment Management Inc., the
                                investment adviser to the UIF Portfolios, does business
                                in certain instances using the name Van Kampen.

                                NOT ALL FIXED ACCOUNT OPTIONS ARE AVAILABLE IN ALL
                                STATES OR WITH ALL CONTRACTS.

                                To find out current rates being paid on the Fixed
                                Account Option(s), or to find out how the Variable
                                Sub-Accounts have performed, please call us at
                                1-800-654-2397.
---------------------------------------------------------------------------------------
SPECIAL SERVICES                For your convenience, we offer these special services:

                                . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                                . AUTOMATIC ADDITIONS PROGRAM

                                . DOLLAR COST AVERAGING PROGRAM

                                . SYSTEMATIC WITHDRAWAL PROGRAM

                                . TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
---------------------------------------------------------------------------------------

                                  9 PROSPECTUS

INCOME PAYMENTS                 You can choose fixed income payments, variable income
                                payments, or a combination of the two. You can receive
                                your income payments in one of the following ways (you
                                may select more than one income plan):

                                . life income with guaranteed number of payments

                                . joint and survivor life income with guaranteed number
                                  of payments

                                . guaranteed number of payments for a specified period

                                . life income with cash refund

                                . joint life income with cash refund

                                . life income with installment refund

                                . joint life income with installment refund

                                Prior to May 1, 2004, Allstate Life also offered two
                                Retirement Income Guarantee Options that guarantee a
                                minimum amount of fixed income payments you can receive
                                if you elect to receive income payments.

                                In addition, we offer an Income Protection Benefit
                                Option that guarantees that your variable income
                                payments will not fall below a certain level.
DEATH BENEFITS                  If you, the Annuitant, or Co-Annuitant die before the
                                Payout Start Date, we will pay a death benefit subject
                                to the conditions described in the Contract. In
                                addition to the death benefit included in your Contract
                                ("RETURN OF PREMIUM DEATH BENEFIT" or "ROP DEATH
                                BENEFIT"), the death benefit options we currently offer
                                include:

                                . MAV DEATH BENEFIT OPTION;

                                .ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE)
                                  OPTION; and

                                . EARNINGS PROTECTION DEATH BENEFIT OPTION

                                The SureIncome Plus Option and SureIncome For Life
                                Option also include a death benefit option, the
                                SureIncome Return of Premium Death Benefit,
                                ("SUREINCOME ROP DEATH BENEFIT").
---------------------------------------------------------------------------------------
TRANSFERS                       Before the Payout Start Date, you may transfer your
                                Contract Value among the investment alternatives, with
                                certain restrictions. The minimum amount you may
                                transfer is $100 or the amount remaining in the
                                investment alternative, if less. The minimum amount
                                that can be transferred into the Standard Fixed Account
                                or Market Value Adjusted Account Options is $100.

                                A charge may apply after the 12/th/ transfer in each
                                Contract Year.
---------------------------------------------------------------------------------------
WITHDRAWALS                     You may withdraw some or all of your Contract Value at
                                any time during the Accumulation Phase and during the
                                Payout Phase in certain cases. In general, you must
                                withdraw at least $50 at a time. Withdrawals taken
                                prior to the Payout Start Date are generally considered
                                to come from the earnings in the Contract first. If the
                                Contract is tax-qualified, generally all withdrawals
                                are treated as distributions of earnings. Withdrawals
                                of earnings are taxed as ordinary income and, if taken
                                prior to age 59 1/2, may be subject to an additional
                                10% federal tax penalty. A withdrawal charge and a
                                MARKET VALUE ADJUSTMENT may also apply.

                                If any withdrawal reduces your Contract Value to less
                                than $1,000, we will treat the request as a withdrawal
                                of the entire Contract Value unless a Withdrawal
                                Benefit Option is in effect under your Contract. Your
                                Contract will terminate if you withdraw all of your
                                Contract Value.

                                 10  PROSPECTUS

HOW THE CONTRACTS WORK
--------------------------------------------------------------------------------

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 64. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment



Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-654-2397 if you have any question about how the Contracts work.


                                 11  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the prospectuses for the Funds.


CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments withdrawn)/* /

                        Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable  Charge:
------------------------------------------------------------------------------------------------------------------------------------
Contract:                   0           1           2           3           4           5           6           7            8+
Allstate Variable
 Annuity                    7%          7%          6%          5%          4%          3%          2%          0%           0%
Allstate Variable
 Annuity - L Share          7%          6%          5%          0%


All Contracts:
------------------------------------------------------------------------------------------------------------------------------------
Annual Contract
 Maintenance Charge                                                       $30**
Transfer Fee                                             up to 2.00% of the amount transferred***


* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

** Waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.


VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)


If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

                                                   Mortality and Expense Risk             Administrative
Basic Contract (without any optional benefit)               Charge                       Expense Charge*
------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity                                                  1.10%                           0.19%
------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity - L Share                                        1.50%                           0.19%
------------------------------------------------------------------------------------------------------------------
                                                        Total Variable Account
Basic Contract (without any optional benefit)              Annual Expense
--------------------------------------------------------------------------------------
Allstate Variable Annuity                                                       1.29%
--------------------------------------------------------------------------------------
Allstate Variable Annuity - L Share                                             1.69%
--------------------------------------------------------------------------------------


*We reserve the right to raise the administrative expense charge to 0.35%.
 However, we will not increase the charge once we issue your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

                                                   0.20% (up to 0.30% for Options added
MAV Death Benefit Option                           in the future)
Enhanced Beneficiary Protection (Annual Increase)
Option                                              0.30%
Earnings Protection Death Benefit Option (issue    0.25% (up to 0.35% for Options added
age 0-70)                                          in the future)
Earnings Protection Death Benefit Option (issue    0.40% (up to 0.50% for Options added
age 71-79)                                         in the future)




If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, Earnings         Mortality and Expense                Administrative
Protection Death Benefit Option (issue age 71-79)                     Risk Charge*                     Expense Charge*
--------------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity                                                               2.00%                           0.19%
--------------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity - L Share                                                     2.40%                           0.19 %
--------------------------------------------------------------------------------------------------------------------------------
Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, Earnings           Total Variable Account
Protection Death Benefit Option (issue age 71-79)                       Annual Expense
---------------------------------------------------------------------------------------------------
Allstate Variable Annuity                                                                   2.19 %
---------------------------------------------------------------------------------------------------
Allstate Variable Annuity - L Share                                                         2.59%
---------------------------------------------------------------------------------------------------




                                 12  PROSPECTUS

  *As described above, the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts.
    However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE *
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

TrueReturn/SM/ Accumulation Benefit Option                             0.50%*
-------------------------------------------------------------------------------


*Up to 1.25% for TrueReturn Options added in the future. See "TrueReturn/SM/ Accumulation Benefit Option" for details.



SUREINCOME WITHDRAWAL BENEFIT OPTION FEE *
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome Withdrawal Benefit Option                                   0.50%**
--------------------------------------------------------------------------------


* Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states.

**Up to 1.25% for SureIncome Options added in the future. See "SureIncome Withdrawal Benefit Option" for details.



SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION FEE
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)


SureIncome Plus Withdrawal Benefit Option                              0.65%*

-------------------------------------------------------------------------------


*Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome Plus Withdrawal Benefit Option" for details.



SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION FEE
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)


SureIncome For Life Withdrawal Benefit Option                          0.65%*

-------------------------------------------------------------------------------


*Up to 1.25% for SureIncome For Life Options added in the future. See "SureIncome For Life Withdrawal Benefit Option" for details.

RETIREMENT INCOME GUARANTEE OPTION FEE*
(ANNUAL RATE AS A PERCENTAGE OF INCOME BASE ON A CONTRACT ANNIVERSARY)

 RIG 1                                                                 0.40%
------------------------------------------------------------------------------
 RIG 2                                                                 0.55%
------------------------------------------------------------------------------


* We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states).



SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE
(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option                 0.10%*
------------------------------------------------------------------------


* Applies to Contract Owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.


                                 13  PROSPECTUS

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE
(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option for Custodial   0.10%*
Individual Retirement Accounts
------------------------------------------------------------------------


* Applies to Contract owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit (Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee" for details.

INCOME PROTECTION BENEFIT OPTION
(AS A PERCENTAGE OF THE AVERAGE DAILY NET VARIABLE ACCOUNT ASSETS SUPPORTING THE VARIABLE INCOME PAYMENTS TO WHICH THE OPTION APPLIES)

 Income Protection Benefit Option                     0.50%*
-------------------------------------------------------------


*The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the charge to up to 0.75% for Options added in the future. See "Income Payments - Income Protection Benefit Option," below, for details.




                                 14  PROSPECTUS

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                          ANNUAL PORTFOLIO EXPENSES
--------------------------------------------------------------------------------
                                 Minimum                      Maximum
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating
Expenses/(1)/
(expenses that are
deducted from
Portfolio assets,
which may include
management fees,
distribution and/or
services (12b-1) fees,              0.53%                        3.95%
and other expenses)
--------------------------------------------------------------------------------




(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2006 (except as otherwise noted).




                                 15  PROSPECTUS

EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses (with a 0.19% annual administrative charge), and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated;

.. earned a 5% annual return on your investment;

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

.. elected the MAV Death Benefit Option and the Enhanced Beneficiary Protection
  (Annual Increase) Option;

.. elected the Earnings Protection Death Benefit Option (assuming issue age
  71-79);

.. elected the Spousal Protection Benefit (Co-Annuitant) Option; and

.. elected the SureIncome Plus Withdrawal Benefit Option.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                                            Allstate Variable Annuity         Allstate Variable Annuity - L Share
                                                       1 Year   3 Years   5 Years  10 Years  1 Year   3 Years   5 Years    10 Years
------------------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio Expenses       $1,332   $2,602    $3,826   $6,863    $1,217   $2,092    $3,442    $6,665
------------------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio Expenses       $982     $1,607    $2,259   $4,190    $866     $1,091    $1,855    $3,907
------------------------------------------------------------------------------------------------------------------------------------



EXAMPLE 2
THIS EXAMPLE USES THE SAME ASSUMPTIONS AS EXAMPLE 1 ABOVE, EXCEPT THAT IT ASSUMES YOU DECIDED NOT TO SURRENDER YOUR CONTRACT, OR YOU BEGAN RECEIVING INCOME PAYMENTS FOR A SPECIFIED PERIOD OF AT LEAST 120 MONTHS, AT THE END OF EACH TIME PERIOD.

                            Allstate Variable Annuity        Allstate Variable Annuity - L Share
                        1 Year  3 Years  5 Years  10 Years  1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio        $737    $2,177   $3,571   $6,863    $707     $2,092    $3,442    $6,665
Expenses
----------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio        $387    $1,182   $2,004   $4,190    $356     $1,091    $1,855    $3,907
Expenses
----------------------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT OPTION AND THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER OR ANNUITANT IS AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND THE SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.


                                 16  PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K to this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The consolidated financial statements of Allstate Life and the financial statements of the Variable Account, which are comprised of the underlying financial statements of the Sub-Accounts, appear in the Statement of Additional Information.

No Accumulation Unit Values are shown for Contracts with administrative expense charges of 0.30% which applies to Contracts purchased on or after January 1, 2005, and prior to October 17, 2005; effective October 17, 2005, and thereafter, the administrative expense charge applied to such Contracts is 0.19%.


THE CONTRACTS
--------------------------------------------------------------------------------


CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan(s) you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

.. any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 80. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)).
 The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change


                                 17  PROSPECTUS
the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.


ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 80. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.


CO-ANNUITANT
SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

.. the individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA;

.. the Contract Owner must be age 90 or younger on the Rider Application Date;

.. the Co-Annuitant must be age 79 or younger on the Rider Application Date; and

.. the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

.. the beneficially owned Contract must be a Custodial traditional IRA, Custodial
  Roth IRA, or a Custodial Simplified Employee Pension IRA;

.. the Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

.. the Co-Annuitant must be the legal spouse of the Annuitant and only one
  Co-Annuitant may be named;

.. the Co-Annuitant must be the sole beneficiary of the Custodial traditional
  IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

.. the Annuitant must be age 90 or younger on the Rider Application Date; and

.. the Co-Annuitant must be age 79 or younger on the Rider Application Date.

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual


                                 18  PROSPECTUS

Retirement Accounts and Death of Co-Annuitant" for more information.


BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours.
 Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.


MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain


                                 19  PROSPECTUS
restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.


PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
You may make purchase payments at any time prior to the Payout Start Date. All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). Additional payments may be limited in some states. Please consult with your Morgan Stanley Financial Advisor for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your Morgan Stanley Financial Advisor for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-654-2397.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central
Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

TRIAL EXAMINATION PERIOD

You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

We reserve the right to allocate your purchase payments to the Morgan Stanley VIS Money Market - Class Y Sub-Account during the Trial Examination Period.

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account. On the next Valuation Date, 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for state specific information.


CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to your initial purchase payment.

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we


                                 20  PROSPECTUS
divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.


TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION
We offer the TrueReturn/SM/ Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.


ACCUMULATION BENEFIT.
On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation


                                 21  PROSPECTUS

Benefit. The excess amount of any such increase will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account. You may transfer the excess amount out of the Morgan Stanley VIS Money Market - Class Y Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB FACTOR" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                AB FACTORS
  RIDER PERIOD      GUARANTEE     GUARANTEE
(NUMBER OF YEARS)   OPTION 1      OPTION 2
---------------------------------------------
        8            100.0%           NA
---------------------------------------------
        9            112.5%           NA
---------------------------------------------
       10            125.0%        100.0%
---------------------------------------------
       11            137.5%        110.0%
---------------------------------------------
       12            150.0%        120.0%
---------------------------------------------
       13            162.5%        130.0%
---------------------------------------------
       14            175.0%        140.0%
---------------------------------------------
       15            187.5%        150.0%
---------------------------------------------
       16            200.0%        160.0%
---------------------------------------------
       17            212.5%        170.0%
---------------------------------------------
       18            225.0%        180.0%
---------------------------------------------
       19            237.5%        190.0%
---------------------------------------------
       20            250.0%        200.0%
---------------------------------------------


The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

 Example 1: Guarantee Option 1

Guarantee Option:                            1
Rider Period:                               15
AB Factor:                                187.5%
Rider Date:                               1/2/04
Rider Maturity Date:                      1/2/19
Benefit Base on Rider Date:               $50,000
Benefit Base on rider Maturity Date:      $50,000


On the Rider Maturity Date (1/2/19):
Accumulation Benefit  = Benefit Base on Rider Maturity
                       Date X AB Factor
                       = $50,000 X 187.5%
                       = $93,750


Example 2: Guarantee Option 2

Guarantee Option:                            2
Rider Period:                               15
AB Factor:                                150.0%
Rider Date:                               1/2/04
Rider Maturity Date:                      1/2/19
Benefit Base on Rider Date:               $50,000
Benefit Base on rider Maturity Date:      $50,000


On the Rider Maturity Date (1/2/19):
Accumulation Benefit  = Benefit Base on Rider Maturity
                       Date X AB Factor
                       = $50,000 X 150.0%
                       = $75,000


Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.


BENEFIT BASE.
The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

.. The Benefit Base will be increased by purchase payments made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

.. The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by
  (b), with the result multiplied by (c), where:

  (a) = the withdrawal amount;

  (b) = the Contract Value immediately prior to the withdrawal; and

  (c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally


                                 22  PROSPECTUS
considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.


INVESTMENT REQUIREMENTS.
If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

(1) to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

(2) to the DCA Fixed Account Option and then transfer all purchase payments and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

(3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2 and TrueBalance/SM/ Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn
Option:

                           GUARANTEE OPTION 1                                     GUARANTEE OPTION 2
------------------------------------------------------------------------------------------------------------
* Model Portfolio Option 1                                                  * Model Portfolio Option 2
* TrueBalance Conservative Model Portfolio Option                          * TrueBalance Conservative Model
* TrueBalance Moderately Conservative Model Portfolio Option                Portfolio Option
                                                                           * TrueBalance Moderately
                                                                            Conservative Model Portfolio
                                                                            Option
                                                                           * TrueBalance Moderate Model
                                                                            Portfolio Option
                                                                           * TrueBalance Moderately
                                                                            Aggressive Model Portfolio
                                                                            Option
                                                                           * TrueBalance Aggressive Model
                                                                            Portfolio Option
------------------------------------------------------------------------------------------------------------


You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase


                                 23  PROSPECTUS
payment be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.


MODEL PORTFOLIO OPTION 1.
If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio 1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004.

The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category (1,3,4,5):

                         MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------
                              20% Category A
                              50% Category B
                              30% Category C
                              0% Category D
--------------------------------------------------------------------------
CATEGORY A
Morgan Stanley VIS Money Market - Class Y Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
CATEGORY B
Morgan Stanley VIS High Yield - Class Y Sub-Account (1)
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account (4)
Fidelity VIP High Income - Service Class 2 Sub-Account
FTVIP Franklin High Income Securities - Class 2 Sub-Account (1)
PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO VIT Real Return - Advisor Shares Sub-Account
PIMCO VIT Total Return - Advisor Shares Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (1)(2)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)
CATEGORY C
Morgan Stanley VIS Dividend Growth - Class Y Sub-Account
Morgan Stanley VIS Equity - Class Y Sub-Account
Morgan Stanley VIS Global Dividend Growth - Class Y Sub-Account
Morgan Stanley VIS Income Builder - Class Y Sub-Account (1)
Morgan Stanley VIS Strategist - Class Y Sub-Account
Morgan Stanley VIS S&P 500 Index - Class Y Sub-Account
Morgan Stanley VIS Utilities - Class Y Sub-Account (1)
AllianceBernstein VPS Growth - Class B Sub-Account
AllianceBernstein VPS Growth and Income - Class B Sub-Account (1)
AllianceBernstein VPS International Value - Class B Sub-Account
AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
AllianceBernstein VPS Utility Income - Class B Sub-Account
AllianceBernstein VPS Value - Class B Sub-Account
AIM V.I. Basic Value - Series II Sub-Account (1)
AIM V.I. Core Equity - Series II Sub-Account (5)
AIM V.I. Mid Cap Core Equity - Series II Sub-Account (1)
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
Goldman Sachs VIT Structured U.S. Equity Sub-Account
Goldman Sachs VIT Growth and Income Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account (4)
Putnam VT Growth and Income - Class IB Sub-Account (1)
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account (3)
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen UIF Emerging Markets Equity, Class II Sub-Account (2)
Van Kampen UIF Equity and Income, Class II Sub-Account (2)
Van Kampen UIF Global Franchise, Class II Sub-Account (2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2)
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (2)
Van Kampen UIF International Growth Equity, Class II Sub-Account (2)
CATEGORY D (VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO
OPTION 1)
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account (4)
Morgan Stanley VIS Global Advantage - Class Y Sub-Account (1)
AIM V.I. Capital Appreciation - Series II Sub-Account (1)
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account (1)
Van Kampen LIT Aggressive Growth, Class II Sub-Account
Van Kampen UIF Equity Growth, Class II Sub-Account (2)
Van Kampen UIF Small Company Growth, Class II Sub-Account (2)


EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION
1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.


                                 24  PROSPECTUS

1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity
  - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account.*

2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*

4) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

5) Effective May 1, 2006, the AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment.
   If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.   IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION
ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

MODEL PORTFOLIO OPTION 2
The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.

MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004)
If your TrueReturn Option Rider Date is prior to October 1, 2004 and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to October 1, 2004) and the Variable Sub-Accounts available under each category (1, 3, 4, 5):

  MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004)

-------------------------------------------------------------------
                          10% Category A
                          20% Category B
                          50% Category C
                          20% Category D
-------------------------------------------------------------------
CATEGORY A
Morgan Stanley VIS Money Market - Class Y Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
CATEGORY B
Morgan Stanley VIS High Yield - Class Y Sub-Account(1)
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account (4)
Fidelity VIP High Income - Service Class 2 Sub-Account
FTVIP Franklin High Income Securities - Class 2 Sub-Account (1)
PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO VIT Real Return - Advisor Shares Sub-Account
PIMCO VIT Total Return - Advisor Shares Sub-Account
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (1)(2)


                                 25  PROSPECTUS

CATEGORY C
Morgan Stanley VIS Dividend Growth - Class Y Sub-Account
Morgan Stanley VIS Equity - Class Y Sub-Account
Morgan Stanley VIS Income Builder - Class Y Sub-Account (1)
Morgan Stanley VIS S&P 500 Index - Class Y Sub-Account
Morgan Stanley VIS Strategist - Class Y Sub-Account
Morgan Stanley VIS Utilities - Class Y Sub-Account(1)
AIM V.I. Basic Value - Series II Sub-Account(1)
AIM V.I. Core Equity - Series II Sub-Account(5)
AllianceBernstein VPS Growth and Income - Class B Sub-Account(1)
AllianceBernstein VPS International Value - Class B Sub-Account
AllianceBernstein VPS Utility Income - Class B Sub-Account
AllianceBernstein VPS Value - Class B Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
Goldman Sachs VIT Structured U.S. Equity Sub-Account
Goldman Sachs VIT Growth and Income Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account(4)
Putnam VT Growth and Income - Class IB Sub-Account(1)
Putnam VT New Value - Class IB Sub-Account
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen UIF Equity and Income, Class II Sub-Account(2)
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account(2)
Van Kampen UIF International Growth Equity, Class II Sub-Account
(2)
CATEGORY D
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account (4)
Morgan Stanley VIS Global Advantage - Class Y Sub-Account (1)
Morgan Stanley VIS Global Dividend Growth - Class Y Sub-Account
AIM V.I. Capital Appreciation - Series II Sub-Account (1)
AIM V.I. Mid Cap Core Equity - Series II Sub-Account (1)
AllianceBernstein VPS Growth - Class B Sub-Account
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account (1)
AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account (3)
Putnam VT Voyager - Class IB Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen UIF Emerging Markets Equity, Class II Sub-Account (2)
Van Kampen UIF Equity Growth, Class II Sub-Account (2)
Van Kampen UIF Global Franchise, Class II Sub-Account (2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2)
Van Kampen UIF Small Company Growth, Class II Sub-Account (2)



EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity
  - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account.*

2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*

4) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

5) Effective May 1, 2006, the AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment.
   If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.

MODEL PORTFOLIO OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004)
If your TrueReturn Option Rider Date is on or after October 1, 2004, and you choose Model Portfolio Option


                                 26  PROSPECTUS

2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.



The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after October 1, 2004)(1, 3, 4, 5):

                           MODEL PORTFOLIO OPTION 2
                   (RIDER DATE ON OR AFTER OCTOBER 1, 2004)
------------------------------------------------------------------------------
                                  AVAILABLE
Morgan Stanley VIS Dividend Growth - Class Y Sub-Account
Morgan Stanley VIS Equity - Class Y Sub-Account
Morgan Stanley VIS Global Dividend Growth - Class Y Sub-Account
Morgan Stanley VIS High Yield - Class Y Sub-Account (1)
Morgan Stanley VIS Income Builder - Class Y Sub-Account (1)
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account (4)
Morgan Stanley VIS Money Market - Class Y Sub-Account
Morgan Stanley VIS S&P 500 Index - Class Y Sub-Account
Morgan Stanley VIS Strategist - Class Y Sub-Account
Morgan Stanley VIS Utilities - Class Y Sub-Account(1)
AIM V.I. Basic Value - Series II Sub-Account(1)
AIM V.I. Core Equity - Series II Sub-Account(5)
AIM V.I. Mid Cap Core Equity - Series II Sub-Account (1)

AllianceBernstein VPS Growth - Class B Sub-Account
AllianceBernstein VPS Growth and Income - Class B Sub-Account(1)
AllianceBernstein VPS International Value - Class B Sub-Account
AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
AllianceBernstein VPS Utility Income - Class B Sub-Account
AllianceBernstein VPS Value - Class B Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
Fidelity VIP High Income - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin High Income Securities - Class 2 Sub-Account(1)
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
Goldman Sachs VIT Structured U.S. Equity Sub-Account
Goldman Sachs VIT Growth and Income Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account(4)
PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO VIT Real Return - Advisor Shares Sub-Account
PIMCO VIT Total Return - Advisor Shares Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account (1)
Putnam VT International Equity - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (1)(2)
Van Kampen UIF Emerging Markets Equity, Class II Sub-Account (2)
Van Kampen UIF Equity and Income, Class II Sub-Account (2)
Van Kampen UIF Global Franchise, Class II Sub-Account (2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2)
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (2)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)
Van Kampen UIF International Growth Equity, Class II Sub-Account (2)
                                   EXCLUDED
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account (4)
Morgan Stanley VIS Global Advantage - Class Y Sub-Account (1)
AIM V.I. Capital Appreciation - Series II Sub-Account (1)
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account (1)
Van Kampen LIT Aggressive Growth, Class II Sub-Account
Van Kampen UIF Equity Growth, Class II Sub-Account (2)
Van Kampen UIF Small Company Growth, Class II Sub-Account (2)


1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity
  - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account.*

2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments and is not available with this TrueReturn Option.*

4) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman


                                 27  PROSPECTUS

  Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

5) Effective May 1, 2006, the AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment.
   If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.   IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION
ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.


TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.
If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

PLEASE NOTE ONLY CERTAIN TRUEBALANCE MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE.


CANCELLATION OF THE TRUERETURN OPTION.
You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.


DEATH OF OWNER OR ANNUITANT.
If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 77 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.


RIDER TRADE-IN OPTION.
We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("NEW OPTION"), provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn


                                 28  PROSPECTUS

  Option that was added to your Contract prior to the implementation date of the change.

.. The New Option will be made a part of your Contract on the date the existing
  TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

.. The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

.. the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

.. the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

.. the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

.. the Model Portfolio Options will be determined by the Model Portfolio Options offered with the Guarantee Options available with the New Option;

.. any waiting period for canceling the New Option will start again on the new
  Rider Date;

.. any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

.. the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the SureIncome Plus or SureIncome For Life Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option.
 You may cancel your TrueReturn Option and immediately add a new SureIncome Plus Option or a new SureIncome For Life Option, provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

.. The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.

.. The issue requirements and terms and conditions of the new Withdrawal Benefit
  Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age
  85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your Morgan Stanley Financial Advisor before trading in your TrueReturn Option.


TERMINATION OF THE TRUERETURN OPTION.
The TrueReturn Option will terminate on the earliest of the following to occur:

.. on the Rider Maturity Date;

.. on the Payout Start Date;

.. on the date your Contract is terminated;

.. on the date the Option is cancelled;

.. on the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. on the date the Option is replaced with a New Option under the Rider Trade-In
  Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.


WITHDRAWAL BENEFIT OPTIONS
"WITHDRAWAL BENEFIT OPTIONS" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.


SUREINCOME WITHDRAWAL BENEFIT OPTION
Effective May 1, 2006, we ceased offering the SUREINCOME WITHDRAWAL BENEFIT OPTION ("SUREINCOME OPTION"), except in a limited number of states where we intend to discontinue offering the Option as soon as possible. In the states where we continue to offer the SureIncome Option, it is available for an additional fee.

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited


                                 29  PROSPECTUS
partial withdrawals that total an amount equal to your purchase payments (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

In those states where currently offered, the SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option.
 The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 80 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state). The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

In those states where the SureIncome Option is currently available, we may discontinue offering, at any time without prior notice, the Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.


BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

.. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options); or

.. The value of the Benefit Payment of the previous Withdrawal Benefit Option
  (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:


                                 30  PROSPECTUS

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

  .  The Benefit Payment immediately prior to the withdrawal; or

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.


BENEFIT BASE
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.


CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST
If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.


CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period


                                 31  PROSPECTUS
certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.


INVESTMENT REQUIREMENTS
If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest.
 These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.


CANCELLATION OF THE SUREINCOME OPTION
You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.


RIDER TRADE-IN OPTION
We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). In most states, we currently offer the SureIncome Plus Withdrawal Benefit Option as the New SureIncome Option under the Rider Trade-In Option.
We may also offer other Options ("New Options") under the Rider Trade-In Option.
 However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

.. The New SureIncome Option or any New Option will be made a part of your Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

.. The issue requirements and terms and conditions of the New SureIncome Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your Morgan Stanley Financial Advisor before trading in your SureIncome Option.


DEATH OF OWNER OR ANNUITANT
If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then


                                 32  PROSPECTUS
the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.


TERMINATION OF THE SUREINCOME OPTION
The SureIncome Option will terminate on the earliest of the following to occur:

.. The Benefit Base is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Option is cancelled;

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. On the date the SureIncome Option is replaced with a New Option under the Rider Trade-In Option.


SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract
Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".   Prior to
the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This death benefit option is described below under "DEATH OF OWNER OR ANNUITANT" and in the Death Benefits section starting on page 72.

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is available if the oldest Contract Owner and oldest Annuitant are age 80 or younger on the effective date of the Rider (the "Rider Application Date"), (the maximum age may depend on your state), up to age 85 or younger if selected by utilizing the Rider Trade-in Option. (See Rider Trade-In Option, above, under TrueReturn Accumulation Benefit Option and
SureIncome Withdrawal Benefit Option.)   The SureIncome Plus Option may not be
added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining.


                                 33  PROSPECTUS

We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.


BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

.. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options); or

.. The value of the Benefit Payment of the previous Withdrawal Benefit Option
  (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See RIDER TRADE-IN OPTION, above, under SUREINCOME WITHDRAWAL BENEFIT OPTION for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

.. The Benefit Payment immediately prior to the withdrawal; or

.. The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

.. The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.


BENEFIT BASE
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option.
 On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.


                                 34  PROSPECTUS

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  . The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

  . The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

.. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME PLUS OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.


CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST
If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.


CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the


                                 35  PROSPECTUS

Accumulation Phase after the Withdrawal Benefit Payout Start Date.


INVESTMENT REQUIREMENTS
If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest.
 These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.


DEATH OF OWNER OR ANNUITANT
If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section page 73 for more details on the SureIncome ROP Death Benefit.


TERMINATION OF THE SUREINCOME PLUS OPTION
The SureIncome Plus Option will terminate on the earliest of the following to occur:

.. The Benefit Base is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds.


SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions.
 Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain
restrictions.   The SureIncome For Life Option also provides an additional death benefit option.

The SureIncome For Life Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SUREINCOME COVERED LIFE" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE" as long as the SureIncome Covered Life is
alive.   Prior to the commencement of the Withdrawal Benefit Payout Phase,


                                 36  PROSPECTUS
the SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT").
 This Option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 72.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you
choose to add the SureIncome For Life Option.   Currently, you may have only one
Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. AFTER THIS
                                                                    ----------
DATE THE WITHDRAWAL BENEFIT FACTOR WILL NOT CHANGE.
---------------------------------------------------

We currently offer the following Withdrawal Benefit Factors:

                     Attained Age of
                 SureIncome Covered Life                     Withdrawal Benefit Factor
                 -----------------------                     -------------------------
                          50-59                                         4%
                          60-69                                         5%
                          70+                                           6%


The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.


BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome


                                 37  PROSPECTUS

Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. THE WITHDRAWAL BENEFIT
                                                     ----------------------
FACTOR USED IN ALL FUTURE CALCULATIONS WILL NOT CHANGE.
-------------------------------------------------------

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

.. If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

.. If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

  .  The Benefit Payment immediately prior to the withdrawal; or

  . The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

IF THE BENEFIT PAYMENT IS REDUCED TO ZERO, THE SUREINCOME FOR LIFE OPTION WILL TERMINATE.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

.. The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.


BENEFIT BASE
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value.
 After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

.. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.


CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the


                                 38  PROSPECTUS

Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.


INVESTMENT REQUIREMENTS
If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.


DEATH OF OWNER OR ANNUITANT
If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or


                                 39  PROSPECTUS

  . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the DEATH BENEFITS section page 72 for more details on the SureIncome ROP Death Benefit.


TERMINATION OF THE SUREINCOME FOR LIFE OPTION
The SureIncome For Life Option will terminate on the earliest of the following to occur:

.. The Benefit Payment is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

.. On the date the SureIncome For Life Option is cancelled as detailed under Death of Owner or Annuitant section above;

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.


INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)
If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.

When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

  (1) to a MODEL PORTFOLIO OPTION available as described below;

  (2)to the DCA Fixed Account Option and then transfer all purchase payments and interest to an available Model Portfolio Option; or

  (3) to a combination of (1) and (2) above.

With respect to (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options to which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor.
 Please refer to the Model Portfolio Option and TrueBalance/SM/ Model Portfolio Options sections of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

*Model Portfolio Option 1
*TrueBalance Conservative Model Portfolio Option
*TrueBalance Moderately Conservative Model Portfolio Option
*TrueBalance Moderate Model Portfolio Option
*TrueBalance Moderately Aggressive Model Portfolio Option
*TrueBalance Aggressive Model Portfolio Option
-------------------------------------------------------------




                                 40  PROSPECTUS

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state.
 See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.



Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.
If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available," and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows (1, 3, 4, 5):

                             AVAILABLE
Morgan Stanley VIS Dividend Growth - Class Y Sub-Account
Morgan Stanley VIS Equity - Class Y Sub-Account
Morgan Stanley VIS Global Dividend Growth - Class Y Sub-Account
Morgan Stanley VIS High Yield - Class Y Sub-Account (1)
Morgan Stanley VIS Income Builder - Class Y Sub-Account (1)
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account (4)
Morgan Stanley VIS Money Market - Class Y Sub-Account
Morgan Stanley VIS S&P 500 Index - Class Y Sub-Account
Morgan Stanley VIS Strategist - Class Y Sub-Account
Morgan Stanley VIS Utilities - Class Y Sub-Account (1)
AIM V.I. Basic Value - Series II Sub-Account (1)
AIM V.I. Core Equity - Series II Sub-Account (5)
AIM V.I. Mid Cap Core Equity - Series II Sub-Account (1)
AllianceBernstein VPS Growth - Class B Sub-Account
AllianceBernstein VPS Growth and Income - Class B Sub-Account (1)
AllianceBernstein VPS International Value - Class B Sub-Account
AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
AllianceBernstein VPS Utility Income - Class B Sub-Account
AllianceBernstein VPS Value - Class B Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
Fidelity VIP High Income - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account


                                 41  PROSPECTUS

FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin High Income Securities - Class 2 Sub-Account (1)
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
Goldman Sachs VIT Structured U.S. Equity Sub-Account
Goldman Sachs VIT Growth and Income Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account (4)
PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO VIT Real Return - Advisor Shares Sub-Account
PIMCO VIT Total Return - Advisor Shares Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account (1)
Putnam VT International Equity - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (1)(2)
Van Kampen UIF Emerging Markets Equity, Class II Sub-Account (2)
Van Kampen UIF Equity and Income, Class II Sub-Account (2)
Van Kampen UIF Global Franchise, Class II Sub-Account (2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2)
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (2)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)
Van Kampen UIF International Growth Equity, Class II Sub-Account
(2)
                             EXCLUDED
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account (4)
Morgan Stanley VIS Global Advantage - Class Y Sub-Account (1)
AIM V.I. Capital Appreciation - Series II Sub-Account (1)
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account (1)
Van Kampen LIT Aggressive Growth, Class II Sub-Account
Van Kampen UIF Equity Growth, Class II Sub-Account (2)
Van Kampen UIF Small Company Growth, Class II Sub-Account (2)



1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity
  - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account.*

2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments and is not available with any Withdrawal Benefit Option.*

4) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

5) Effective May 1, 2006, the AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment.
   If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.   IF YOU CHOOSE TO ADD ANY WITHDRAWAL BENEFIT
OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH A WITHDRAWAL BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts that comprise that TrueBalance Model Portfolio Option.
 Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that


                                 42  PROSPECTUS
comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added a Withdrawal Benefit Option to your Contract.


                                 43  PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 47* Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES, PLEASE CONTACT US AT 1-800-654-2397 OR GO TO
WWW.ACCESSALLSTATE.COM.

*Up to 17 additional Variable Sub-Accounts may be available depending on the date you purchased your Contract. Please see page 48 for information about Sub-Accounts and/or Portfolio liquidations, mergers, closures and name changes.


                                 44  PROSPECTUS

PORTFOLIO:                EACH PORTFOLIO SEEKS:        INVESTMENT ADVISOR:
-------------------------------------------------------------------------------
MORGAN STANLEY VARIABLE INVESTMENT SERIES
-------------------------------------------------------------------------------
Morgan Stanley VIS        Long-term capital growth
 Aggressive Equity
 Portfolio - Class Y
-------------------------------------------------------
Morgan Stanley VIS        Reasonable current income
 Dividend Growth           and long term growth of
 Portfolio - Class Y       income and capital.
-------------------------------------------------------
Morgan Stanley VIS        Growth of capital through
 Equity Portfolio -        investments in common
 Class Y                   stocks believed by the
                           Investment Adviser to have
                           potential for superior
                           growth. As a secondary
                           objective, income but only
                           when consistent with its
                           primary objective.
-------------------------------------------------------
Morgan Stanley VIS        To maximize the capital
 European Equity           appreciation of its
 Portfolio - Class         investments
 Y/(1)/
-------------------------------------------------------
Morgan Stanley VIS        Long-term capital growth
 Global Advantage
 Portfolio - Class
 Y/(2)/
-------------------------------------------------------
Morgan Stanley VIS        Reasonable current income
 Global Dividend Growth    and long-term growth of
 Portfolio - Class Y       income and capital.
-------------------------------------------------------
Morgan Stanley VIS High   High level of current
 Yield Portfolio - Class   income by investing in a
 Y/(2)/                    diversified portfolio
                           consisting principally of
                           fixed-income securities,    MORGAN STANLEY
                           which may include both      INVESTMENT ADVISORS INC.
                           non-convertible and
                           convertible debt
                           securities and preferred
                           stocks. As a secondary
                           objective, capital
                           appreciation, but only
                           when consistent with its
                           primary objective.
-------------------------------------------------------
Morgan Stanley VIS        Reasonable income and, as a
 Income Builder            secondary objective,
 Portfolio - Class         growth of capital
 Y/(2)/
-------------------------------------------------------
Morgan Stanley VIS        High level of current
 Income Plus Portfolio -   income by investing
 Class Y                   primarily in U.S.
                           government securities and
                           other fixed-income
                           securities. As a secondary
                           objective, capital
                           appreciation but only when
                           consistent with its
                           primary objective.
-------------------------------------------------------
Morgan Stanley VIS        High level of current
 Limited Duration          income consistent with
 Portfolio - Class         preservation of capital
 Y/(1)/
-------------------------------------------------------
Morgan Stanley VIS Money  High current income,
 Market Portfolio -        preservation of capital,
 Class Y                   and liquidity
-------------------------------------------------------
Morgan Stanley VIS S&P    Investment results that,
 500 Index Portfolio -     before expenses,
 Class Y                   correspond to the total
                           return (i.e., combination   ------------------------
                           of capital changes and
                           income) of the Standard
                           and Poor's 500 Composite
                           Stock Price Index
-------------------------------------------------------
Morgan Stanley VIS        High total investment
 Strategist Portfolio -    return
 Class Y
-------------------------------------------------------
Morgan Stanley VIS        Capital appreciation and
 Utilities Portfolio -     current income
 Class Y/(2)/
-------------------------------------------------------
                                 45 PROSPECTUS


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-------------------------------------------------------------------------------
Van Kampen UIF Emerging   High total return by
 Markets Debt Portfolio,   investing primarily in
 Class II/(2)/             fixed income securities of
                           government and
                           government-related issuers
                           and, to a lesser extent,
                           of corporate issuers in
                           emerging market countries.
-------------------------------------------------------
Van Kampen UIF Emerging   Long-term capital
 Markets Equity            appreciation by investing
 Portfolio, Class II       primarily in
                           growth-oriented equity
                           securities of issuers in
                           emerging market countries.
-------------------------------------------------------
Van Kampen UIF Equity     Capital appreciation and
 and Income Portfolio,     current income.
 Class II
-------------------------------------------------------
Van Kampen UIF Equity     Long-term capital
 Growth Portfolio, Class   appreciation by investing
 II                        primarily in
                           growth-oriented equity
                           securities of large
                           capitalization companies.
-------------------------------------------------------VAN KAMPEN/(3)/
Van Kampen UIF Global     Long-term capital
 Franchise Portfolio,      appreciation.
 Class II
-------------------------------------------------------
Van Kampen UIF            Long-term capital
 International Growth      appreciation, with a
 Equity Portfolio, Class   secondary objective of
 II                        income
-------------------------------------------------------
Van Kampen UIF Mid Cap    Long-term capital growth by
 Growth Portfolio, Class   investing primarily in
 II                        common stocks and other
                           equity securities.
-------------------------------------------------------
Van Kampen UIF Small      Long-term capital
 Company Growth            appreciation by investing
 Portfolio, Class II       primarily in
                           growth-oriented equity
                           securities of small
                           companies.
-------------------------------------------------------
Van Kampen UIF U.S. Mid   Above-average total return
 Cap Value Portfolio,      over a market cycle of
 Class II                  three to five years by
                           investing in common stocks
                           and other equity
                           securities.
-------------------------------------------------------
Van Kampen UIF U.S. Real  Above average current        ------------------------
 Estate Portfolio, Class   income and long-term
 II                        capital appreciation by
                           investing primarily in
                           equity securities of
                           companies in the U.S. real
                           estate industry, including
                           real estate investment
                           trusts.
-------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
Van Kampen LIT            Capital growth
 Aggressive Growth
 Portfolio, Class II
-------------------------------------------------------
Van Kampen LIT Comstock   Capital growth and income
 Portfolio, Class II       through investments in
                           equity securities,
                           including common stocks,    VAN KAMPEN ASSET
                           preferred stocks and        MANAGEMENT
                           securities convertible
                           into common and preferred
                           stocks.
-------------------------------------------------------
Van Kampen LIT Strategic  Capital appreciation.
 Growth Portfolio, Class
 II
-------------------------------------------------------
Van Kampen LIT Growth     Long-term growth of capital  ------------------------
 and Income Portfolio,     and income.
 Class II
-------------------------------------------------------


                                 46 PROSPECTUS

AIM VARIABLE INSURANCE FUNDS
-------------------------------------------------------------------------------
AIM V.I. Basic Value      Long-term growth of capital
 Fund - Series II/(2)/
-------------------------------------------------------
AIM V.I. Capital          Growth of capital            A I M ADVISORS,
 Appreciation Fund -                                   INC./(4)/
 Series II/(2)/
-------------------------------------------------------
AIM V.I. Core Equity      Growth of capital
 Fund - Series II/(5)/
-------------------------------------------------------
AIM V.I. Mid Cap Core     Long-term growth of capital  ------------------------
 Equity Fund - Series
 II/(2)/
-------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
-------------------------------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital
 Growth and Income
 Portfolio - Class
 B/(2)/
-------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital
 Growth Portfolio -
 Class B
-------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital
 International Value                                   ALLIANCEBERNSTEIN L.P.
 Portfolio - Class B
-------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital
 Large Cap Growth
 Portfolio - Class
 B/(2)/
-------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital
 Small/Mid Cap Value
 Portfolio - Class B
-------------------------------------------------------
AllianceBernstein VPS     Current income and
 Utility Income            long-term growth of         ------------------------
 Portfolio - Class B       capital
-------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital
 Value Portfolio - Class
 B
-------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP              Long-term capital
 Contrafund(R) Portfolio   appreciation
 - Service Class 2
-------------------------------------------------------
Fidelity VIP Growth &     High total return through a
 Income Portfolio -        combination of current
 Service Class 2           income and capital
                           appreciation
-------------------------------------------------------FIDELITY MANAGEMENT &
Fidelity VIP High Income  High level of current        RESEARCH COMPANY
 Portfolio - Service       income, while also
 Class 2                   considering growth of
                           capital
-------------------------------------------------------
Fidelity VIP Mid Cap      Long-term growth of capital
 Portfolio - Service
 Class 2
-------------------------------------------------------
Fidelity VIP Money        As high a level of current
 Market Portfolio -        income as is consistent     ------------------------
 Service Class 2           with preservation of
                           capital and daily
                           liquidity.
-------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-------------------------------------------------------------------------------
FTVIP Franklin Flex Cap   Capital appreciation
 Growth Securities Fund
 - Class 2
-------------------------------------------------------
FTVIP Franklin High       High level of current        FRANKLIN ADVISERS, INC.
 Income Securities Fund    income with capital
 - Class 2/(2)/            appreciation as a
                           secondary goal
-------------------------------------------------------
FTVIP Franklin Income     To maximize income while
 Securities Fund - Class   maintaining prospects for
 2                         capital appreciation.
-------------------------------------------------------
FTVIP Mutual Discovery    Capital appreciation
 Securities Fund - Class                               FRANKLIN MUTUAL
 2                                                     ADVISERS, LLC
-------------------------------------------------------
FTVIP Mutual Shares       Capital appreciation with
 Securities Fund - Class   income as a secondary goal
 2                                                     ------------------------
-------------------------------------------------------
FTVIP Templeton Foreign   Long-term capital growth.    TEMPLETON INVESTMENT
 Securities Fund - Class                               COUNSEL, LLC
 2
-------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------
Goldman Sachs VIT Growth  Long-term growth of capital
 and Income Fund           and growth of income
-------------------------------------------------------
Goldman Sachs VIT Mid     Long-term capital            GOLDMAN SACHS ASSET
 Cap Value Fund/(1)/       appreciation                MANAGEMENT, L.P.
-------------------------------------------------------
Goldman Sachs VIT         Long-term growth of capital
 Structured Small Cap
 Equity Fund
-------------------------------------------------------
Goldman Sachs VIT         Long-term growth of capital  ------------------------
 Structured U.S. Equity    and dividend income
 Fund
-------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------

                                 47 PROSPECTUS

PIMCO VIT                 Maximum total return,
 CommodityRealReturn      investing for both current
 Strategy Portfolio -     income and capital
 Advisor Shares           appreciation, consistent
                          with prudent investment
                          management
-------------------------------------------------------
PIMCO VIT Emerging        Maximum total return,
 Markets Bond Portfolio   investing for current
 - Advisor Shares         income, consistent with
                          preservation of capital and
                          prudent investment           PACIFIC INVESTMENT
                          management                   MANAGEMENT COMPANY LLC
-------------------------------------------------------
PIMCO VIT Real Return     Maximum total return,
 Portfolio - Advisor      investing for both current
 Shares                   income and capital
                          appreciation, consistent
                          with preservation of real
                          capital and prudent
                          investment management
-------------------------------------------------------
PIMCO VIT Total Return    Maximum total return,
 Portfolio - Advisor      investing for both current
 Shares                   income and capital
                          appreciation, consistent
                          with preservation of         ------------------------
                          capital and prudent
                          investment management
-------------------------------------------------------
PUTNAM VARIABLE TRUST
-------------------------------------------------------------------------------
Putnam VT The George      To provide a balanced
 Putnam Fund of Boston -   investment composed of a
 Class IB                  well diversified portfolio
                           of value stocks and bonds,
                           which produce both capital
                           growth and current income.
-------------------------------------------------------
Putnam VT Growth and      Capital growth and current
 Income Fund - Class       income.                     PUTNAM INVESTMENT
 IB/(2)/                                               MANAGEMENT, LLC
-------------------------------------------------------
Putnam VT International   Capital appreciation.
 Equity Fund - Class IB
-------------------------------------------------------
Putnam VT Investors Fund  Long-term growth of capital
 - Class IB/(6)/           and any increased income
                           that results from this
                           growth.
-------------------------------------------------------
Putnam VT New Value Fund  Long-term capital            ------------------------
 - Class IB                appreciation.
-------------------------------------------------------
Putnam VT Voyager Fund -  Capital appreciation.
 Class IB
-------------------------------------------------------

(1) Effective May 1, 2006, the Goldman Sachs VIT Mid Cap Value Sub-Account, Morgan Stanley VIS European Equity - Class Y Sub-Account and Morgan Stanley VIS Limited Duration - Class Y Sub-Account are no longer available for new investments. If you are currently invested in theseVariable Sub-Accounts you may continue your investments. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Accounts in accordance with that program.
 Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective May 1, 2005, the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If prior to May 1, 2005, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(4) The investment objective(s) of each sub-account may be changed by the Board of Directors without shareholder approval.

(5) Effective May 1, 2006, the AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment.
 If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(6) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account is no
longer available for new investments.   If you are currently invested in this
Variable Sub-Account, you may continue your investment. If prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                                 48  PROSPECTUS

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.


TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
As a Contract Owner, you may elect to participate in the TrueBalance asset allocation program ("TrueBalance program") for no additional charge. Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives which you may select, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your Morgan Stanley Financial Advisor will help you determine whether
participating in an asset allocation program is appropriate for you.   If you
decide to participate in the TrueBalance program, your Morgan Stanley Financial Advisor may ask you to complete an investment style questionnaire to help you and your Morgan Stanley Financial Advisor identify your investment style. Once you and your Morgan Stanley Financial Advisor have identified your investment style, you may select one of five currently available asset allocation model portfolios, each with different levels of risk. The model portfolios represent five different investment styles: conservative, moderately conservative, moderate, moderately aggressive and aggressive. Once you select a model portfolio, your Contract Value will be allocated among the Variable Sub-Accounts according to that model portfolio. If you wish to allocate any of your Contract Value to any Variable Sub-Accounts not included in that model portfolio, or if you do not wish to allocate any of your Contract Value to any Variable Sub-Accounts included in that model portfolio, you should not elect the TrueBalance program. We recommend that you consult with your Morgan Stanley Financial Advisor before selecting a TrueBalance model portfolio.

Allstate Life does not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Allstate Life retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Allstate Life's Contract Owners. Neither Allstate Life nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Allstate Life nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we will automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocation for the model portfolio you selected.

Allstate Life may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or


                                 49  PROSPECTUS
revised TrueBalance model portfolios. Allstate Life will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are invested in the TrueBalance model portfolio, your Morgan Stanley Financial Advisor will notify you of any new or revised TrueBalance model portfolios that may be available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio in accordance with the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may only select one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your Morgan Stanley Financial Advisor before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected with the TrueReturn Option or a Withdrawal Benefit Option, you must allocate all of your Contract Value to a TrueBalance Model Portfolio Option, and you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. You may, however, elect to reallocate your entire Contract Value from one Model Portfolio Option to another Model Portfolio Option available with your Option.

If you own the TrueReturn Option, on the Rider Maturity Date, the Contract Value may be increased due to the Option. Any increase will be allocated to the Morgan Stanley VIS Money Market-Class Y Sub-Account. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED WITHOUT THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected without the TrueReturn or a Withdrawal Benefit Option, you may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the Contract, from the Fixed Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your Morgan Stanley Financial Advisor before making transfers.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If


                                 50  PROSPECTUS
you have any questions, please consult your Morgan Stanley Financial Advisor.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.


INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account Options. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in
the future. Some Options are not available in all states.   In addition,
Allstate Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 56.

This option allows you to allocate purchase payments to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you
must specify the term length over which the transfers are to take place.   We
use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Morgan Stanley VIS Money Market - Class Y Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Morgan Stanley VIS Money Market - Class Y Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 56.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.


                                 51  PROSPECTUS

The DCA Fixed Account Option may not be available in your state. Please check with your Morgan Stanley Financial Advisor for availability.


STANDARD FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("STANDARD FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For Allstate Variable Annuity Contracts, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. For Allstate Variable Annuity - L Share Contracts, we currently are not offering the Standard Fixed Account Option. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your Morgan Stanley Financial Advisor for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

.. transfer all or part of the money from the Standard Fixed Guarantee Period
  Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

.. transfer all or part of the money from the Standard Fixed Guarantee Period
  Account to other investment alternatives available at the time; or

.. withdraw all or part of the money from the Standard Fixed Guarantee Period
  Account. Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

.. you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

.. you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee


                                 52  PROSPECTUS

Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with the Allstate Variable Annuity - L Share Contract.


MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods").
 We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other
 Guarantee Periods in the future.   If you allocate a purchase payment to the
Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered.
 If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states.
 Please check with your Morgan Stanley Financial Advisor for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("TREASURY RATE") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the
 Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury


                                 53  PROSPECTUS

Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

.. transfer all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

.. transfer all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account to other investment alternatives available at the time; or

.. withdraw all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account.  Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account.
 If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.


INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.


                                 54  PROSPECTUS

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn/SM/ Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.


TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-654-2397. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment,


                                 55  PROSPECTUS
we may not identify or prevent some market timing or excessive trading.
 Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

.. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

.. the investment objectives and/or size of the Variable Sub-Account underlying
  Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio.
 Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.


DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging


                                 56  PROSPECTUS

Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Morgan Stanley VIS Income Plus - Class Y Sub-Account and 60% to be in the Van Kampen LIT Aggressive Growth, Class II Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Morgan Stanley VIS Income Plus - Class Y Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Morgan Stanley VIS Income Plus
  - Class Y Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Van Kampen LIT Aggressive Growth, Class II Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.


EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Morgan Stanley VIS Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

.. for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

.. for a Contract Anniversary, if on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We reserve the right to waive this charge for all Contracts.


ADMINISTRATIVE EXPENSE CHARGE
For Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005, we deduct an administrative expense charge at an annual rate of 0.19% of the average daily net assets you have invested in


                                 57  PROSPECTUS
the Variable Sub-Accounts. For Contracts issued on or after January 1, 2005 and prior to October 17, 2005, we deduct an administrative expense charge at an annual rate of 0.30% of the average daily net assets you have invested in the Variable Sub-Accounts. Effective October 17, 2005 and thereafter, the administrative expense charge we deduct for such Contracts is at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

ALLSTATE VARIABLE ANNUITY                    1.10%
---------------------------------------------------
ALLSTATE VARIABLE ANNUITY - L SHARE
                                             1.50%
---------------------------------------------------


The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

.. MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

.. Enhanced Beneficiary Protection (Annual Increase) Option:  The current mortality  and expense risk charge for this option is 0.30%.  This  charge
  will never exceed 0.30%.   We  guarantee that we will not increase the
  mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

.. Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

  . 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

  . 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit
Payments provision in this prospectus for more information.   We deduct the
charge for this option only during  the Accumulation Phase.

.. Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.


TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select, however we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.


                                 58  PROSPECTUS

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also
a Contract Anniversary.    If the Option is terminated on the Payout Start Date,
we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn/sm/ Accumulation Benefit Option" section of this prospectus for more information.


SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE
We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/ or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.


RETIREMENT INCOME GUARANTEE OPTION FEE
We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). We impose a separate annual Rider Fee for RIG 1 and RIG
2. The current annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The current annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.


WITHDRAWAL BENEFIT OPTION FEE
Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states.


                                 59  PROSPECTUS

We charge separate annual Rider Fees for each of the SureIncome Option (the "SUREINCOME OPTION FEE"), the SureIncome Plus Option (the "SUREINCOME PLUS OPTION FEE"), and the SureIncome For Life Option (the "SUREINCOME FOR LIFE OPTION FEE"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee as the "WITHDRAWAL BENEFIT OPTION FEES". "WITHDRAWAL BENEFIT OPTION FEE" is used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base.
 We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.


TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the


                                 60  PROSPECTUS
dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw.
 The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 12. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 53 for more information on market value adjustments.


FREE WITHDRAWAL AMOUNT
You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to         withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

.. The Free Withdrawal Amount described above; or

.. Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.




ALL CONTRACTS
We do not apply a withdrawal charge in the following situations:

.. the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

.. withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.


CONFINEMENT WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:


                                 61  PROSPECTUS

1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and

3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.


TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any applicable withdrawal under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.


UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation for at least 30 consecutive days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF" includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.


DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.


OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are


                                 62  PROSPECTUS
described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see pages 12-14. We may receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution, or other services we provide to the Portfolios.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


WITHDRAWALS
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 64.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 52.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. An emergency exists as defined by the SEC, or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your Morgan Stanley Financial Advisor or call us at 1-800-654-2397 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals.
 Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a


                                 63  PROSPECTUS

Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.


INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

.. the Annuitant's 99th birthday, or

.. the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 591/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:


INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF

PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.


INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the


                                 64  PROSPECTUS
number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.


INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.


INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.


INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.


INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.


MODIFYING PAYMENTS
After the Payout Start Date, you may make the following changes under Income Plan 3:

.. You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date.
   However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

.. You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Plans. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to


                                 65  PROSPECTUS
modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.


PAYOUT WITHDRAWAL
You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.


PAYOUT WITHDRAWAL CHARGE
To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                        Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable Charge:
Contract:                   0           1           2           3           4           5           6           7            8+
------------------------------------------------------------------------------------------------------------------------------------
Allstate Variable
 Annuity                    7%          7%          6%          5%          4%          3%          2%          0%           0%
Allstate Variable
 Annuity - L Share          7%          6%          5%          0%



ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

.. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

.. reduce the frequency of your payments so that each payment will be at least
  $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) under some of the Income Plans, we make income payments only so long as an


                                 66  PROSPECTUS
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Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply.
 The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.


INCOME PROTECTION BENEFIT OPTION
We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

.. The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

.. You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

.. You may apply the Income Protection Benefit Option to more than one Income
  Plan.

.. The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

.. You may only add the Income Protection Benefit Option on the Payout Start Date and, once added, the option cannot be cancelled.

.. You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

.. You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of
1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income


                                 67  PROSPECTUS
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Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("INCOME PROTECTION DIVERSIFICATION REQUIREMENT"), we reserve the right, in our sole discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate ANY PORTION of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.

In the following three tables, we list our current Income Protection Diversification Requirement:


UNRESTRICTED VARIABLE SUB-ACCOUNTS. There is no limit to the amount of assets supporting your variable income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate AT LEAST 30% of the assets supporting your variable income payments to this category.

  Morgan Stanley VIS Income Plus - Class Y Sub-Account

  Morgan Stanley VIS Limited Duration - Class Y Sub-Account /(4)/

  Morgan Stanley VIS Money Market - Class Y Sub-Account

  Fidelity VIP Money Market - Service Class 2 Sub-Account

  PIMCO VIT Real Return - Advisor Shares Sub-Account

  PIMCO VIT Total Return - Advisor Shares Sub-Account


RESTRICTED VARIABLE SUB-ACCOUNTS. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

  Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account

  Morgan Stanley VIS Dividend Growth - Class Y Sub-Account

  Morgan Stanley VIS Equity - Class Y Sub-Account

  Morgan Stanley VIS European Equity - Class Y Sub-Account/(4)/

  Morgan Stanley VIS Global Advantage - Class Y Sub-Account/(1)/

  Morgan Stanley VIS Global Dividend Growth - Class Y Sub-Account

  Morgan Stanley VIS High Yield - Class Y Sub-Account/(1)/

  Morgan Stanley VIS Income Builder - Class Y Sub-Account/(1)/

  Morgan Stanley VIS S&P 500 Index - Class Y Sub-Account

  Morgan Stanley VIS Strategist - Class Y Sub-Account

  Morgan Stanley VIS Utilities - Class Y Sub-Account/(1)/

  AIM V.I. Basic Value - Series II Sub-Account/(1)/

  AIM V.I. Core Equity - Series II Sub-Account/(5)/

  AllianceBernstein VPS Growth - Class B Sub-Account

  AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/

  AllianceBernstein VPS International Value - Class B Sub-Account

  AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/

  AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account

  AllianceBernstein VPS Utility Income - Class B Sub-Account

  AllianceBernstein VPS Value - Class B Sub-Account

  Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account


                                 68  PROSPECTUS

  Fidelity VIP Growth & Income - Service Class 2 Sub-Account

  Fidelity VIP High Income - Service Class 2 Sub-Account

  Fidelity VIP Mid Cap - Service Class 2 Sub-Account

  FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/

  FTVIP Franklin Income Securities - Class 2 Sub-Account

  FTVIP Mutual Discovery Securities - Class 2 Sub-Account

  FTVIP Mutual Shares Securities - Class 2 Sub-Account

  FTVIP Templeton Foreign Securities - Class 2 Sub-Account

  Goldman Sachs VIT Structured U.S. Equity Sub-Account

  Goldman Sachs VIT Growth and Income Sub-Account

  Goldman Sachs VIT Mid Cap Value Sub-Account/(4)/

  PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account

  PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account

  Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account

  Putnam VT Growth and Income - Class IB Sub-Account/(1)/

  Putnam VT International Equity - Class IB Sub-Account

  Putnam VT Investors - Class IB Sub-Account/(3)/

  Putnam VT New Value - Class IB Sub-Account

  Putnam VT Voyager - Class IB Sub-Account

  Van Kampen LIT Comstock, Class II Sub-Account

  Van Kampen LIT Growth and Income, Class II Sub-Account

  Van Kampen UIF Equity and Income, Class II Sub-Account/(2)/

  Van Kampen UIF Equity Growth, Class II Sub-Account/(2)/

  Van Kampen UIF Global Franchise, Class II Sub-Account/(2)/

  Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account/(2)/

  Van Kampen UIF U.S. Real Estate, Class II Sub-Account/(2)/

  Van Kampen UIF International Growth Equity, Class II Sub-Account/ (2)/


EXCLUDED VARIABLE SUB-ACCOUNTS. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

  AIM V.I. Capital Appreciation - Series II Sub-Account/(1)/

  AIM V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/

  FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account

  Goldman Sachs VIT Structured Small Cap Equity Sub-Account

  Van Kampen LIT Aggressive Growth, Class II Sub-Account

  Van Kampen LIT Strategic Growth, Class II Sub-Account

  Van Kampen UIF Small Company Growth, Class II Sub-Account/(2)/

  Van Kampen UIF Emerging Markets Equity, Class II Sub-Account/(2)/

  Van Kampen UIF Mid Cap Growth, Class II Sub-Account/(2)/

  Van Kampen UIF Emerging Markets Debt, Class II Sub-Account/(1)(2)/

1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity
  - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account.*

2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*

4) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account


                                 69  PROSPECTUS
  and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

5) Effective May 1, 2006, the AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment.
   If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF YOU CHOOSE TO ADD THE INCOME PROTECTION BENEFIT OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THE INCOME PROTECTION BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See "Investment Alternatives: Transfers," above, for additional information.


FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

.. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

.. deducting any applicable taxes; and

.. applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE OPTIONS Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"), except in a limited number of states. Effective May 1, 2004, the RIG 1 and RIG 2 Options are no longer available in any state. If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004 (up to May 1, 2004 in certain states), your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program. If you previously elected a RIG Option, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3/rd/ Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your Morgan Stanley Financial Advisor for details.

The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to May 1, 2004.

We refer to the issue date of the option as the "RIDER DATE." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or


                                 70  PROSPECTUS
younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, as described above.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

For each option, an "INCOME BASE" is calculated, which is used only for the purpose of calculating the "GUARANTEED RETIREMENT INCOME BENEFIT" and the appropriate "RIDER FEE," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

.. The Payout Start Date must be on or after the 10/th/ Contract Anniversary of the Rider Date.

.. The Payout Start Date must occur during the 30-day period following a Contract
  Anniversary.

.. The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

.. You must select Fixed Amount Income Payments only.

.. You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

  . 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

  . 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.

The "GUARANTEED RETIREMENT INCOME BENEFIT" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

.. The Guaranteed Retirement Income Benefit; or

.. For fixed income payments, the Contract Value, adjusted by any applicable
  Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

The Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary.

These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

.. The date the Contract is terminated;

.. If the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

.. The Payout Start Date; or

.. You elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 (since we discontinued offering the Trade-In Program as of that date).

Otherwise, the options may not be terminated or cancelled.


CALCULATION OF INCOME BASE.
On the Rider Date, the "RIG 1 INCOME BASE" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5%


                                 71  PROSPECTUS
interest accumulation ends (3% in certain states), the RIG 1 Income Base will continue to be increased by purchase payments and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 WITHDRAWAL ADJUSTMENT" is defined below.

The RIG 1 Income Base will not exceed a CAP equal to:

.. 200% of the Contract Value as of the Rider Date; plus

.. 200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the Payout Start Date; minus

.. RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.


RIG 1 WITHDRAWAL ADJUSTMENT. Prior to the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

.. In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate (3% in certain states) and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

.. In each Contract Year, for the portion of withdrawals that cumulatively exceed
  5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the withdrawal and reduced for the portion of withdrawals that does not cumulatively exceed 5% (3% in certain states), and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that does not cumulatively exceed 5% (3% in certain states).

On or after the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 INCOME BASE" is defined as the greater of "INCOME BASE A" or "INCOME BASE B."

"INCOME BASE A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "INCOME BASE B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

.. Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment.

.. Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

.. On each Contract Anniversary until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85/th/ birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.


                                 72  PROSPECTUS

DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH PROCEEDS
Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

.. A certified copy of the death certificate;

.. A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

.. Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for
Settlement:

.. If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds is equal to the "DEATH BENEFIT."

.. If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.


DEATH BENEFIT OPTIONS
In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

.. MAV Death Benefit Option

.. Enhanced Beneficiary Protection (Annual Increase) Option

.. Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "DEATH BENEFIT" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

.. The Contract Value;

.. The Settlement Value;

.. The ROP Death Benefit;

.. The MAV Death Benefit Option (if selected);

.. The Enhanced Beneficiary Protection (Annual Increase) Option (if selected); or

.. The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* The SureIncome ROP Death Benefit under the SureIncome For Life Option is only included in the calculation of the Death Benefit upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments, reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

  The sum of all purchase payments made prior to the withdrawal, less any prior withdrawal adjustments.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.
The "MAV DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.


                                 73  PROSPECTUS

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds," above), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

.. Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment.

.. Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

.. On each Contract Anniversary until the first Contract Anniversary following the 80/TH/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 77 below, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments, withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

.. The first Contract Anniversary following the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments and withdrawals); or

.. The date we next determine the Death Proceeds.


ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION.
The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the earlier of:

  (a) the first Contract Anniversary following the 80/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

  (b) the date we determine the Death Proceeds.

After the 5% interest accumulation ends (3% in certain states), the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit CAP is equal to:

.. 200% of the Contract Value as of the Rider Date; plus

.. 200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

.. Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 77, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments, less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

.. The first Contract Anniversary following the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80/th/ birthday of either the oldest New Owner or the


                                 74  PROSPECTUS
  oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals); or

.. The date we next determine the Death Proceeds.


EARNINGS PROTECTION DEATH BENEFIT OPTION.
The "EARNINGS PROTECTION DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

.. 0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

.. 0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

.. 100% of "IN-FORCE PREMIUM" (excluding purchase payments made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

.. 40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

.. 50% of "IN-FORCE PREMIUM" (excluding purchase payments made after the Rider
  Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

.. 25% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

IN-FORCE EARNINGS are equal to the current Contract Value less In-Force Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

IN-FORCE PREMIUM is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 77 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

.. The Rider Date will be changed to the date we determine the Death Proceeds;

.. The In-Force Premium is equal to the Contract Value as of the new Rider Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

.. The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

.. The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.


ALL OPTIONS.
WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM


                                 75  PROSPECTUS

ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

.. the date the Contract is terminated;

.. if, upon the death of the Contract Owner, the Contract is continued under Option D as described in the Death of Owner section on page 77, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

.. if the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

.. on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

.. on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

.. the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.


DEATH BENEFIT PAYMENTS

DEATH OF CONTRACT OWNER
If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "NEW CONTRACT OWNERS". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

NEW CONTRACT OWNER CATEGORIES


CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.


CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.


CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:


OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.


OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

.. Over the life of the New Contract Owner; or

.. For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

.. Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.


OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract


                                 76  PROSPECTUS

Value on that date will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.


OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee, provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.


OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

.. One year of the date of death;

.. The same calendar year as the date we receive the first Complete Request for Settlement; and

.. One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.


DEATH OF ANNUITANT
If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

.. The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or


                                 77  PROSPECTUS

.. The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

SURVIVING CONTRACT OWNER CATEGORIES


CATEGORY 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.


CATEGORY 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:


OPTION A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.


OPTION B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.


OPTION C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.


OPTION D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Plans, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Plan. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

.. The individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA.

.. The Contract Owner's spouse must be the sole Primary Beneficiary of the Contract and will be the named Co-Annuitant.

.. The Contract Owner must be age 90 or younger on the Rider Application Date;
  and the Co-Annuitant must be age 79 or younger on the Rider Application Date.

.. On or after May 1, 2005, the Option may be added only when we issue the Contract or within 6 months of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:


                                 78  PROSPECTUS

.. upon the death of the Co-Annuitant (as of the date we determine the Death
  Proceeds);

.. upon the death of the Contract Owner (as of the date we determine the Death
  Proceeds);

.. on the date the Contract is terminated;

.. on the Payout Start Date; or

.. on the date you change the beneficiary of the Contract and the change is accepted by us;

.. for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

.. for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.


DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

.. The Co-Annuitant must have been your legal spouse on the date of his or her death; and

.. Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.


SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS AND DEATH OF CO-ANNUITANT
We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states.
 CSP is subject to the following conditions ("CSP Conditions"):

.. The beneficially owned Contract must be a Custodial traditional IRA, Custodial
  Roth IRA, or a Custodial Simplified Employee Pension IRA.

.. The Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

.. The Co-Annuitant must be the legal spouse of the Annuitant. Only one
  Co-Annuitant may be named.

.. The Co-Annuitant must be the sole beneficiary of the Custodial traditional
  IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

.. The Annuitant must be age 90 or younger on the CSP Application Date.

.. The Co-Annuitant must be age 79 or younger on the CSP Application Date.

.. On or after May 1, 2005, the CSP may be added only when we issue the Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

.. We have made no payments under any Income Plan.

.. There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

.. The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

.. The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

.. The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written


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notice and proof of divorce in a form satisfactory to us.  The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

.. On the date CSP is terminated as described above; or

.. Upon the death of the Annuitant; or

.. Upon the death of the Co-Annuitant; or

.. On the date the Contract is terminated; or

.. On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

DEATH OF CO-ANNUITANT.  This section applies if:

.. The CSP Conditions are met.

  . The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

  .  We have received proof satisfactory to us that the Co-Annuitant has died.

  . The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

  . the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

.. The Co-Annuitant was the legal spouse of the Annuitant on the date of Annuitant's death.

.. The Owner does not thereafter name a new Co-Annuitant; and

.. The Owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial
  Simplified Employee Pension IRA remains the Custodian; and

.. The Contract may only be continued once.


MORE INFORMATION
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ALLSTATE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also have entered into an administrative services agreement which provides that PICA or an affiliate will administer the Variable Account and the Contracts after a transition period that may last up to two years. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.


VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable


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Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to
fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.


VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT
DISTRIBUTION. The Contracts are distributed exclusively by their principal
underwriter, Morgan Stanley & Co. Inc. ("Morgan Stanley & Co.").   Morgan
Stanley & Co., a wholly owned subsidiary of Morgan Stanley, is located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange and the NASD. Contracts are sold through the registered representatives of Morgan Stanley & Co. Inc. These registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts.

We will pay commissions to Morgan Stanley & Co. for selling the Contracts. We may pay to Morgan Stanley & Co. up to a maximum sales commission of 6.0% of purchase payments. In addition, we may pay ongoing annual compensation of up to 1.40% of Contract value. To compensate Morgan Stanley for the costs of distribution, insurance licensing, due diligence and other home office services, we pay Morgan Stanley an additional percentage of purchase payments not exceeding 0.80% and a percentage of Contract Value not exceeding 0.20%.
 Commissions and annual compensation, when combined, could exceed 8.5% of total premium payments. Individual representatives receive a portion of compensation paid to Morgan Stanley & Co. in accordance with Morgan Stanley & Co.'s practices.

We also make additional payments to Morgan Stanley & Co. for promotional marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts. For more


                                 81  PROSPECTUS
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information on the exact compensation arrangement associated with this Contract, please consult your registered representative.

In addition, Morgan Stanley & Co. may pay annually to its representatives, from its profits, a persistency bonus that will take into account, among other things, the length of time purchase payments have been held under the Contract and Contract Value.


ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. Pursuant to the Agreement, we entered into an administrative services agreement with PICA whereby, after a transition period that may last up to two years, PICA or an affiliate will provide administrative services to the Variable Account and the Contracts on our behalf.

We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract Owner records;

.. Contract Owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

 We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.


LEGAL MATTERS
LeBoeuf, Lamb, Greene & MacRae, L.L.P., Washington, D.C., has advised Allstate Life on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.


                                 82  PROSPECTUS
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TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future


                                 83  PROSPECTUS
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guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:


                                 84  PROSPECTUS
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.. if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue


                                 85  PROSPECTUS
to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

.. Individual Retirement Annuities (IRAs) under Code Section 408(b);

.. Roth IRAs under Code Section 408A;

.. Simplified Employee Pension (SEP IRA) under Code Section 408(k);

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
  408(p);

.. Tax Sheltered Annuities under Code Section 403(b);

.. Corporate and Self Employed Pension and Profit Sharing Plans under Code
  Section 401; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount.
 These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code


                                 86  PROSPECTUS
and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs)

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

.. from an IRA or attributable to elective deferrals under a 401(k) plan,
    403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, and before Dec. 31, 2007, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.


                                 87  PROSPECTUS

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 Included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes.

For distributions in tax years beginning after 2005 and before 2008, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to a certain qualified charitable organizations and (2) on or after the date the IRA owner attains age
70 1/2.   Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.


INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. An individual with adjusted gross income (AGI) of $100,000 or more won't be able to rollover amounts from an eligible retirement plan into a Roth IRA. Please note, however, that the $100,000 AGI limit will be eliminated for tax years beginning after December 31, 2009. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving


                                 88  PROSPECTUS
spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.


Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

.. A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

.. An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the


                                 89  PROSPECTUS
required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.


ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2006, is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 80469, Lincoln, NE 68501-0469 or 1-800-654-2397.


                                 90  PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------
THE CONTRACTS
--------------------------------------------------------------------------------
  Purchase of Contracts
--------------------------------------------------------------------------------
  Tax-Free Exchange (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
  Net Investment Factor
--------------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------
CALCULATION OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------
GENERAL MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
     Premium Taxes
--------------------------------------------------------------------------------
     Tax Reserves
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
APPENDIX A-ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.


                                 91  PROSPECTUS

APPENDIX A
CONTRACT COMPARISON CHART

        FEATURE            ALLSTATE VARIABLE       ALLSTATE VARIABLE ANNUITY - L
-------------------------       ANNUITY                        SHARE
                         ----------------------------------------------------------
DCA Fixed Account        3 to 6 month transfer
Option                          periods            3 to 6 month transfer periods
                         7 to 12 month transfer    7 to 12 month transfer periods
                                periods
                         ----------------------------------------------------------
Standard Fixed Account   1-, 3-*, 5-*, and 7-*                  N/A
Option                   year guarantee periods
-----------------------------------------------------------------------------------
MVA Fixed Account         3-, 5-, 7-, and 10-    3-, 5-, 7-, and 10- year guarantee
Option**                 year guarantee periods               periods
-----------------------------------------------------------------------------------
Mortality and Expense
Risk Charge                      1.10%                         1.50%
(Base Contract)
-----------------------------------------------------------------------------------
Withdrawal Charge          7/ 7/ 6/ 5/ 4/ 3/ 2                 7/ 6/ 5
(% of purchase payment)
-----------------------------------------------------------------------------------
Withdrawal Charge        Confinement, Terminal         Confinement, Terminal
Waivers                  Illness, Unemployment         Illness, Unemployment
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The table summarizes the availability of the Fixed Account Options in general. Please check with your Morgan Stanley Financial Advisor for specific details for your state.

* Available only in states in which the MVA Fixed Account Option is not offered.

** Not available in states in which the 3-, 5-, or 7-year Standard Fixed Account
   Options are offered.


                                 92  PROSPECTUS

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

 I                                                    =    the Treasury Rate for a maturity equal to the term length of the
                                                           Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;
J                                                     =    the Treasury Rate for a maturity equal to the term length of the
                                                           Market Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the
                                                           Market Value Adjusted Fixed Guarantee Period Account, the date we determine the Death Proceeds, or the Payout Start Date, as the case may be ("Market Value Adjustment Date").
N                                                     =    the number of whole and partial years from the Market Value
                                                           Adjustment Date to the expiration of the term length of the Market
                                                           Value Adjusted Fixed Guarantee Period Account.


Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

                            .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

                     EXAMPLES OF MARKET VALUE ADJUSTMENT
                   $10,000 allocated to a Market Value Adjusted Fixed Guarantee
Purchase Payment:  Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Allstate Variable Annuity*



                EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Contract Value at  = $10,000.00 X (1.045) /3/ = $11,411.66
 End of Contract Year 3:
Step 2: Calculate the Free           = .15 X $10,000 = $1500
 Withdrawal Amount:
Step 3: Calculate the Withdrawal     = .06 X ($10,000 - $1,500) = $510
 Charge:
Step 4: Calculate the Market Value   I   =   4.50%
 Adjustment:                         J   =   4.20%
                                              730 DAYS
                                     N  =   --------   =   2
                                              365 DAYS
                                     Market Value Adjustment Factor: .9 X [I -
                                     (J + .0025)] X N
                                     = .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                     Market Value Adjustment = Market Value
                                     Adjustment Factor X Amount
                                     Subject To Market Value Adjustment:
                                     = .0009 X $11,411.66  = $10.27
Step 5: Calculate the amount          = $11,411.66 - $510 + $10.27 = $10,911.93
 received by Contract owner as a
 result of full withdrawal at the
 end of Contract Year 3:


                                         EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1: Calculate Contract Value at End of Contract Year 3:        = $10,000.00 X (1.045) /3/ = $11,411.66
Step 2: Calculate The Free Withdrawal Amount:                     = .15 X $10,000 =  $1,500
Step 3: Calculate the Withdrawal Charge:                          = 0.06 X ($10,000 - $1,500) = $510
Step 4: Calculate the Market Value Adjustment:                    I   =   4.50%
                                                                  J   =   4.80%
                                                                           730 DAYS
                                                                  N  =    -----------   =   2
                                                                            365 DAYS
                                                                  Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
                                                                  = .9 X [(.045 - (.048 + .0025)] X (2) = -.0099
                                                                  Market Value Adjustment = Market Value Adjustment Factor X
                                                                  Amount Subject To Market Value Adjustment:
                                                                  = -.0099 X $11,411.66 = -$112.98
Step    5: Calculate the amount received by Contract owner as a   = $11,411.66 - $510 -  $112.98 = $10,788.68
 result of full withdrawal at the end of Contract Year 3:





                                 93  PROSPECTUS

   *These examples assume the election of the ALLSTATE VARIABLE ANNUITY CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under the ALLSTATE VARIABLE ANNUITY - L SHARE CONTRACT, which has different expenses and withdrawal charges.




                                 94  PROSPECTUS

APPENDIX C
EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT
--------------------------------------------------------------------------------

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:


Adjusted age of Annuitant on the Payout Start                  65
Date:
-------------------------------------------------------------------------------
Sex of Annuitant:                                             male
-------------------------------------------------------------------------------
Income Plan selected:                                          1
-------------------------------------------------------------------------------
Payment frequency:                                          monthly
-------------------------------------------------------------------------------
Amount applied to variable income payments                $100,000.00
under the Income Plan:
-------------------------------------------------------------------------------





The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:                                 3%
-------------------------------------------------------------------------------
Guaranteed minimum variable income   85% of the initial variable amount income
payment:                                               value
-------------------------------------------------------------------------------


STEP 1 -  CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.




                                 95  PROSPECTUS

APPENDIX D
WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2003



Initial Purchase Payment: $50,000.

                                                                                                 Income Benefit Amount

                                                                                      Contract
                                            Type             Beginning                 Value            Maximum              5%
                                             of              Contract   Transaction    After          Anniversary         Roll-Up
              Date                       Occurrence            Value      Amount     Occurrence          Value            Value**
------------------------------------------------------------------------------------------------------------------------------------
             1/1/04                  Contract Anniversary     $55,000           _     $55,000           $55,000           $52,500
------------------------------------------------------------------------------------------------------------------------------------
             7/1/04                   Partial Withdrawal      $60,000     $15,000     $45,000           $41,250           $40,176
------------------------------------------------------------------------------------------------------------------------------------


The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.


-------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
-------------------------------------------------------------------------------
Partial Withdrawal Amount                                 (a)          $15,000
-------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial               (b)          $60,000
Withdrawal
-------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior          (c)          $55,000
to Partial Withdrawal
-------------------------------------------------------------------------------
Withdrawal Adjustment                                [(a)/(b)]*(c)     $13,750
-------------------------------------------------------------------------------
Adjusted Income Benefit                                                $41,250
-------------------------------------------------------------------------------
5 % ROLL-UP VALUE INCOME BENEFIT**
-------------------------------------------------------------------------------
Total Partial Withdrawal Amount                           (a)          $15,000
-------------------------------------------------------------------------------
STEP I - DOLLAR FOR DOLLAR PORTION
-------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial               (b)          $60,000
Withdrawal
-------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior
to Partial Withdrawal (assumes 181 days worth of          (c)          $53,786
interest on $52,500 and $54,600, respectively)
-------------------------------------------------------------------------------
Partial Withdrawal Amount (Corridor = 5% of               (d)          $ 2,625
Roll-Up Value on 1/1/04)
-------------------------------------------------------------------------------
Dollar for Dollar Withdrawal Adjustment            (e)=(d)*1.05^-0.5   $ 2,562
(discounted for a half year's worth of interest)
-------------------------------------------------------------------------------
Contract Value After Step 1                          (b')=(b)-(d)      $57,375
-------------------------------------------------------------------------------
Adjusted Income Benefit After Step 1                 (c')=(c)-(e)      $51,224
-------------------------------------------------------------------------------
STEP 2 - PROPORTIONAL PORTION
-------------------------------------------------------------------------------
Partial Withdrawal Amount                            (a')=(a)-(d)      $12,375
-------------------------------------------------------------------------------
Proportional Adjustment                             (a')/(b')*(c')     $11,048
-------------------------------------------------------------------------------
Contract Value After Step 2                            (b')-(a')       $45,000
-------------------------------------------------------------------------------
Adjusted Income Benefit After Step 2                                   $40,176
-------------------------------------------------------------------------------



 * For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

** In certain states, the Roll-Up Value Income Benefit accumulates interest on a daily basis at a rate equivalent to 3% per year rather than 5%. If calculations assumed an interest rate of 3% per year, the adjusted income benefit would be lower.


                                 96  PROSPECTUS

APPENDIX E
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2007

Initial Purchase Payment: $50,000

                                                                                                     Death Benefit Amount
                                                                                           -----------------------------------------
                                                       Beginning  Transactio   Contract                     Maximum
                                       Type of         Contract       n       Value After    Purchase     Anniversary    Enhanced
             Date                     Occurrence         Value      Amount    Occurrence   Payment Value     Value      Beneficiary
-----------------------------------------------------------------------------------------------------------------------   Value**
                                                                                                                       -------------
           1/1/2008              Contract Anniversary   $55,000          _      $55,000       $50,000       $55,000       $52,500
------------------------------------------------------------------------------------------------------------------------------------
           7/1/2008               Partial Withdrawal    $60,000    $15,000      $45,000       $37,500       $41,250       $40,339
------------------------------------------------------------------------------------------------------------------------------------


The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.


----------------------------------------------------------------------------------------------
PURCHASE PAYMENT VALUE DEATH BENEFIT
----------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)               $15,000
----------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)               $60,000
----------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to            (c)               $50,000
Partial Withdrawal
----------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)          $12,500
----------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                          $37,500
----------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
----------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)               $15,000
----------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)               $60,000
----------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to            (c)               $55,000
Partial Withdrawal
----------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)          $13,750
----------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                          $41,250
----------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE)
BENEFIT**
----------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)               $15,000
----------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)               $60,000
----------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to
Partial Withdrawal (assumes 181 days worth of interest        (c)               $53,786
on $52,500 and $54,600, respectively)
----------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)          $13,446
----------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                          $40,339
----------------------------------------------------------------------------------------------



 * For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

** Calculations for the Enhanced Beneficiary Protection (Annual Increase) Benefit assumed that interest accumulates on a daily basis at a rate equivalent to 5% per year. In certain states, the benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.


                                 97  PROSPECTUS

APPENDIX F
CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT*
--------------------------------------------------------------------------------

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals                    =    $0
Purchase Payments in the 12 months prior to       =    $0
 death
In-Force Premium                                  =    $100,000
                                                       ($100,000 + $0 - $0)
In-Force Earnings                                 =    $25,000
                                                       ($125,000 - $100,000)
EARNINGS PROTECTION DEATH BENEFIT**               =    40 % * $25,000 = $10,000


Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).




EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                        =    $5,000
                                                           ($10,000-$5,000)
Purchase Payments in the 12 months prior to death     =    $0
In-Force Premium                                      =    $95,000
                                                           ($100,000+$0-$5,000)
In-Force Earnings                                     =    $19,000
                                                           ($114,000-$95,000)
EARNINGS PROTECTION DEATH BENEFIT**                   =    40%*$19,000=$7,600


Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).







                                 98  PROSPECTUS

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                                                =    $30,000
                                                                                   ($50,000-$20,000)
Purchase Payments in the 12 months prior to death                             =    $0
In-Force Premium                                                              =    $120,000
                                                                                    ($110,000+$40,000-$30,000)
In-Force Earnings                                                             =    $20,000
                                                                                   ($140,000-$120,000)
EARNINGS PROTECTION DEATH BENEFIT**                                           =    25%*$20,000=$5,000


In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since 25% of In-Force Earnings is less than 50% of the In-Force Premium (excluding purchase payments in the 12 months prior to death ), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00).


EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and MAV Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                                         =    $0
Purchase Payments in the 12 months prior to death                      =    $0
In-Force Premium                                                       =    $100,000
                                                                            ($100,000+$0-$0)
In-Force Earnings                                                      =    $50,000
                                                                            ($150,000-$100,000)
Earnings Protection Death Benefit**                                    =    40%*$50,000=$20,000

Contract Value                                                         =    $150,000
Death Benefit                                                          =    $160,000
Earnings Protection Death Benefit                                      =    $20,000
Continuing Contract Value                                              =    $180,000
                                                                            ($160,000+$20,000)


Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In--


                                 99  PROSPECTUS

Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70 , and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).


                                100  PROSPECTUS

APPENDIX G
WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION BENEFIT*
--------------------------------------------------------------------------------

ISSUE DATE: January 2, 2007

INITIAL PURCHASE PAYMENT: $50,000

INITIAL BENEFIT BASE: $50,000

                                                     Beginning                Contract
                                    Type of          Contract   Transaction  Value After
           Date                    Occurrence          Value      Amount     Occurrence    Benefit Base
--------------------------------------------------------------------------------------------------------
         1/2/2008             Contract Anniversary    $55,000           _      $55,000       $50,000
--------------------------------------------------------------------------------------------------------
         7/2/2008              Partial Withdrawal     $60,000     $15,000      $45,000       $37,500
--------------------------------------------------------------------------------------------------------


The following shows how we compute the adjusted Benefit Bases in the example above. Please note the withdrawal reduces the Benefit Bases by the same proportion as the withdrawal reduces the Contract Value.


----------------------------------------------------------------------------------------------
BENEFIT BASE
----------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)               $15,000
----------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)               $60,000
----------------------------------------------------------------------------------------------
Value of Benefit Base Amount Immediately Prior to             (c)               $50,000
Partial Withdrawal
----------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)          $12,500
----------------------------------------------------------------------------------------------
Adjusted Benefit Base                                                           $37,500
----------------------------------------------------------------------------------------------



 * For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.


                                101  PROSPECTUS

APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1:  Assume you purchase an Allstate Variable Annuity contract with a
----------
$100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000. Your Benefit Payment is $8,000, which is 8% of your initial purchase payment. Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.



Example 2:  Assume Example 1 is continued and an additional purchase payment of
----------
$40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000). The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000). The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).



Example 3:  Assume Example 1 is continued and a withdrawal of $8,000 is made
----------
during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000). The Benefit Payment is unchanged and remains $8,000. The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).



Example 4:  Assume example 1 is continued and a withdrawal of $25,000 is made
----------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000. The Benefit
Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% x ($130,000-$25,000))=$8,000. There is no Benefit Payment
Remaining because the withdrawal has reduced it to $0.



Example 5:  Assume example 3 is continued and an additional withdrawal of $5,000
----------
is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000. The Benefit
Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% x ($60,000-$5,000))=$4,400. The Benefit Payment Remaining is
unchanged at $0.



Example 6:  Assume example 5 is continued and an additional Purchase Payment of
----------
40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000). The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000). The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).





                                102  PROSPECTUS

Example 7:  Assume example 6 is continued and an additional withdrawal of $3,200
----------
is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200). The Benefit Payment is unchanged and remains $7,600. The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).


                                103  PROSPECTUS

APPENDIX I- SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1:  Assume you purchase an Allstate Variable Annuity contract with a
----------
$100,000 initial purchase payment and add the SureIncome Plus Option at issue.



Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.



Example 2:  Assume Example 1 is continued and an additional purchase payment of
----------
$40,000 is made in the first Benefit Year.



The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment
 ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).



Example 3:  Assume Example 1 is continued and a withdrawal of $8,000 is made
----------
during the first Benefit Year.



The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).



Example 4:  Assume Example 1 is continued and a withdrawal of $25,000 is made
----------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000-$25,000))=$8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.


                                104  PROSPECTUS

Example 5:  Assume Example 3 is continued and an additional withdrawal of $5,000
----------
is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000-$5,000))=$4,400.

The Benefit Payment Remaining is unchanged at $0.



Example 6:  Assume Example 5 is continued and an additional Purchase Payment of
----------
40,000 is made in the same year (the first Benefit Year).



The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment
 ($4,400) plus 8% of your additional purchase payment ($40,000).

 The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).



Example 7:  Assume Example 6 is continued and an additional withdrawal of $3,200
----------
is taken in the same year (the first Benefit Year).



The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).



Example 8:  Assume Example 1 is continued and on the first Contract Anniversary
----------
the Contract Value prior to deduction of annual fees is $160,000.



The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).


                                105  PROSPECTUS

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.



Example 9:  Assume Example 8 is continued, no withdrawals or purchase payments
----------
are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.



The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.


                                106  PROSPECTUS

APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1:  Assume you purchase an Allstate Variable Annuity contract with
----------
$100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).



Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.



Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% x current Benefit Base ($5,000 = 5% x $100,000, assuming your Benefit Base is still $100,000).



Example 2:  Assume Example 1 is continued and an additional purchase payment of
----------
$40,000 is made in the first Benefit Year.



The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment
 ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).



Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% x current Benefit Base ($7,000 = 5% x $140,000, assuming your Benefit Base is still $140,000).



Example 3a:  Assume Example 1 is continued and the first withdrawal, equal to
-----------
$4,000, is made during the first Benefit Year.



The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).



Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.


                                107  PROSPECTUS

Example 3b:  Assume Example 1 is continued and the first withdrawal, equal to
-----------
$5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).



The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% x current Benefit Base (5% x $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).



Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.



Example 3c:  Assume Example 1 is continued and the first withdrawal, equal to
-----------
$6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).



The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% x current Benefit Base (6% x $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).



Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.



Example 4a:  Assume Example 1 is continued and a withdrawal of $25,000 is made
-----------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% x $75,000)=$3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.



Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.


                                108  PROSPECTUS

Example 4b:  Assume Example 1 is continued and a withdrawal of $25,000 is made
-----------
during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).
 Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% x current Benefit Base prior to the withdrawal (5% x $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% x $75,000)=$3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.



Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.



Example 5:  Assume Example 3a is continued and an additional withdrawal of
----------
$5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000)=$55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula: the lesser of ($4,000) and (4% x $55,000)=$2,200.



Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).



The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment
 ($2,200) plus 4% of your additional purchase payment ($40,000).

 The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).



Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600
----------
is taken in the same year (the first Benefit Year).




                                109  PROSPECTUS

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).



Example 8:  Assume Example 1 is continued and on the first Contract Anniversary
----------
the Contract Value prior to deduction of annual fees is $160,000.



The SureIncome For Life Option Fee is $650, which is 0.65% x the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.



Note: The Benefit Payment remains $6,374 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior
Contract Anniversaries has not increased the Benefit Payment).   At that point,
if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% x current Benefit Base ($7,967.50 = 5% x $159,350, assuming your Benefit Base is still $159,350).



Example 9:  Assume Example 8 is continued, no withdrawals or purchase payments
----------
are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.



The SureIncome For Life Option Fee is $1,035.78, which is 0.65% x the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% x the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.


                                110  PROSPECTUS

APPENDIX K- ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-654-2397 to obtain a copy of the Statement of Additional Information.

In addition, no Accumulation Unit Values are shown for Contracts with administrative expense charges of 0.30% which applies to Contracts purchased on or after January 1, 2005, and prior to October 17, 2005; effective October 17, 2005, and thereafter, the administrative expense charge applied to such Contracts is 0.19%.


ALLSTATE VARIABLE ANNUITY CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------

* The Allstate Variable Annuity Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts on May 1, 2003, except for the AIM V.I. Mid Cap Core Equity - Series II Sub-Account, FTVIP Franklin High Income Securities - Class 2 Sub-Account, FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Mutual Shares Securities - Class 2 Sub-Account, and FTVIP Templeton Foreign Securities - Class 2 Sub-Account, which were first offered under the Contracts on May 1, 2004, and the AllianceBernstein VPS International Value - Class B Sub-Account, the AllianceBernstein VPS Utility Income - Class B Sub-Account, the AllianceBernstein VPS Value - Class B Sub-Account, the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, the Fidelity VIP Growth & Income - Service Class 2 Sub-Account, the Fidelity VIP High Income - Service Class 2 Sub-Account, the Fidelity VIP Mid Cap - Service Class 2 Sub-Account, the FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account, the FTVIP Mutual Discovery Securities - Class 2 Sub-Account, the Goldman Sachs VIT Structured Small Cap Equity Sub-Account, the Goldman Sachs VIT Structured U.S. Equity Sub-Account, the Goldman Sachs VIT Growth and Income Sub-Account, the Goldman Sachs VIT Mid Cap Value Sub-Account and the Putnam VT New Value - Class IB Sub-Account which were first offered under the Contracts on April 30, 2005, and the AIM V.I. Core Equity - Series II Sub-Account, the Fidelity VIP Money Market - Service Class 2 Sub-Account, the PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account, PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account, PIMCO VIT Real Return - Advisor Shares Sub-Account, PIMCO VIT Total Return - Advisor Shares Sub-Account and the Van Kampen UIF International Growth Equity, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.10% and an administration expense charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,              2003      2004        2005        2006
----------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.234  $   13.583   $   16.455
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.234  $   13.583  $   16.455   $   17.484
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               24,578      35,573      37,997       37,633
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Dividend Growth - Class Y Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.260  $   13.095   $   13.619
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.260  $   13.095  $   13.619   $   14.900
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              237,797     556,690     590,383      513,182
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Equity - Class Y Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.884  $   13.005   $   15.136
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.884  $   13.005  $   15.136   $   15.526
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              180,194     463,438     529,631      475,152
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS European Equity - Class Y Sub-Account/(1)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.690  $   14.090   $   15.071
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.690  $   14.090  $   15.071   $   19.322
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               65,859     102,460      94,898       90,663
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Advantage - Class Y Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.603  $   13.968   $   14.677
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.603  $   13.968  $   14.677   $   17.147
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               10,209      19,661      18,678       17,635
----------------------------------------------------------------------------------------------------------------------
                                 111 PROSPECTUS

Morgan Stanley VIS Global Dividend Growth - Class Y Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.971  $   14.679   $   15.385
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.971  $   14.679  $   15.385   $   18.468
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              150,827     331,007     355,868      304,398
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS High Yield - Class Y Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.331  $   12.255   $   12.330
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.331  $   12.255  $   12.330   $   13.268
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               95,060     191,354     181,345      165,461
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Builder - Class Y Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.666  $   12.750   $   13.430
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.666  $   12.750  $   13.430   $   15.108
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               83,633     132,998     130,194      112,840
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Plus - Class Y Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   10.311  $   10.694   $   10.881
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 10.311  $   10.694  $   10.881   $   11.315
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              285,576   1,071,611   2,234,712    2,686,693
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(1)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   10.018  $   10.005   $   10.025
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 10.018  $   10.005  $   10.025   $   10.295
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              337,847     691,339   1,064,766    1,070,500
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market - Class Y Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $    9.936  $    9.868   $    9.988
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $  9.936  $    9.868  $    9.988   $   10.289
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              184,536     812,228   1,150,064    1,226,200
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS S&P 500 Index - Class Y Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.114  $   13.188   $   13.596
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.114  $   13.188  $   13.596   $   15.462
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              380,784     779,233   1,205,985    1,252,976
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist - Class Y Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.034  $   13.080   $   13.953
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.034  $   13.080  $   13.953   $   15.805
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              156,369     290,870     341,132      321,608
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Utilities - Class Y Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.505  $   13.660   $   15.420
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.505  $   13.660  $   15.420   $   18.270
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               30,741      45,533      95,239       90,617
----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account/(//2,3//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.319  $   12.299   $   13.614
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.319  $   12.299  $   13.614   $   14.891
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               32,114     141,903     159,451      158,346
----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity, Class II Sub-Account /(//3//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   14.912  $   18.105   $   23.907
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 14.912  $   18.105  $   23.907   $   32.371
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               35,093     100,831     166,567      223,116
----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(//3//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.715  $   12.423   $   13.561
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.715  $   12.423  $   14.161   $   15.070
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              121,087     179,761     189,322      488,356
----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(//3//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.622  $   12.793   $   14.161
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.622  $   12.793  $   13.561   $   14.512
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              125,143     215,383     424,921      176,167
----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(//3//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.251  $   13.637   $   15.073
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.251  $   13.637  $   15.073   $   18.080
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               91,178     311,486     581,451      726,809
----------------------------------------------------------------------------------------------------------------------

                                 112 PROSPECTUS

Van Kampen UIF International Growth Equity, Class II Sub-Account/(3)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -           -   $   10.000
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -           -   $   10.761
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -           -       66,650
----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(//3//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   13.116  $   15.727   $   18.210
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 13.116  $   15.727  $   18.210   $   19.618
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              104,776     190,348     270,496      310,882
----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(//3//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   13.621  $   15.993   $   17.821
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 13.621  $   15.993  $   17.821   $   19.674
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              104,846     150,004     165,471      151,653
----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(//3//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   13.408  $   15.158   $   16.781
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 13.408  $   15.158  $   16.781   $   19.981
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              162,337     366,700     592,052      628,145
----------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(//3//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.785  $   17.172   $   19.791
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.785  $   17.172  $   19.791   $   26.896
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               95,259     267,480     385,379      379,250
----------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.864  $   14.589   $   16.001
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.864  $   14.589  $   16.001   $   16.573
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               64,393      91,273      90,402       90,586
----------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.525  $   14.519   $   14.921
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.525  $   14.519  $   14.921   $   17.092
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              611,638   1,368,363   2,024,042    2,064,458
----------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.853  $   12.493   $   13.275
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.853  $   12.493  $   13.275   $   13.448
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              105,623     143,473     181,523      174,613
----------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.423  $   13.994   $   15.157
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.423  $   13.994  $   15.157   $   17.352
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              346,255     706,160     998,766    1,008,188
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.922  $   14.138   $   14.713
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.922  $   14.138  $   14.713   $   16.404
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               93,006     197,926     205,195      175,011
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.268  $   12.876   $   13.801
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.268  $   12.876  $   13.801   $   14.449
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               41,151      74,440      78,672       66,299
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 --          --          --   $   10.000
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       --          --          --   $   10.804
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   --          --          --       59,634
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $   10.000  $   10.826   $   11.463
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $   10.826  $   11.463   $   12.559
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -      41,968      87,736       75,209
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income - Class B Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.313  $   13.518   $   13.957
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.313  $   13.518  $   13.957   $   16.118
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              186,043     415,731     444,440      392,648
----------------------------------------------------------------------------------------------------------------------

                                 113 PROSPECTUS

AllianceBernstein VPS Growth - Class B Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.479  $   14.108   $   15.547
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.479  $   14.108  $   15.547   $   15.157
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               84,678     170,808     369,989      387,737
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS International Value - Class B Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   11.902
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   11.902   $   15.875
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     347,354      662,259
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.511  $   12.311   $   13.956
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.511  $   12.311  $   13.956   $   13.688
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               61,318     104,368     129,269      116,723
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   13.642  $   16.034   $   16.877
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 13.642  $   16.034  $   16.877   $   19.026
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              128,236     220,201     394,485      422,123
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Utility Income - Class B Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   10.978
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   10.978   $   13.383
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -      46,526       85,825
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value - Class B Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   10.757
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   10.757   $   12.852
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -      58,921      107,014
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   11.917
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   11.917   $   13.108
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     557,027      934,340
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   11.114
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   11.114   $   12.382
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     148,705      257,982
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   10.498
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   10.498   $   11.506
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     130,227      227,510
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   12.136
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   12.136   $   13.466
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     226,223      356,831
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -           -   $   10.000
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -           -   $   10.235
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -           -      114,860
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   11.178
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   11.178   $   11.608
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -      40,690       94,418
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin High Income Securities - Class 2 Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $   10.000  $   10.717   $   10.930
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $   10.717  $   10.930   $   11.800
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -     126,010     201,704      182,881
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $   10.000  $   11.263   $   11.297
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $   11.263  $   11.297   $   13.185
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -     117,847     701,458      908,698
----------------------------------------------------------------------------------------------------------------------

                                 114 PROSPECTUS

FTVIP Mutual Discovery Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   11.405
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   11.405   $   13.854
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -      76,341      155,329
----------------------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $   10.000  $   10.974   $   11.976
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $   10.974  $   11.976   $   13.995
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -      89,975     415,887      488,856
----------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $   10.000  $   11.543   $   12.553
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $   11.543  $   12.553   $   15.049
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -      91,246     664,497      828,191
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth and Income Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   10.546
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   10.546   $   12.766
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     109,697      149,560
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Sub-Account/(1)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   11.401
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   11.401   $   13.074
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     203,640      222,560
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   11.367
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   11.367   $   12.598
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     347,710      450,996
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured U.S. Equity Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   11.295
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   11.295   $   12.587
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     154,801      252,665
----------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -           -   $   10.000
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -           -   $    9.517
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -           -       40,712
----------------------------------------------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -           -   $   10.000
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -           -   $   10.732
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -           -       10,024
----------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return - Advisor Shares Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -           -   $   10.000
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -           -   $   10.146
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -           -       37,825
----------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return - Advisor Shares Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -           -   $   10.000
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -           -   $   10.329
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -           -      311,062
----------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.342  $   12.114   $   12.437
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.342  $   12.114  $   12.437   $   13.740
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               59,242      89,594     105,484       97,467
----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.318  $   13.510   $   14.034
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.318  $   13.510  $   14.034   $   16.057
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                8,159      83,914      93,677       80,043
----------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.688  $   14.553   $   16.118
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.688  $   14.553  $   16.118   $   20.321
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               71,672     165,086     239,237      238,989
----------------------------------------------------------------------------------------------------------------------

                                 115 PROSPECTUS

Putnam VT Investors - Class IB Sub-Account /(//5//)/
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   12.184  $   13.547   $   14.550
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.184  $   13.547  $   14.550   $   16.364
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                8,159       5,886       4,547        3,355
----------------------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -           -  $   10.000   $   10.948
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -           -  $   10.948   $   12.538
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -           -     254,363      372,360
----------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $   11.752  $   12.184   $   12.712
----------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.752  $   12.184  $   12.712   $   13.230
----------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               63,955     135,230     164,024      169,816
----------------------------------------------------------------------------------------------------------------------


(1) Effective May 1, 2006, the Goldman Sachs VIT Mid Cap Value Fund, Morgan Stanley VIS European Equity Portfolio - Class Y and Morgan Stanley VIS Limited Duration Portfolio - Class Y are no longer available for new investments. If you are currently invested in theVariable Sub-Accounts that invest in these Portfolios you may continue your investments. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective May 1, 2005, the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If prior to May 1, 2005, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(4) Effective May 1, 2006, AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program, unless you instruct us otherwise. Outside of these automatic transaction programs, additional allocations will not be allowed.

(5) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account is no
longer available for new investments.   If you are currently invested in this
Variable Sub-Account, you may continue your investment. If prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.


                                116  PROSPECTUS

ALLSTATE VARIABLE ANNUITY CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------

* The Allstate Variable Annuity Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts with the MAV Death Benefit Option, the Enhanced Beneficiary Protection (Annual Increase) Option and the Earnings Protection Death Benefit Option on May 1, 2003, except for the AIM V.I. Mid Cap Core Equity - Series II Sub-Account, FTVIP Franklin High Income Securities - Class 2 Sub-Account, FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Mutual Shares Securities - Class 2 Sub-Account, and FTVIP Templeton Foreign Securities - Class 2 Sub-Account, which were first offered under the Contracts on May 1, 2004, and the AllianceBernstein VPS International Value - Class B Sub-Account, the AllianceBernstein VPS Utility Income - Class B Sub-Account, the AllianceBernstein VPS Value - Class B Sub-Account, the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, the Fidelity VIP Growth & Income - Service Class 2 Sub-Account, the Fidelity VIP High Income - Service Class 2 Sub-Account, the Fidelity VIP Mid Cap - Service Class 2 Sub-Account, the FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account, the FTVIP Mutual Discovery Securities - Class 2 Sub-Account, the Goldman Sachs VIT Structured Small Cap Equity Sub-Account, the Goldman Sachs VIT Structured U.S. Equity Sub-Account, the Goldman Sachs VIT Growth and Income Sub-Account, the Goldman Sachs VIT Mid Cap Value Sub-Account and the Putnam VT New Value - Class IB Sub-Account which were first offered under the Contracts on April 30, 2005, and the AIM V.I. Core Equity - Series II Sub-Account, the Fidelity VIP Money Market - Service Class 2 Sub-Account, the PIMCO VIT CommodityRealReturn Strategy
- Advisor Shares Sub-Account, PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account, PIMCO VIT Real Return - Advisor Shares Sub-Account, PIMCO VIT Total Return - Advisor Shares Sub-Account and the Van Kampen UIF International Growth Equity, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.00% and an administration expense charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,                 2003     2004      2005      2006
------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.159  $ 13.377   $ 16.058
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.159  $ 13.377  $ 16.058   $ 16.908
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    189       951       951        951
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Dividend Growth - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.185  $ 12.897   $ 13.291
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.185  $ 12.897  $ 13.291   $ 14.408
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 20,116    18,199    22,604     20,625
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Equity - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.812  $ 12.808   $ 14.771
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.812  $ 12.808  $ 14.771   $ 15.014
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 22,754    25,327    23,766     22,872
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS European Equity - Class Y Sub-Account/(1)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.613  $ 13.877   $ 14.708
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.613  $ 13.877  $ 14.708   $ 18.685
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  3,061     3,942     3,940      3,935
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Advantage - Class Y Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.526  $ 13.757   $ 14.323
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.526  $ 13.757  $ 14.323   $ 16.581
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    979         0         0          0
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Dividend Growth - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.892  $ 14.457   $ 15.014
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.892  $ 14.457  $ 15.014   $ 17.859
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  5,234    11,314    12,341     11,659
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS High Yield - Class Y Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.262  $ 12.069   $ 12.033
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.262  $ 12.069  $ 12.033   $ 12.830
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  5,624     5,399     7,464      7,040
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Builder - Class Y Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.595  $ 12.556   $ 13.106
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.595  $ 12.556  $ 13.106   $ 14.610
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    388       388     6,319      5,300
------------------------------------------------------------------------------------------------------------------

                                 117 PROSPECTUS

Morgan Stanley VIS Income Plus - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 10.248  $ 10.532   $ 10.619
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $10.248  $ 10.532  $ 10.619   $ 10.942
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 36,354    31,834    50,822     41,532
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(1)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $  9.957  $  9.853   $  9.783
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $ 9.957  $  9.853  $  9.783   $  9.955
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 22,303    25,373    23,571     22,489
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $  9.875  $  9.719   $  9.747
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $ 9.875  $  9.719  $  9.747   $  9.950
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 45,906   100,138   106,824    102,072
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS S&P 500 Index - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.040  $ 12.988   $ 13.268
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.040  $ 12.988  $ 13.268   $ 14.953
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 15,094    15,844    23,949     22,947
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.961  $ 12.882   $ 13.617
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.961  $ 12.882  $ 13.617   $ 15.284
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 14,926    15,995    13,820     12,721
------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Utilities - Class Y Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.435  $ 13.453   $ 15.048
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.435  $ 13.453  $ 15.048   $ 17.668
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  1,101     1,096     1,052      1,007
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account/(//2,3//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.250  $ 12.113   $ 13.286
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.250  $ 12.113  $ 13.286   $ 14.400
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 15,238       793       676        593
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 14.821  $ 17.831   $ 23.331
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $14.821  $ 17.831  $ 23.331   $ 31.304
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 12,008       578     1,273      1,273
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.551  $ 12.599   $ 13.234
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.551  $ 12.599  $ 13.234   $ 14.573
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  4,382     8,845     7,060      7,902
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.643  $ 12.234   $ 13.820
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.643  $ 12.234  $ 13.820   $ 14.033
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    732     1,444     2,590      2,582
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.176  $ 13.430   $ 14.710
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.176  $ 13.430  $ 14.710   $ 17.484
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  1,170     4,254    12,144     12,292
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF International Growth Equity, Class II Sub-Account/(3)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -         -   $ 10.000
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -         -   $ 10.695
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         -          0
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 13.036  $ 15.489   $ 17.772
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $13.036  $ 15.489  $ 17.772   $ 18.972
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  6,524     7,472     7,621      7,340
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 13.538  $ 15.751   $ 17.392
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $13.538  $ 15.751  $ 17.392   $ 19.025
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 12,094     7,725     7,880      7,706
------------------------------------------------------------------------------------------------------------------

                                 118 PROSPECTUS

Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 13.327  $ 14.928   $ 16.376
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $13.327  $ 14.928  $ 16.376   $ 19.322
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 13,892     9,406    10,565     10,421
------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.707  $ 16.912   $ 19.314
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.707  $ 16.912  $ 19.314   $ 26.009
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  2,217     7,785     8,404      7,578
------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.785  $ 14.368   $ 15.616
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.785  $ 14.368  $ 15.616   $ 16.027
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    428     1,015       429        427
------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.449  $ 14.299   $ 14.561
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.449  $ 14.299  $ 14.561   $ 16.529
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 73,598    44,257    49,881     49,325
------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.781  $ 12.304   $ 12.955
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.781  $ 12.304  $ 12.955   $ 13.004
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  7,119     5,330     4,868      4,578
------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.347  $ 13.782   $ 14.792
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.347  $ 13.782  $ 14.792   $ 16.780
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 52,658    27,103    32,255     30,931
------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.843  $ 13.924   $ 14.359
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.843  $ 13.924  $ 14.359   $ 15.863
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  2,967     4,311     3,964      3,935
------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.193  $ 12.681   $ 13.468
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.193  $ 12.681  $ 13.468   $ 13.972
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  1,401       895       890        885
------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -         -   $ 10.000
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -         -   $ 10.738
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         -      8,630
------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -  $ 10.000  $ 10.760   $ 11.290
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -  $ 10.760  $ 11.290   $ 12.256
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         0         0          0
------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income - Class B Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.238  $ 13.313   $ 13.621
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.238  $ 13.313  $ 13.621   $ 15.586
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 30,085    30,581    32,696     30,707
------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth - Class B Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.403  $ 13.894   $ 15.172
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.403  $ 13.894  $ 15.172   $ 14.657
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  5,243     6,926     6,809      6,796
------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS International Value - Class B Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 11.829
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 11.829   $ 15.635
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -     3,437      3,209
------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.441  $ 12.124   $ 13.620
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.441  $ 12.124  $ 13.620   $ 13.237
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  5,752    11,686    11,685     11,263
------------------------------------------------------------------------------------------------------------------

                                 119 PROSPECTUS

AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 13.558  $ 15.791   $ 16.471
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $13.558  $ 15.791  $ 16.471   $ 18.399
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  5,419     7,226     7,449      7,250
------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Utility Income - Class B Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 10.911
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 10.911   $ 13.180
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -     1,315        293
------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value - Class B Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 10.691
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 10.691   $ 12.657
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         0          0
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 11.844
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 11.844   $ 12.910
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -     6,441      6,854
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 11.046
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 11.046   $ 12.194
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -       366      1,882
------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 10.434
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 10.434   $ 11.331
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -     3,328      2,044
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 12.062
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 12.062   $ 13.262
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -       290        269
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -         -   $ 10.000
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -         -   $ 10.172
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         -          0
------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 11.110
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 11.110   $ 11.432
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         0          0
------------------------------------------------------------------------------------------------------------------
FTVIP Franklin High Income Securities - Class 2 Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -  $ 10.000  $ 10.652   $ 10.764
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -  $ 10.652  $ 10.764   $ 11.515
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -     1,781     2,337      2,364
------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -  $ 10.000  $ 11.194   $ 11.126
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -  $ 11.194  $ 11.126   $ 12.868
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -     1,924     2,412      2,245
------------------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 11.335
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 11.335   $ 13.644
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -     3,984      3,791
------------------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -  $ 10.000  $ 10.907   $ 11.795
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -  $ 10.907  $ 11.795   $ 13.658
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -     7,597     8,427      8,625
------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -  $ 10.000  $ 11.472   $ 12.363
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -  $ 11.472  $ 12.363   $ 14.686
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         0     1,345      1,891
------------------------------------------------------------------------------------------------------------------

                                 120 PROSPECTUS

Goldman Sachs VIT Growth and Income Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 10.481
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 10.481   $ 12.573
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -       693        531
------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Sub-Account/(1)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 11.331
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 11.331   $ 12.875
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         0          0
------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 11.298
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 11.298   $ 12.407
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -       607      1,238
------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured U.S. Equity Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 11.226
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 11.226   $ 12.397
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -       791      1,419
------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -         -   $ 10.000
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -         -   $  9.458
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         -          0
------------------------------------------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -         -   $ 10.000
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -         -   $ 10.666
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         -          0
------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return - Advisor Shares Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -         -   $ 10.000
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -         -   $ 10.084
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         -          0
------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return - Advisor Shares Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -         -   $ 10.000
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -         -   $ 10.265
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -         -          0
------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.273  $ 11.931   $ 12.137
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.273  $ 11.931  $ 12.137   $ 13.287
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      0     1,133         0          0
------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.243  $ 13.306   $ 13.695
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.243  $ 13.306  $ 13.695   $ 15.528
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 14,285    12,788    11,515     10,443
------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.611  $ 14.333   $ 15.730
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.611  $ 14.333  $ 15.730   $ 19.651
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    128     2,233     1,975      1,950
------------------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account /(//5//)/
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 12.109  $ 13.342   $ 14.199
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $12.109  $ 13.342  $ 14.199   $ 15.825
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      0         0         0          0
------------------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    -         -  $ 10.000   $ 10.881
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          -         -  $ 10.881   $ 12.348
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                      -         -     1,554        902
------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              $10.000  $ 11.680  $ 11.999   $ 12.405
------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    $11.680  $ 11.999  $ 12.405   $ 12.794
------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  2,470     2,601     2,052      2,064
------------------------------------------------------------------------------------------------------------------


                                121  PROSPECTUS

(1) Effective May 1, 2006, the Goldman Sachs VIT Mid Cap Value Fund, Morgan Stanley VIS European Equity Portfolio - Class Y and Morgan Stanley VIS Limited Duration Portfolio - Class Y are no longer available for new investments. If you are currently invested in theVariable Sub-Accounts that invest in these Portfolios you may continue your investments. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective May 1, 2005, the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If prior to May 1, 2005, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(4) Effective May 1, 2006, AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program, unless you instruct us otherwise. Outside of these automatic transaction programs, additional allocations will not be allowed.

(5) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account is no
longer available for new investments.   If you are currently invested in this
Variable Sub-Account, you may continue your investment. If prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.


                                122  PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------

* The Allstate Variable Annuity-L Share Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts on May 1, 2003, except for the AIM V.I. Mid Cap Core Equity - Series II Sub-Account, FTVIP Franklin High Income Securities - Class 2 Sub-Account, FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Mutual Shares Securities - Class 2 Sub-Account, and FTVIP Templeton Foreign Securities - Class 2 Sub-Account, which were first offered under the Contracts on May 1, 2004, and the AllianceBernstein VPS International Value - Class B Sub-Account, the AllianceBernstein VPS Utility Income - Class B Sub-Account, the AllianceBernstein VPS Value - Class B Sub-Account, the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, the Fidelity VIP Growth & Income - Service Class 2 Sub-Account, the Fidelity VIP High Income - Service Class 2 Sub-Account, the Fidelity VIP Mid Cap - Service Class 2 Sub-Account, the FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account, the FTVIP Mutual Discovery Securities - Class 2 Sub-Account, the Goldman Sachs VIT Structured Small Cap Equity Sub-Account, the Goldman Sachs VIT Structured U.S. Equity Sub-Account, the Goldman Sachs VIT Growth and Income Sub-Account, the Goldman Sachs VIT Mid Cap Value Sub-Account and the Putnam VT New Value - Class IB Sub-Account which were first offered under the Contracts on April 30, 2005, and the AIM V.I. Core Equity - Series II Sub-Account, the Fidelity VIP Money Market - Service Class 2 Sub-Account, the PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account, PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account, PIMCO VIT Real Return - Advisor Shares Sub-Account, PIMCO VIT Total Return - Advisor Shares Sub-Account and the Van Kampen UIF International Growth Equity, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administration expense charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,              2003      2004      2005        2006
--------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.201  $   13.491   $   16.278
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.201  $ 13.491  $   16.278   $   17.226
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                6,634    10,689      21,194       26,698
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Dividend Growth - Class Y Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.227  $   13.007   $   13.473
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.227  $ 13.007  $   13.473   $   14.680
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               66,915   240,939     294,781      280,797
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Equity - Class Y Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.852  $   12.918   $   14.973
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.852  $ 12.918  $   14.973   $   15.297
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               46,977   184,114     279,675      435,170
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS European Equity - Class Y Sub-Account/(1)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.656  $   13.995   $   14.909
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.656  $ 13.995  $   14.909   $   19.037
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               15,404    35,187      39,213       25,159
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Advantage - Class Y Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.568  $   13.874   $   14.519
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.568  $ 13.874  $   14.519   $   16.894
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               11,186    16,323      16,425       14,916
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Dividend Growth - Class Y Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.936  $   14.580   $   15.219
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.936  $ 14.580  $   15.219   $   18.195
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               78,822   127,171     144,625      123,985
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS High Yield - Class Y Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.301  $   12.172   $   12.197
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.301  $ 12.172  $   12.197   $   13.072
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               65,540   163,222     175,113      142,566
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Builder - Class Y Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.634  $   12.664   $   13.285
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.634  $ 12.664  $   13.285   $   14.885
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               21,733    47,530      54,141       49,117
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Plus - Class Y Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 10.283  $   10.622   $   10.764
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 10.283  $ 10.622  $   10.764   $   11.148
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              184,686   643,073   1,462,440    1,916,928
--------------------------------------------------------------------------------------------------------------------

                                 123 PROSPECTUS

Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(1)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $  9.991  $    9.937   $    9.917
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $  9.991  $  9.937  $    9.917   $   10.143
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              206,331   413,637     657,808      667,110
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market - Class Y Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $  9.909  $    9.802   $    9.881
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $  9.909  $  9.802  $    9.881   $   10.137
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              108,929   428,989     701,011      795,045
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS S&P 500 Index - Class Y Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.081  $   13.099   $   13.449
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.081  $ 13.099  $   13.449   $   15.234
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              103,071   207,780     360,938      490,716
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist - Class Y Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.001  $   12.992   $   13.803
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.001  $ 12.992  $   13.803   $   15.572
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               70,971   147,140     196,467      247,410
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Utilities - Class Y Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.474  $   13.568   $   15.254
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.474  $ 13.568  $   15.254   $   18.000
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                6,583    31,117      42,719       35,485
--------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account/(//2,3//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.288  $   12.216   $   13.468
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.288  $ 12.216  $   13.468   $   14.671
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                9,598    69,282     111,007       95,830
--------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity, Class II Sub-Account /(//3//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 14.872  $   17.983   $   23.650
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 14.872  $ 17.983  $   23.650   $   31.893
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               15,373    39,200     293,630      369,132
--------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(//3//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.590  $   12.707   $   13.415
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.590  $ 12.707  $   13.415   $   14.847
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               31,795   121,831     355,800      514,333
--------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account/ (//3//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.683  $   12.339   $   14.009
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.683  $ 12.339  $   14.009   $   14.298
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               51,300   103,097     105,569       73,771
--------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(//3//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.217  $   13.545   $   14.911
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.217  $ 13.545  $   14.911   $   17.813
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               64,033   234,429     673,072      953,357
--------------------------------------------------------------------------------------------------------------------
Van Kampen UIF International Growth Equity, Class II Sub-Account/(3)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -           -   $   10.000
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -           -   $   10.731
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -           -      110,844
--------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(//3//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 13.080  $   15.621   $   18.015
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 13.080  $ 15.621  $   18.015   $   19.329
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               56,943   107,152     468,020      587,636
--------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(//3//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 13.584  $   15.885   $   17.630
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 13.584  $ 15.885  $   17.630   $   19.384
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               66,608   104,445     105,122       84,445
--------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(//3//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 13.372  $   15.056   $   16.600
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 13.372  $ 15.056  $   16.600   $   19.686
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               88,639   199,551     428,687      494,479
--------------------------------------------------------------------------------------------------------------------

                                 124 PROSPECTUS

Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(//3//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.750  $   17.057   $   19.578
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.750  $ 17.057  $   19.578   $   26.499
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               61,183   172,705     246,519      221,922
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.829  $   14.490   $   15.829
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.829  $ 14.490  $   15.829   $   16.329
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               14,674    22,291      23,151       22,049
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.491  $   14.421   $   14.760
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.491  $ 14.421  $   14.760   $   16.840
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              286,089   699,495   1,601,297    1,655,939
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.821  $   12.409   $   13.132
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.821  $ 12.409  $   13.132   $   13.249
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               67,081   101,974     176,876      193,340
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.390  $   13.900   $   14.994
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.390  $ 13.900  $   14.994   $   17.096
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              176,200   319,496     548,723      594,846
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.887  $   14.042   $   14.555
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.887  $ 14.042  $   14.555   $   16.162
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               29,372    99,790     111,926      105,994
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.234  $   12.789   $   13.652
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.234  $ 12.789  $   13.652   $   14.235
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               12,830    21,060      20,111       19,172
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account /(4)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $ 10.000  $   10.797   $   10.000
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $ 10.797  $   11.386   $   10.775
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -    21,750      58,290       21,343
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.753  $   12.189   $   11.386
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.753  $ 12.189  $   12.626   $   12.424
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                5,582    15,922      20,572       52,964
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income - Class B Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.279  $   13.427   $   13.807
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.279  $ 13.427  $   13.807   $   15.880
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               54,387   166,492     447,898      413,771
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth - Class B Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.446  $   14.013   $   15.380
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.446  $ 14.013  $   15.380   $   14.933
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               28,817    80,635     325,340      424,521
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS International Value - Class B Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   11.870
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   11.870   $   15.768
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -     200,944      538,385
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.480  $   12.228   $   13.806
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.480  $ 12.228  $   13.806   $   13.486
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               40,183    66,960      64,208       50,284
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 13.605  $   15.926   $   16.696
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 13.605  $ 15.926  $   16.696   $   18.746
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               46,809   101,345     461,511      547,841
--------------------------------------------------------------------------------------------------------------------

                                 125 PROSPECTUS

AllianceBernstein VPS Utility Income - Class B Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   10.948
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   10.948   $   13.293
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -      62,544      104,446
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value - Class B Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   10.728
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   10.728   $   12.765
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -      24,330       84,687
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   11.885
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   11.885   $   13.020
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -     588,555    1,179,793
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   11.084
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   11.084   $   12.298
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -     109,025      289,123
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income - Service Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   10.470
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   10.470   $   11.428
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -     105,832      211,031
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   12.103
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   12.103   $   13.375
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -     146,107      305,980
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -           -   $   10.000
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -           -   $   10.207
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -           -      105,566
--------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   11.148
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   11.148   $   11.530
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -      40,286      133,880
--------------------------------------------------------------------------------------------------------------------
FTVIP Franklin High Income Securities - Class 2 Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $ 10.000  $   10.688   $   10.856
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $ 10.688  $   10.856   $   11.673
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -   105,202     171,901      155,403
--------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $ 10.000  $   11.233   $   11.221
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $ 11.233  $   11.221   $   13.044
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -    86,915     769,097    1,446,601
--------------------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   11.374
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   11.374   $   13.760
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -      64,062      133,205
--------------------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $ 10.000  $   10.944   $   11.896
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $ 10.944  $   11.896   $   13.845
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -    51,882     475,155      564,827
--------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -  $ 10.000  $   11.511   $   12.468
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -  $ 11.511  $   12.468   $   14.887
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -    36,969     860,022    1,019,766
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth and Income Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   10.517
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   10.517   $   12.680
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -      76,141      154,410
--------------------------------------------------------------------------------------------------------------------

                                 126 PROSPECTUS

Goldman Sachs VIT Mid Cap Value Sub-Account/(1)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   11.370
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   11.370   $   12.985
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -     121,130      141,849
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   11.336
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   11.336   $   12.513
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -     303,063      551,622
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured U.S. Equity Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   11.265
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   11.265   $   12.502
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -     108,569      255,308
--------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -           -   $   10.000
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -           -   $    9.491
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -           -       78,439
--------------------------------------------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -           -   $   10.000
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -           -   $   10.703
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -           -       13,419
--------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return - Advisor Shares Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -           -   $   10.000
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -           -   $   10.118
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -           -       56,188
--------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return - Advisor Shares Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -           -   $   10.000
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -           -   $   10.300
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -           -      333,924
--------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.311  $   12.033   $   12.303
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.311  $ 12.033  $   12.303   $   13.538
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               50,397    50,051     295,949       78,718
--------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account/(2)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.285  $   13.419   $   13.883
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.285  $ 13.419  $   13.883   $   15.820
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               28,104    34,565      45,145       30,417
--------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.654  $   14.455   $   15.945
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.654  $ 14.455  $   15.945   $   20.022
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               57,292   104,567     199,020      301,515
--------------------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account /(//5//)/
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 12.151  $   13.455   $   14.394
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 12.151  $ 13.455  $   14.394   $   16.123
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                1,120     1,114       1,108          192
--------------------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                  -         -  $   10.000   $   10.918
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                        -         -  $   10.918   $   12.453
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                    -         -     162,309      324,998
--------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager - Class IB Sub-Account
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $ 10.000  $ 11.720  $   12.102   $   12.575
--------------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 11.720  $ 12.102  $   12.575   $   13.035
--------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               44,404    93,142     148,490      154,681
--------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, the Goldman Sachs VIT Mid Cap Value Fund, Morgan Stanley VIS European Equity Portfolio - Class Y and Morgan Stanley VIS Limited Duration Portfolio - Class Y are no longer available for new investments. If you are currently invested in theVariable Sub-Accounts that invest in these Portfolios you may continue your investments. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.


                                127  PROSPECTUS

(2) Effective May 1, 2005, the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If prior to May 1, 2005, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(4) Effective May 1, 2006, AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program, unless you instruct us otherwise. Outside of these automatic transaction programs, additional allocations will not be allowed.

(5) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account is no
longer available for new investments.   If you are currently invested in this
Variable Sub-Account, you may continue your investment. If prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.


                                128  PROSPECTUS

ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------

* The Allstate Variable Annuity-L Share Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts with the MAV Death Benefit Option, the Enhanced Beneficiary Protection (Annual Increase) Option and the Earnings Protection Death Benefit Option on May 1, 2003, except for the AIM V.I. Mid Cap Core Equity - Series II Sub-Account, FTVIP Franklin High Income Securities - Class 2 Sub-Account, FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Mutual Shares Securities - Class 2 Sub-Account, and FTVIP Templeton Foreign Securities - Class 2 Sub-Account, which were first offered under the Contracts on May 1, 2004, and the AllianceBernstein VPS International Value - Class B Sub-Account, the AllianceBernstein VPS Utility Income - Class B Sub-Account, the AllianceBernstein VPS Value - Class B Sub-Account, the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, the Fidelity VIP Growth & Income - Service Class 2 Sub-Account, the Fidelity VIP High Income - Service Class 2 Sub-Account, the Fidelity VIP Mid Cap - Service Class 2 Sub-Account, the FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account, the FTVIP Mutual Discovery Securities - Class 2 Sub-Account, the Goldman Sachs VIT Structured Small Cap Equity Sub-Account, the Goldman Sachs VIT Structured U.S. Equity Sub-Account, the Goldman Sachs VIT Growth and Income Sub-Account, the Goldman Sachs VIT Mid Cap Value Sub-Account and the Putnam VT New Value - Class IB Sub-Account which were first offered under the Contracts on April 30, 2005, and the AIM V.I. Core Equity - Series II Sub-Account, the Fidelity VIP Money Market - Service Class 2 Sub-Account, the PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account, PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account, PIMCO VIT Real Return - Advisor Shares Sub-Account, PIMCO VIT Total Return - Advisor Shares Sub-Account and the Van Kampen UIF International Growth Equity, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.40% and an administration expense charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,              2003     2004     2005     2006
------------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.126  $13.286   $15.884
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.126  $13.286  $15.884   $16.656
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 975    2,497    2,217     2,744
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Dividend Growth - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.152  $12.809   $13.147
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.152  $12.809  $13.147   $14.194
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               9,726   13,250    9,282     8,259
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Equity - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.780  $12.721   $14.611
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.780  $12.721  $14.611   $14.791
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               8,629    6,633    9,698    11,219
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS European Equity - Class Y Sub-Account/(1)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.579  $13.782   $14.548
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.579  $13.782  $14.548   $18.407
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               2,328    3,942    3,757     3,535
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Advantage - Class Y Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.492  $13.663   $14.168
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.492  $13.663  $14.168   $16.334
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               1,841    1,851    1,841     1,807
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Dividend Growth - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.857  $14.359   $14.851
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.857  $14.359  $14.851   $17.593
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               5,126   15,771   10,533    11,598
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS High Yield - Class Y Sub-Account/^^^/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.232  $11.987   $11.902
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.232  $11.987  $11.902   $12.639
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               5,462    8,598    7,542     6,543
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Builder - Class Y Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.563  $12.471   $12.964
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.563  $12.471  $12.964   $14.392
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               3,527    4,145    4,121     2,203
------------------------------------------------------------------------------------------------------------

                                 129 PROSPECTUS

Morgan Stanley VIS Income Plus - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $10.220  $10.460   $10.504
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $10.220  $10.460  $10.504   $10.779
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              13,208   30,413   27,233    29,123
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(1)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $ 9.930  $ 9.786   $ 9.677
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 9.930  $ 9.786  $ 9.677   $ 9.807
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              28,903   45,574   46,747    22,019
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $ 9.848  $ 9.652   $ 9.641
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $ 9.848  $ 9.652  $ 9.641   $ 9.801
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                  34    3,303    3,661    18,115
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS S&P 500 Index - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.007  $12.900   $13.124
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.007  $12.900  $13.124   $14.730
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              10,343   11,431   15,174    18,338
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist - Class Y Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.928  $12.794   $13.469
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.928  $12.794  $13.469   $15.056
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               4,574   11,396   10,665    13,938
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Utilities - Class Y Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.404  $13.362   $14.885
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.404  $13.362  $14.885   $17.405
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               4,063    5,082    2,882        87
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account/(//2,3//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.219  $12.030   $13.142
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.219  $12.030  $13.142   $14.186
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 819    1,348    1,248     1,494
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $14.781  $17.709   $23.078
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $14.781  $17.709  $23.078   $30.838
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   0        6    1,380     2,220
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.611  $12.151   $13.670
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.611  $12.151  $13.670   $13.824
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               6,422    6,273    5,131     5,492
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.519  $12.514   $13.090
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.519  $12.514  $13.090   $14.356
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               4,613    6,479    4,656     3,982
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.143  $13.339   $14.550
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.143  $13.339  $14.550   $17.223
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               3,320    6,166    7,995     8,811
------------------------------------------------------------------------------------------------------------
Van Kampen UIF International Growth Equity, Class II Sub-Account/(3)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -        -   $10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -        -   $10.665
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        -         0
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $13.000  $15.384   $17.579
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $13.000  $15.384  $17.579   $18.689
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              10,978   11,035   10,793    10,759
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $13.501  $15.644   $17.203
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $13.501  $15.644  $17.203   $18.742
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               1,773    3,184    2,113     4,660
------------------------------------------------------------------------------------------------------------

                                 130 PROSPECTUS

Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $13.290  $14.827   $16.199
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $13.290  $14.827  $16.199   $19.035
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               9,060   15,617   13,461    12,152
------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(//3//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.672  $16.797   $19.105
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.672  $16.797  $19.105   $25.622
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               9,699    9,204    8,525     7,469
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.750  $14.270   $15.446
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.750  $14.270  $15.446   $15.788
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               4,072    4,072    4,218     4,206
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.415  $14.201   $14.403
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.415  $14.201  $14.403   $16.282
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              54,058   67,986   63,782    44,758
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.749  $12.220   $12.814
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.749  $12.220  $12.814   $12.811
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               9,005   12,541   12,307    10,564
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.314  $13.689   $14.631
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.314  $13.689  $14.631   $16.530
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                              10,194   22,591   25,043    23,686
------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.808  $13.829   $14.203
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.808  $13.829  $14.203   $15.627
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               7,325    7,540    7,400     6,351
------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.160  $12.595   $13.322
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.160  $12.595  $13.322   $13.764
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               7,325    3,493    3,628     3,264
------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -  $10.000  $10.730   $11.213
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -  $10.730  $11.213   $12.123
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        0        0         0
------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -        -   $10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -        -   $10.709
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        -       943
------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income - Class B Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.204  $13.222   $13.473
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.204  $13.222  $13.473   $15.354
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               7,429   13,342   17,762    14,584
------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth - Class B Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.369  $13.800   $15.008
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.369  $13.800  $15.008   $14.439
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               5,816   16,835   10,239    13,771
------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS International Value - Class B Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $11.797
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $11.797   $15.528
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -    9,446    15,798
------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.410  $12.042   $13.472
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.410  $12.042  $13.472   $13.040
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               3,318    4,534    6,063     6,062
------------------------------------------------------------------------------------------------------------

                                 131 PROSPECTUS

AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $13.521  $15.684   $16.292
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $13.521  $15.684  $16.292   $18.125
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               6,234   11,695   12,398    20,551
------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Utility Income - Class B Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $10.881
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $10.881   $13.091
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        0     4,381
------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value - Class B Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $10.662
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $10.662   $12.571
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -    1,874    20,333
------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $11.812
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $11.812   $12.822
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -    6,639    18,110
------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $11.016
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $11.016   $12.111
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -    2,529     2,146
------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $10.405
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $10.405   $11.254
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -      249         0
------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $12.029
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $12.029   $13.172
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        0     5,260
------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -        -   $10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -        -   $10.144
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        -         0
------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $11.079
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $11.079   $11.354
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        0     3,810
------------------------------------------------------------------------------------------------------------
FTVIP Franklin High Income Securities - Class 2 Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -  $10.000  $10.623   $10.691
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -  $10.623  $10.691   $11.390
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        0        0         0
------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -  $10.000  $11.164   $11.050
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -  $11.164  $11.050   $12.728
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        0   20,756    13,478
------------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $11.304
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $11.304   $13.551
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        0         0
------------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -  $10.000  $10.877   $11.715
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -  $10.877  $11.715   $13.510
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -    1,636    7,047     6,203
------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -  $10.000  $11.441   $12.279
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -  $11.441  $12.279   $14.527
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -      410    2,533     2,484
------------------------------------------------------------------------------------------------------------

                                 132 PROSPECTUS

Goldman Sachs VIT Growth and Income Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $11.267
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $11.267   $12.323
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -    5,369       215
------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Sub-Account/(1)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $11.195
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $11.195   $12.312
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -    6,796       227
------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $10.453
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $10.453   $12.487
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -    2,234     2,533
------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured U.S. Equity Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $11.300
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $11.300   $12.788
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -    1,182     1,177
------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy - Advisor Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -        -   $10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -        -   $ 9.432
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        -         0
------------------------------------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -        -   $10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -        -   $10.637
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        -         0
------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return - Advisor Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -        -   $10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -        -   $10.056
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        -         0
------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return - Advisor Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -        -   $10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -        -   $10.237
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -        -         0
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.242  $11.850   $12.005
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.242  $11.850  $12.005   $13.089
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               2,556    2,552    2,548     2,544
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.210  $13.215   $13.547
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.210  $13.215  $13.547   $15.297
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   0        0        0         0
------------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.577  $14.235   $15.559
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.577  $14.235  $15.559   $19.359
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               6,690   10,996   10,092    10,327
------------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account /(//5//)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $12.076  $13.251   $14.045
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $12.076  $13.251  $14.045   $15.589
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   0        0        0         0
------------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                 -        -  $10.000   $10.851
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                       -        -  $10.851   $12.264
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                   -        -      528       130
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                           $10.000  $11.648  $11.917   $12.271
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                 $11.648  $11.917  $12.271   $12.603
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               1,000    1,219    1,737     1,733
------------------------------------------------------------------------------------------------------------


                                133  PROSPECTUS

(1) Effective May 1, 2006, the Goldman Sachs VIT Mid Cap Value Fund, Morgan Stanley VIS European Equity Portfolio - Class Y and Morgan Stanley VIS Limited Duration Portfolio - Class Y are no longer available for new investments. If you are currently invested in theVariable Sub-Accounts that invest in these Portfolios you may continue your investments. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective May 1, 2005, the AIM V.I. Basic Value - Series II Sub-Account, the AIM V.I. Capital Appreciation - Series II Sub-Account, the AIM V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS Global Advantage - Class Y Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Utilities - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If prior to May 1, 2005, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(4) Effective May 1, 2006, AIM V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the AIM V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs through the AIM V.I. Premier Equity - Series II Sub-Account (the predecessor of the AIM V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the AIM V.I. Core Equity - Series II Sub-Account in accordance with that program, unless you instruct us otherwise. Outside of these automatic transaction programs, additional allocations will not be allowed.

(5) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account is no
longer available for new investments.   If you are currently invested in this
Variable Sub-Account, you may continue your investment. If prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.


                                134  PROSPECTUS

THE ALLSTATE ADVISOR VARIABLE ANNUITIES
(ADVISOR, ADVISOR PREFERRED)

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142
MAILING ADDRESS: P.O. BOX 80469, LINCOLN, NE 68501-0469
TELEPHONE NUMBER: 1-800-203-0068
FAX NUMBER: 1-866-628-1006                        PROSPECTUS DATED MAY 1, 2007
 -------------------------------------------------------------------------------
Allstate Life Insurance Company ("ALLSTATE LIFE") is offering the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):


.. ALLSTATE ADVISOR
.. ALLSTATE ADVISOR PREFERRED


This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Both Contracts may not be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 59* variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following funds ("FUNDS"):

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2)      PUTNAM VARIABLE TRUST (CLASS IB)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS    STI CLASSIC VARIABLE TRUST
 2)                                                            VAN KAMPEN LIFE INVESTMENT TRUST (CLASS
LORD ABBETT SERIES FUND, INC. (CLASS VC)                        II)
OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)            THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                                                (CLASS II)


*Up to five additional Variable Sub-Accounts may be available depending on the date you purchased your Contract. Please see page 45 for information about Variable Sub-Account and/or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

WE (Allstate Life) have filed a Statement of Additional Information, dated May 1, 2007, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 89 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.





                                 1  PROSPECTUS

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                FEDERAL CRIME.

  IMPORTANT     THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
                HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS
   NOTICES      OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT
                DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
                SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT
                IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE
                LOSS OF PRINCIPAL.

                THE CONTRACTS ARE NOT FDIC INSURED.



                                 2  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                         PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                                       4
--------------------------------------------------------------------------------
  Overview of Contracts                                                 6
--------------------------------------------------------------------------------
  The Contracts at a Glance                                             7
--------------------------------------------------------------------------------
  How the Contracts Work                                                12
--------------------------------------------------------------------------------
  Expense Table                                                         13
--------------------------------------------------------------------------------
  Financial Information                                                 19
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contract                                                          19
--------------------------------------------------------------------------------
  Purchases                                                             22
--------------------------------------------------------------------------------
  Contract Value                                                        22
--------------------------------------------------------------------------------
  Investment Alternatives                                               45
--------------------------------------------------------------------------------
     The Variable Sub-Accounts                                          45
--------------------------------------------------------------------------------
     The Fixed Account Options                                          49
--------------------------------------------------------------------------------
     Transfers                                                          52
--------------------------------------------------------------------------------
  Expenses                                                              55
--------------------------------------------------------------------------------
  Access to Your Money                                                  61
--------------------------------------------------------------------------------
  Income Payments                                                       62
--------------------------------------------------------------------------------
  Death Benefits                                                        70
--------------------------------------------------------------------------------

                                                                        PAGE

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information                                                      78
--------------------------------------------------------------------------------
  Taxes                                                                 81
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                                    88
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                   89
--------------------------------------------------------------------------------
APPENDIX A - CONTRACT COMPARISON CHART                                  90
--------------------------------------------------------------------------------
APPENDIX B - MARKET VALUE ADJUSTMENT                                    91
--------------------------------------------------------------------------------
APPENDIX C - EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT        93
--------------------------------------------------------------------------------
APPENDIX D-WITHDRAWAL ADJUSTMENT EXAMPLE-INCOME BENEFITS                94
--------------------------------------------------------------------------------
APPENDIX E-WITHDRAWAL ADJUSTMENT EXAMPLE-DEATH BENEFITS                 95
--------------------------------------------------------------------------------
APPENDIX F-CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT             96
--------------------------------------------------------------------------------
APPENDIX G- WITHDRAWAL ADJUSTMENT EXAMPLE-TRUERETURN ACCUMULATION
BENEFIT                                                                 99
--------------------------------------------------------------------------------
APPENDIX H-SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES    100
--------------------------------------------------------------------------------
APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION
EXAMPLES                                                                102
--------------------------------------------------------------------------------
APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION
EXAMPLES                                                                105
--------------------------------------------------------------------------------
APPENDIX K-ACCUMULATION UNIT VALUES                                     109
--------------------------------------------------------------------------------


                                 3  PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                        PAGE

--------------------------------------------------------------------------------
AB Factor                                                               24
--------------------------------------------------------------------------------
Accumulation Benefit                                                    24
--------------------------------------------------------------------------------
Accumulation Phase                                                      12
--------------------------------------------------------------------------------
Accumulation Unit                                                       23
--------------------------------------------------------------------------------
Accumulation Unit Value                                                 23
--------------------------------------------------------------------------------
Allstate Life ("We")                                                    1
--------------------------------------------------------------------------------
Annuitant                                                               20
--------------------------------------------------------------------------------
Automatic Additions Program                                             22
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                                 55
--------------------------------------------------------------------------------
Beneficiary                                                             20
--------------------------------------------------------------------------------
Benefit Base (for the TrueReturn Accumulation Benefit Option)           24
--------------------------------------------------------------------------------
Benefit Base (for the SureIncome Withdrawal Benefit Option)             33
--------------------------------------------------------------------------------
Benefit Base (for the SureIncome Plus Withdrawal Benefit Option)        35
--------------------------------------------------------------------------------
Benefit Base (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 40
--------------------------------------------------------------------------------
Benefit Payment (for the SureIncome Withdrawal Benefit Option)          32
--------------------------------------------------------------------------------
Benefit Payment (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 36
--------------------------------------------------------------------------------
Benefit Payment (for the SureIncome For Life Withdrawal Benefit Option) 39
--------------------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Withdrawal Benefit Option) 32
--------------------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 36
--------------------------------------------------------------------------------
Benefit Payment Remaining (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 39
--------------------------------------------------------------------------------
Benefit Year (for the SureIncome Withdrawal Benefit Option)             32
--------------------------------------------------------------------------------
Benefit Year (for the SureIncome Plus Withdrawal Benefit Option)        35
--------------------------------------------------------------------------------
Benefit Year (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 39
--------------------------------------------------------------------------------
Co-Annuitant                                                            20
--------------------------------------------------------------------------------
*Contract                                                               79
--------------------------------------------------------------------------------
Contract Anniversary                                                    9
--------------------------------------------------------------------------------
Contract Owner ("You")                                                  19
--------------------------------------------------------------------------------
Contract Value                                                          9
--------------------------------------------------------------------------------
Contract Year                                                           9
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                           54
--------------------------------------------------------------------------------
Due Proof of Death                                                      70
--------------------------------------------------------------------------------
Earnings Protection Death Benefit Option                                72
--------------------------------------------------------------------------------
Enhanced Beneficiary Protection (Annual Increase) Option                72
--------------------------------------------------------------------------------
Excess of Earnings Withdrawal                                           73
--------------------------------------------------------------------------------
Fixed Account Options                                                   49
--------------------------------------------------------------------------------
Free Withdrawal Amount                                                  59
--------------------------------------------------------------------------------
Funds                                                                   1
--------------------------------------------------------------------------------

                                                                        PAGE

--------------------------------------------------------------------------------
Guarantee Period Accounts                                               49
--------------------------------------------------------------------------------
Guarantee Option                                                        23
--------------------------------------------------------------------------------
Income Base                                                             68
--------------------------------------------------------------------------------
Income Plan                                                             62
--------------------------------------------------------------------------------
Income Protection Benefit Option                                        65
--------------------------------------------------------------------------------
In-Force Earnings                                                       73
--------------------------------------------------------------------------------
In-Force Premium                                                        73
--------------------------------------------------------------------------------
Investment Alternatives                                                 45
--------------------------------------------------------------------------------
IRA Contract                                                            9
--------------------------------------------------------------------------------
Issue Date                                                              12
--------------------------------------------------------------------------------
Market Timing and Excessive Trading                                     53
--------------------------------------------------------------------------------
Market Value Adjustment                                                 11
--------------------------------------------------------------------------------
Maximum Anniversary Value (MAV) Death Benefit Option                    8
--------------------------------------------------------------------------------
Payout Phase                                                            12
--------------------------------------------------------------------------------
Payout Start Date                                                       62
--------------------------------------------------------------------------------
Payout Withdrawal                                                       63
--------------------------------------------------------------------------------
Portfolios                                                              1
--------------------------------------------------------------------------------
Qualified Contract                                                      19
--------------------------------------------------------------------------------
Retirement Income Guarantee Options                                     68
--------------------------------------------------------------------------------
Return of Premium (ROP") Death Benefit                                  11
--------------------------------------------------------------------------------
Rider Anniversary                                                       23
--------------------------------------------------------------------------------
Rider Application Date                                                  8
--------------------------------------------------------------------------------
Rider Date (for the TrueReturn Accumulation Benefit Option)             23
--------------------------------------------------------------------------------
Rider Date (for the SureIncome Withdrawal Benefit Option)               32
--------------------------------------------------------------------------------
Rider Date (for the SureIncome Plus Withdrawal Benefit Option)          35
--------------------------------------------------------------------------------
Rider Date (for the SureIncome For Life Withdrawal Benefit
Option)                                                                 39
--------------------------------------------------------------------------------
Rider Fee (for the TrueReturn Accumulation Benefit Option)              8
--------------------------------------------------------------------------------
Rider Fee (for the SureIncome Withdrawal Benefit Option)                8
--------------------------------------------------------------------------------
Rider Fee (for the SureIncome Plus Withdrawal Benefit Option)           8
--------------------------------------------------------------------------------
Rider Fee (for the SureIncome For Life Withdrawal Benefit Option)       8
--------------------------------------------------------------------------------
Rider Fee Percentage                                                    56
--------------------------------------------------------------------------------
Rider Maturity Date                                                     23
--------------------------------------------------------------------------------
Rider Period                                                            23
--------------------------------------------------------------------------------
Rider Trade-In Option (for the TrueReturn Accumulation Benefit Option)  30
--------------------------------------------------------------------------------
Rider Trade-In Option (for the SureIncome Withdrawal Benefit Option)    34
--------------------------------------------------------------------------------
Right to Cancel                                                         22
--------------------------------------------------------------------------------
SEC                                                                     1
--------------------------------------------------------------------------------
Settlement Value                                                        24
--------------------------------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option                        57
--------------------------------------------------------------------------------


                                 4  PROSPECTUS

--------------------------------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual
Retirement Accounts                                                     57
--------------------------------------------------------------------------------
Standard Fixed Account Option                                           49
--------------------------------------------------------------------------------
SureIncome Covered Life                                                 8
--------------------------------------------------------------------------------
SureIncome Option Fee                                                   8
--------------------------------------------------------------------------------
SureIncome Plus Option                                                  8
--------------------------------------------------------------------------------
SureIncome Plus Option Fee                                              8
--------------------------------------------------------------------------------
SureIncome Plus Withdrawal Benefit Option                               8
--------------------------------------------------------------------------------
SureIncome For Life Option                                              8
--------------------------------------------------------------------------------
SureIncome For Life Option Fee                                          8
--------------------------------------------------------------------------------
SureIncome For Life Withdrawal Benefit Option                           8
--------------------------------------------------------------------------------
SureIncome ROP Death Benefit                                            11
--------------------------------------------------------------------------------
SureIncome Withdrawal Benefit Option                                    8
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                           61
--------------------------------------------------------------------------------
Tax Qualified Contract                                                  84
--------------------------------------------------------------------------------
Transfer Period Accounts                                                49
--------------------------------------------------------------------------------
Trial Examination Period                                                7
--------------------------------------------------------------------------------
TrueReturn /SM/ Accumulation Benefit Option                             8
--------------------------------------------------------------------------------
Unemployment Compensation                                               60
--------------------------------------------------------------------------------
Valuation Date                                                          22
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Variable Account                                                        78
--------------------------------------------------------------------------------
Variable Sub-Account                                                    45
--------------------------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome Withdrawal Benefit Option) 32
--------------------------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 36
--------------------------------------------------------------------------------
Withdrawal Benefit Factor (for the SureIncome for Life Withdrawal Benefit
Option)                                                                 39
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome Withdrawal Benefit
Option)                                                                 33
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 37
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase (for the SureIncome for Life Withdrawal Benefit
Option)                                                                 39
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome Withdrawal Benefit
Option)                                                                 33
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome Plus Withdrawal Benefit
Option)                                                                 37
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Start Date (for the SureIncome for Life Withdrawal
Benefit Option)                                                         41
--------------------------------------------------------------------------------
Withdrawal Benefit Option                                               32
--------------------------------------------------------------------------------
Withdrawal Benefit Option Fee                                           57
--------------------------------------------------------------------------------
* In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.


                                 5  PROSPECTUS

OVERVIEW OF CONTRACTS
--------------------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

.. The ALLSTATE ADVISOR CONTRACT has a mortality and expense risk charge of 1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

.. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 5-YEAR WITHDRAWAL CHARGE OPTION
  ("Package III") has a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 5-year withdrawal charge period;

.. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 3-YEAR WITHDRAWAL CHARGE OPTION
  ("Package II") has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period; and

.. The ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION
  ("Package I") has a mortality and expense risk charge of 1.60%, an administrative expense charge of 0.19%*, and no withdrawal charges.

Other differences between the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract.


                                 6  PROSPECTUS

THE CONTRACTS AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS               You can purchase each Contract with as little as
                                $10,000 ($2,000 for Contracts issued with an IRA or
                                TSA). You can add to your Contract as often and as much
                                as you like, but each subsequent payment must be at
                                least $1,000 ($50 for automatic payments).

                                We reserve the right to accept a lesser initial
                                purchase payment amount for each Contract. We may limit
                                the cumulative amount of purchase payments to a maximum
                                of $1,000,000 in any Contract.
---------------------------------------------------------------------------------------
TRIAL EXAMINATION PERIOD        You may cancel your Contract within 20 days of receipt
                                or any longer period as your state may require ("TRIAL
                                EXAMINATION PERIOD"). Upon cancellation, we will return
                                your purchase payments adjusted, to the extent federal
                                or state law permits, to reflect the investment
                                experience of any amounts allocated to the Variable
                                Account, including the deduction of mortality and
                                expense risk charges and administrative expense
                                charges. See "Trial Examination Period" for details.
---------------------------------------------------------------------------------------
EXPENSES                        Each Portfolio pays expenses that you will bear
                                indirectly if you invest in a Variable Sub-Account. You
                                also will bear the following expenses:

                                ALLSTATE ADVISOR CONTRACTS

                                .Annual mortality and expense risk charge equal to
                                  1.10% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.

                                ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 5-YEAR
                                WITHDRAWAL CHARGE OPTION)

                                .Annual mortality and expense risk charge equal to
                                  1.40% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.

                                ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 3-YEAR
                                WITHDRAWAL CHARGE OPTION)

                                .Annual mortality and expense risk charge equal to
                                  1.50% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.

                                  7 PROSPECTUS

                                ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH NO
                                WITHDRAWAL CHARGE OPTION)

                                .Annual mortality and expense risk charge equal to
                                  1.60% of average daily net assets.

                                . No withdrawal charge.

                                ALL CONTRACTS

                                .Annual administrative expense charge of 0.19% (up to
                                  0.35% for future Contracts).

                                .Annual contract maintenance charge of $30 (waived in
                                  certain cases).

                                .If you select the MAXIMUM ANNIVERSARY VALUE (MAV)
                                  DEATH BENEFIT OPTION ("MAV DEATH BENEFIT OPTION") you
                                  will pay an additional mortality and expense risk
                                  charge of 0.20% (up to 0.30% for Options added in the
                                  future).

                                .If you select ENHANCED BENEFICIARY PROTECTION (ANNUAL
                                  INCREASE) OPTION, you will pay an additional
                                  mortality and expense risk charge of 0.30%.

                                .If you select the EARNINGS PROTECTION DEATH BENEFIT
                                  OPTION you will pay an additional mortality and
                                  expense risk charge of 0.25% or 0.40% (up to 0.35% or
                                  0.50% for Options added in the future) depending on
                                  the age of the oldest Owner and oldest Annuitant on
                                  the date we receive the completed application or
                                  request to add the benefit, whichever is later
                                  ("RIDER APPLICATION DATE").

                                .If you select the TRUERETURN/SM/ ACCUMULATION BENEFIT
                                  OPTION ("TRUERETURN OPTION") you will pay an
                                  additional annual fee ("RIDER FEE") of 0.50% (up to
                                  1.25% for Options added in the future) of the BENEFIT
                                  BASE in effect on each Contract Anniversary
                                  ("CONTRACT ANNIVERSARY") during the Rider Period. You
                                  may not select the TrueReturn Option together with a
                                  Retirement Income Guarantee Option or any Withdrawal
                                  Benefit Option.

                                .We discontinued offering the SUREINCOME WITHDRAWAL
                                  BENEFIT OPTION ("SUREINCOME OPTION") as of May 1,
                                  2006, except in a limited number of states.  If you
                                  elected the SureIncome Option prior to May 1, 2006,
                                  you would pay an additional annual fee ("SUREINCOME
                                  OPTION FEE") of 0.50% of the BENEFIT BASE on each
                                  Contract Anniversary (see the SureIncome Option Fee
                                  section).  You may not select the SureIncome Option
                                  together with a Retirement Income Guarantee Option, a
                                  TrueReturn Option or any other Withdrawal Benefit
                                  Option.

                                .If you select the SUREINCOME PLUS WITHDRAWAL BENEFIT
                                  OPTION  ("SUREINCOME PLUS OPTION") you would pay an
                                  additional annual fee ("SUREINCOME PLUS OPTION FEE")
                                  of 0.65% (up to 1.25% for Options added in the
                                  future) of the BENEFIT BASE on each Contract
                                  Anniversary (see the SureIncome Plus Option Fee
                                  section).  You may not select the SureIncome Plus
                                  Option together with a Retirement Income Guarantee
                                  Option, a TrueReturn Option or any other Withdrawal
                                  Benefit Option.

                                .If you select the SUREINCOME FOR LIFE WITHDRAWAL
                                  BENEFIT OPTION  ("SUREINCOME FOR LIFE OPTION") you
                                  would pay an additional annual fee ("SUREINCOME FOR
                                  LIFE OPTION FEE") of 0.65% (up to 1.25% for Options
                                  added in the future) of the BENEFIT BASE on each
                                  Contract Anniversary (see the SureIncome For Life
                                  Option Fee section).  You may not select the
                                  SureIncome For Life Option together with a Retirement
                                  Income Guarantee Option, a TrueReturn Option or any
                                  other Withdrawal Benefit Option.

                                  8 PROSPECTUS

                                .We discontinued offering the RETIREMENT INCOME
                                  GUARANTEE OPTION 1 ("RIG 1") as of January 1, 2004.
                                  If you selected RIG 1 prior to January 1, 2004, you
                                  will pay an additional annual fee ("Rider Fee") of
                                  0.40% of the INCOME BASE in effect on a Contract
                                  Anniversary.

                                .We discontinued offering the RETIREMENT INCOME
                                  GUARANTEE OPTION 2 ("RIG 2") as of January 1, 2004.
                                  If you selected RIG 2 prior to January 1, 2004, you
                                  will pay an additional annual Rider Fee of 0.55% of
                                  the INCOME BASE in effect on a Contract Anniversary.

                                .If you select the INCOME PROTECTION BENEFIT OPTION
                                  you will pay an additional mortality and expense risk
                                  charge of 0.50% (up to 0.75% for Options added in the
                                  future) during the Payout Phase of your Contract.

                                .If you select the SPOUSAL PROTECTION BENEFIT
                                  (CO-ANNUITANT) OPTION or SPOUSAL PROTECTION BENEFIT
                                  (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL
                                  RETIREMENT ACCOUNTS ("CSP") you would pay an
                                  additional annual fee ("RIDER FEE") of 0.10%* (up to
                                  0.15% for Options added in the future) of the
                                  Contract value ("CONTRACT VALUE") on each Contract
                                  Anniversary. These Options are only available for
                                  certain types of IRA Contracts, which are Contracts
                                  issued with an Individual Retirement Annuity or
                                  Account ("IRA") under Section 408 of the Internal
                                  Revenue Code. The CSP is only available for certain
                                  Custodial Individual Retirement Accounts established
                                  under Section 408 of the Internal Revenue Code. For
                                  Contracts purchased on or after January 1, 2005, we
                                  may discontinue offering the Spousal Protection
                                  Benefit (Co-Annuitant) Option at any time prior to
                                  the time you elect to receive it.

                                  *NO RIDER FEE WAS CHARGED FOR THESE OPTIONS FOR
                                  CONTRACT OWNERS WHO ADDED THESE OPTIONS PRIOR TO
                                  JANUARY 1, 2005. SEE PAGE 57 FOR DETAILS.

                                .Transfer fee equal to 1.00% (subject to increase to
                                  up to 2.00%) of the amount transferred after the
                                  12/th/ transfer in any Contract year ("CONTRACT
                                  YEAR"), which we measure from the date we issue your
                                  Contract or a Contract Anniversary.

                                . State premium tax (if your state imposes one)

                                WE MAY DISCONTINUE OFFERING ANY OF THESE OPTIONS AT ANY
                                TIME PRIOR TO THE TIME YOU ELECT TO RECEIVE IT.
---------------------------------------------------------------------------------------

                                  9 PROSPECTUS

INVESTMENT ALTERNATIVES         Each Contract offers several investment alternatives
                                including:

                                .up to 3 Fixed Account Options that credit interest at
                                  rates we guarantee, and

                                .59* Variable Sub-Accounts investing in Portfolios
                                  offering professional money management by these investment advisers:

                                  . Fidelity Management & Research Company

                                  . Franklin Advisers, Inc.

                                  . Franklin Advisory Services, LLC

                                  . Franklin Mutual Advisers, LLC

                                  . Lord, Abbett & Co. LLC

                                  . OppenheimerFunds, Inc.

                                  . Putnam Investment Management, LLC

                                  . Templeton Asset Management Ltd.

                                  . Templeton Investment Counsel, LLC

                                  . Trusco Capital Management, Inc.

                                  . Van Kampen Asset Management

                                  . Van Kampen**

                                  * Up to five additional Variable Sub-Accounts may be
                                  available depending on the date you purchased your
                                  Contract. Please see pages 45-48 for information
                                  about Sub-Account and/or Portfolio liquidations,
                                  mergers, closures and name changes.

                                  **Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

                                NOT ALL FIXED ACCOUNT OPTIONS ARE AVAILABLE IN ALL
                                STATES OR WITH ALL CONTRACTS.

                                To find out current rates being paid on the Fixed
                                Account Option(s), or to find out how the Variable
                                Sub-Accounts have performed, please call us at
                                1-800-203-0068.
---------------------------------------------------------------------------------------

                                 10 PROSPECTUS

SPECIAL SERVICES                For your convenience, we offer these special services:

                                . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                                . AUTOMATIC ADDITIONS PROGRAM

                                . DOLLAR COST AVERAGING PROGRAM

                                . SYSTEMATIC WITHDRAWAL PROGRAM
---------------------------------------------------------------------------------------
INCOME PAYMENTS                 You can choose fixed income payments, variable income
                                payments, or a combination of the two. You can receive
                                your income payments in one of the following ways (you
                                may select more than one income plan):

                                . life income with guaranteed number of payments

                                .
                                  joint and survivor life income with guaranteed number
                                  of payments

                                . guaranteed number of payments for a specified period

                                . life income with cash refund

                                . joint life income with cash refund

                                . life income with installment refund

                                . joint life income with installment refund

                                Prior to January 1, 2004, Allstate Life also offered
                                two Retirement Income Guarantee Options that guarantee
                                a minimum amount of fixed income payments you can
                                receive if you elect to receive income payments.

                                In addition, we offer an Income Protection Benefit
                                Option that guarantees that your variable income
                                payments will not fall below a certain level.
DEATH BENEFITS                  If you, the Annuitant, or Co-Annuitant die before the
                                Payout Start Date, we will pay a death benefit subject
                                to the conditions described in the Contract. In
                                addition to the death benefit included in your Contract
                                ("RETURN OF PREMIUM DEATH BENEFIT" or "ROP DEATH
                                BENEFIT"), the death benefit options we currently offer
                                include:

                                . MAV DEATH BENEFIT OPTION;

                                .ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE)
                                  OPTION; and

                                . EARNINGS PROTECTION DEATH BENEFIT OPTION

                                The SureIncome Plus Option and SureIncome For Life
                                Option also include a death benefit option, the
                                SureIncome Return of Premium Death Benefit,
                                ("SUREINCOME ROP DEATH BENEFIT").
---------------------------------------------------------------------------------------
TRANSFERS                       Before the Payout Start Date, you may transfer your
                                Contract Value among the investment alternatives, with
                                certain restrictions. The minimum amount you may
                                transfer is $100 or the amount remaining in the
                                investment alternative, if less. The minimum amount
                                that can be transferred into the Standard Fixed Account
                                or Market Value Adjusted Account Options is $100.

                                A charge may apply after the 12/th/ transfer in each
                                Contract Year. See page 54 for information about short
                                term trading fees.
---------------------------------------------------------------------------------------
WITHDRAWALS                     You may withdraw some or all of your Contract Value at
                                any time during the Accumulation Phase and during the
                                Payout Phase in certain cases. In general, you must
                                withdraw at least $50 at a time. Withdrawals taken
                                prior to the Payout Start Date are generally considered
                                to come from the earnings in the Contract first. If the
                                Contract is tax-qualified, generally all withdrawals
                                are treated as distributions of earnings. Withdrawals
                                of earnings are taxed as ordinary income and, if taken
                                prior to age 59 1/2, may be subject to an additional
                                10% federal tax penalty. A withdrawal charge and a
                                MARKET VALUE ADJUSTMENT may also apply.

                                If any withdrawal reduces your Contract Value to less
                                than $1,000, we will treat the request as a withdrawal
                                of the entire Contract Value unless the SureIncome
                                Withdrawal Benefit Option is in effect under your
                                Contract. Your Contract will terminate if you withdraw
                                all of your Contract Value.

                                 11  PROSPECTUS

HOW THE CONTRACTS WORK
--------------------------------------------------------------------------------

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 62. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment



Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-203-0068 if you have any question about how the Contracts work.


                                 12  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the prospectuses for the Portfolios.


CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments withdrawn)/* /

                         Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable Charge:
-----------------------------------------------------------------------------------------------------------------------------------
Contract:                    0           1           2           3           4           5           6          7           7+
Allstate Advisor             7%          7%          6%          5%          4%          3%         2%          0%          0%
Allstate Advisor
 Preferred with:
 5-Year Withdrawal
 Charge Option               7%          6%          5%          4%          3%          0%
 3-Year Withdrawal
 Charge Option               7%          6%          5%          0%
 No Withdrawal Charge
 Option                                                                    None

All Contracts:
-----------------------------------------------------------------------------------------------------------------------------------
Annual Contract
 Maintenance Charge                                                       $30**
Transfer Fee                                             up to 2.00% of the amount transferred***


* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

** Waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.


VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)


If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:


                                                                   Mortality and Expense Risk             Administrative
Basic Contract (without any optional benefit)                               Charge                       Expense Charge*
----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                           1.10%                           0.19%
----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5- year Withdrawal Charge Option)                              1.40%                           0.19%
----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3- year Withdrawal Charge Option)                              1.50%                           0.19%
----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)                                   1.60%                           0.19%
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Total Variable Account
                                                                           Annual Expense
Basic Contract (without any optional benefit)
------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                                1.29%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5- year Withdrawal Charge Option)                                   1.59%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3- year Withdrawal Charge Option)                                   1.69%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)                                        1.79%
------------------------------------------------------------------------------------------------------


*We reserve the right to raise the administrative expense charge to 0.35%. However, we will not increase the charge once we issue your Contract.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.


                                                   0.20% (up to 0.30% for Options added in
MAV Death Benefit Option                           the future)
Enhanced Beneficiary Protection (Annual Increase)
Option                                             0.30 %

Earnings Protection Death Benefit Option (issue    0.25% (up to 0.35% for Options added in
age 0-70)                                          the future)

Earnings Protection Death Benefit Option (issue    0.40% (up to 0.50% for Options added in
age 71-79)                                         the future)




                                 13  PROSPECTUS

If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, and Earnings         Mortality and Expense                Administrative
Protection Death Benefit Option (issue age 71-79)                         Risk Charge*                    Expense Charge*
-----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                            2.00%                           0.19%
-----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5- year Withdrawal Charge Option)                               2.30%                           0.19%
-----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3- year Withdrawal Charge Option)                               2.40%                           0.19%
-----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)                                    2.50%                           0.19%
-----------------------------------------------------------------------------------------------------------------------------------
Contract with the MAV Death Benefit Option, Enhanced                    Total Variable Account
Beneficiary Protection (Annual Increase) Option, and Earnings              Annual Expense
Protection Death Benefit Option (issue age 71-79)
------------------------------------------------------------------------------------------------------
Allstate Advisor                                                                                2.19%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5- year Withdrawal Charge Option)                                   2.49%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3- year Withdrawal Charge Option)                                   2.59%
------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)                                        2.69%
------------------------------------------------------------------------------------------------------


  *As described above the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract.



TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

TrueReturn/SM/ Accumulation Benefit Option                              0.50%*
-------------------------------------------------------------------------------



*Up to 1.25% for TrueReturn Options added in the future. See "TrueReturn/SM/
   Accumulation Benefit Option" for details.



SUREINCOME WITHDRAWAL BENEFIT OPTION FEE*
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome Withdrawal Benefit Option                                    0.50%**
--------------------------------------------------------------------------------


*Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states.

**Up to 1.25% for SureIncome Options added in the future. See "SureIncome
   Withdrawal Benefit Option" for details.



SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION FEE
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome Plus Withdrawal Benefit Option                               0.65%*
-------------------------------------------------------------------------------


*Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome
   Plus Withdrawal Benefit Option" for details.



SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION FEE
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome For Life Withdrawal Benefit Option                           0.65%*
-------------------------------------------------------------------------------


*Up to 1.25% for SureIncome For Life Options added in the future. See
   "SureIncome For Life Withdrawal Benefit Option" for details.



RETIREMENT INCOME GUARANTEE OPTION FEE*
(ANNUAL RATE AS A PERCENTAGE OF INCOME BASE ON A CONTRACT ANNIVERSARY)

 RIG 1                                                                 0.40%
------------------------------------------------------------------------------
 RIG 2                                                                 0.55%
------------------------------------------------------------------------------


* We discontinued offering the Retirement Income Guarantee Option as of January 1, 2004. Fees shown apply to owners who selected the option prior to January 1, 2004.




                                 14  PROSPECTUS

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE
(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option                0.10%*
-------------------------------------------------------------------------


* Applies to Contract Owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.



SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE
(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option for Custodial  0.10%*
Individual Retirement Accounts
-------------------------------------------------------------------------


* Applies to Contract Owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit {Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee" for details.

INCOME PROTECTION BENEFIT OPTION
(AS A PERCENTAGE OF THE AVERAGE DAILY NET VARIABLE ACCOUNT ASSETS SUPPORTING THE VARIABLE INCOME PAYMENTS TO WHICH THE OPTION APPLIES)

 Income Protection Benefit Option                     0.50%*
-------------------------------------------------------------


*The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the charge to up to 0.75% for Options added in the future. See "Income Payments - Income Protection Benefit Option" for details.


                                 15  PROSPECTUS

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement.

                           ANNUAL PORTFOLIO EXPENSES
----------------------------------------------------------------------------------
                                 Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio
Operating
Expenses/(1)/
(expenses that are
deducted from
Portfolio assets,
which may include
management fees,
distribution and/or
services (12b-1) fees,              0.35%                         1.73%
and other expenses)
----------------------------------------------------------------------------------

 More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2006 (except as otherwise noted).




                                 16  PROSPECTUS

EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated;

.. earned a 5% annual return on your investment;

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

.. elected the MAV Death Benefit Option and the Enhanced Beneficiary Protection
  (Annual Increase) Option;

.. elected the Earnings Protection Death Benefit Option (assuming issue age
  71-79);

.. elected the Spousal Protection Benefit (Co-Annuitant) Option; and

.. elected the SureIncome Plus Withdrawal Benefit Option.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                                                Allstate Advisor
                                                       1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio Expenses       $1,105  $1,964   $2,835   $5,238
-------------------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio Expenses       $964    $1,552   $2,170   $4,021
-------------------------------------------------------------------------------------------


                            Allstate Advisor Preferred          Allstate Advisor Preferred
                                     (5 Year)                            (3 Year)
                        1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio        $1,051  $1,967   $2,720   $5,481    $1,061  $1,656   $2,766   $5,560
Expenses
------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio        $909    $1,558   $2,063   $4,300    $920    $1,248   $2,112   $4,392
Expenses
------------------------------------------------------------------------------------------------
                            Allstate Advisor Preferred
                                     (0 Year)
                        1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------
Costs Based on Maximum  $561    $1,685   $2,812   $5,638
Annual Portfolio
Expenses
------------------------------------------------------------
Costs Based on Minimum  $420    $1,278   $2,161   $4,482
Annual Portfolio
Expenses
------------------------------------------------------------



EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                                    Allstate Advisor
                                           1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio    $510    $1,539   $2,580   $5,238
Expenses
-------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio    $369    $1,127   $1,915   $4,021
Expenses
-------------------------------------------------------------------------------


                            Allstate Advisor Preferred          Allstate Advisor Preferred
                                     (5 Year)                            (3 Year)
                        1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio        $541    $1,627   $2,720   $5,481    $551    $1,656   $2,766   $5,560
Expenses
------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio        $399    $1,218   $2,063   $4,300    $410    $1,248   $2,112   $4,392
Expenses
------------------------------------------------------------------------------------------------
                            Allstate Advisor Preferred
                                     (0 Year)
                        1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------
Costs Based on Maximum  $561    $1,685   $2,812   $5,638
Annual Portfolio
Expenses
------------------------------------------------------------
Costs Based on Minimum  $420    $1,278   $2,161   $4,482
Annual Portfolio
Expenses
------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT


                                 17  PROSPECTUS

OPTION AND THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER OR ANNUITANT IS AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND THE SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.


                                 18  PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K to this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The consolidated financial statements of Allstate Life and the financial statements of the Variable Account, which are comprised of the underlying financial statements of the Sub-Accounts, appear in the Statement of Additional Information.


THE CONTRACTS
--------------------------------------------------------------------------------


CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan(s) you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

.. any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)).
 The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Plans. Please consult with a competent tax


                                 19  PROSPECTUS
advisor prior to making a request for a change of Contract Owner.


ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.


CO-ANNUITANT
SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

.. the individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA;

.. the Contract Owner must be age 90 or younger on the Rider Application Date;

.. the Co-Annuitant must be age 79 or younger on the Rider Application Date; and

.. the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

.. the beneficially owned Contract must be a Custodial traditional IRA, Custodial
  Roth IRA, or a Custodial Simplified Employee Pension IRA;

.. the Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

.. the Co-Annuitant must be the legal spouse of the Annuitant and only one
  Co-Annuitant may be named;

.. the Co-Annuitant must be the sole beneficiary of the Custodial traditional
  IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

.. the Annuitant must be age 90 or younger on the Rider Application Date; and

.. the Co-Annuitant must be age 79 or younger on the Rider Application Date.

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant" for more information.


BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new


                                 20  PROSPECTUS

Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours.
 Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.


MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.


                                 21  PROSPECTUS

PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for Non- Qualified Contracts is $10,000, ($2,000 for Contracts issued with an IRA or TSA). All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). You may make purchase payments at any time prior to the Payout Start Date; however, additional payments may be limited in some states. Please consult with your representative for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-203-0068.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central
Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

TRIAL EXAMINATION PERIOD

You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

We reserve the right to allocate your purchase payments to the Putnam VT Money Market - Class IB Sub-Account during the Trial Examination Period.

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Putnam VT Money Market - Class IB Sub-Account. On the next Valuation Date, 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for state specific information.


CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to your initial purchase payment.


                                 22  PROSPECTUS

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.


TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION
We offer the TrueReturn/SM/ Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.


                                 23  PROSPECTUS

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.


ACCUMULATION BENEFIT.
On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the Putnam VT Money Market Variable Sub-Account. You may transfer the excess amount out of the Putnam VT Money Market Variable Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB FACTOR" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                AB FACTORS
  RIDER PERIOD      GUARANTEE     GUARANTEE
(NUMBER OF YEARS)   OPTION 1      OPTION 2
---------------------------------------------
        8            100.0%           NA
---------------------------------------------
        9            112.5%           NA
---------------------------------------------
       10            125.0%        100.0%
---------------------------------------------
       11            137.5%        110.0%
---------------------------------------------
       12            150.0%        120.0%
---------------------------------------------
       13            162.5%        130.0%
---------------------------------------------
       14            175.0%        140.0%
---------------------------------------------
       15            187.5%        150.0%
---------------------------------------------
       16            200.0%        160.0%
---------------------------------------------
       17            212.5%        170.0%
---------------------------------------------
       18            225.0%        180.0%
---------------------------------------------
       19            237.5%        190.0%
---------------------------------------------
       20            250.0%        200.0%
---------------------------------------------


The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

 Example 1: Guarantee Option 1

Guarantee Option:                            1
Rider Period:                               15
AB Factor:                                187.5%
Rider Date:                               1/2/04
Rider Maturity Date:                      1/2/19
Benefit Base on Rider Date:               $50,000
Benefit Base on rider Maturity Date:      $50,000


On the Rider Maturity Date (1/2/19):
Accumulation Benefit  = Benefit Base on Rider Maturity
                       Date X AB Factor
                       = $50,000 X 187.5%
                       = $93,750


Example 2: Guarantee Option 2

Guarantee Option:                            2
Rider Period:                               15
AB Factor:                                150.0%
Rider Date:                               1/2/04
Rider Maturity Date:                      1/2/19
Benefit Base on Rider Date:               $50,000
Benefit Base on rider Maturity Date:      $50,000


On the Rider Maturity Date (1/2/19):
Accumulation Benefit  = Benefit Base on Rider Maturity
                       Date X AB Factor
                       = $50,000 X 150.0%
                       = $75,000


Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.


BENEFIT BASE.
The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

.. The Benefit Base will be increased by purchase payments made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

.. The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The


                                 24  PROSPECTUS

  Withdrawal Adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

  (a) = the withdrawal amount;

  (b) = the Contract Value immediately prior to the withdrawal; and

  (c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.


INVESTMENT REQUIREMENTS.
If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

(1) to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

(2) to the DCA Fixed Account Option and then transfer all purchase payments and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

(3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. We currently offer one Model Portfolio Option with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2, and Fidelity VIP Freedom Funds Model Portfolio Options sections below for more details. We may add Model Portfolio Options in the future. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Option currently available for use with each Guarantee Period under the TrueReturn Option:

                   GUARANTEE OPTION 1                              GUARANTEE OPTION 2
---------------------------------------------------------------------------------------------
                *Model Portfolio Option 1                      *Model Portfolio Option 2
*Fidelity VIP Freedom Income Fund Model Portfolio Option   *Fidelity VIP Freedom Income Fund
 *Fidelity VIP Freedom 2010 Fund Model Portfolio Option          Model Portfolio Option
                                                            *Fidelity VIP Freedom 2010 Fund
                                                                 Model Portfolio Option
                                                            *Fidelity VIP Freedom 2020 Fund
                                                                 Model Portfolio Option
                                                            *Fidelity VIP Freedom 2030 Fund
                                                                 Model Portfolio Option
---------------------------------------------------------------------------------------------


*NOTE: FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS UNDER GUARANTEE OPTION 1 AND GUARANTEE OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). FOR GUARANTEE OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004), THE FIDELITY VIP FREEDOM FUNDS ARE PART OF THE AVAILABLE VARIABLE SUB-ACCOUNTS LISTED UNDER MODEL PORTFOLIO OPTION 2. PLEASE NOTE THAT ONLY CERTAIN FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE
------------
WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE ABOVE.

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term


                                 25  PROSPECTUS

"Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio you selected.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your most recent instructions on file with us. You must comply with any required percentage allocations for the Model Portfolio Option you have selected. You may also request that purchase payments be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.


MODEL PORTFOLIO OPTION 1.
If you choose or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio 1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004. The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category (1,
4):

                           MODEL PORTFOLIO OPTION 1
------------------------------------------------------------------------------
                                20% Category A
                                50% Category B
                                30% Category C
                                0% Category D

------------------------------------------------------------------------------
CATEGORY A
Putnam VT Money Market - Class IB Sub-Account
Van Kampen LIT Money Market, Class II Sub-Account
------------------------------------------------------------------------------
CATEGORY B
FTVIP Franklin U.S. Government - Class 2 Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (2)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)
------------------------------------------------------------------------------
CATEGORY C
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - All Value Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account

                                 26 PROSPECTUS

Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account (1)
Putnam VT Utilities Growth and Income - Class IB Sub-Account (1)
Putnam VT Voyager - Class IB Sub-Account
STI Classic Capital Appreciation Sub-Account (3)
STI Classic Large Cap Relative Value Sub-Account (3)
STI Classic Small Cap Value Equity Sub-Account
STI Classic Large Cap Value Equity Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen UIF Equity and Income, Class II Sub-Account (2)
Van Kampen UIF Global Franchise, Class II Sub-Account (2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2)
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (2)
------------------------------------------------------------------------------
CATEGORY D
(VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 1)
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Putnam VT Health Sciences - Class IB Sub-Account (1)
Putnam VT New Opportunities - Class IB Sub-Account (1)
Putnam VT Vista - Class IB Sub-Account
STI Classic Mid-Cap Equity Sub-Account (3)
Van Kampen LIT Aggressive Growth, Class II Sub-Account (4)
Van Kampen UIF Equity Growth, Class II Sub-Account (2)
Van Kampen UIF Small Company Growth, Class II Sub-Account (2)
------------------------------------------------------------------------------


EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION
1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

1) Effective October 1, 2004, the following Variable Sub-Accounts closed to new investments: the Putnam VT Health Sciences - Class IB Sub-Account, the Putnam VT New Opportunities - Class IB Sub-Account, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account.*

2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.   IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION
ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.


MODEL PORTFOLIO OPTION 2.
The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.

MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004)

If your TrueReturn Option Rider Date is prior to October 1, 2004 and you select Model Portfolio Option 2, you must allocate your Contract Value among four asset categories in accordance with the percentage allocation requirements set out in
the table below.   You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date


                                 27  PROSPECTUS
prior to October 1, 2004) and the Variable Sub-Accounts available under each category (1, 4):

                    MODEL PORTFOLIO OPTION 2
             (RIDER DATE PRIOR TO OCTOBER 1, 2004)
------------------------------------------------------------------
                         10% Category A
                         20% Category B
                         50% Category C
                         20% Category D

------------------------------------------------------------------
CATEGORY A
Putnam VT Money Market - Class IB Sub-Account
Van Kampen LIT Money Market, Class II Sub-Account
------------------------------------------------------------------
CATEGORY B
FTVIP Franklin U.S. Government - Class 2 Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (2)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (2)
------------------------------------------------------------------
CATEGORY C
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2
Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
Lord Abbett Series - All Value Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Putnam VT The George Putnam Fund of Boston - Class IB
Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account (1)
Putnam VT Utilities Growth and Income - Class IB Sub-Account (1)
STI Classic Large Cap Relative Value Sub-Account (3)
STI Classic Large Cap Value Equity Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen UIF Equity and Income, Class II Sub-Account (2)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (2)
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (2)
------------------------------------------------------------------
CATEGORY D
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2
Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account
Putnam VT Health Sciences - Class IB Sub-Account (1)
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT New Opportunities - Class IB Sub-Account (1)
Putnam VT Vista - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
STI Classic Capital Appreciation Sub-Account (3)
STI Classic Mid-Cap Equity Sub-Account (3)
STI Classic Small Cap Value Equity Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account (4)
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen UIF Equity Growth, Class II Sub-Account (2)
Van Kampen UIF Global Franchise, Class II Sub-Account (2)
Van Kampen UIF Small Company Growth, Class II Sub-Account (2)
------------------------------------------------------------------

THE FOLLOWING VARIABLE SUB-ACCOUNTS ARE NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004): FIDELITY VIP FREEDOM INCOME - SERVICE CLASS 2 SUB-ACCOUNT, FIDELITY VIP FREEDOM 2010 - SERVICE CLASS 2 SUB--


                                 28  PROSPECTUS

ACCOUNT, FIDELITY VIP FREEDOM 2020 - SERVICE CLASS 2 SUB-ACCOUNT AND FIDELITY
VIP FREEDOM 2030 - SERVICE CLASS 2 SUB-ACCOUNT.   INSTEAD, THE FIDELITY VIP
FREEDOM FUNDS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS (SEE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE).

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

1) Effective October 1, 2004, the following Variable Sub-Accounts closed to new investments: the Putnam VT Health Sciences - Class IB Sub-Account, the Putnam VT New Opportunities - Class IB Sub-Account, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account.*

2) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.

MODEL PORTFOLIO OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004)

If your TrueReturn Option Rider Date is on or after October 1, 2004, and you select Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of
the available Variable Sub-Accounts.   However, each transfer you make will
count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after October 1, 2004)(1, 4):

                    MODEL PORTFOLIO OPTION 2
            (RIDER DATE ON OR AFTER OCTOBER 1, 2004)
-------------------------------------------------------------------
                            AVAILABLE
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Franklin U.S. Government - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2
Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - All Value Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
 Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
STI Classic Capital Appreciation Sub-Account (2)
STI Classic Large Cap Relative Value Sub-Account (2)
STI Classic Small Cap Value Equity Sub-Account
STI Classic Large Cap Value Equity Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen LIT Money Market, Class II Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (3)
Van Kampen UIF Equity and Income, Class II Sub-Account (3)
Van Kampen UIF Global Franchise, Class II Sub-Account (3)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (3)
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (3)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (3)



                                 29  PROSPECTUS

                            EXCLUDED
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Putnam VT Vista - Class IB Sub-Account
STI Classic Mid-Cap Equity Sub-Account (2)
Van Kampen LIT Aggressive Growth, Class II Sub-Account (4)
Van Kampen UIF Equity Growth, Class II Sub-Account (3)
Van Kampen UIF Small Company Growth, Class II Sub-Account (3)


1) Effective October 1, 2004, the following Variable Sub-Accounts closed to new investments: the Putnam VT Health Sciences - Class IB Sub-Account, the Putnam VT New Opportunities - Class IB Sub-Account, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account.*

2) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.   IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION
ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.


CANCELLATION OF THE TRUERETURN OPTION.
You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.


DEATH OF OWNER OR ANNUITANT.
If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 74 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.


RIDER TRADE-IN OPTION.
We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("NEW OPTION"), provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion.

  Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

.. The New Option will be made a part of your Contract on the date the existing
  TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

.. The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

.. the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

                                 30  PROSPECTUS

.. the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

.. the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

.. the Model Portfolio Options will be determined by the Model Portfolio Options offered with the Guarantee Options available with the New Option;

.. any waiting period for canceling the New Option will start again on the new
  Rider Date;

.. any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

.. the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the SureIncome Plus or SureIncome For Life Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option.
 You may cancel your TrueReturn Option and immediately add a new SureIncome Plus Option or a new SureIncome For Life Option, provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

.. The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.

.. The issue requirements and terms and conditions of the new Withdrawal Benefit
  Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age
  85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your sales representative before trading in your TrueReturn Option.


TERMINATION OF THE TRUERETURN OPTION.
The TrueReturn Option will terminate on the earliest of the following to occur:

.. on the Rider Maturity Date;

.. on the Payout Start Date;

.. on the date your Contract is terminated;

.. on the date the Option is cancelled;

.. on the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. on the date the Option is replaced with a New Option under the Rider Trade-In
  Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.


FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS.
If you choose one of the Fidelity VIP Freedom Funds Model Portfolio Options or transfer your entire Contract Value into one of the Fidelity VIP Freedom Funds Model Portfolio Options we will invest your Contract Value entirely into the Fidelity VIP Freedom Sub-Account associated with the Fidelity VIP Freedom Funds Model Portfolio Option you have currently selected. The following table lists the Fidelity VIP Freedom Sub-Account associated with each Fidelity VIP Freedom Funds Model Portfolio Option:

                         FIDELITY VIP FREEDOM FUNDS                                  FIDELITY VIP FREEDOM
                           MODEL PORTFOLIO OPTIONS                                       SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
           Fidelity VIP Freedom Income Fund Model Portfolio Option              Fidelity VIP Freedom Income -
                                                                                 Service Class 2 Sub-Account
---------------------------------------------------------------------------------------------------------------
            Fidelity VIP Freedom 2010 Fund Model Portfolio Option                Fidelity VIP Freedom 2010 -
                                                                                 Service Class 2 Sub-Account
---------------------------------------------------------------------------------------------------------------
            Fidelity VIP Freedom 2020 Fund Model Portfolio Option                Fidelity VIP Freedom 2020 -
                                                                                 Service Class 2 Sub-Account
---------------------------------------------------------------------------------------------------------------
            Fidelity VIP Freedom 2030 Fund Model Portfolio Option                Fidelity VIP Freedom 2030 -
                                                                                 Service Class 2 Sub-Account
---------------------------------------------------------------------------------------------------------------


The Fidelity VIP Freedom Funds Model Portfolio Options are available as Model Portfolio Options under Guarantee Option 1 and Guarantee Option 2 (Rider Date prior to October 1, 2004). For Guarantee Option 2 (Rider Date on or after October 1, 2004), the Fidelity VIP Freedom Funds are part of the available Variable Sub-Accounts listed under Model Portfolio Option 2. Please note only certain Fidelity VIP Freedom Funds Model Portfolio Options are available with your TrueReturn Option as summarized in the table under Investment Requirements above.



                                 31  PROSPECTUS

WITHDRAWAL BENEFIT OPTIONS
"WITHDRAWAL BENEFIT OPTIONS" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.


SUREINCOME WITHDRAWAL BENEFIT OPTION
Effective May 1, 2006, we ceased offering the SUREINCOME WITHDRAWAL BENEFIT OPTION ("SUREINCOME OPTION"), except in a limited number of states where we intend to discontinue offering the Option as soon as possible. In the states where we continue to offer the SureIncome Option, it is available for an additional fee.

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

In those states where currently offered, the SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option.
 The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state). The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

In those states where the SureIncome Option is currently available, we may discontinue offering, at any time without prior notice, the Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.


BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.


                                 32  PROSPECTUS

On the Rider Date, the Benefit Payment is equal to the greater of:

.. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options); or

.. The value of the Benefit Payment of the previous Withdrawal Benefit Option
  (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

  .  The Benefit Payment immediately prior to the withdrawal; or

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.


BENEFIT BASE
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.


CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST
If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.

CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.


                                 33  PROSPECTUS

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.


INVESTMENT REQUIREMENTS
If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest.
 These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.


CANCELLATION OF THE SUREINCOME OPTION
You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.


RIDER TRADE-IN OPTION
We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). In most states, we currently offer the SureIncome Plus Withdrawal Benefit Option as the New SureIncome Option under the Rider Trade-In Option.
We may also offer other Options ("New Options") under the Rider Trade-In Option.
 However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

.. The New SureIncome Option or any New Option will be made a part of your Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

.. The issue requirements and terms and conditions of the New SureIncome Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.


                                 34  PROSPECTUS

If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your sales representative before trading in your SureIncome Option.


DEATH OF OWNER OR ANNUITANT
If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.


TERMINATION OF THE SUREINCOME OPTION
The SureIncome Option will terminate on the earliest of the following to occur:

.. The Benefit Base is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Option is cancelled;

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. On the date the SureIncome Option is replaced with a New Option under the Rider Trade-In Option.


SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract
Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".   Prior to
the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This death benefit option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 70.

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"), (the maximum age may depend on your state). The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once



                                 35  PROSPECTUS
added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.


BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

.. The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options); or

.. The value of the Benefit Payment of the previous Withdrawal Benefit Option
  (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See RIDER TRADE-IN OPTION, above, under SUREINCOME WITHDRAWAL BENEFIT OPTION for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

.. The Benefit Payment immediately prior to the withdrawal; or

.. The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

.. The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.


                                 36  PROSPECTUS

BENEFIT BASE
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option.
 On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  . The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

  . The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

.. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME PLUS OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.


CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST
If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.


CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

                                 37  PROSPECTUS

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.


INVESTMENT REQUIREMENTS
If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest.
 These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.


DEATH OF OWNER OR ANNUITANT
If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section page 70 for more details on the SureIncome ROP Death Benefit.


TERMINATION OF THE SUREINCOME PLUS OPTION
The SureIncome Plus Option will terminate on the earliest of the following to occur:

.. The Benefit Base is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase asdefined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds.


SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions.
 Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain
restrictions.   The SureIncome For Life Option also provides an additional death benefit option.



                                 38  PROSPECTUS

The SureIncome For Life Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SUREINCOME COVERED LIFE" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE" as long as the SureIncome Covered Life is
alive.   Prior to the commencement of the Withdrawal Benefit Payout Phase, the
SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT").
 This Option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 70.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you
choose to add the SureIncome For Life Option.   Currently, you may have only one
Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. AFTER THIS
                                                                    ----------
DATE THE WITHDRAWAL BENEFIT FACTOR WILL NOT CHANGE.
---------------------------------------------------


We currently offer the following Withdrawal Benefit Factors:

                     Attained Age of
                 SureIncome Covered Life                     Withdrawal Benefit Factor
                 -----------------------                     -------------------------
                          50-59                                         4%
                          60-69                                         5%
                          70+                                           6%


The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.


BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

                                 39  PROSPECTUS

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. THE WITHDRAWAL BENEFIT FACTOR USED IN ALL FUTURE CALCULATIONS WILL NOT
       ----------------------------------------------------------------------
CHANGE.
-------

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

.. If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

.. If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

  .  The Benefit Payment immediately prior to the withdrawal; or

  . The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

IF THE BENEFIT PAYMENT IS REDUCED TO ZERO, THE SUREINCOME FOR LIFE OPTION WILL TERMINATE.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

.. The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.


BENEFIT BASE
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:



                                 40  PROSPECTUS

.. The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

.. The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.


CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS
If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.


DEATH OF OWNER OR ANNUITANT
If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

                                 41  PROSPECTUS

.. If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

.. If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

  . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the DEATH BENEFITS section page 70 for more details on the SureIncome ROP Death Benefit.


TERMINATION OF THE SUREINCOME FOR LIFE OPTION
The SureIncome For Life Option will terminate on the earliest of the following to occur:

.. The Benefit Payment is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

.. On the date the SureIncome For Life Option is cancelled as detailed under Death of Owner or Annuitant section above;

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.


INVESTMENT  REQUIREMENTS  (APPLICABLE TO ALL WITHDRAWAL  BENEFIT OPTIONS)
If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.

When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

  (1) to the Model Portfolio Option available as described below;

  (2)to the DCA Fixed Account Option and then transfer all purchase payments and interest to the Model Portfolio Option; or

  (3) to a combination of (1) and (2) above.

With respect to (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select the Variable Sub-Accounts available under your Model Portfolio Option to which to allocate your Contract Value. We currently offer one Model Portfolio Option. Please refer to the Model Portfolio Option section of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we



                                 42  PROSPECTUS
may revise the Model Portfolio Options. The following is the Model Portfolio Option currently available for use:

* Model Portfolio Option 1
----------------------------------------


You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state.
 See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) unless you request that the purchase payment be allocated to the DCA Fixed Account Option.
 Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

Under Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available" and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows (1, 4):

                             Available
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Franklin U.S. Government - Class 2 Sub-Account
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - All Value Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account
Putnam VT New Value - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
STI Classic Capital Appreciation Sub-Account (2)
STI Classic Large Cap Relative Value Sub-Account (2)
STI Classic Small Cap Value Equity Sub-Account
STI Classic Large Cap Value Equity Sub-Account
Van Kampen LIT Comstock, Class II Sub-Account
Van Kampen LIT Strategic Growth, Class II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen LIT Money Market, Class II Sub-Account
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (3)
Van Kampen UIF Equity and Income, Class II Sub-Account (3)
Van Kampen UIF Global Franchise, Class II Sub-Account (3)
Van Kampen UIF Mid Cap Growth, Class II Sub-Account (3)
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (3)
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (3)

                                 43  PROSPECTUS


                             EXCLUDED
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Putnam VT Vista - Class IB Sub-Account
STI Classic Mid-Cap Equity Sub-Account (2)
Van Kampen LIT Aggressive Growth, Class II Sub-Account (4)
Van Kampen UIF Equity Growth, Class II Sub-Account (3)
Van Kampen UIF Small Company Growth, Class II Sub-Account (3)


1) Effective October 1, 2004, the following Variable Sub-Accounts closed to new investments: the Putnam VT Health Sciences - Class IB Sub-Account, the Putnam VT New Opportunities - Class IB Sub-Account, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account.*

2) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

4) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE
DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH
THAT PROGRAM.   OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL
ALLOCATIONS WILL NOT BE ALLOWED.   IF YOU CHOOSE TO ADD ANY WITHDRAWAL BENEFIT
OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH A WITHDRAWAL BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.


                                 44  PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 59* Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES, PLEASE CONTACT US AT 1-800-203-0068 OR GO TO
WWW.ACCESSALLSTATE.COM.

*Up to five additional Variable Sub-Accounts may be available depending on the date you purchased your Contract. Please see page 48 for information about Sub-Account and/or Portfolio liquidations, mergers, closures and name changes.


PORTFOLIO:                EACH PORTFOLIO SEEKS:         INVESTMENT ADVISER:
Fidelity VIP              Long-term capital
Contrafund(R) Portfolio   appreciation
- Service Class 2
-------------------------------------------------------
Fidelity VIP Freedom      High total return with a
2010 Portfolio - Service  secondary objective of
Class 2                   principal preservation as
                          the fund approaches its
                          target date and beyond
-------------------------------------------------------
Fidelity VIP Freedom      High total return with a
2020 Portfolio - Service  secondary objective of
Class 2                   principal preservation as
                          the fund approaches its
                          target date and beyond
-------------------------------------------------------
Fidelity VIP Freedom      High total return with a     Fidelity Management &
2030 Portfolio - Service  secondary objective of       Research Company
Class 2                   principal preservation as
                          the fund approaches its
                          target date and beyond
-------------------------------------------------------
Fidelity VIP Freedom      High total return with a
Income Portfolio -        secondary objective of
Service Class 2           principal preservation
-------------------------------------------------------
Fidelity VIP Growth       To achieve capital
Stock Portfolio -         appreciation
Service Class 2
-------------------------------------------------------
Fidelity VIP Index 500    Investment results that
Portfolio - Service       correspond to the total
Class 2                   return of common stocks
                          publicly traded in the
                          United States as
                          represented by the Standard
                          & Poor's 500(SM) Index (S&P
                          500(R))
-------------------------------------------------------
Fidelity VIP Mid Cap      Long-term growth of capital
Portfolio - Service
Class 2
-------------------------------------------------------
FTVIP Franklin Growth     Capital appreciation with
and Income Securities     current income as a
Fund - Class 2            secondary goal.
-------------------------------------------------------
FTVIP Franklin Income     To maximize income while
Securities Fund - Class   maintaining prospects for    Franklin Advisers, Inc.
2                         capital appreciation.
-------------------------------------------------------
FTVIP Franklin Large Cap  Capital appreciation
Growth Securities Fund -
Class 2
-------------------------------------------------------
FTVIP Franklin U.S.       Income
Government Fund - Class
2
FTVIP Franklin Small Cap  Long-term total return.      Franklin Advisory
Value Securities Fund -                                Services, LLC
Class 2
-------------------------------------------------------------------------------
FTVIP Mutual Discovery    Capital appreciation with
Securities Fund - Class   current income as a          Franklin Mutual
2                         secondary goal.              Advisers, LLC
FTVIP Mutual Shares       Capital appreciation with
Securities Fund - Class   income as a secondary goal
2
-------------------------------------------------------------------------------
FTVIP Templeton           Long-term capital            Templeton Asset
Developing Markets        appreciation.                Management Ltd.
Securities Fund - Class
2
-------------------------------------------------------------------------------

                                 45 PROSPECTUS

FTVIP Templeton Foreign   Long-term capital growth.    Templeton Investment
Securities Fund - Class                                Counsel, LLC
2
-------------------------------------------------------------------------------
Lord Abbett Series Fund   Long-term growth of capital
- All Value Portfolio     and income without
                          excessive fluctuations in
                          market value
-------------------------------------------------------
Lord Abbett Series Fund   High current income and the
- Bond-Debenture          opportunity for capital
Portfolio                 appreciation to produce a
                          high total return
-------------------------------------------------------Lord, Abbett & Co. LLC
Lord Abbett Series Fund   Long-term growth of capital
- Growth and Income       and income without
Portfolio                 excessive fluctuations in
                          market value
-------------------------------------------------------
Lord Abbett Series Fund   Capital appreciation
- Growth Opportunities
Portfolio
-------------------------------------------------------
Lord Abbett Series Fund   Capital appreciation
- Mid-Cap Value           through investments,
Portfolio                 primarily in equity          ------------------------
                          securities, which are
                          believed to be undervalued
                          in the marketplace
-------------------------------------------------------
Oppenheimer MidCap        Capital appreciation by
Fund/VA - Service Shares  investing in ''growth
                          type'' companies.
-------------------------------------------------------
Oppenheimer Balanced      A high total investment
Fund/VA - Service Shares  return, which includes
                          current income and capital
                          appreciation in the value
                          of its shares.
Oppenheimer Capital       Capital appreciation by
Appreciation Fund/VA -    investing in securities of
Service Shares            well-known, established
                          companies.
                          -----------------------------
Oppenheimer Core Bond     High level of current
Fund/VA - Service Shares  income. As a secondary
                          objective, the Portfolio
                          seeks capital appreciation
                          when consistent with its
                          primary objective.
                          -----------------------------OppenheimerFunds, Inc.
Oppenheimer Global        Long-term capital
Securities Fund/VA -      appreciation by investing a
Service Shares            substantial portion of
                          assets in securities of
                          foreign issuers,
                          growth-type companies,
                          cyclical industries and
                          special situations that are
                          considered to have
                          appreciation possibilities.
Oppenheimer High Income   A high level of current
Fund/VA - Service Shares  income from investment in
                          high-yield fixed-income
                          securities.
-------------------------------------------------------
Oppenheimer Main Street   High total return (which
Fund(R)/VA - Service      includes growth in the
Shares                    value of its shares as well
                          as current income) from
                          equity and debt securities.
Oppenheimer Main Street   Capital appreciation.
Small Cap Fund(R)/VA -
Service Shares
-------------------------------------------------------------------------------
Oppenheimer Strategic     A high level of current
Bond Fund/VA - Service    income principally derived
Shares                    from interest on debt
                          securities.
-------------------------------------------------------

                                 46 PROSPECTUS

Putnam VT Global Asset    A high level of long-term
Allocation Fund - Class   total return consistent
IB                        with preservation of
                          capital.
-------------------------------------------------------
Putnam VT Growth and      Capital growth and current
Income Fund - Class IB    income.
-------------------------------------------------------
Putnam VT Health          Capital appreciation.
Sciences Fund - Class
IB/(1)/
-------------------------------------------------------
Putnam VT High Yield      High current income.
Fund - Class IB           Capital growth is a
                          secondary goal when
                          consistent with achieving
                          high current income.
-------------------------------------------------------
Putnam VT Income Fund -   High current income
Class IB                  consistent with what Putnam
                          Management believes to be
                          prudent risk.
-------------------------------------------------------Putnam Investment
Putnam VT International   Capital appreciation.        Management, LLC
Equity Fund - Class IB                                 ("Putnam Management")
-------------------------------------------------------
Putnam VT Investors Fund  Long-term growth of capital
- Class IB                and any increased income
                          that results from this
                          growth.
-------------------------------------------------------
Putnam VT Money Market    As high a rate of current
Fund - Class IB           income as Putnam Management
                          believes is consistent with
                          preservation of capital and
                          maintenance of liquidity.
-------------------------------------------------------
Putnam VT New             Long-term capital
Opportunities Fund -      appreciation.
Class IB/(1)/
-------------------------------------------------------
Putnam VT New Value Fund  Long-term capital
- Class IB                appreciation.
-------------------------------------------------------
Putnam VT Research Fund   Capital appreciation.
- Class IB/(1)/
-------------------------------------------------------
Putnam VT The George      To provide a balanced
Putnam Fund of Boston -   investment composed of a
Class IB                  well diversified portfolio   ------------------------
                          of value stocks and bonds,
                          which produce both capital
                          growth and current income.
Putnam VT Utilities       Capital growth and current
Growth and Income Fund -  income.
Class IB/(1)/
-------------------------------------------------------
Putnam VT Vista Fund -    Capital appreciation.
Class IB
-------------------------------------------------------
Putnam VT Voyager Fund -  Capital appreciation.
Class IB
-------------------------------------------------------
STI Classic Capital       Capital appreciation
Appreciation Fund/(2)/
-------------------------------------------------------
STI Classic Large Cap     Long-term capital
Relative Value Fund/(2)/  appreciation with the
                          secondary goal of current    Trusco Capital
                          income                       Management, Inc.
-------------------------------------------------------
STI Classic Large Cap     Capital appreciation with
Value Equity Fund         the secondary goal of
                          current income
-------------------------------------------------------
STI Classic Mid-Cap       Capital appreciation
Equity Fund/(2)/
-------------------------------------------------------------------------------
STI Classic Small Cap     Capital appreciation with
Value Equity Fund         the secondary goal of
                          current income
-------------------------------------------------------
Van Kampen LIT            Capital growth
Aggressive Growth
Portfolio, Class II/(3)/
Van Kampen LIT Comstock   Capital growth and income
Portfolio, Class II       through investments in
                          equity securities,
                          including common stocks,
                          preferred stocks and
                          securities convertible into
                          common and preferred         Van Kampen Asset
                          stocks.                      Management
Van Kampen LIT Strategic  Capital appreciation.
Growth Portfolio, Class
II
Van Kampen LIT Growth     Long-term growth of capital
and Income Portfolio,     and income.
Class II
-------------------------------------------------------
Van Kampen LIT Money      Protection of capital and
Market Portfolio, Class   high current income through
II                        investments in money market
                          instruments.                 ------------------------
-------------------------------------------------------

                                 47 PROSPECTUS

Van Kampen UIF Emerging   High total return by
Markets Debt Portfolio,   investing primarily in
Class II                  fixed income securities of
                          government and
                          government-related issuers
                          and, to a lesser extent, of
                          corporate issuers in
                          emerging market countries.
Van Kampen UIF Equity     Capital appreciation and
and Income Portfolio,     current income.
Class II
-------------------------------------------------------
Van Kampen UIF Equity     Long-term capital
Growth Portfolio, Class   appreciation by investing
II                        primarily in
                          growth-oriented equity
                          securities of large
                          capitalization companies.
-------------------------------------------------------
Van Kampen UIF Global     Long-term capital
Franchise Portfolio,      appreciation.
Class II                                                Van Kampen/(4)/
-------------------------------------------------------
Van Kampen UIF Mid Cap    Long-term capital growth by
Growth Portfolio, Class   investing primarily in
II                        common stocks and other
                          equity securities.
-------------------------------------------------------
Van Kampen UIF Small      Long-term capital
Company Growth            appreciation by investing
Portfolio, Class II       primarily in
                          growth-oriented equity
                          securities of small
                          companies.
-------------------------------------------------------
Van Kampen UIF U.S. Mid   Above-average total return
Cap Value Portfolio,      over a market cycle of
Class II                  three to five years by
                          investing in common stocks
                          and other equity
                          securities.
-------------------------------------------------------
Van Kampen UIF U.S. Real  Above average current
Estate Portfolio, Class   income and long-term
II                        capital appreciation by
                          investing primarily in       ------------------------
                          equity securities of
                          companies in the U.S. real
                          estate industry, including
                          real estate investment
                          trusts.
-------------------------------------------------------

(1) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income
  - Class IB Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program.
   Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II
  Sub-Account closed to new investments.   If you invested in this Variable
  Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable
  Sub-Accounts in accordance with that program.   Outside of these automatic
  transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances as Van Kampen.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.




                                 48  PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account Options. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in
the future. Some Options are not available in all states.   In addition,
Allstate Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 54.

This option allows you to allocate purchase payments to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you
must specify the term length over which the transfers are to take place.   We
use the term "TRANSFER PERIOD ACCOUNT" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. The minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Account to any of the Fixed Account Options available under your Contract.The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Putnam VT Money Market - Class IB Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Putnam VT Money Market - Class IB Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Putnam VT Money Market - Class IB Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 54.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Putnam VT Money Market - Class IB Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option currently is not available if you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

The DCA Fixed Account Option may not be available in your state. Please check with your sales representative for availability.


STANDARD FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT"


                                 49  PROSPECTUS
within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("STANDARD FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For Allstate Advisor Contracts, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. For Allstate Advisor Preferred Contracts, we currently are not offering the Standard Fixed Account Option. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your sales representative for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

.. transfer all or part of the money from the Standard Fixed Guarantee Period
  Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

.. transfer all or part of the money from the Standard Fixed Guarantee Period
  Account to other investment alternatives available at the time; or

.. withdraw all or part of the money from the Standard Fixed Guarantee Period
  Account. Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

.. you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

.. you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared


                                 50  PROSPECTUS
renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with the ALLSTATE ADVISOR PREFERRED CONTRACT.


MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods").
 We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other
 Guarantee Periods in the future.   If you allocate a purchase payment to the
Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered.
 If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states.
 Please check with your sales representative for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("TREASURY RATE") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the
 Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate


                                 51  PROSPECTUS
at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

.. transfer all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

.. transfer all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account to other investment alternatives available at the time; or

.. withdraw all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account.  Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account.
 If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.


INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount


                                 52  PROSPECTUS
transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn/SM/ Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.


TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-203-0068. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity.


                                 53  PROSPECTUS

Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

.. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

.. the investment objectives and/or size of the Variable Sub-Account underlying
  Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio.
 Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.


DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12


                                 54  PROSPECTUS
transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam VT Income - Class IB Sub-Account and 60% to be in the Oppenheimer MidCap/VA - Service Shares Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam VT Income - Class IB Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam VT Income - Class IB Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Oppenheimer MidCap/VA - Service Shares Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.


EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam VT Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

.. for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

.. for a Contract Anniversary, if on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.


ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given


                                 55  PROSPECTUS

Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

ALLSTATE ADVISOR                             1.10%
---------------------------------------------------
ALLSTATE ADVISOR PREFERRED
(5-YEAR WITHDRAWAL CHARGE OPTION)            1.40%
---------------------------------------------------
ALLSTATE ADVISOR PREFERRED
(3-YEAR WITHDRAWAL CHARGE OPTION)            1.50%
---------------------------------------------------
ALLSTATE ADVISOR PREFERRED                   1.60%
(NO WITHDRAWAL CHARGE OPTION)
---------------------------------------------------


The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

.. MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

.. Enhanced Beneficiary Protection (Annual Increase) Option: The current mortality and expense risk charge for this option is 0.30%. This charge will
  never exceed 0.30%.   We guarantee that we will not increase the mortality and
  expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

.. Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

  . 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

  . 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit
Payments provision in this prospectus for more information.   We deduct the
charge for this option only during the Accumulation Phase.

.. Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.


TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select, however we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee


                                 56  PROSPECTUS
from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for
Settlement of the Death Proceeds is also a Contract Anniversary.    If the
Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn/SM/ Accumulation Benefit Option" section of this prospectus for more information.


SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/ or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.


RETIREMENT INCOME GUARANTEE OPTION FEE
We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004. Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004. We impose a separate annual Rider Fee for RIG 1 and RIG 2. The annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.


WITHDRAWAL BENEFIT OPTION FEE
Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states. We charge separate annual Rider Fees for each of the SureIncome Option (the "SUREINCOME OPTION FEE"), the SureIncome Plus Option (the "SUREINCOME PLUS OPTION FEE"), and the SureIncome For Life Option (the "SUREINCOME FOR LIFE OPTION FEE"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee as the "WITHDRAWAL BENEFIT OPTION FEES".


                                 57  PROSPECTUS

"WITHDRAWAL BENEFIT OPTION FEE" is used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base.
 We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.


TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw.
 The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 14. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

                                 58  PROSPECTUS

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 51 for more information on market value adjustments.


FREE WITHDRAWAL AMOUNT
You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

.. The Free Withdrawal Amount described above; or

.. Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

If you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION, there are no withdrawal charges applicable and, therefore, no Free Withdrawal Amount. Amounts withdrawn may be subject to a Market Value Adjustment or applicable taxes.


ALL CONTRACTS
We do not apply a withdrawal charge in the following situations:

.. the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

.. withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.


CONFINEMENT WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:


1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and


                                 59  PROSPECTUS

3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.


TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.


UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation (as defined in the Contract) for at least 30 days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF" includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

These waivers do not apply under the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.


DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.


OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see pages 13-15. We may receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1) or other services we provide to the Portfolios.

                                 60  PROSPECTUS

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


WITHDRAWALS
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 62.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 49.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. An emergency exists as defined by the SEC, or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-203-0068 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals.
 Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.



                                 61  PROSPECTUS

INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

.. the Annuitant's 99th birthday, or

.. the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 591/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:


INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF

PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.


INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.


                                 62  PROSPECTUS

INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.


INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.


INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.


INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.


MODIFYING PAYMENTS
After the Payout Start Date, you may make the following changes under Income Plan 3:

.. You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date.
   However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

.. You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Plans. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.


PAYOUT WITHDRAWAL
You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value



                                 63  PROSPECTUS
of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.


PAYOUT WITHDRAWAL CHARGE
To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                        Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable Charge:
Contract:                    0           1           2           3           4           5           6          7           7+
-----------------------------------------------------------------------------------------------------------------------------------
Allstate Advisor            7%           7%          6%          5%          4%          3%         2%          0%          0%
Allstate Advisor
 Preferred with:
 5-Year Withdrawal
 Charge Option              7%           6%          5%          4%          3%          0%
 3-Year Withdrawal
 Charge Option              7%           6%          5%          0%
 No Withdrawal Charge
 Option                                                                   None


ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

.. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

.. reduce the frequency of your payments so that each payment will be at least
  $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply.
 The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not

                                 64  PROSPECTUS
available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.


INCOME PROTECTION BENEFIT OPTION
We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

.. The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

.. You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

.. You may apply the Income Protection Benefit Option to more than one Income
  Plan.

.. The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

.. You may only add the Income Protection Benefit Option on the Payout Start Date and, once added, the option cannot be cancelled.

.. You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

.. You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of
1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("INCOME PROTECTION DIVERSIFICATION REQUIREMENT"), we reserve the right, in our sole



                                 65  PROSPECTUS
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 discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate ANY PORTION of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.

In the following three tables, we list our current Income Protection Diversification Requirement:


UNRESTRICTED VARIABLE SUB-ACCOUNTS. There is no limit to the amount of assets supporting your variable income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate AT LEAST 30% of the assets supporting your variable income payments to this category.

  Fidelity VIP Freedom Income - Service Class 2 Sub-Account

  FTVIP Franklin U.S. Government - Class 2 Sub-Account

  Oppenheimer Core Bond/VA - Service Shares Sub-Account

  Oppenheimer Strategic Bond/VA - Service Shares Sub-Account

  Putnam VT Income - Class IB Sub-Account

  Putnam VT Money Market - Class IB Sub-Account

  Van Kampen LIT Money Market, Class II Sub-Account


RESTRICTED VARIABLE SUB-ACCOUNTS. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

  Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account

  Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account

  Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account

  Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account

  Fidelity VIP Index 500 - Service Class 2 Sub-Account

  Fidelity VIP Mid Cap - Service Class 2 Sub-Account

  FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account

  FTVIP Franklin Income Securities - Class 2 Sub-Account

  FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account

  FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account

  FTVIP Mutual Discovery Securities - Class 2 Sub-Account

  FTVIP Mutual Shares Securities - Class 2 Sub-Account

  FTVIP Templeton Foreign Securities - Class 2 Sub-Account

  Lord Abbett Series - All Value Sub-Account

  Lord Abbett Series - Bond-Debenture Sub-Account

  Lord Abbett Series - Growth and Income Sub-Account

  Lord Abbett Series - Growth Opportunities Sub-Account

  Lord Abbett Series - Mid-Cap Value Sub-Account

  Oppenheimer Balanced/VA - Service Shares Sub-Account

  Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account

  Oppenheimer Global Securities/VA - Service Shares Sub-Account

  Oppenheimer High Income/VA - Service Shares Sub-Account

  Oppenheimer Main Street(R)/VA - Service Shares Sub-Account

  Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account

  Putnam VT Global Asset Allocation - Class IB Sub-Account



                                 66  PROSPECTUS

  Putnam VT Growth and Income - Class IB Sub-Account

  Putnam VT High Yield - Class IB Sub-Account

  Putnam VT International Equity - Class IB Sub-Account

  Putnam VT Investors - Class IB Sub-Account

  Putnam VT New Value - Class IB Sub-Account

  Putnam VT Research - Class IB Sub-Account (1)

  Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account

  Putnam VT Utilities Growth and Income - Class IB Sub-Account (1)

  Putnam VT Voyager - Class IB Sub-Account

  STI Classic Capital Appreciation Sub-Account (2)

  STI Classic Large Cap Relative Value Sub-Account (2)

  STI Classic Mid-Cap Equity Sub-Account (2)

  STI Classic Small Cap Value Equity Sub-Account

  STI Classic Large Cap Value Equity Sub-Account

  Van Kampen LIT Comstock, Class II Sub-Account

  Van Kampen LIT Growth and Income, Class II Sub-Account

  Van Kampen UIF Equity and Income, Class II Sub-Account (3)

  Van Kampen UIF Equity Growth, Class II Sub-Account (3)

  Van Kampen UIF Global Franchise, Class II Sub-Account (3)

  Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account (3)

  Van Kampen UIF U.S. Real Estate, Class II Sub-Account (3)

1) Effective October 1, 2004, the Putnam VT Research - Class IB Sub-Account, and the Putnam VT Utilities Growth and Income - Class IB Sub-Account closed to new investments. If you choose to add the Income Protection Benefit Option on or after October 1, 2004, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the Income Protection Benefit Option prior to adding the Income Protection Benefit Option to your Contract.

2) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


EXCLUDED VARIABLE SUB-ACCOUNTS. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

  Fidelity VIP Growth Stock - Service Class 2 Sub-Account

  FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account

  Oppenheimer MidCap/VA - Service Shares Sub-Account

  Putnam VT Health Sciences - Class IB Sub-Account (1)

  Putnam VT New Opportunities - Class IB Sub-Account (1)

  Putnam VT Vista - Class IB Sub-Account

  Van Kampen LIT Aggressive Growth, Class II Sub-Account (2)

  Van Kampen LIT Strategic Growth, Class II Sub-Account

  Van Kampen UIF Emerging Markets Debt, Class II Sub-Account (3)

  Van Kampen UIF Mid Cap Growth, Class II Sub-Account (3)

  Van Kampen UIF Small Company Growth, Class II Sub-Account (3)

1) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account and the Putnam VT New Opportunities - Class IB Sub-Account closed to new investments.

2) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II Sub-Account closed to new investments.

3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

                                 67  PROSPECTUS

The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See "Investment Alternatives: Transfers," above, for additional information.


FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

.. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

.. deducting any applicable taxes; and

.. applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.


RETIREMENT INCOME GUARANTEE OPTIONS
Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"). If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004, your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program. If you previously elected a RIG Option, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your sales representative for details.

The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to January 1, 2004.

We refer to the issue date of the option as the "RIDER DATE." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except that Contract Owners may elect to cancel a RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 as
described above.   The options may not be available in all states.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

For each option, an "INCOME BASE" is calculated, which is used only for the purpose of calculating the "GUARANTEED RETIREMENT INCOME BENEFIT" and the appropriate "RIDER FEE," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

.. The Payout Start Date must be on or after the 10/th/ Contract Anniversary of the Rider Date.

.. The Payout Start Date must occur during the 30-day period following a Contract
  Anniversary.

.. The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

.. You must select Fixed Amount Income Payments only.

.. You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

  . 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

  . 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.


                                 68  PROSPECTUS

The "GUARANTEED RETIREMENT INCOME BENEFIT" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

.. The Guaranteed Retirement Income Benefit; or

.. For fixed income payments, the Contract Value, adjusted by any applicable
  Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

The Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The Rider Fee for the RIG 2 is 0.55% of the Income Base on each Contract Anniversary.

These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

.. The date the Contract is terminated;

.. If the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

.. The Payout Start Date; or

.. If you elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, (since we discontinued offering the Trade-In Program as of that date).

Otherwise, the options may not be terminated or cancelled.


CALCULATION OF INCOME BASE.
On the Rider Date, the "RIG 1 INCOME BASE" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year, subject to the "CAP" defined below. This accumulation will continue until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends, the RIG 1 Income Base will continue to be increased by purchase payments and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 WITHDRAWAL ADJUSTMENT" is defined below.

The RIG 1 Income Base will not exceed a CAP equal to:

.. 200% of the Contract Value as of the Rider Date; plus

.. 200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the Payout Start Date; minus

.. RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.


RIG 1 WITHDRAWAL ADJUSTMENT. Prior to the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

..    In  each  Contract  Year,  for  the  portion  of  withdrawals  that  do not cumulatively exceed 5% of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

..    In each Contract  Year, for the portion of  withdrawals  that  cumulatively exceed 5% of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the



                                 69  PROSPECTUS
     withdrawal and reduced for the portion of withdrawals that does not cumulatively exceed 5%, and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that does not cumulatively exceed 5%.

On or after the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 INCOME BASE" is defined as the greater of "INCOME BASE A" or "INCOME BASE B."

"INCOME BASE A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "INCOME BASE B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

.. Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment.

.. Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

.. On each Contract Anniversary until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85/th/ birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.


DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH PROCEEDS
Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

.. A certified copy of the death certificate;

.. A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

.. Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for
Settlement:

.. If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds is equal to the "DEATH BENEFIT."

.. If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.


                                 70  PROSPECTUS

DEATH BENEFIT OPTIONS
In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

.. MAV Death Benefit Option

.. Enhanced Beneficiary Protection (Annual Increase) Option

.. Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "DEATH BENEFIT" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

.. The Contract Value;

.. The Settlement Value;

.. The ROP Death Benefit;

.. The MAV Death Benefit Option (if selected);

.. The Enhanced Beneficiary Protection (Annual Increase) Option (if selected); or

.. The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* The SureIncome ROP Death Benefit under the SureIncome For Life Option is only included in the calculation of the Death Benefit upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments, reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

  The sum of all purchase payments made prior to the withdrawal, less any prior withdrawal adjustments.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.
The "MAV DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds," above), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

.. Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment.

.. Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

.. On each Contract Anniversary until the first Contract Anniversary following the 80/TH/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 74, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments, withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

.. The first Contract Anniversary following the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments and withdrawals); or



                                 71  PROSPECTUS

.. The date we next determine the Death Proceeds.


ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION.
The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year, subject to the "CAP" defined below. This accumulation will continue until the earlier of:

  (a) the first Contract Anniversary following the 80/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

  (b) the date we determine the Death Proceeds.

After the 5% interest accumulation ends, the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit CAP is equal to:

.. 200% of the Contract Value as of the Rider Date; plus

.. 200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

.. Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 74, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments, less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year from the date we determine the Death Proceeds, until the earlier of:

.. The first Contract Anniversary following the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80/th/ birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals; or

.. The date we next determine the Death Proceeds.


EARNINGS PROTECTION DEATH BENEFIT OPTION.
The "EARNINGS PROTECTION DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

.. 0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

.. 0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

.. 100% of "IN-FORCE PREMIUM" (excluding purchase payments made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

.. 40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:



                                 72  PROSPECTUS

.. 50% of "IN-FORCE PREMIUM" (excluding purchase payments made after the Rider
  Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

.. 25% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

IN-FORCE EARNINGS are equal to the current Contract Value less In-Force Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

IN-FORCE PREMIUM is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 74 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

.. The Rider Date will be changed to the date we determine the Death Proceeds;

.. The In-Force Premium is equal to the Contract Value as of the new Rider Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

.. The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

.. The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.


ALL OPTIONS.
WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

.. the date the Contract is terminated;

.. if, upon the death of the Contract Owner, the Contract is continued under Option D as described in the Death of Owner section on page 74, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

.. if the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

.. on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

.. on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

.. the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.


DEATH BENEFIT PAYMENTS

DEATH OF CONTRACT OWNER
If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "NEW CONTRACT OWNERS". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.


                                 73  PROSPECTUS

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

NEW CONTRACT OWNER CATEGORIES


CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.


CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.


CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:


OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.


OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

.. Over the life of the New Contract Owner; or

.. For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

.. Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.


OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market - Class IB Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.


OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Putnam VT Money Market - Class IB Sub-Account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.



                                 74  PROSPECTUS
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The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.


OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

.. One year of the date of death;

.. The same calendar year as the date we receive the first Complete Request for Settlement; and

.. One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.


DEATH OF ANNUITANT
If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

.. The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

.. The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

SURVIVING CONTRACT OWNER CATEGORIES


CATEGORY 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.


CATEGORY 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:


OPTION A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.


OPTION B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.


OPTION C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market - Class IB Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.


OPTION D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.



                                 75  PROSPECTUS

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Plans, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Plan. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

.. The individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA.

.. The Contract Owner's spouse must be the sole Primary Beneficiary of the Contract and will be the named Co-Annuitant.

.. The Contract Owner must be age 90 or younger on the Rider Application Date;
  and the Co-Annuitant must be age 79 or younger on the Rider Application Date.

.. On or after May 1, 2005, the Option may be added only when we issue the Contract or within 6 months of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:

.. upon the death of the Co-Annuitant (as of the date we determine the Death
  Proceeds);

.. upon the death of the Contract Owner (as of the date we determine the Death
  Proceeds);

.. on the date the Contract is terminated;

.. on the Payout Start Date; or

.. on the date you change the beneficiary of the Contract and the change is accepted by us;

.. for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

.. for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.


DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

.. The Co-Annuitant must have been your legal spouse on the date of his or her death; and

.. Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.


SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS AND DEATH OF CO-ANNUITANT
We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states.
 CSP is subject to the following conditions ("CSP Conditions"):

.. The beneficially owned Contract must be a Custodial traditional IRA, Custodial
  Roth IRA, or a Custodial Simplified Employee Pension IRA.


                                 76  PROSPECTUS

.. The Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

.. The Co-Annuitant must be the legal spouse of the Annuitant. Only one
  Co-Annuitant may be named.

.. The Co-Annuitant must be the sole beneficiary of the Custodial traditional
  IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

.. The Annuitant must be age 90 or younger on the CSP Application Date.

.. The Co-Annuitant must be age 79 or younger on the CSP Application Date.

.. On or after May 1, 2005, the CSP may be added only when we issue the Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

.. We have made no payments under any Income Plan.

.. There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

.. The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

.. The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

.. The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

.. On the date CSP is terminated as described above; or

.. Upon the death of the Annuitant; or

.. Upon the death of the Co-Annuitant; or

.. On the date the Contract is terminated; or

.. On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

DEATH OF CO-ANNUITANT.  This section applies if:

.. The CSP Conditions are met.

  . The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

  .  We have received proof satisfactory to us that the Co-Annuitant has died.

  . The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

  . the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

.. The Co-Annuitant was the legal spouse of the Annuitant on the date of Annuitant's death.

.. The Owner does not thereafter name a new Co-Annuitant; and



                                 77  PROSPECTUS

.. The Owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial
  Simplified Employee Pension IRA remains the Custodian; and

.. The Contract may only be continued once.


MORE INFORMATION
--------------------------------------------------------------------------------


ALLSTATE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also have entered into an administrative services agreement which provides that PICA or an affiliate will administer the Variable Account and the Contracts after a transition period that may last up to two years. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.


VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.


VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting



                                 78  PROSPECTUS
 instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT

DISTRIBUTION. Allstate Distributors, L.L.C. ("Allstate Distributors"), located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Contract. Allstate Distributors is a wholly owned subsidiary of Allstate Life. Allstate Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Allstate Distributors does not sell Contracts directly to purchasers. Allstate Distributors enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Contracts through their registered
representatives.   The broker-dealers are registered with the SEC and are NASD member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts. Contracts also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks which sell the Contracts. Commissions paid vary, but we may pay up to a maximum sales commission of 7.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.25% of Contract Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Contract Value and the number of years the Contract is held.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Contracts on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that Allstate Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by NASD rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.



                                 79  PROSPECTUS

Allstate Life does not pay Allstate Distributors a commission for distribution of the Contracts. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For Allstate Advisor Contracts issued to employees of Allstate Life and certain other eligible organizations, and in lieu of Allstate Life paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate Life will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes.


ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. Pursuant to the Agreement, we entered into an administrative services agreement with PICA whereby, after a transition period that may last up to two years, PICA or an affiliate will provide administrative services to the Variable Account and the Contracts on our behalf.

We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract Owner records;

.. Contract Owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

 We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.


LEGAL MATTERS
LeBoeuf, Lamb, Greene & MacRae, L.L.P., Washington, D.C., has advised Allstate Life on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.


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TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future


                                 81  PROSPECTUS
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guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:


                                 82  PROSPECTUS
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.. if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue


                                 83  PROSPECTUS
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to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

.. Individual Retirement Annuities (IRAs) under Code Section 408(b);

.. Roth IRAs under Code Section 408A;

.. Simplified Employee Pension (SEP IRA) under Code Section 408(k);

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
  408(p);

.. Tax Sheltered Annuities under Code Section 403(b);

.. Corporate and Self Employed Pension and Profit Sharing Plans under Code
  Section 401; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount.
 These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code


                                 84  PROSPECTUS
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and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs)

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

.. from an IRA or attributable to elective deferrals under a 401(k) plan,
    403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, and before Dec. 31, 2007, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.


                                 85  PROSPECTUS
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For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 Included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes.

For distributions in tax years beginning after 2005 and before 2008, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to a certain qualified charitable organizations and (2) on or after the date the IRA owner attains age
701/2.   Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.


INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. An individual with adjusted gross income (AGI) of $100,000 or more won't be able to rollover amounts from an eligible retirement plan into a Roth IRA. Please note, however, that the $100,000 AGI limit will be eliminated for tax years beginning after December 31, 2009. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving


                                 86  PROSPECTUS
spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.


Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

.. A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

.. An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the


                                 87  PROSPECTUS
required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.


ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2006, is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 80469, Lincoln, NE 68501-0469 or 1-800-203-0068.


                                 88  PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------
THE CONTRACTS
--------------------------------------------------------------------------------
  Agreements with the Prudential Insurance Company of America
--------------------------------------------------------------------------------
  Distribution
--------------------------------------------------------------------------------
  Purchase of Contracts
--------------------------------------------------------------------------------
  Tax-Free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
  Net Investment Factor
--------------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------
CALCULATION OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERAL MATTERS
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
     Premium Taxes
--------------------------------------------------------------------------------
     Tax Reserves
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
APPENDIX A-ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.


                                 89  PROSPECTUS

APPENDIX A
CONTRACT COMPARISON CHART

        FEATURE                 ADVISOR                                  ADVISOR PREFERRED
--------------------------------------------------------------------------------------------------------------
                                                  5-YEAR WITHDRAWAL      3-YEAR WITHDRAWAL     NO WITHDRAWAL
                                                    CHARGE OPTION          CHARGE OPTION       CHARGE OPTION
--------------------------------------------------------------------------------------------------------------
Mortality and Expense
Risk Charge                      1.10%                  1.40%                  1.50%               1.60%
(Base Contract)
--------------------------------------------------------------------------------------------------------------
Withdrawal Charge                                   7/ 6/ 5/ 4/ 3             7/ 6/ 5               None
(% of purchase payment)   7/ 7/ 6/ 5/ 4/ 3/ 2
--------------------------------------------------------------------------------------------------------------
Withdrawal Charge        Confinement, Terminal  Confinement, Terminal  Confinement, Terminal        N/A
Waivers                  Illness, Unemployment  Illness, Unemployment  Illness, Unemployment
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The following tables summarize the availability of the Fixed Account Options in general. Please check with your representative for specific details for your state.

                               DCA FIXED ACCOUNT OPTION
----------------------------------------------------------------------------------------
                                                   Advisor Preferred
                                  ------------------------------------------------------
                     Advisor           5-YEAR             3-YEAR         NO WITHDRAWAL
                                  WITHDRAWAL CHARGE  WITHDRAWAL CHARGE   CHARGE OPTION
----------------------------------     OPTION             OPTION
                                  ------------------------------------------------------
TRANSFER PERIODS   3 to 6 month     3 to 6 month       3 to 6 month           N/A

                  ----------------------------------------------------------------------
------------------   7 to          7 to   12 month    7 to   12 month         N/A
                     12 month
                  ----------------------------------------------------------------------


         STANDARD FIXED ACCOUNT OPTION (SOME OPTIONS NOT AVAILABLE IN ALL STATES)
--------------------------------------------------------------------------------------------
                      Advisor                         Advisor Preferred
                                   ---------------------------------------------------------
                                        5-YEAR             3-YEAR                NO
                                   WITHDRAWAL CHARGE  WITHDRAWAL CHARGE   WITHDRAWAL CHARGE
                   ----------------     OPTION             OPTION              OPTION
                                   ---------------------------------------------------------

GUARANTEE PERIODS      1-year             N/A                N/A                 N/A




--------------------------------------------------------------------------------------------
                      3-year*             N/A                N/A                 N/A
                   -------------------------------------------------------------------------
                      5-year*             N/A                N/A                 N/A
                   -------------------------------------------------------------------------
                      7-year*             N/A                N/A                 N/A
                   -------------------------------------------------------------------------


                 MVA FIXED ACCOUNT OPTION (NOT AVAILABLE IN ALL STATES)**
--------------------------------------------------------------------------------------------
                      Advisor                         Advisor Preferred
                                   ---------------------------------------------------------
                                        5-YEAR             3-YEAR                NO
                                   WITHDRAWAL CHARGE  WITHDRAWAL CHARGE   WITHDRAWAL CHARGE
                   ----------------     OPTION             OPTION              OPTION
                                   ---------------------------------------------------------
GUARANTEE PERIODS      3-year           3-year             3-year              3-year




--------------------------------------------------------------------------------------------
                       5-year           5-year             5-year              5-year
                   -------------------------------------------------------------------------
                       7-year           7-year             7-year              7-year
                   -------------------------------------------------------------------------
                      10-year           10-year            10-year             10-year
                   -------------------------------------------------------------------------


* Available only in states in which the MVA Fixed Account Option is not offered.

** Not available in states in which the 3-, 5-, or 7-year Standard Fixed Account
   Options are offered.


                                 90  PROSPECTUS

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

 I                                                    =    the Treasury Rate for a maturity equal to the term length of the
                                                           Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;
J                                                     =    the Treasury Rate for a maturity equal to the term length of the
                                                           Market Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the
                                                           Market Value Adjusted Fixed Guarantee Period Account, the date we determine the Death Proceeds, or the Payout Start Date, as the case may be ("Market Value Adjustment Date").
N                                                     =    the number of whole and partial years from the Market Value
                                                           Adjustment Date to the expiration of the term length of the Market
                                                           Value Adjusted Fixed Guarantee Period Account.


Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

                            .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

                     EXAMPLES OF MARKET VALUE ADJUSTMENT
                   $10,000 allocated to a Market Value Adjusted Fixed Guarantee
Purchase Payment:  Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Allstate Advisor*



                EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Contract Value at  = $10,000.00 X (1.045) /3/ = $11,411.66
 End of Contract Year 3:
Step 2: Calculate the Free           = .15 X $10,000 = $1500
 Withdrawal Amount:
Step 3: Calculate the Withdrawal     = .06 X ($10,000 - $1,500) = $510
 Charge:
Step 4: Calculate the Market Value   I   =   4.50%
 Adjustment:                         J   =   4.20%
                                              730 DAYS
                                     N  =   --------   =   2
                                              365 DAYS
                                     Market Value Adjustment Factor: .9 X [I -
                                     (J + .0025)] X N
                                     = .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                     Market Value Adjustment = Market Value
                                     Adjustment Factor X Amount
                                     Subject To Market Value Adjustment:
                                     = .0009 X $11,411.66  = $10.27
Step 5: Calculate the amount          = $11,411.66 - $510 + $10.27 = $10,911.93
 received by Contract owner as a
 result of full withdrawal at the
 end of Contract Year 3:




                                 91  PROSPECTUS

                                         EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1: Calculate Contract Value at End of Contract Year 3:        = $10,000.00 X (1.045) /3/ = $11,411.66
Step 2: Calculate The Free Withdrawal Amount:                     = .15 X $10,000 =  $1,500
Step 3: Calculate the Withdrawal Charge:                          = 0.06 X ($10,000 - $1,500) = $510
Step 4: Calculate the Market Value Adjustment:                    I   =   4.50%
                                                                  J   =   4.80%
                                                                           730 DAYS
                                                                  N  =    -----------   =   2
                                                                            365 DAYS
                                                                  Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
                                                                  = .9 X [(.045 - (.048 + .0025)] X (2) = -.0099
                                                                  Market Value Adjustment = Market Value Adjustment Factor X
                                                                  Amount Subject To Market Value Adjustment:
                                                                  = -.0099 X $11,411.66 = -$112.98
Step    5: Calculate the amount received by Contract owner as a   = $11,411.66 - $510 -  $112.98 = $10,788.68
 result of full withdrawal at the end of Contract Year 3:



   *These examples assume the election of the ALLSTATE ADVISOR CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under the ALLSTATE ADVISOR PREFERRED CONTRACT, which has different expenses and withdrawal charges.




                                 92  PROSPECTUS

APPENDIX C
EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT
--------------------------------------------------------------------------------

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:


Adjusted age of Annuitant on the Payout Start                   65
Date:
-------------------------------------------------------------------------------
Sex of Annuitant:                                              male
-------------------------------------------------------------------------------
Income Plan selected:                                            1
-------------------------------------------------------------------------------
Payment frequency:                                            monthly
-------------------------------------------------------------------------------
Amount applied to variable income payments under            $100,000.00
the Income Plan:
-------------------------------------------------------------------------------





The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:                                 3%
-------------------------------------------------------------------------------
Guaranteed minimum variable income   85% of the initial variable amount income
payment:                                               value
-------------------------------------------------------------------------------


STEP 1 -  CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.




                                 93  PROSPECTUS

APPENDIX D
WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2003

Initial Purchase Payment: $50,000

                                                                                                         Income Benefit Amount
                                                                                           Contract
                                                                  Beginning               Value After    Maximum
                                             Type of              Contract   Transaction  Occurrenc e  Anniversary        5%
             Date                          Occurrence               Value      Amount                     Value      Roll-Up Value
-----------------------------------------------------------------------------------------------------------------------------------
            1/1/04                     Contract Anniversary        $55,000           _      $55,000      $55,000        $52,500
-----------------------------------------------------------------------------------------------------------------------------------
            7/1/04                      Partial Withdrawal         $60,000     $15,000      $45,000      $41,250        $40,176
-----------------------------------------------------------------------------------------------------------------------------------


The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.


MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
-------------------------------------------------------------------------------
Partial Withdrawal Amount                                 (a)          $15,000
-------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial               (b)          $60,000
Withdrawal
-------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior          (c)          $55,000
to Partial Withdrawal
-------------------------------------------------------------------------------
Withdrawal Adjustment                                [(a)/(b)]*(c)     $13,750
-------------------------------------------------------------------------------
Adjusted Income Benefit                                                $41,250
-------------------------------------------------------------------------------

5% ROLL-UP VALUE INCOME BENEFIT**
-------------------------------------------------------------------------------
Total Partial Withdrawal Amount                           (a)          $15,000
-------------------------------------------------------------------------------
STEP I - DOLLAR FOR DOLLAR PORTION
-------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial               (b)          $60,000
Withdrawal
-------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior
to Partial Withdrawal (assumes 181 days worth of          (c)          $53,786
interest on $52,500)
-------------------------------------------------------------------------------
Partial Withdrawal Amount (Corridor = 5% of               (d)          $ 2,625
Roll-Up Value on 1/1/04)
-------------------------------------------------------------------------------
Dollar for Dollar Withdrawal Adjustment            (e)=(d)*1.05^-0.5   $ 2,562
(discounted for a half year's worth of interest)
-------------------------------------------------------------------------------
Contract Value After Step 1                          (b')=(b)-(d)      $57,375
-------------------------------------------------------------------------------
Adjusted Income Benefit After Step 1                 (c')=(c)-(e)      $51,224
-------------------------------------------------------------------------------
STEP 2 - PROPORTIONAL PORTION
-------------------------------------------------------------------------------
Partial Withdrawal Amount                            (a')=(a)-(d)      $12,375
-------------------------------------------------------------------------------
Proportional Adjustment                             (a')/(b')*(c')     $11,048
-------------------------------------------------------------------------------
Contract Value After Step 2                            (b')-(a')       $45,000
-------------------------------------------------------------------------------
Adjusted Income Benefit After Step 2                                   $40,176
-------------------------------------------------------------------------------



 * For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.


                                 94  PROSPECTUS

APPENDIX E
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2007

Initial Purchase Payment: $50,000

                                                                                                  Death Benefit Amount
                                                                                           -------------------------------------
                                                       Beginning  Transactio   Contract    Purchase    Maximum       Enhanced
                                       Type of         Contract       n       Value After  Payment   Anniversary   Beneficiary
             Date                     Occurrence         Value      Amount    Occurrence    Value       Value         Value
--------------------------------------------------------------------------------------------------------------------------------
           1/1/2008              Contract Anniversary   $55,000          _      $55,000    $50,000     $55,000       $52,500
--------------------------------------------------------------------------------------------------------------------------------
           7/1/2008               Partial Withdrawal    $60,000    $15,000      $45,000    $37,500     $41,250       $40,339
--------------------------------------------------------------------------------------------------------------------------------


The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

PURCHASE PAYMENT VALUE DEATH BENEFIT
-----------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)          $15,000
-----------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)          $60,000
-----------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to            (c)          $50,000
Partial Withdrawal
-----------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)     $12,500
-----------------------------------------------------------------------------------
Adjusted Death Benefit                                                     $37,500
-----------------------------------------------------------------------------------

MAV DEATH BENEFIT
-----------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)          $15,000
-----------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)          $60,000
-----------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to            (c)          $55,000
Partial Withdrawal
-----------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)     $13,750
-----------------------------------------------------------------------------------
Adjusted Death Benefit                                                     $41,250
-----------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE)
BENEFIT
-----------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)          $15,000
-----------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)          $60,000
-----------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to
Partial Withdrawal (assumes 181 days worth of interest        (c)          $53,786
on $52,500)
-----------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)     $13,446
-----------------------------------------------------------------------------------
Adjusted Death Benefit                                                     $40,339
-----------------------------------------------------------------------------------



 * For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.


                                 95  PROSPECTUS

APPENDIX F
CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT*
--------------------------------------------------------------------------------

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.


Excess of Earnings Withdrawals                    =    $0
Purchase Payments in the 12 months prior to       =    $0
 death
In-Force Premium                                  =    $100,000
                                                       ($100,000 + $0 - $0)
In-Force Earnings                                 =    $25,000
                                                       ($125,000 - $100,000)
EARNINGS PROTECTION DEATH BENEFIT**               =    40 % * $25,000 = $10,000



Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).




EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                        =    $5,000
                                                           ($10,000-$5,000)
Purchase Payments in the 12 months prior to death     =    $0
In-Force Premium                                      =    $95,000
                                                           ($100,000+$0-$5,000)
In-Force Earnings                                     =    $19,000
                                                           ($114,000-$95,000)
EARNINGS PROTECTION DEATH BENEFIT**                   =    40%*$19,000=$7,600


Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).




                                 96  PROSPECTUS

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS
This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                                                =    $30,000
                                                                                   ($50,000-$20,000)
Purchase Payments in the 12 months prior to death                             =    $0
In-Force Premium                                                              =    $120,000
                                                                                    ($110,000+$40,000-$30,000)
In-Force Earnings                                                             =    $20,000
                                                                                   ($140,000-$120,000)
EARNINGS PROTECTION DEATH BENEFIT**                                           =    25%*$20,000=$5,000


In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since 25% of In-Force Earnings is less than 50% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00).




EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and Maximum Anniversary Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                                             =    $0
Purchase Payments in the 12 months prior to death                          =    $0
In-Force Premium                                                           =    $100,000
                                                                                ($100,000+$0-$0)
In-Force Earnings                                                          =    $50,000
                                                                                ($150,000-$100,000)
EARNINGS PROTECTION DEATH BENEFIT**                                        =    40%*$50,000=$20,000

Contract Value                                                             =    $150,000
Death Benefit                                                              =    $160,000
Earnings Protection Death Benefit                                          =    $20,000
Continuing Contract Value                                                  =    $180,000
                                                                                ($160,000+$20,000)


Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is


                                 97  PROSPECTUS
continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).


                                 98  PROSPECTUS

APPENDIX G - WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION BENEFIT*
--------------------------------------------------------------------------------

RIDER DATE: JANUARY 2, 2005

INITIAL PURCHASE PAYMENT: $50,000

INITIAL BENEFIT BASE: $50,000

                                   Type of         Beginning Contract   Transaction    Contract Value
           Date                   Occurrence              Value            Amount     After Occurrence   Benefit Base
----------------------------------------------------------------------------------------------------------------------
          1/2/06                                         $55,000                -         $55,000          $50,000
                             Contract Anniversary
----------------------------------------------------------------------------------------------------------------------
          7/2/06              Partial Withdrawal         $60,000          $15,000         $45,000          $37,500
----------------------------------------------------------------------------------------------------------------------



The following shows how we compute the adjusted Benefit Bases in the example above. Please note the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

BENEFIT BASE
--------------------------------------------------------------------------------
Partial Withdrawal Amount                                    (a)        $15,000
--------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal       (b)        $60,000
--------------------------------------------------------------------------------
Value of Benefit Base Immediately Prior to Partial           (c)        $50,000
Withdrawal
--------------------------------------------------------------------------------
Withdrawal Adjustment                                   [(a)/(b)]*(c)   $12,500
--------------------------------------------------------------------------------
Adjusted Benefit Base                                                   $37,500
--------------------------------------------------------------------------------


*For the purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees
and charges for all Contracts.   Actual Contract Values will differ due to the
different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.


                                 99  PROSPECTUS

APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1:  Assume you purchase an Allstate Advisor contract with a $100,000
----------
initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.
Your Benefit Payment is $8,000, which is 8% of your initial purchase payment. Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.



Example 2:  Assume Example 1 is continued and an additional purchase payment of
----------
$40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).
The Benefit Payment is increased to $11,200, which is your prior Benefit Payment
 ($8,000) plus 8% of your additional purchase payment ($40,000).
The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).



Example 3:  Assume Example 1 is continued and a withdrawal of $8,000 is made
----------
during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).
The Benefit Payment is unchanged and remains $8,000.
The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).



Example 4:  Assume example 1 is continued and a withdrawal of $25,000 is made
----------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.
The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% x ($130,000-$25,000))=$8,000
There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.



Example 5:  Assume example 3 is continued and an additional withdrawal of $5,000
----------
is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.
The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% x ($60,000-$5,000))=$4,400.
The Benefit Payment Remaining is unchanged at $0.



Example 6:  Assume example 5 is continued and an additional Purchase Payment of
----------
40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).
The Benefit Payment is increased to $7,600, which is your prior Benefit Payment
 ($4,400) plus 8% of your additional purchase payment ($40,000).


                                100  PROSPECTUS

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7:  Assume example 6 is continued and an additional withdrawal of $3,200
----------
is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).
The Benefit Payment is unchanged and remains $7,600.
The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).


                                101  PROSPECTUS

APPENDIX I- SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1:  Assume you purchase an Allstate Advisor Variable Annuity contract
----------
with a $100,000 initial purchase payment and add the SureIncome Plus Option at issue.



Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.



Example 2:  Assume Example 1 is continued and an additional purchase payment of
----------
$40,000 is made in the first Benefit Year.



The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment
 ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).



Example 3:  Assume Example 1 is continued and a withdrawal of $8,000 is made
----------
during the first Benefit Year.



The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).



Example 4:  Assume Example 1 is continued and a withdrawal of $25,000 is made
----------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000-$25,000))=$8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.


                                102  PROSPECTUS

Example 5:  Assume Example 3 is continued and an additional withdrawal of $5,000
----------
is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000-$5,000))=$4,400.

The Benefit Payment Remaining is unchanged at $0.



Example 6:  Assume Example 5 is continued and an additional Purchase Payment of
----------
40,000 is made in the same year (the first Benefit Year).



The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment
 ($4,400) plus 8% of your additional purchase payment ($40,000).

 The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).



Example 7:  Assume Example 6 is continued and an additional withdrawal of $3,200
----------
is taken in the same year (the first Benefit Year).



The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).



Example 8:  Assume Example 1 is continued and on the first Contract Anniversary
----------
the Contract Value prior to deduction of annual fees is $160,000.



The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).


                                103  PROSPECTUS

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.



Example 9:  Assume Example 8 is continued, no withdrawals or purchase payments
----------
are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.



The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.


                                104  PROSPECTUS

APPENDIX J- SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1:  Assume you purchase an Allstate Advisor Variable Annuity contract
----------
with $100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).



Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.



Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($5,000 = 5% X $100,000, assuming your Benefit Base is still $100,000).



Example 2:  Assume Example 1 is continued and an additional purchase payment of
----------
$40,000 is made in the first Benefit Year.



The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment
 ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).



Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,000 = 5% X $140,000, assuming your Benefit Base is still $140,000).



Example 3a:  Assume Example 1 is continued and the first withdrawal, equal to
-----------
$4,000, is made during the first Benefit Year.



The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).



Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.


                                105  PROSPECTUS

Example 3b:  Assume Example 1 is continued and the first withdrawal, equal to
-----------
$5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).



The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base (5% X $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).



Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.



Example 3c:  Assume Example 1 is continued and the first withdrawal, equal to
-----------
$6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).



The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% X current Benefit Base (6% X $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).



Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.



Example 4a:  Assume Example 1 is continued and a withdrawal of $25,000 is made
-----------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% X $75,000)=$3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.



Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.


                                106  PROSPECTUS

Example 4b:  Assume Example 1 is continued and a withdrawal of $25,000 is made
-----------
during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).
 Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base prior to the withdrawal (5% X $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% X $75,000)=$3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.



Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.



Example 5:  Assume Example 3a is continued and an additional withdrawal of
----------
$5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.



The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000)=$55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula: the lesser of ($4,000) and (4% X $55,000)=$2,200.



Example 6:  Assume Example 5 is continued and an additional Purchase Payment of
----------
40,000 is made in the same year (the first Benefit Year).



The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment
 ($2,200) plus 4% of your additional purchase payment ($40,000).

 The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).



Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600
----------
is taken in the same year (the first Benefit Year).




                                107  PROSPECTUS

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).



Example 8:  Assume Example 1 is continued and on the first Contract Anniversary
----------
the Contract Value prior to deduction of annual fees is $160,000.



The SureIncome For Life Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.



Note: The Benefit Payment remains $6,374 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior
Contract Anniversaries has not increased the Benefit Payment).   At that point,
if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,967.50 = 5% X $159,350, assuming your Benefit Base is still $159,350).



Example 9:  Assume Example 8 is continued, no withdrawals or purchase payments
----------
are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.



The SureIncome For Life Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.


                                108  PROSPECTUS

APPENDIX K- ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contract us at 1-800-203-0068 to obtain a copy of the Statement of Additional Information.


ALLSTATE ADVISOR CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.10% and Administrative Expense Charge of 0.19%.


For the Years Beginning January 1* and Ending December 31,            2003     2004      2005      2006
-------------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
-------------------------------------------------------------------------------------------------------------
STI Classic Capital Appreciation Sub-Account /(1)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.749  $ 11.327   $ 11.081
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.749  $ 11.327  $ 11.081   $ 12.123
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,073    11,497    11,274     12,680
-------------------------------------------------------------------------------------------------------------
STI Classic Large Cap Relative Value Sub-Account /(1)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 11.356  $ 12.813   $ 13.790
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.356  $ 12.813  $ 13.790   $ 15.817
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             4,346    14,479    17,044     17,290
-------------------------------------------------------------------------------------------------------------
STI Classic Large Cap Value Equity Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 11.262  $ 12.818   $ 13.127
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.262  $ 12.818  $ 13.127   $ 15.869
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0     3,813     3,884      4,114
-------------------------------------------------------------------------------------------------------------
STI Classic Mid-Cap Equity Sub-Account /(1)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 11.438  $ 13.189   $ 14.884
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.438  $ 13.189  $ 14.884   $ 16.267
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             5,312     8,657     9,168      9,538
-------------------------------------------------------------------------------------------------------------
STI Classic Small Cap Value Equity Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 12.233  $ 14.996   $ 16.564
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.233  $ 14.996  $ 16.564   $ 18.985
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             1,982    12,820    17,258     19,799
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $ 10.291
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --     62,580
-------------------------------------------------------------------------------------------------------------
                                 109 PROSPECTUS


Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $ 10.483
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --     18,112
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $ 10.513
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --     10,459
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $ 10.522
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --      2,393
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $ 10.373
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --      9,360
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $  9.766
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --          0
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $ 10.846
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --      4,280
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $  9.899
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --      8,115
-------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.851  $ 13.475  $ 14.713   $ 15.034
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.475  $ 14.713  $ 15.034   $ 17.328
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                            19,258    91,878   121,852    140,550
-------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 11.263   $ 11.297
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 11.263  $ 11.297   $ 13.185
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    36,695   238,778    363,937
-------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 10.533   $ 10.508
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 10.533  $ 10.508   $ 11.503
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    19,883    52,660     76,907
-------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.508  $ 14.653  $ 17.899   $ 19.217
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.653  $ 17.899  $ 19.217   $ 22.191
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             6,008    30,266    42,724     49,578
-------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government - Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 10.274   $ 10.385
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 10.274  $ 10.385   $ 10.664
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    26,530    45,396     55,428
-------------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $ 11.041
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --      4,832
-------------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.428  $ 12.765  $ 14.192   $ 15.488
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.765  $ 14.192  $ 15.488   $ 18.099
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                            11,247    93,951   175,870    208,410
-------------------------------------------------------------------------------------------------------------

                                 110 PROSPECTUS

FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $13.323  $ 16.979  $ 20.902   $ 26.292
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $16.979  $ 20.902  $ 26.292   $ 33.244
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               384     4,722     9,019     12,236
-------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.618  $ 13.683  $ 16.009   $ 17.410
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.683  $ 16.009  $ 17.410   $ 20.872
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             3,281    22,173    79,063    105,367
-------------------------------------------------------------------------------------------------------------
Lord Abbett Series - All Value Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 10.920   $ 11.529
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 10.920  $ 11.529   $ 13.047
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --     2,505     8,154     10,663
-------------------------------------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 10.370   $ 10.371
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 10.370  $ 10.371   $ 11.192
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    10,261    19,485     27,740
-------------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth and Income Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 10.904   $ 11.114
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 10.904  $ 11.114   $ 12.866
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --     8,652    38,241     73,155
-------------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth Opportunities Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 11.153   $ 11.518
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 11.153  $ 11.518   $ 12.268
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --     9,878    19,719     24,154
-------------------------------------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 11.136   $ 11.896
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 11.136  $ 11.896   $ 13.179
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --     7,818    22,310     31,595
-------------------------------------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.053  $ 13.176  $ 14.280   $ 14.614
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.176  $ 14.280  $ 14.614   $ 15.992
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             7,178    53,108    61,320     60,538
-------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.115  $ 12.323  $ 12.968   $ 13.424
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.323  $ 12.968  $ 13.424   $ 14.269
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                            13,298    39,477    87,943    108,136
-------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 10.118   $ 10.221
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 10.118  $ 10.221   $ 10.587
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --     2,979    11,046     31,731
-------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.823  $ 14.323  $ 16.808   $ 18.924
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.323  $ 16.808  $ 18.924   $ 21.924
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             3,710    15,213    18,532     19,698
-------------------------------------------------------------------------------------------------------------
Oppenheimer High Income/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.246  $ 13.039  $ 13.995   $ 14.092
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.039  $ 13.995  $ 14.092   $ 15.194
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             3,104    36,988    51,530     60,120
-------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.504  $ 12.713  $ 13.696   $ 14.296
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.713  $ 13.696  $ 14.296   $ 16.195
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             4,075    77,828    99,260    107,767
-------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.695  $ 14.755  $ 17.358   $ 18.799
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.755  $ 17.358  $ 18.799   $ 21.278
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,464    28,649    52,533     61,366
-------------------------------------------------------------------------------------------------------------

                                 111 PROSPECTUS

Oppenheimer MidCap/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.282  $ 12.468  $ 14.698   $ 16.248
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.468  $ 14.698  $ 16.248   $ 16.472
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,972    14,766    29,855     42,659
-------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.496  $ 12.213  $ 13.072   $ 13.224
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.213  $ 13.072  $ 13.224   $ 13.998
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                            10,834   101,918   149,231    175,264
-------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.631  $ 12.510  $ 13.473   $ 14.227
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.510  $ 13.473  $ 14.227   $ 15.850
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                90       758     2,993      4,525
-------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.266  $ 13.589  $ 14.904   $ 15.482
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.589  $ 14.904  $ 15.482   $ 17.714
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,429     5,716     8,351     11,258
-------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.035  $ 11.373  $ 12.026   $ 13.438
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.373  $ 12.026  $ 13.438   $ 13.636
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               173     2,926     4,443      5,622
-------------------------------------------------------------------------------------------------------------
Putnam VT High Yield - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.454  $ 13.428  $ 14.652   $ 14.911
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.428  $ 14.652  $ 14.911   $ 16.269
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               350    14,873    27,417     32,729
-------------------------------------------------------------------------------------------------------------
Putnam VT Income - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.514  $ 10.507  $ 10.832   $ 10.945
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.507  $ 10.832  $ 10.945   $ 11.292
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             4,742    19,067    36,943     47,355
-------------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.502  $ 13.465  $ 15.444   $ 17.105
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.465  $ 15.444  $ 17.105   $ 21.566
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               135     1,836     6,571     12,890
-------------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.838  $ 13.072  $ 14.535   $ 15.611
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.072  $ 14.535  $ 15.611   $ 17.558
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               329     1,359     1,606      2,177
-------------------------------------------------------------------------------------------------------------
Putnam VT Money Market - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $ 9.956  $  9.914  $  9.851   $  9.970
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $ 9.914  $  9.851  $  9.970   $ 10.274
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             1,651    34,280    45,925     61,161
-------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.478  $ 13.580  $ 14.787   $ 16.056
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.580  $ 14.787  $ 16.056   $ 17.206
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               726     3,714     2,619      2,522
-------------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.840  $ 14.664  $ 16.708   $ 17.465
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.664  $ 16.708  $ 17.465   $ 20.001
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0     2,459     5,666     10,718
-------------------------------------------------------------------------------------------------------------
Putnam VT Research - Class IB Sub-Account/(2)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.091  $ 13.177  $ 13.990   $ 14.502
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.177  $ 13.990  $ 14.502   $ 15.935
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0     2,430     2,189      2,201
-------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.490  $ 12.158  $ 12.986   $ 13.332
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.158  $ 12.986  $ 13.332   $ 14.729
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               752    15,384    27,840     28,124
-------------------------------------------------------------------------------------------------------------

                                 112 PROSPECTUS

Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.769  $ 14.145  $ 16.978   $ 18.197
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.145  $ 16.978  $ 18.197   $ 22.819
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               187     1,374     1,179      1,136
-------------------------------------------------------------------------------------------------------------
Putnam VT Vista - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.550  $ 13.646  $ 15.976   $ 17.687
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.646  $ 15.976  $ 17.687   $ 18.411
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               400     2,022     2,576      2,795
-------------------------------------------------------------------------------------------------------------
Putnam VT Voyager - Class IB Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.661  $ 12.475  $ 12.934   $ 13.494
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.475  $ 12.934  $ 13.494   $ 14.045
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             3,962    16,384    23,818     23,983
-------------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 11.153   $ 12.233
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 11.153  $ 12.233   $ 12.670
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --     3,279     4,772      4,811
-------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 11.366   $ 11.681
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 11.366  $ 11.681   $ 13.381
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    25,133    62,429     67,470
-------------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.136  $ 11.811  $ 12.448   $ 13.227
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.811  $ 12.448  $ 13.227   $ 13.399
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,236    12,034    14,984     15,927
-------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.891  $ 13.437  $ 15.137   $ 16.394
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.437  $ 15.137  $ 16.394   $ 18.769
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,729    18,865    23,632     29,013
-------------------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class II Sub-Account
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.000  $  9.925   $ 10.036
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $  9.925  $ 10.036   $ 10.319
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    73,330    79,438     93,283
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.736  $ 13.960  $ 15.169   $ 16.791
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.960  $ 15.169  $ 16.791   $ 18.365
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               107    14,258    15,431     18,937
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account/ (4)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 10.989   $ 11.648
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 10.989  $ 11.648   $ 12.945
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    12,926    19,278     22,786
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 10.760   $ 12.265
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 10.760  $ 12.265   $ 12.569
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       480     3,737      3,931
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.000  $ 11.131   $ 12.304
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $ 11.131  $ 12.304   $ 14.758
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0     4,885    11,534     23,713
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --        --        --   $ 10.000
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --        --        --   $  9.853
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        --        --      1,041
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.125  $ 13.621  $ 15.993   $ 17.821
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.621  $ 15.993  $ 17.821   $ 19.674
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                43     3,787     4,364      4,498
-------------------------------------------------------------------------------------------------------------

                                 113 PROSPECTUS

Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $ 10.000  $ 11.323   $ 12.535
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $ 11.323  $ 12.535   $ 14.926
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    22,127    24,381     26,548
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.657  $ 14.601  $ 19.611   $ 22.602
-------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.601  $ 19.611  $ 22.602   $ 30.715
-------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               114    27,144    30,274     28,872
-------------------------------------------------------------------------------------------------------------


(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income
  - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program.
   Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II
  Sub-Account closed to new investments.   If you invested in this Variable
  Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable Sub-Account
  in accordance with that program.   Outside of these automatic transaction
  programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                114  PROSPECTUS

ALLSTATE ADVISOR CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 2.00% and Administrative Expense Charge of 0.19%.

For the Years Beginning January 1* and Ending December 31,             2003     2004     2005      2006
----------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
----------------------------------------------------------------------------------------------------------
STI Classic Capital Appreciation Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.704  $11.176   $10.834
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.704  $11.176  $10.834   $11.745
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Relative Value Sub-Account/(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.308  $12.643   $13.483
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.308  $12.643  $13.483   $15.325
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.215  $12.647   $12.835
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.215  $12.647  $12.835   $15.374
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Mid-Cap Equity Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.390  $13.014   $14.553
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.390  $13.014  $14.553   $15.760
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Small Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $12.181  $14.796   $16.196
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.181  $14.796  $16.196   $18.393
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.228
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.419
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.448
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
                                 115 PROSPECTUS


Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.457
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.310
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.706
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.779
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.838
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.784  $13.341  $14.434   $14.615
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.341  $14.434  $14.615   $16.691
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      274       274
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.194   $11.126
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.194  $11.126   $12.868
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0      240       240
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.509   $10.389
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.509  $10.389   $11.269
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.436  $14.507  $17.559   $18.682
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.507  $17.559  $18.682   $21.377
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.211   $10.228
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.211  $10.228   $10.406
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.974
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.363  $12.638  $13.923   $15.057
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.638  $13.923  $15.057   $17.435
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      373       373
----------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $13.247  $16.810  $20.505   $25.559
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $16.810  $20.505  $25.559   $32.024
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.551  $13.547  $15.705   $16.925
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.547  $15.705  $16.925   $20.105
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      170       170
----------------------------------------------------------------------------------------------------------

                                 116 PROSPECTUS

Lord Abbett Series - All Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.895   $11.398
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.895  $11.398   $12.782
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.347   $10.253
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.347  $10.253   $10.965
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth and Income Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.880   $10.988
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.880  $10.988   $12.604
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth Opportunities Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.127   $11.388
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.127  $11.388   $12.018
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0      244       244
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.110   $11.761
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.110  $11.761   $12.912
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.984  $13.045  $14.009   $14.206
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.045  $14.009  $14.206   $15.405
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.095  $12.248  $12.772   $13.100
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.248  $12.772  $13.100   $13.799
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      208       208
----------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.095   $10.105
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.095  $10.105   $10.371
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.756  $14.181  $16.489   $18.397
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.181  $16.489  $18.397   $21.119
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer High Income/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.176  $12.909  $13.729   $13.698
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.909  $13.729  $13.698   $14.636
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.438  $12.586  $13.437   $13.898
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.586  $13.437  $13.898   $15.601
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.622  $14.608  $17.029   $18.275
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.608  $17.029  $18.275   $20.496
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      242       242
----------------------------------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.212  $12.344  $14.419   $15.795
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.344  $14.419  $15.795   $15.867
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.431  $12.091  $12.824   $12.855
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.091  $12.824  $12.855   $13.484
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 117 PROSPECTUS

Putnam VT Global Asset Allocation - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.565  $12.385  $13.218   $13.831
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.385  $13.218  $13.831   $15.268
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.196  $13.454  $14.621   $15.050
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.454  $14.621  $15.050   $17.064
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.972  $11.260  $11.798   $13.063
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.260  $11.798  $13.063   $13.135
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT High Yield - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.383  $13.294  $14.374   $14.495
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.294  $14.374  $14.495   $15.671
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.453  $10.403  $10.626   $10.639
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.403  $10.626  $10.639   $10.877
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.436  $13.331  $15.151   $16.628
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.331  $15.151  $16.628   $20.774
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.770  $12.942  $14.259   $15.176
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.942  $14.259  $15.176   $16.913
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Money Market - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $ 9.899  $ 9.815  $ 9.664   $ 9.692
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $ 9.815  $ 9.664  $ 9.692   $ 9.897
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.407  $13.445  $14.506   $15.609
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.445  $14.506  $15.609   $16.574
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.767  $14.518  $16.391   $16.978
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.518  $16.391  $16.978   $19.267
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Research - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.022  $13.046  $13.725   $14.098
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.046  $13.725  $14.098   $15.350
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.424  $12.037  $12.740   $12.960
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.037  $12.740  $12.960   $14.188
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.696  $14.004  $16.656   $17.690
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.004  $16.656  $17.690   $21.981
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Vista - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.478  $13.510  $15.673   $17.194
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.510  $15.673  $17.194   $17.735
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 118 PROSPECTUS

Putnam VT Voyager - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.594  $12.351  $12.688   $13.118
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.351  $12.688  $13.118   $13.529
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.084   $12.047
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.084  $12.047   $12.364
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.297   $11.505
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.297  $11.505   $13.059
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.072  $11.693  $12.212   $12.858
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.693  $12.212  $12.858   $12.907
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.823  $13.304  $14.850   $15.937
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.304  $14.850  $15.937   $18.080
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $ 9.835   $ 9.854
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $ 9.835  $ 9.854   $10.040
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.664  $13.821  $14.881   $16.322
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.821  $14.881  $16.322   $17.691
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.922   $11.472
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.922  $11.472   $12.633
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.694   $12.080
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.694  $12.080   $12.266
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $11.030   $12.081
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $11.030  $12.081   $14.359
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account/(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.793
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.103  $13.538  $15.751   $17.392
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.538  $15.751  $17.392   $19.025
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.254   $12.345
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.254  $12.345   $14.566
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.584  $14.455  $19.239   $21.972
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.455  $19.239  $21.972   $29.588
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      134       134
----------------------------------------------------------------------------------------------------------


(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value


                                119  PROSPECTUS

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value


                                120  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.40% and Administrative Expense Charge of 0.19%.


For the Years Beginning January 1* and Ending December 31,             2003     2004     2005      2006
----------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
----------------------------------------------------------------------------------------------------------
STI Classic Capital Appreciation Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.734  $11.277   $10.998
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.734  $11.277  $10.998   $11.996
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             4,938   13,882   15,389    12,236
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Relative Value Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.341  $12.756   $13.687
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.341  $12.756  $13.687   $15.652
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               507   12,800   13,593    14,429
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.247  $12.761   $13.029
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.247  $12.761  $13.029   $15.703
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    9,125    9,157     8,998
----------------------------------------------------------------------------------------------------------
STI Classic Mid-Cap Equity Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.422  $13.131   $14.773
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.422  $13.131  $14.773   $16.097
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    3,708    3,658     3,668
----------------------------------------------------------------------------------------------------------
STI Classic Small Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $12.215  $14.929   $16.441
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.215  $14.929  $16.441   $18.786
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               734    6,053    7,215     7,363
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.270
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.462
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.491
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------

                                 121 PROSPECTUS

Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.500
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.352
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.746
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.824
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --       672
----------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.879
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --       341
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.825  $13.425  $14.614   $14.888
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.425   14.614  $14.888   $17.107
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,690   18,565   27,125    27,070
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.240   $11.240
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.240  $11.240   $13.079
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --      224    7,312    15,839
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.525   $10.468
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.525  $10.468   $11.425
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --      388    1,445     2,766
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.479  $14.599  $17.778   $19.031
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.599  $17.778  $19.031   $21.909
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               557    2,528    2,821     3,038
----------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.253   $10.333
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.253  $10.333   $10.577
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0      321       718
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $11.019
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --       316
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.402  $12.718  $14.097   $15.338
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.718  $14.097  $15.338   $17.869
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             6,143   22,288   28,316    26,607
----------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $13.293  $16.917  $20.762   $26.037
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $16.917  $20.762  $26.037   $32.822
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                37      164      822       964
----------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.591  $13.633  $15.902   $17.241
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.633  $15.902  $17.241   $20.606
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             1,488    6,270   10,083     8,674
----------------------------------------------------------------------------------------------------------

                                 122 PROSPECTUS

Lord Abbett Series - All Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.912   $11.485
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.912  $11.485   $12.958
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.363   $10.332
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.363  $10.332   $11.116
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth and Income Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.896   $11.072
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.896  $11.072   $12.778
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0    1,404     5,397
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth Opportunities Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.144   $11.475
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.144  $11.475   $12.184
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0      348       330
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.127   $11.851
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.127  $11.851   $13.090
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --      471      733     1,548
----------------------------------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.026  $13.128  $14.184   $14.472
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.128  $14.184  $14.472   $15.789
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               130    1,256    1,271     1,688
----------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.109  $12.298  $12.903   $13.316
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.298  $12.903  $13.316   $14.111
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               154    1,320    7,204    10,257
----------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.110   $10.182
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.110  $10.182   $10.515
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.797  $14.270  $16.695   $18.740
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.270  $16.695  $18.740   $21.645
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             1,014    4,200    3,992     4,069
----------------------------------------------------------------------------------------------------------
Oppenheimer High Income/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.219  $12.991  $13.901   $13.955
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.991  $13.901  $13.955   $15.000
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                91    8,566    8,879     8,878
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.478  $12.666  $13.604   $14.157
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.666  $13.604  $14.157   $15.989
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             4,343   16,760   15,793    15,738
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.666  $14.701  $17.242   $18.617
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.701  $17.242  $18.617   $21.007
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,342    4,241    4,382     4,280
----------------------------------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.254  $12.422  $14.600   $16.090
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.422  $14.600  $16.090   $16.263
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               146      525      321       359
----------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.470  $12.168  $12.984   $13.095
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.168  $12.984  $13.095   $13.820
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,645   16,170   24,924    27,170
----------------------------------------------------------------------------------------------------------

                                 123 PROSPECTUS

Putnam VT Global Asset Allocation - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.605  $12.464  $13.383   $14.089
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.464  $13.383  $14.089   $15.649
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0       135
----------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.239  $13.539  $14.804   $15.331
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.539  $14.804  $15.331   $17.489
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    2,410    2,503     2,931
----------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.010  $11.331  $11.945   $13.308
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.331  $11.945  $13.308   $13.462
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               284    4,700    4,406     3,896
----------------------------------------------------------------------------------------------------------
Putnam VT High Yield - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.426  $13.378  $14.554   $14.766
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.378  $14.554  $14.766   $16.062
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                63    2,312    4,720     5,442
----------------------------------------------------------------------------------------------------------
Putnam VT Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.490  $10.469  $10.759   $10.838
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.469  $10.759  $10.838   $11.149
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    1,134    1,226     1,508
----------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.475  $13.416  $15.341   $16.939
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.416  $15.341  $16.939   $21.291
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0      550    1,530     1,929
----------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.811  $13.024  $14.437   $15.460
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.024  $14.437  $15.460   $17.334
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,390    2,334    2,339       609
----------------------------------------------------------------------------------------------------------
Putnam VT Money Market - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $ 9.934  $ 9.878  $ 9.785   $ 9.873
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $ 9.878  $ 9.785  $ 9.873   $10.144
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    9,403   10,956    13,441
----------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.450  $13.530  $14.687   $15.900
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.530  $14.687  $15.900   $16.987
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               460    2,148    2,096       624
----------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.811  $14.610  $16.596   $17.296
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.610  $16.596  $17.296   $19.747
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      728       719
----------------------------------------------------------------------------------------------------------
Putnam VT Research - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.064  $13.126  $13.896   $14.361
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.128  $13.896  $14.361   $15.733
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    6,467    6,545     6,668
----------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.464  $12.113  $12.899   $13.202
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.113  $12.899  $13.202   $14.542
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,559    2,503    3,277       596
----------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.740  $14.093  $16.864   $18.020
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.093  $16.864  $18.020   $22.529
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               189    4,857    4,744     4,211
----------------------------------------------------------------------------------------------------------
Putnam VT Vista - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.521  $13.596  $15.869   $17.515
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.596  $15.869  $17.515   $18.177
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               710    1,167      997     1,303
----------------------------------------------------------------------------------------------------------

                                 124 PROSPECTUS

Putnam VT Voyager - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.635  $12.429  $12.847   $13.363
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.429  $12.847  $13.363   $13.866
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,969    3,768    3,742     1,947
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.130   $12.171
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.130  $12.171   $12.567
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.343   $11.622
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.343  $11.622   $13.273
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.111  $11.767  $12.365   $13.098
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.767  $12.365  $13.098   $13.229
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    1,047    1,045     1,518
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.864  $13.388  $15.035   $16.235
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.388  $15.035  $16.235   $18.530
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0      615      615       615
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $ 9.895   $ 9.975
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $ 9.895  $ 9.975   $10.226
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0   12,369   13,259    14,072
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.708  $13.908  $15.067   $16.627
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.908  $15.067  $16.627   $18.131
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    2,517    3,722     4,727
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.967   $11.589
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.967  $11.589   $12.840
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    1,674    1,657     1,652
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.738   $12.203
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.738  $12.203   $12.468
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $11.098   $12.230
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $11.098  $12.230   $14.625
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      285       284
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.833
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.118  $13.593  $15.912   $17.677
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.593  $15.912  $17.677   $19.456
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0      604      604       604
----------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.300   $12.472
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.300  $12.472   $14.805
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    1,625    1,539     1,745
----------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.628  $14.547  $19.479   $22.382
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.547  $19.479  $22.382   $30.325
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               617    7,305    7,506     6,148
----------------------------------------------------------------------------------------------------------


(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value


                                125  PROSPECTUS

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value


                                126  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5 YEAR WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 2.30% and Administrative Expense Charge of 0.19%.


For the Years Beginning January 1* and Ending December 31,             2003     2004     2005      2006
----------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
----------------------------------------------------------------------------------------------------------
STI Classic Capital Appreciation Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.689  $11.126   $10.753
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.689  $11.126  $10.753   $11.621
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Relative Value Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.292  $12.586   $13.382
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.292  $12.586  $13.382   $15.163
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.199  $12.590   $12.738
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.199  $12.590  $12.738   $15.212
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Mid-Cap Equity Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.374  $12.956   $14.443
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.374  $12.956  $14.443   $15.594
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Small Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $12.164  $14.730   $16.074
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.164  $14.730  $16.074   $18.199
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.207
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.397
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------

                                 127 PROSPECTUS

Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.427
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.436
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.289
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.686
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.757
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.818
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.757  $13.292  $14.336   $14.472
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.292  $14.336  $14.472   $16.477
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.171   $11.069
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.171  $11.069   $12.763
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.501   $10.349
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.501  $10.349   $11.192
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.408  $14.453  $17.440   $18.498
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.453  $17.440  $18.498   $21.102
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.190   $10.176
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.190  $10.176   $10.322
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.951
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.337  $12.591  $13.829   $14.909
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.591  $13.829  $14.909   $17.211
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $13.217  $16.748  $20.367   $25.309
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $16.748  $20.367  $25.309   $31.613
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 128 PROSPECTUS

FTVIP Templeton Foreign Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.525  $13.497  $15.599   $16.759
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.497  $15.599  $16.759   $19.847
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - All Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.887   $11.355
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.887  $11.355   $12.694
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.339   $10.214
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.339  $10.214   $10.890
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth and Income Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.871   $10.946
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.871  $10.946   $12.518
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth Opportunities Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.119   $11.344
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.119  $11.344   $11.936
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.102   $11.716
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.102  $11.716   $12.823
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.957  $12.997  $13.914   $14.067
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.997  $13.914  $14.067   $15.207
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.088  $12.222  $12.707   $12.994
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.222  $12.707  $12.994   $13.644
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.087   $10.066
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.087  $10.066   $10.300
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.729  $14.128  $16.377   $18.216
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.128  $16.377  $18.216   $20.848
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer High Income/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.149  $12.861  $13.636   $13.564
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.861  $13.636  $13.564   $14.448
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.412  $12.540  $13.346   $13.761
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.540  $13.346  $13.761   $15.400
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.594  $14.554  $16.914   $18.096
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.554  $16.914  $18.096   $20.234
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.184  $12.298  $14.322   $15.640
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.298  $14.322  $15.640   $15.664
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 129 PROSPECTUS

Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.404  $12.046  $12.737   $12.729
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.046  $12.737  $12.729   $13.310
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.538  $12.339  $13.128   $13.695
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.339  $13.128  $13.695   $15.072
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.168  $13.404  $14.522   $14.902
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.404  $14.522  $14.902   $16.845
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.947  $11.218  $11.718   $12.935
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.218  $11.718  $12.935   $12.966
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT High Yield - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.355  $13.245  $14.277   $14.353
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.245  $14.277  $14.353   $15.470
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.429  $10.364  $10.554   $10.535
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.364  $10.554  $10.535   $10.738
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.410  $13.282  $15.049   $16.465
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.282  $15.049  $16.465   $20.507
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.743  $12.894  $14.163   $15.027
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.894  $14.163  $15.027   $16.696
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Money Market - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $ 9.877  $ 9.779  $ 9.598   $ 9.597
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $ 9.779  $ 9.598  $ 9.597   $ 9.770
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.378  $13.395  $14.408   $15.456
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.395  $14.408  $15.456   $16.362
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.738  $14.464  $16.280   $16.812
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.464  $16.280  $16.812   $19.020
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Research - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.995  $12.997  $13.632   $13.960
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.997  $13.632  $13.960   $15.153
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.398  $11.992  $12.654   $12.833
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.992  $12.654  $12.833   $14.006
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.667  $13.952  $16.543   $17.516
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.952  $16.543  $17.516   $21.699
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 130 PROSPECTUS

Putnam VT Vista - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.449  $13.460  $15.567   $17.025
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.460  $15.567  $17.025   $17.507
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Voyager - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.568  $12.305  $12.603   $12.989
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.305  $12.603  $12.989   $13.355
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.062   $11.986
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.062  $11.986   $12.263
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.274   $11.446
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.274  $11.446   $12.952
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.047  $11.650  $12.129   $12.732
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.650  $12.129  $12.732   $12.742
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.796  $13.254  $14.749   $15.781
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.254  $14.749  $15.781   $17.848
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $ 9.805   $ 9.793
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $ 9.805  $ 9.793   $ 9.948
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.635  $13.770  $14.780   $16.162
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.770  $14.780  $16.162   $17.464
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.900   $11.413
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.900  $11.413   $12.530
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.672   $12.018
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.672  $12.018   $12.166
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $10.996   $12.007
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $10.996  $12.007   $14.228
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.772
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.095  $13.510  $15.670   $17.250
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.510  $15.670  $17.250   $18.813
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.231   $12.282
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.231  $12.282   $14.447
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------

                                 131 PROSPECTUS

Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.556  $14.402  $19.109   $21.756
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.402  $19.109  $21.756   $29.208
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------


(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income
  - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program.
   Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II
  Sub-Account closed to new investments.   If you invested in this Variable
  Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable Sub-Account
  in accordance with that program.   Outside of these automatic transaction
  programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                132  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.50% and Administrative Expense Charge of 0.19%.


For the Years Beginning January 1* and Ending December 31,             2003     2004      2005       2006
------------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
------------------------------------------------------------------------------------------------------------
STI Classic Capital Appreciation Sub-Account /(1)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.729  $ 11.260   $ 10.971
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.729  $11.260  $ 10.971   $ 11.954
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0      345     1,188      4,462
------------------------------------------------------------------------------------------------------------
STI Classic Large Cap Relative Value Sub-Account /(1)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.335  $ 12.737   $ 13.653
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.335  $12.737  $ 13.653   $ 15.597
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    9,787    13,594     10,697
------------------------------------------------------------------------------------------------------------
STI Classic Large Cap Value Equity Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.241  $ 12.742   $ 12.997
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.241  $12.742  $ 12.997   $ 15.648
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    7,210    17,105     19,915
------------------------------------------------------------------------------------------------------------
STI Classic Mid-Cap Equity Sub-Account /(1)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.417  $ 13.111   $ 14.736
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.417  $13.111  $ 14.736   $ 16.041
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,002    2,436     6,398      2,561
------------------------------------------------------------------------------------------------------------
STI Classic Small Cap Value Equity Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $12.210  $ 14.907   $ 16.400
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.210  $14.907  $ 16.400   $ 18.720
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    5,082    13,157     50,107
------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $ 10.263
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --    126,418
------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $ 10.454
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --     32,825
------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $ 10.484
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --     30,209
------------------------------------------------------------------------------------------------------------
                                 133 PROSPECTUS

Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $ 10.493
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --      5,514
------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $ 10.345
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --     10,533
------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $  9.739
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --          0
------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $ 10.816
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --     12,979
------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $  9.872
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --     24,400
------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.816  $13.409  $ 14.582   $ 14.840
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.409  $14.582  $ 14.840   $ 17.034
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             3,844   50,264    85,228    151,273
------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 11.233   $ 11.221
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.233  $ 11.221   $ 13.044
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    8,142   395,841    952,145
------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 10.523   $ 10.455
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.523  $ 10.455   $ 11.399
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --      268    38,415     96,407
------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.470  $14.581  $ 17.739   $ 18.969
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.581  $17.739  $ 18.969   $ 21.816
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               175    6,512    26,368     32,680
------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 10.246   $ 10.315
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.246  $ 10.315   $ 10.549
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --   10,347    73,104     94,018
------------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $ 11.011
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --     33,772
------------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.394  $12.703  $ 14.065   $ 15.288
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.703  $14.065  $ 15.288   $ 17.793
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                            10,654   69,739   192,547    446,165
------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $13.283  $16.896  $ 20.715   $ 25.952
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $16.896  $20.715  $ 25.952   $ 32.682
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    1,296    21,489     27,158
------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.583  $13.616  $ 15.866   $ 17.185
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.616  $15.866  $ 17.185   $ 20.518
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             3,050   19,680   150,154    327,648
------------------------------------------------------------------------------------------------------------

                                 134 PROSPECTUS

Lord Abbett Series - All Value Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 10.909   $ 11.471
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.909  $ 11.471   $ 12.929
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       84    20,539     34,419
------------------------------------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 10.360   $ 10.319
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.360  $ 10.319   $ 11.091
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0    16,046     43,537
------------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth and Income Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 10.893   $ 11.057
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.893  $ 11.057   $ 12.749
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    1,191   119,764    175,986
------------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth Opportunities Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 11.141   $ 11.460
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.141  $ 11.460   $ 12.156
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       84    16,168     35,024
------------------------------------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 11.124   $ 11.836
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.124  $ 11.836   $ 13.060
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       42    30,129     50,024
------------------------------------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.017  $13.112  $ 14.152   $ 14.425
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.112  $14.152  $ 14.425   $ 15.722
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               358   16,508    36,489     37,800
------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.106  $12.289  $ 12.881   $ 13.280
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.289  $12.881  $ 13.280   $ 14.059
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             4,612   17,974   131,952    170,195
------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 10.108   $ 10.169
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.108  $ 10.169   $ 10.491
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    3,605    37,622    111,981
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.788  $14.253  $ 16.657   $ 18.679
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.253  $16.657  $ 18.679   $ 21.553
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               100    6,058    26,321     38,599
------------------------------------------------------------------------------------------------------------
Oppenheimer High Income/VA - Service Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.209  $12.975  $ 13.869   $ 13.909
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.975  $13.869  $ 13.909   $ 14.936
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             4,529   53,683    98,072    112,865
------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.469  $12.650  $ 13.574   $ 14.111
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.650  $13.574  $ 14.111   $ 15.921
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             9,551   80,356   161,258    221,738
------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.657  $14.682  $ 17.203   $ 18.556
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.682  $17.203  $ 18.556   $ 20.918
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             3,631   13,562    37,572     65,082
------------------------------------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.245  $12.406  $ 14.567   $ 16.038
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.406  $14.567  $ 16.038   $ 16.193
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    2,522    19,771     56,522
------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.462  $12.153  $ 12.955   $ 13.052
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.153  $12.955  $ 13.052   $ 13.761
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               395   47,218   143,674    170,141
------------------------------------------------------------------------------------------------------------

                                 135 PROSPECTUS

Putnam VT Global Asset Allocation - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.596  $12.448  $ 13.353   $ 14.043
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.448  $13.353  $ 14.043   $ 15.582
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               206    1,622     8,617     13,550
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.229  $13.522  $ 14.771   $ 15.281
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.522  $14.771  $ 15.281   $ 17.414
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               132    2,313     2,961      6,673
------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.002  $11.317  $ 11.919   $ 13.264
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.317  $11.919  $ 13.264   $ 13.405
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0         0          0
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.417  $13.362  $ 14.521   $ 14.718
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.362  $14.521  $ 14.718   $ 15.993
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               118    4,251     8,448     22,959
------------------------------------------------------------------------------------------------------------
Putnam VT Income - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.482  $10.456  $ 10.735   $ 10.803
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.456  $10.735  $ 10.803   $ 11.101
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0   10,116    40,741     75,490
------------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.467  $13.399  $ 15.306   $ 16.884
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.399  $15.306  $ 16.884   $ 21.200
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               273      837    11,396     30,034
------------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.802  $13.008  $ 14.405   $ 15.409
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.008  $14.405  $ 15.409   $ 17.260
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0         0      1,624
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $ 9.926  $ 9.865  $  9.763   $  9.841
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $ 9.865  $ 9.763  $  9.841   $ 10.100
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0   14,631    49,201     84,997
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.440  $13.513  $ 14.654   $ 15.849
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.513  $14.654  $ 15.849   $ 16.915
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0      246       236          0
------------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.801  $14.592  $ 16.559   $ 17.239
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.592  $16.559  $ 17.239   $ 19.663
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    1,381     9,422     54,274
------------------------------------------------------------------------------------------------------------
Putnam VT Research - Class IB Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.055  $13.112  $ 13.865   $ 14.315
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.112  $13.865  $ 14.315   $ 15.665
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    3,194     3,193      2,973
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.455  $12.098  $ 12.870   $ 13.159
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.098  $12.870  $ 13.159   $ 14.480
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               832    3,226     3,937      7,631
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.730  $14.075  $ 16.826   $ 17.961
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.075  $16.826  $ 17.961   $ 22.432
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0      914       666        554
------------------------------------------------------------------------------------------------------------
Putnam VT Vista - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.512  $13.579  $ 15.833   $ 17.458
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.579  $15.833  $ 17.458   $ 18.099
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               126      436        64        714
------------------------------------------------------------------------------------------------------------

                                 136 PROSPECTUS

Putnam VT Voyager - Class IB Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.626  $12.414  $ 12.818   $ 13.320
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.414  $12.818  $ 13.320   $ 13.807
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               138    1,441    12,528     15,448
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 11.122   $ 12.150
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.122  $ 12.150   $ 12.533
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0         0        150
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 11.336   $ 11.603
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.336  $ 11.603   $ 13.237
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    5,119    93,900     80,868
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.102  $11.753  $ 12.337   $ 13.056
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.753  $12.337  $ 13.056   $ 13.172
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               109    2,529    13,681     14,010
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.855  $13.371  $ 15.002   $ 16.182
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.371  $15.002  $ 16.182   $ 18.451
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    6,865    15,034     26,124
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class II Sub-Account
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $  9.885   $  9.955
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $ 9.885  $  9.955   $ 10.195
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0   93,600   119,309    121,505
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.698  $13.891  $ 15.033   $ 16.573
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.891  $15.033  $ 16.573   $ 18.054
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               257   16,793    30,734     45,213
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 10.959   $ 11.570
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.959  $ 11.570   $ 12.805
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    1,625    26,263     46,317
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 10.731   $ 12.183
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.731  $ 12.183   $ 12.434
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0     3,013      5,543
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $ 11.086   $ 12.205
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $11.086  $ 12.205   $ 14.580
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    1,593    31,755     85,150
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --        --   $ 10.000
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --        --   $  9.826
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --        --     27,566
------------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.115  $13.584  $ 15.885   $ 17.630
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.584  $15.885  $ 17.630   $ 19.384
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    1,988     2,136      2,417
------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $ 11.292   $ 12.451
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.292  $ 12.451   $ 14.765
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --    5,920    26,435     35,711
------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.618  $14.529  $ 19.436   $ 22.309
------------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.529  $19.436  $ 22.309   $ 30.195
------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               244   29,798    50,779     45,409
------------------------------------------------------------------------------------------------------------

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value


                                137  PROSPECTUS

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value


                                138  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3 YEAR WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 2.40% and Administrative Expense Charge of 0.19%.


For the Years Beginning January 1* and Ending December 31,             2003     2004     2005      2006
----------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
----------------------------------------------------------------------------------------------------------
STI Classic Capital Appreciation Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.684  $11.110   $10.726
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.684  $11.110  $10.726   $11.580
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Relative Value Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.287  $12.567   $13.348
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.287  $12.567  $13.348   $15.109
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.194  $12.572   $12.706
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.194  $12.572  $12.706   $15.158
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Mid-Cap Equity Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.368  $12.936   $14.407
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.368  $12.936  $14.407   $15.539
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Small Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $12.158  $14.708   $16.033
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.158  $14.708  $16.033   $18.135
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.200
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.390
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------

                                 139 PROSPECTUS

Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.420
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.428
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.281
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.680
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.750
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.811
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.748  $13.275  $14.304   $14.424
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.275  $14.304  $14.424   $16.406
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.164   $11.050
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.164  $11.050   $12.728
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.499   $10.336
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.499  $10.336   $11.166
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.398  $14.435  $17.401   $18.438
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.435  $17.401  $18.438   $21.012
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.183   $10.158
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.183  $10.158   $10.294
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.943
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.328  $12.576  $13.797   $14.860
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.576  $13.797  $14.860   $17.137
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $13.207  $16.727  $20.321   $25.226
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $16.727  $20.321  $25.226   $31.477
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 140 PROSPECTUS

FTVIP Templeton Foreign Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.516  $13.480  $15.564   $16.704
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.480  $15.564  $16.704   $19.762
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - All Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.884   $11.340
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.884  $11.340   $12.665
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.336   $10.201
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.336  $10.201   $10.865
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth and Income Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.868   $10.932
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.868  $10.932   $12.489
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth Opportunities Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.116   $11.330
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.116  $11.330   $11.908
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.099   $11.701
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.099  $11.701   $12.793
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.948  $12.981  $13.883   $14.021
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.981  $13.883  $14.021   $15.142
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.086  $12.214  $12.685   $12.958
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.214  $12.685  $12.958   $13.593
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.084   $10.053
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.084  $10.053   $10.277
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.720  $14.111  $16.340   $18.156
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.111  $16.340  $18.156   $20.759
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer High Income/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.139  $12.845  $13.605   $13.520
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.845  $13.605  $13.520   $14.385
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.403  $12.524  $13.315   $13.716
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.524  $13.315  $13.716   $15.334
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.584  $14.536  $16.875   $18.037
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.536  $16.875  $18.037   $20.146
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.175  $12.283  $14.289   $15.589
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.283  $14.289  $15.589   $15.596
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 141 PROSPECTUS

Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.396  $12.031  $12.708   $12.687
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.031  $12.708  $12.687   $13.253
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.529  $12.324  $13.098   $13.650
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.324  $13.098  $13.650   $15.007
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.159  $13.387  $14.490   $14.853
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.387  $14.490  $14.853   $16.772
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.939  $11.204  $11.691   $12.893
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.204  $11.691  $12.893   $12.910
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT High Yield - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.345  $13.228  $14.244   $14.306
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.228  $14.244  $14.306   $15.403
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.421  $10.351  $10.530   $10.500
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.351  $10.530  $10.500   $10.692
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.401  $13.265  $15.015   $16.411
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.265  $15.015  $16.411   $20.419
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.734  $12.878  $14.131   $14.978
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.878  $14.131  $14.978   $16.624
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Money Market - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $ 9.869  $ 9.767  $ 9.576   $ 9.565
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $ 9.767  $ 9.576  $ 9.565   $ 9.728
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.369  $13.378  $14.375   $15.405
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.378  $14.375  $15.405   $16.291
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.728  $14.446  $16.244   $16.757
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.446  $16.244  $16.757   $18.938
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Research - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.985  $12.981  $13.601   $13.914
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.981  $13.601  $13.914   $15.088
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.389  $11.978  $12.625   $12.791
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.978  $12.625  $12.791   $13.946
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.657  $13.935  $16.506   $17.459
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.935  $16.506  $17.459   $21.606
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 142 PROSPECTUS

Putnam VT Vista - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.440  $13.443  $15.532   $16.969
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.443  $15.532  $16.969   $17.432
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Voyager - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.559  $12.290  $12.574   $12.947
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.290  $12.574  $12.947   $13.298
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.054   $11.965
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.054  $11.965   $12.230
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.266   $11.426
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.266  $11.426   $12.917
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.038  $11.635  $12.102   $12.690
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.635  $12.102  $12.690   $12.687
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.787  $13.238  $14.716   $15.729
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.238  $14.716  $15.729   $17.771
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $ 9.794   $ 9.773
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $ 9.794  $ 9.773   $ 9.918
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.625  $13.752  $14.746   $16.109
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.752  $14.746  $16.109   $17.388
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.892   $11.394
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.892  $11.394   $12.496
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.665   $11.998
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.665  $11.998   $12.133
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $10.985   $11.983
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $10.985  $11.983   $14.184
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.766
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.093  $13.501  $15.644   $17.203
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.501  $15.644  $17.203   $18.742
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.223   $12.261
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.223  $12.261   $14.408
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------

                                 143 PROSPECTUS

Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.546  $14.384  $19.066   $21.685
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.384  $19.066  $21.685   $29.083
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------


(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income
  - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program.
   Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II
  Sub-Account closed to new investments.   If you invested in this Variable
  Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable Sub-Account
  in accordance with that program.   Outside of these automatic transaction
  programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                144  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (BASIC CONTRACT)
--------------------------------------------------------------------------------

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.60% and Administrative Expense Charge of 0.19%.


For the Years Beginning January 1* and Ending December 31,             2003     2004     2005      2006
----------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
----------------------------------------------------------------------------------------------------------
STI Classic Capital Appreciation Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.724  $11.243   $10.944
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.724  $11.243  $10.944   $11.912
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Relative Value Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.330  $12.718   $13.619
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.330  $12.718  $13.619   $15.542
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.236  $12.723   $12.964
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.236  $12.723  $12.964   $15.593
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               136      134      138       132
----------------------------------------------------------------------------------------------------------
STI Classic Mid-Cap Equity Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.411  $13.092   $14.699
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.411  $13.092  $14.699   $15.984
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Small Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $12.204  $14.885   $16.359
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.204  $14.885  $16.359   $18.655
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      197       197
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.256
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.447
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------

                                 145 PROSPECTUS

Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.477
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.486
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.338
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.733
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.809
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.865
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.807  $13.392  $14.549   $14.791
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.392  $14.549  $14.791   $16.961
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,531    2,399    2,190     2,199
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.225   $11.202
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.225  $11.202   $13.008
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0      225    30,492
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.520   $10.442
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.520  $10.442   $11.373
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0       832
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.460  $14.563  $17.699   $18.907
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.563  $17.699  $18.907   $21.723
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               569      535      506       456
----------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.239   $10.298
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.239  $10.298   $10.520
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0      147       897
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $11.004
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.385  $12.687  $14.034   $15.238
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.687  $14.034  $15.238   $17.717
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             2,239    2,274    2,440    24,057
----------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $13.273  $16.875  $20.668   $25.867
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $16.875  $20.668  $25.867   $32.542
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0    8,772        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.574  $13.599  $15.830   $17.129
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.599  $15.830  $17.129   $20.431
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               298      399      759    19,930
----------------------------------------------------------------------------------------------------------

                                 146 PROSPECTUS

Lord Abbett Series - All Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.906   $11.456
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.906  $11.456   $12.899
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0      536       535
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.357   $10.305
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.357  $10.305   $11.066
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0     1,056
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth and Income Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.891   $11.043
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.891  $11.043   $12.720
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0      676       130
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth Opportunities Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.139   $11.446
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.139  $11.446   $12.129
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.122   $11.821
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.122  $11.821   $13.030
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.008  $13.095  $14.121   $14.378
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.095  $14.121  $14.378   $15.654
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               424      516      346       534
----------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.104  $12.281  $12.859   $13.244
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.281  $12.859  $13.244   $14.006
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0    1,350       899
----------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.105   $10.156
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.105  $10.156   $10.467
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0    1,035     1,147
----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.779  $14.235  $16.620   $18.618
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.235  $16.620  $18.618   $21.461
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               109      103       97        96
----------------------------------------------------------------------------------------------------------
Oppenheimer High Income/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.200  $12.959  $13.838   $13.864
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.959  $13.838  $13.864   $14.873
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               412      333      270       771
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.460  $12.635  $13.543   $14.065
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.635  $13.543  $14.065   $15.853
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             1,009    1,089    2,327     2,475
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.647  $14.664  $17.164   $18.496
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.664  $17.164  $18.496   $20.828
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               252      232      339       508
----------------------------------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.236  $12.391  $14.534   $15.986
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.391  $14.534  $15.986   $16.124
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.453  $12.138  $12.926   $13.010
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.138  $12.926  $13.010   $13.702
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               731      920      931     1,490
----------------------------------------------------------------------------------------------------------

                                 147 PROSPECTUS

Putnam VT Global Asset Allocation - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.587  $12.433  $13.323   $13.997
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.433  $13.323  $13.997   $15.515
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.220  $13.506  $14.738   $15.231
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.506  $14.738  $15.231   $17.340
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                             1,510    1,415    1,326     1,184
----------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.993  $11.303  $11.892   $13.221
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.303  $11.892  $13.221   $13.348
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT High Yield - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.407  $13.345  $14.488   $14.670
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.345  $14.488  $14.670   $15.925
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0      613        92
----------------------------------------------------------------------------------------------------------
Putnam VT Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.474  $10.443  $10.711   $10.768
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.443  $10.711  $10.768   $11.054
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               292      304      591     1,464
----------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.458  $13.383  $15.272   $16.829
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.383  $15.272  $16.829   $21.110
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.793  $12.992  $14.373   $15.359
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.992  $14.373  $15.359   $17.187
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Money Market - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $ 9.919  $ 9.853  $ 9.741   $ 9.809
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $ 9.853  $ 9.741  $ 9.809   $10.057
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0       324
----------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.431  $13.497  $14.621   $15.797
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.497  $14.621  $15.797   $16.843
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.792  $14.574  $16.522   $17.183
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.574  $16.522  $17.183   $19.579
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0       130
----------------------------------------------------------------------------------------------------------
Putnam VT Research - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.046  $13.096  $13.834   $14.268
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.096  $13.834  $14.268   $15.599
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.446  $12.084  $12.841   $13.117
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.084  $12.841  $13.117   $14.418
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.720  $14.058  $16.789   $17.903
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.058  $16.789  $17.903   $22.337
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Vista - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.502  $13.562  $15.798   $17.401
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.562  $15.798  $17.401   $18.022
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               855      800      750       671
----------------------------------------------------------------------------------------------------------

                                 148 PROSPECTUS

Putnam VT Voyager - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.617  $12.398  $12.789   $13.276
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.398  $12.789  $13.276   $13.748
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               255      260      248       255
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.115   $12.129
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.115  $12.129   $12.499
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.328   $11.583
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.328  $11.583   $13.202
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.094  $11.738  $12.309   $13.013
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.738  $12.309  $13.013   $13.116
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.846  $13.355  $14.968   $16.129
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.355  $14.968  $16.129   $18.372
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $ 9.875   $ 9.934
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $ 9.875  $ 9.934   $10.164
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0     1,539
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.688  $13.874  $14.999   $16.519
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.874  $14.999  $16.519   $17.977
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.952   $11.550
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.952  $11.550   $12.771
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.723   $12.162
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.723  $12.162   $12.400
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $11.075   $12.180
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $11.075  $12.180   $14.536
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.820
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --       212
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.113  $13.575  $15.858   $17.582
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.575  $15.858  $17.582   $19.312
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               292      274      258       230
----------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.284   $12.429
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.284  $12.429   $14.725
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0       143
----------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.609  $14.511  $19.392   $22.236
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.511  $19.392  $22.236   $30.066
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                               152       85      304       545
----------------------------------------------------------------------------------------------------------

 (1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value


                                149  PROSPECTUS

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value


                                150  PROSPECTUS

ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO WITHDRAWAL CHARGE OPTION:
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79))
--------------------------------------------------------------------------------

*The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on July 15, 2003, except for the following Variable Sub-Accounts: Van Kampen LIT Money Market, Class II Sub-Account and Van Kampen UIF Global Franchise, Class II Sub-Account which were first offered under the Contracts on December 31, 2003; FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Comstock, Class II Sub-Account, Van Kampen UIF Equity and Income, Class II Sub-Account, Van Kampen UIF Equity Growth, Class II Sub-Account and Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account which were first offered under the Contracts on May 1, 2004; FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series - All Value Sub-Account, Lord Abbett Series - Bond-Debenture Sub-Account, Lord Abbett Series - Growth and Income Sub-Account, Lord Abbett Series - Growth Opportunities Sub-Account, Lord Abbett Series - Mid-Cap Value Sub-Account and Oppenheimer Core Bond/VA - Service Shares Sub-Account (formerly Oppenheimer Bond/VA) which were first offered under the Contracts on October 1, 2004, and the Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account , Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Discovery Securities - Class 2 Sub-Account, and Van Kampen UIF Mid Cap Growth, Class II Sub-Account which were first offered under the Contracts on May 1, 2006. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 2.50% and Administrative Expense Charge of 0.19%.


For the Years Beginning January 1* and Ending December 31,             2003     2004     2005      2006
----------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
----------------------------------------------------------------------------------------------------------
STI Classic Capital Appreciation Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.679  $11.093   $10.699
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.679  $11.093  $10.699   $11.539
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Relative Value Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.282  $12.548   $13.314
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.282  $12.548  $13.314   $15.056
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Large Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.188  $12.553   $12.674
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.188  $12.553  $12.674   $15.104
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Mid-Cap Equity Sub-Account /(1)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $11.363  $12.917   $14.370
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.363  $12.917  $14.370   $15.484
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
STI Classic Small Cap Value Equity Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $12.152  $14.686   $15.993
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.152  $14.686  $15.993   $18.071
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.193
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.383
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------

                                 151 PROSPECTUS

Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.412
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.421
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.274
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.673
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.742
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.804
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.739  $13.259  $14.271   $14.377
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.259  $14.271  $14.377   $16.335
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.156   $11.031
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.156  $11.031   $12.693
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.496   $10.323
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.496  $10.323   $11.140
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.389  $14.417  $17.361   $18.377
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.417  $17.361  $18.377   $20.921
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.176   $10.141
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.176  $10.141   $10.265
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Discovery Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $10.936
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
FTVIP Mutual Shares Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.319  $12.560  $13.766   $14.811
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.560  $13.766  $14.811   $17.063
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $13.197  $16.706  $20.275   $25.143
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $16.706  $20.275  $25.143   $31.342
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 152 PROSPECTUS

FTVIP Templeton Foreign Securities - Class 2 Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.507  $13.463  $15.528   $16.649
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.463  $15.528  $16.649   $19.677
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - All Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.881   $11.326
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.881  $11.326   $12.636
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Bond-Debenture Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.334   $10.188
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.334  $10.188   $10.840
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth and Income Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.866   $10.918
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.866  $10.918   $12.460
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Growth Opportunities Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.113   $11.315
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.113  $11.315   $11.881
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Lord Abbett Series - Mid-Cap Value Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.096   $11.686
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.096  $11.686   $12.764
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Balanced/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.939  $12.964  $13.851   $13.975
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.964  $13.851  $13.975   $15.077
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.083  $12.206  $12.663   $12.923
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.206  $12.663  $12.923   $13.542
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.082   $10.040
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.082  $10.040   $10.253
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.711  $14.093  $16.303   $18.097
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.093  $16.303  $18.097   $20.669
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer High Income/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.130  $12.829  $13.574   $13.475
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.829  $13.574  $13.475   $14.324
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.395  $12.508  $13.285   $13.671
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.508  $13.285  $13.671   $15.268
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.574  $14.518  $16.837   $17.977
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.518  $16.837  $17.977   $20.060
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.165  $12.267  $14.257   $15.538
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.267  $14.257  $15.538   $15.529
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 153 PROSPECTUS

Oppenheimer Strategic Bond/VA - Service Shares Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.387  $12.016  $12.679   $12.645
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.016  $12.679  $12.645   $13.196
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.521  $12.309  $13.069   $13.605
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.309  $13.069  $13.605   $14.943
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.150  $13.370  $14.457   $14.804
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.370  $14.457  $14.804   $16.700
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.930  $11.190  $11.665   $12.850
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.190  $11.665  $12.850   $12.855
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT High Yield - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.336  $13.212  $14.212   $14.259
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.212  $14.212  $14.259   $15.337
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Income - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.413  $10.338  $10.506   $10.466
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.338  $10.506  $10.466   $10.645
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT International Equity - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.392  $13.249  $14.981   $16.357
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.249  $14.981  $16.357   $20.331
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Investors - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.725  $12.862  $14.098   $14.929
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.862  $14.098  $14.929   $16.552
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Money Market - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $ 9.862  $ 9.755  $ 9.555   $ 9.534
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $ 9.755  $ 9.555  $ 9.534   $ 9.686
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.359  $13.362  $14.343   $15.354
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.362  $14.343  $15.354   $16.221
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT New Value - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.718  $14.429  $16.207   $16.701
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.429  $16.207  $16.701   $18.856
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Research - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.976  $12.965  $13.570   $13.868
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.965  $13.570  $13.868   $15.023
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.381  $11.963  $12.596   $12.749
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.963  $12.596  $12.749   $13.886
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income - Class IB Sub-Account/(2)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.647  $13.918  $16.469   $17.401
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.918  $16.469  $17.401   $21.512
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

                                 154 PROSPECTUS

Putnam VT Vista - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.430  $13.427  $15.497   $16.913
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.427  $15.497  $16.913   $17.357
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Putnam VT Voyager - Class IB Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.550  $12.274  $12.545   $12.904
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $12.274  $12.545  $12.904   $13.240
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account/(3)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.047   $11.945
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.047  $11.945   $12.197
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.258   $11.407
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.258  $11.407   $12.882
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Strategic Growth, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.030  $11.621  $12.075   $12.648
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $11.621  $12.075  $12.648   $12.632
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $11.778  $13.221  $14.683   $15.677
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.221  $14.683  $15.677   $17.694
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market, Class II Sub-Account
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $ 9.784   $ 9.753
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $ 9.784  $ 9.753   $ 9.887
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Debt, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.615  $13.735  $14.713   $16.056
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.735  $14.713  $16.056   $17.313
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.885   $11.374
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.885  $11.374   $12.461
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $10.657   $11.977
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $10.657  $11.977   $12.100
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Global Franchise, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $10.000  $10.000  $10.974   $11.958
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $10.000  $10.974  $11.958   $14.141
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --       --       --   $10.000
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --       --       --   $ 9.759
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --       --       --         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Small Company Growth, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.090  $13.492  $15.617   $17.156
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $13.492  $15.617  $17.156   $18.672
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Mid Cap Value, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                              --  $10.000  $11.215   $12.240
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                    --  $11.215  $12.240   $14.369
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                --        0        0         0
----------------------------------------------------------------------------------------------------------

                                 156 PROSPECTUS

Van Kampen UIF U.S. Real Estate, Class II Sub-Account /(4)/
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                         $12.536  $14.366  $19.022   $21.613
----------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                               $14.366  $19.022  $21.613   $28.957
----------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                 0        0        0         0
----------------------------------------------------------------------------------------------------------

(1) Effective May 31, 2007, the STI Classic Capital Appreciation Fund, the STI Classic Large Cap Relative Value Fund, and the STI Classic Mid-Cap Equity Fund will change their names to STI Classic Large Cap Growth Stock Fund, STI Classic Large Cap Core Equity Fund, and STI Classic Mid-Cap Core Equity Fund, respectively.

(2) Effective October 1, 2004, the Putnam VT Health Sciences - Class IB Sub-Account, Putnam VT New Opportunities - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Utilities Growth and Income
  - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program.
   Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Van Kampen LIT Aggressive Growth, Class II
  Sub-Account closed to new investments.   If you invested in this Variable
  Sub-Account prior to May 1, 2006, you may continue your investment. If prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to this Variable Sub-Account
  in accordance with that program.   Outside of these automatic transaction
  programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                156  PROSPECTUS

                                     PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Registrant anticipates that it will incur the following approximate expenses in connection with the issuance and distribution of the securities to be registered:

            Registration fees...................$23,000
            (previously registered)
            Cost of printing and engraving......$343,000
            Legal fees..........................$40,000
            Accounting fees.....................$10,000
            Mailing fees........................$27,900


ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The By-laws of Allstate Life Insurance Company ("Registrant") provide that Registrant will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made a party to any proceeding by reason of the fact that such persons were or are directors or officers of Registrant, against liabilities, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Registrant before such date.

The directors and officers of Registrant have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Registrant.


ITEM 16. EXHIBITS.

Exhibit No.        Description

(1)(a) Underwriting Agreement between Allstate Life Insurance Company and Allstate Distributors, L.L.C. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-31288) dated April 27, 2000.)

(1)(b) Form of General Agency Agreement between Northbrook Life Insurance Company and Dean Witter Reynolds Inc. (Northbrook Life Insurance Company was merged into Allstate Life Insurance Company effective January 1, 2003) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 033-35412) dated December 31, 1996.)

(1)(c) Underwriting Agreement among Northbrook Life Insurance Company, Northbrook Variable Annuity Account II and Dean Witter Reynolds Inc. (Northbrook Life Insurance Company was merged into Allstate Life Insurance Company effective January 1, 2003) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 033-35412) dated December 31, 1996.)

(2) None

(4) (a) Form of Allstate Advisor Variable Annuity Contract ("Allstate Advisor" or "Morgan Stanley Variable Annuity") (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(b) Form of Allstate Advisor Plus Variable Annuity Contract ("Allstate Advisor Plus") (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(c) Form of Allstate Advisor Preferred Variable Annuity Contract ("Allstate Advisor Preferred" or "Morgan Stanley Variable Annuity - L Share") (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-31288) dated June 10, 2002.)

(4)(d) Form of Enhanced Beneficiary Protection Rider A--Annual Increase (Allstate Advisor, Morgan Stanley Variable Annuity, Allstate Advisor Preferred and Morgan Stanley Variable Annuity - L Share) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(e) Form of Enhanced Beneficiary Protection Rider A--Annual Increase (Allstate Advisor Plus) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(f) Form of Enhanced Beneficiary Protection Rider B--Maximum Anniversary Value (Allstate Advisor, Morgan Stanley Variable Annuity, Allstate Advisor Preferred and Morgan Stanley Variable Annuity - L Share) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(g) Form of Enhanced Beneficiary Protection Rider B--Maximum Anniversary Value (Allstate Advisor Plus) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(h) Form of Earnings Protection Death Benefit Rider (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(i) Form of Retirement Income Guarantee Rider 1 (Allstate Advisor, Morgan Stanley Variable Annuity, Allstate Advisor Preferred and Morgan Stanley Variable Annuity - L Share) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(j) Form of Retirement Income Guarantee Rider 1 (Allstate Advisor Plus) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(k) Form of Retirement Income Guarantee Rider 2 (Allstate Advisor, Morgan Stanley Variable Annuity, Allstate Advisor Preferred and Morgan Stanley Variable Annuity - L Share) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(l) Form of Retirement Income Guarantee Rider 2 (Allstate Advisor Plus) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115) dated June 10, 2002.)

(4)(m) Form of Income Protection Benefit Rider (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(n) Form of Spousal Protection Benefit Rider (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(o) Form of Amendatory Endorsement for Charitable Remainder Trust (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(p) Form of Amendatory Endorsement for Grantor Trust (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(q) Form of Amendatory Endorsement for Waiver of Charges (all Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(r) Form of Amendatory Endorsement for Employees (Allstate Advisor) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated June 10, 2002.)

(4)(s) Form of Withdrawal Charge Option Rider 1 (Incorporated herein by reference to the initial filing of Allstate Financial Advisors Separate Account I Form N-4 Registration Statement(File No. 333-102934) dated February 3 ,2003.)

(4)(t) Form of Withdrawal Charge Option Rider 2 (Incorporated herein by reference to the initial filing of Allstate Financial Advisors Separate Account I Form N-4 Registration Statement(File No. 333-102934) dated February 3 ,2003.)

(4)(u) Form of Retirement Income Guarantee Rider 2 (Plus) (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(v) Form of Income Protection Benefit Rider (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(w) Form of Spousal Protection Benefit Rider (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(x) Form of Amendatory Endorsement for Charitable Remainder Trust (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934) dated February 3, 2003.)

(4)(y) Form of Amendatory Endorsement for Grantor Trust (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934)dated February 3, 2003.)

(4)(z) Form of Amendatory Endorsement for Waiver of Charges (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement(File No. 333-102934) dated February 3, 2003.)

(4)(aa) Form of Amendatory Endorsement for Employees (Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-102934)dated February 3, 2003.)

(4)(ab) Form of TrueReturn Accumulation Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017) dated August 19,2003.)

(4)(ac) Form of TrueReturn Accumulation Benefit Rider (for all Contracts)( Incorporated herein by reference to Post-Effective Amendment No. 2 of Form N-4 Registration Statement (File No. 333-102934) dated December 19, 2003.)

(4)(ad) Form of SureIncome Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No.5 of Form N-4 Registration Statement (File No. 333-102934) dated December 29, 2004.)

(4)(ae) Form of Spousal Protection Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No. 5 of Form N-4 Registration Statement (File No. 333-102934) dated December 29, 2004.)

(4)(af) Form of Custodial Spousal Protection Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No. 5 of Form N-4 Registration Statement (File No. 333-102934) dated December 29, 2004.)

(4)(ag) Form of SureIncome Plus Withdrawal Benefit Rider (Previously file in Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-100068) dated April 18, 2006.)

(4)(ah) Form of SureIncome for Life Withdrawal Benefit Rider (Previously file in Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-100068) dated April 18, 2006.)

 (5)(a) Opinion and Consent of General Counsel re: Legality (Previously filed in the initial Form S-3 Registration Statement (File No. 333-100068) dated September 25, 2003.)

(5)(b) Opinion and Consent of General Counsel re: Legality (Previously filed in Post-Effective Amendment No.1 to this Form S-3 Registration Statement of Allstate Life Insurance Company (File No. 333-100068) dated April 18, 2003.)

(5)(c) Opinion and Consent of General Counsel re: Legality (Previously filed in Post-Effective Amendment No. 2 to this Form S-3 Registration Statement (File No. 333-100068) dated April 14, 2004.)


(5)(d) Opinion and Consent of General Counsel re: Legality (Previously filed in Post-Effective Amendment No. 3 to this Form S-3 Registration Statement (File No. 333-100068) dated April 25, 2005.)

(5)(e) Opinion and Consent of General Counsel re: Legality (Previously file in Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-100068) dated April 18, 2006.)

(8) None

(11) None

(12) None

(15) None


(23)(a) Consent of Independent Registered Public Accounting Firm filed herewith.


(24)(a) Powers of Attorney for David A. Bird, Danny L. Hale, , John C. Lounds, Samuel H. Pilch, John C. Pintozzi, Eric A. Simonson, Kevin R. Slawin,Casey J. Sylla, Michael J. Velotta, Douglas B. Welch, and Thomas J. Wilson, II (Previously file in Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-100068) dated April 18, 2006.)

(24)(b) Powers of Attorney for Michael B. Boyle, James W. Hohmann, George E. Ruebenson and Thomas J. Wilson II filed herewith.

(25) None

(26) None

(27) Not applicable

(99) Experts filed herewith.


ITEM 17.  UNDERTAKINGS.

(a) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        Provided, however, that the undertakings set forth in paragraphs (i),
(ii) and
(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

 (5) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

 (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officers or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 3rd day of April, 2007.

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


                            By: /s/MICHAEL J. VELOTTA
                           --------------------------
                               Michael J. Velotta
                        Senior Vice President, Secretary
                               and General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the 3rd day of April, 2007.



*/DAVID A. BIRD                      Director and Senior Vice President
-----------------------
David A. Bird

*/DANNY L. HALE                      Director
----------------------
Danny L. Hale


*/JOHN C. LOUNDS                     Director and Senior Vice President
-----------------------
John C. Lounds


*/SAMUEL H. PILCH                    Controller and Group Vice President
------------------------             (Principal Accounting Officer)
Samuel H. Pilch

*/JOHN C. PINTOZZI                   Director, Senior Vice President and
------------------------             Chief Financial Officer
John C. Pintozzi                     (Principal Financial Officer)

*/ERIC A. SIMONSON                   Director, Senior Vice President and
-------------------------            Chief Investment Officer
Eric A. Simonson

*KEVIN R. SLAWIN                     Director and Senior Vice President
-----------------------
Kevin R. Slawin

*/JAMES E. HOHMANN                   Director, Chief Exectutive Officer and
----------------------               President (Principal Executive
James E. Hohmann                       Officer)

/s/MICHAEL J. VELOTTA                Director, Senior Vice President,
----------------------               General Counsel and Secretary
Michael J. Velotta

*DOUGLAS B. WELCH                    Director and Senior Vice President
-----------------------
Douglas B. Welch

*/THOMAS J. WILSON II                Director and Chairman of the Board
-----------------------
Thomas J. Wilson II



*/ By Michael J. Velotta, pursuant to Power of Attorney, previously filed.

                                  EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No.       Description

(23)(a)  Consent of Independent Registered Public Accounting Firm.

(24)(b) Powers of Attorney for Michael B. Boyle, James W. Hohmann, George E. Ruebenson and Thomas J. Wilson II

(99)     Experts